UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3010

Fidelity Advisor Series VII
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2004

Item 1. Reports to Stockholders

Fidelity® Advisor

Real Estate
Fund - Class A, Class T, Class B
and Class C

Annual Report

July 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Commencing with the fiscal quarter ending October 31, 2004, each fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Real Estate Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2004	Past 1 year	Life of FundA
Class A (incl. 5.75% sales charge)	13.66%	15.34%
Class T (incl. 3.50% sales charge)	15.92%	16.43%
Class B (incl. contingent deferred sales charge) B	14.67%	16.28%
Class C (incl. contingent deferred sales charge) C	18.67%	18.12%

A From September 12, 2002.

B Class B shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 4%, respectively.

C Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Real Estate Fund - Class T on September 12, 2002, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the S&P 500® Index did over the same period.

Note: Class T performance is shown above. Class A, Class B, and Class C returns may vary due to the difference in sales charges paid by each class or expenses borne by a particular class. Please see prospectus for added detail regarding class-level expenses.

Annual Report

Management's Discussion of Fund Performance

Comments from Steve Buller, Portfolio Manager of Fidelity® Advisor Real Estate Fund

U.S. equity markets reversed course during the 12 months that ended July 31, 2004. In the first half of the period, stocks rose as investors grew more confident about the recovering economy. Speculative, high-growth industries such as semiconductors and biotechnology led the charge early on. In the second half, though, the less glamorous but steadier growth of household and personal product companies, among others, gained favor against a backdrop of near-record-high prices for oil and gasoline, concerns about rising interest rates and threats of terrorism. The Standard & Poor's 500SM Index - a popular benchmark of commonly held stocks - reflects the equity markets' reversal well. In the first six months of the period, the S&P 500® gained 15.23%. But the benchmark lost 1.78% in the second half of the period. For the 12 months overall, the S&P 500 climbed 13.17%. Meanwhile, the Dow Jones Industrial AverageSM - a performance measure of 30 large-cap, blue-chip stocks - rose 12.11%, and the tech-heavy NASDAQ Composite® Index returned 9.29%, despite losing 8.45% in the past six months.

During the 12-month period ending July 31, 2004, the fund's Class A, Class T, Class B and Class C shares gained 20.59%, 20.12%, 19.67% and 19.67%, respectively, in a volatile environment for real estate securities. By comparison, the Dow Jones Wilshire Real Estate Securities IndexSM (full-cap) returned 22.86% and the LipperSM Real Estate Funds Average returned 21.60%. The broad stock market, as measured by the Standard & Poor's 500 Index, returned 13.17%. The biggest detractor versus the Dow Jones Wilshire Index during the period was Apartment Investment & Management, which was hurt by the apartment sector's continued poor fundamentals for much of the period. Also hurting relative performance was failing to own a meaningful stake in factory outlet retailer Chelsea Property Group, which enjoyed strong performance and was acquired at a premium late in the period. The fund's best performer was Starwood Hotels & Resorts, which benefited from much-improved fundamentals in the hotel industry. Also adding to results was Reckson Associates. Reckson owns office buildings in the New York City metropolitan area and benefited from that market's strong fundamentals.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2004 to July 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2004	Ending Account Value July 31, 2004	Expenses Paid During Period* February 1, 2004 to July 31, 2004
Class A
Actual	$ 1,000.00	$ 1,017.90	$ 7.43
HypotheticalA	$ 1,000.00	$ 1,017.55	$ 7.45
Class T
Actual	$ 1,000.00	$ 1,016.30	$ 8.77
HypotheticalA	$ 1,000.00	$ 1,016.19	$ 8.81
Class B
Actual	$ 1,000.00	$ 1,013.80	$ 11.27
HypotheticalA	$ 1,000.00	$ 1,013.67	$ 11.33
Class C
Actual	$ 1,000.00	$ 1,013.80	$ 10.87
HypotheticalA	$ 1,000.00	$ 1,014.07	$ 10.93
Institutional Class
Actual	$ 1,000.00	$ 1,020.10	$ 5.22
HypotheticalA	$ 1,000.00	$ 1,019.76	$ 5.24

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.48%
Class T	1.75%
Class B	2.25%
Class C	2.17%
Institutional Class	1.04%

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Starwood Hotels & Resorts Worldwide, Inc. unit	7.3	4.6
Vornado Realty Trust	7.3	5.3
ProLogis	6.2	4.7
Simon Property Group, Inc.	5.2	5.3
CBL & Associates Properties, Inc.	4.9	3.7
Equity Office Properties Trust	4.8	3.6
CenterPoint Properties Trust (SBI)	4.8	5.0
Reckson Associates Realty Corp.	4.7	3.7
Duke Realty Corp.	4.5	4.1
General Growth Properties, Inc.	4.0	3.7
	53.7
Top Five REIT Sectors as of July 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Industrial Buildings	24.4	19.4
REITs - Malls	18.6	16.5
REITs - Shopping Centers	14.8	14.3
REITs - Office Buildings	14.0	13.4
REITs - Apartments	8.3	11.6
Asset Allocation (% of fund's net assets)
As of July 31, 2004 *		As of January 31, 2004 **
	Stocks 96.2%		Stocks 95.4%
	Short-Term Investments and Net Other Assets 3.8%		Short-Term Investments and Net Other Assets 4.6%
* Foreign investments	1.6%	** Foreign investments	2.1%

Annual Report

Investments July 31, 2004

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value (Note 1)
HOTELS, RESTAURANTS & LEISURE - 7.3%
Hotels, Resorts & Cruise Lines - 7.3%
Starwood Hotels & Resorts Worldwide, Inc. unit	126,710	$ 5,701,948
REAL ESTATE - 88.3%
Real Estate Management & Development - 1.9%
Boardwalk Real Estate Investment Trust	100,700	1,212,870
CB Richard Ellis Group, Inc. Class A	11,800	223,492
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		1,436,362
REITs - Apartments - 8.3%
Apartment Investment & Management Co. Class A	87,035	2,782,509
Cornerstone Realty Income Trust, Inc.	26,500	232,405
Equity Residential (SBI)	77,200	2,281,260
Home Properties of New York, Inc.	29,800	1,120,480
TOTAL REITS - APARTMENTS		6,416,654
REITs - Health Care Facilities - 1.6%
Health Care Property Investors, Inc.	21,400	534,144
Ventas, Inc.	28,140	718,133
TOTAL REITS - HEALTH CARE FACILITIES		1,252,277
REITs - Hotels - 0.3%
MeriStar Hospitality Corp. (a)	44,980	260,884
REITs - Industrial Buildings - 24.4%
Catellus Development Corp.	89,805	2,245,125
CenterPoint Properties Trust (SBI)	96,700	3,711,346
Duke Realty Corp.	113,710	3,497,720
Liberty Property Trust (SBI)	40,600	1,559,040
ProLogis	141,490	4,816,320
Public Storage, Inc.	64,500	3,039,885
TOTAL REITS - INDUSTRIAL BUILDINGS		18,869,436
REITs - Malls - 18.6%
CBL & Associates Properties, Inc.	68,530	3,776,003
General Growth Properties, Inc.	103,390	3,109,971
Simon Property Group, Inc.	77,800	4,015,258
Common Stocks - continued
	Shares	Value (Note 1)
REAL ESTATE - CONTINUED
REITs - Malls - continued
The Mills Corp.	25,830	$ 1,177,848
The Rouse Co.	47,100	2,298,480
TOTAL REITS - MALLS		14,377,560
REITs - Management/Investment - 1.9%
Capital Automotive (SBI)	10,202	295,756
Newcastle Investment Corp.	40,730	1,152,252
TOTAL REITS - MANAGEMENT/INVESTMENT		1,448,008
REITs - Mobile Home Parks - 1.2%
Manufactured Home Communities, Inc.	29,700	941,193
REITs - Mortgage - 0.4%
Capital Trust, Inc. Class A	6,800	166,396
MortgageIT Holdings, Inc.	12,600	151,200
TOTAL REITS - MORTGAGE		317,596
REITs - Office Buildings - 14.0%
Boston Properties, Inc.	51,700	2,734,930
Equity Office Properties Trust	144,500	3,749,775
Highwoods Properties, Inc. (SBI)	8,600	199,520
Kilroy Realty Corp.	15,100	534,540
Reckson Associates Realty Corp.	130,770	3,623,637
TOTAL REITS - OFFICE BUILDINGS		10,842,402
REITs - Prisons - 0.9%
Correctional Properties Trust	27,100	701,890
REITs - Shopping Centers - 14.8%
Cedar Shopping Centers, Inc.	9,000	111,330
Federal Realty Investment Trust (SBI)	35,060	1,479,532
Inland Real Estate Corp.	19,600	256,172
Kimco Realty Corp.	20,000	962,000
Pan Pacific Retail Properties, Inc.	31,190	1,578,214
Price Legacy Corp.	24,895	455,827
Common Stocks - continued
	Shares	Value (Note 1)
REAL ESTATE - CONTINUED
REITs - Shopping Centers - continued
Regency Centers Corp.	22,700	$ 964,750
Vornado Realty Trust	96,850	5,626,017
TOTAL REITS - SHOPPING CENTERS		11,433,842
TOTAL REAL ESTATE		68,298,104
THRIFTS & MORTGAGE FINANCE - 0.6%
Thrifts & Mortgage Finance - 0.6%
HomeBanc Mortgage Corp. Georgia	55,600	461,480
TOTAL COMMON STOCKS (Cost $66,782,521)		74,461,532
Money Market Funds - 3.3%

Fidelity Cash Central Fund, 1.33% (b) (Cost $2,552,083)	2,552,083	2,552,083
TOTAL INVESTMENT PORTFOLIO - 99.5% (Cost $69,334,604)		77,013,615
NET OTHER ASSETS - 0.5%		356,671
NET ASSETS - 100%		$ 77,370,286
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

Income Tax Information
The fund hereby designates approximately $181,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

July 31, 2004

Assets
Investment in securities, at value (cost $69,334,604) - See accompanying schedule		$ 77,013,615
Foreign currency held at value (cost $3,764)		3,747
Receivable for investments sold		219,296
Receivable for fund shares sold		505,601
Dividends receivable		99,275
Interest receivable		3,216
Prepaid expenses		50
Other receivables		5,786
Total assets		77,850,586

Liabilities
Payable for investments purchased	$ 217,911
Payable for fund shares redeemed	125,693
Accrued management fee	36,480
Distribution fees payable	37,288
Other affiliated payables	25,491
Other payables and accrued expenses	37,437
Total liabilities		480,300

Net Assets		$ 77,370,286
Net Assets consist of:
Paid in capital		$ 68,331,424
Undistributed net investment income		97,635
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,262,216
Net unrealized appreciation (depreciation) on investments		7,679,011
Net Assets		$ 77,370,286

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($22,272,910 ÷ 1,684,660 shares)	$ 13.22

Maximum offering price per share (100/94.25 of $13.22)	$ 14.03
Class T: Net Asset Value and redemption price per share ($26,037,338 ÷ 1,970,368 shares)	$ 13.21

Maximum offering price per share (100/96.50 of $13.21)	$ 13.69
Class B: Net Asset Value and offering price per share ($12,910,371 ÷ 979,886 shares) A	$ 13.18

Class C: Net Asset Value and offering price per share ($13,671,452 ÷ 1,036,988 shares) A	$ 13.18

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,478,215 ÷ 186,593 shares)	$ 13.28

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Year ended July 31, 2004

Investment Income
Dividends		$ 1,966,822
Interest		23,222
Total income		1,990,044

Expenses
Management fee	$ 316,239
Transfer agent fees	199,088
Distribution fees	329,138
Accounting fees and expenses	44,276
Non-interested trustees' compensation	239
Custodian fees and expenses	18,278
Registration fees	77,546
Audit	49,287
Legal	4,719
Miscellaneous	10,305
Total expenses before reductions	1,049,115
Expense reductions	(13,992)	1,035,123
Net investment income (loss)		954,921
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	1,532,838
Foreign currency transactions	(2,015)
Total net realized gain (loss)		1,530,823
Change in net unrealized appreciation (depreciation) on investment securities		5,162,230
Net gain (loss)		6,693,053
Net increase (decrease) in net assets resulting from operations		$ 7,647,974

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2004	For the period September 12, 2002 (commencement of operations) to July 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 954,921	$ 230,672
Net realized gain (loss)	1,530,823	97,534
Change in net unrealized appreciation (depreciation)	5,162,230	2,516,781
Net increase (decrease) in net assets resulting from operations	7,647,974	2,844,987
Distributions to shareholders from net investment income	(926,122)	(178,071)
Distributions to shareholders from net realized gain	(347,381)	-
Total distributions	(1,273,503)	(178,071)
Share transactions - net increase (decrease)	46,608,300	21,720,599
Total increase (decrease) in net assets	52,982,771	24,387,515

Net Assets
Beginning of period	24,387,515	-
End of period (including undistributed net investment income of $97,635, and undistributed net investment income of $52,029, respectively)	$ 77,370,286	$ 24,387,515

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2004	2003 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.33	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.27	.21
Net realized and unrealized gain (loss)	2.03	1.28
Total from investment operations	2.30	1.49
Distributions from net investment income	(.30)	(.16)
Distributions from net realized gain	(.11)	-
Total distributions	(.41)	(.16)
Net asset value, end of period	$ 13.22	$ 11.33
Total Return B, C, D	20.59%	15.13%
Ratios to Average Net Assets G
Expenses before expense reductions	1.54%	2.98% A
Expenses net of voluntary waivers, if any	1.54%	1.75% A
Expenses net of all reductions	1.52%	1.72% A
Net investment income (loss)	2.10%	2.35% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,273	$ 3,993
Portfolio turnover rate	52%	47% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period September 12, 2002 (commencement of operations) to July 31, 2003.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2004	2003 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.32	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.23	.18
Net realized and unrealized gain (loss)	2.02	1.29
Total from investment operations	2.25	1.47
Distributions from net investment income	(.25)	(.15)
Distributions from net realized gain	(.11)	-
Total distributions	(.36)	(.15)
Net asset value, end of period	$ 13.21	$ 11.32
Total Return B, C, D	20.12%	14.91%
Ratios to Average Net Assets G
Expenses before expense reductions	1.86%	3.32% A
Expenses net of voluntary waivers, if any	1.85%	2.00% A
Expenses net of all reductions	1.83%	1.97% A
Net investment income (loss)	1.80%	2.10% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,037	$ 9,049
Portfolio turnover rate	52%	47% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period September 12, 2002 (commencement of operations) to July 31, 2003.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2004	2003 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.29	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.16	.14
Net realized and unrealized gain (loss)	2.04	1.28
Total from investment operations	2.20	1.42
Distributions from net investment income	(.20)	(.13)
Distributions from net realized gain	(.11)	-
Total distributions	(.31)	(.13)
Net asset value, end of period	$ 13.18	$ 11.29
Total Return B, C, D	19.67%	14.38%
Ratios to Average Net Assets G
Expenses before expense reductions	2.33%	3.82% A
Expenses net of voluntary waivers, if any	2.33%	2.50% A
Expenses net of all reductions	2.31%	2.47% A
Net investment income (loss)	1.31%	1.60% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,910	$ 5,061
Portfolio turnover rate	52%	47% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period September 12, 2002 (commencement of operations) to July 31, 2003.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2004	2003 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.29	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.17	.14
Net realized and unrealized gain (loss)	2.03	1.28
Total from investment operations	2.20	1.42
Distributions from net investment income	(.20)	(.13)
Distributions from net realized gain	(.11)	-
Total distributions	(.31)	(.13)
Net asset value, end of period	$ 13.18	$ 11.29
Total Return B, C, D	19.67%	14.38%
Ratios to Average Net Assets G
Expenses before expense reductions	2.29%	3.76% A
Expenses net of voluntary waivers, if any	2.29%	2.50% A
Expenses net of all reductions	2.27%	2.47% A
Net investment income (loss)	1.35%	1.60% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,671	$ 5,059
Portfolio turnover rate	52%	47% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period September 12, 2002 (commencement of operations) to July 31, 2003.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2004	2003 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.35	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.32	.23
Net realized and unrealized gain (loss)	2.04	1.28
Total from investment operations	2.36	1.51
Distributions from net investment income	(.32)	(.16)
Distributions from net realized gain	(.11)	-
Total distributions	(.43)	(.16)
Net asset value, end of period	$ 13.28	$ 11.35
Total Return B, C	21.11%	15.33%
Ratios to Average Net Assets F
Expenses before expense reductions	1.12%	2.68% A
Expenses net of voluntary waivers, if any	1.12%	1.50% A
Expenses net of all reductions	1.10%	1.47% A
Net investment income (loss)	2.53%	2.60% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,478	$ 1,225
Portfolio turnover rate	52%	47% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period September 12, 2002 (commencement of operations) to July 31, 2003.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2004

1. Significant Accounting Policies.

Fidelity Advisor Real Estate Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as realized gain for income tax purposes.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 8,623,516
Unrealized depreciation	(1,379,260)
Net unrealized appreciation (depreciation)	7,244,256
Undistributed ordinary income	270,900
Undistributed long-term capital gain	1,365,615

Cost for federal income tax purposes	$ 69,769,359

The tax character of distributions paid was as follows:

	July 31, 2004	July 31, 2003
Ordinary Income	$ 1,154,760	$ 178,071
Long-term Capital Gains	118,743	-
Total	$ 1,273,503	$ 178,071

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $73,371,960 and $27,706,904, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 29,697	$ 2,943
Class T	.25%	.25%	95,188	6,086
Class B	.75%	.25%	97,756	76,444
Class C	.75%	.25%	106,497	78,586
			$ 329,138	$ 164,059

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 53,008
Class T	13,452
Class B*	11,519
Class C*	3,704
$ 81,683

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 41,006.35
Class T	77,652.41
Class B	37,616.38
Class C	36,791.35
Institutional Class	6,023.17
	$ 199,088

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $14,052 for the period.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,956 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement. Effective April 1, 2004 the expense limitations were changed to 1.50%, 1.75%, 2.25%, 2.25% and 1.25% for Class A, T, B, C, and I, respectively.

	Expense Limitations	Reimbursement from adviser
Class A	1.75%-1.50%*	$ -
Class T	2.00%-1.75%*	1,600
Class B	2.50%-2.25%*	34
Class C	2.50%-2.25%*	-
Institutional Class	1.50%-1.25%*	-
		$ 1,634

* Expense limitation in effect at period end.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $12,358 for the period.

7. Other Information.

At the end of the period, FMR or its affiliates were the owners of record of 13% of the total outstanding shares of the fund and one otherwise unaffiliated shareholder was the owner of record of 15% of the total outstanding shares of the fund.

Annual Report

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2004	For the period September 12, 2002 (commencement of operations) to July 31, 2003
From net investment income
Class A	$ 223,988	$ 30,922
Class T	338,921	61,195
Class B	134,524	34,236
Class C	149,846	35,372
Institutional Class	78,843	16,346
Total	$ 926,122	$ 178,071
From net realized gain
Class A	$ 60,915	$ -
Class T	134,733	-
Class B	65,143	-
Class C	72,033	-
Institutional Class	14,557	-
Total	$ 347,381	$ -

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended July 31, 2004	For the period September 12, 2002 (commencement of operations) to July 31, 2003	Year ended July 31, 2004	For the period September 12, 2002 (commencement of operations) to July 31, 2003
Class A
Shares sold	1,691,797	374,553	$ 21,569,901	$ 3,787,792
Reinvestment of distributions	21,187	2,815	260,814	28,126
Shares redeemed	(380,797)	(24,895)	(4,789,141)	(242,774)
Net increase (decrease)	1,332,187	352,473	$ 17,041,574	$ 3,573,144
Class T
Shares sold	1,742,381	858,384	$ 21,601,367	$ 8,638,853
Reinvestment of distributions	34,588	5,484	422,832	55,176
Shares redeemed	(606,188)	(64,281)	(7,552,018)	(646,363)
Net increase (decrease)	1,170,781	799,587	$ 14,472,181	$ 8,047,666
Class B
Shares sold	707,114	480,350	$ 8,864,483	$ 4,831,900
Reinvestment of distributions	14,020	3,062	172,618	30,564
Shares redeemed	(189,581)	(35,079)	(2,352,682)	(357,918)
Net increase (decrease)	531,553	448,333	$ 6,684,419	$ 4,504,546

Annual Report

Notes to Financial Statements - continued

9. Share Transactions - continued

Transactions for each class of shares were as follows - continued

	Shares		Dollars
	Year ended July 31, 2004	For the period September 12, 2002 (commencement of operatins) to July 31, 2003	Year ended July 31, 2004	For the period September 12, 2002 (commencement of operatins) to July 31, 2003
Class C
Shares sold	935,005	520,557	$ 11,727,832	$ 5,238,277
Reinvestment of distributions	15,332	3,142	188,794	31,324
Shares redeemed	(361,431)	(75,617)	(4,519,507)	(754,402)
Net increase (decrease)	588,906	448,082	$ 7,397,119	$ 4,515,199
Institutional Class
Shares sold	476,197	106,368	$ 6,021,426	$ 1,064,845
Reinvestment of distributions	6,777	1,635	85,108	16,253
Shares redeemed	(404,277)	(107)	(5,093,527)	(1,054)
Net increase (decrease)	78,697	107,896	$ 1,013,007	$ 1,080,044

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VII and Shareholders of Fidelity Advisor Real Estate Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Real Estate Fund (the Fund), a fund of Fidelity Advisor Series VII, including the portfolio of investments, as of July 31, 2004, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended July 31, 2004 and for the period from September 12, 2002 (commencement of operations) to July 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Real Estate Fund as of July 31, 2004, the results of its operations for the year then ended, the changes in its net assets, and its financial highlights for the year ended July 31, 2004 and for the period from September 12, 2002 (commencement of operations) to July 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 21, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 295 funds advised by FMR or an affiliate. Mr. McCoy oversees 297 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Real Estate (2002). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks and Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VII. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VII. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VII. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Bart A. Grenier (45)

Year of Election or Appointment: 2002

Vice President of Advisor Real Estate. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Steven J. Buller (37)

Year of Election or Appointment: 2002

Vice President of Advisor Real Estate. Mr. Buller is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Buller managed a variety of Fidelity funds.

Eric D. Roiter (55)

Year of Election or Appointment: 2002

Secretary of Advisor Real Estate. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Real Estate. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (45)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Real Estate. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Real Estate. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Real Estate. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Real Estate. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Real Estate. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (57)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Real Estate. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Real Estate. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Real Estate. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Real Estate. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (34)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Real Estate. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Real Estate. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Advisor Real Estate Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	9/7/04	9/3/04	$0.045	$0.240

Class T	9/7/04	9/3/04	$0.035	$0.240

Class B	9/7/04	9/3/04	$0.020	$0.240

Class C	9/7/04	9/3/04	$0.020	$0.240

A total of .04% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 19, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	1,258,992,294.05	67.854
Against	285,112,169.59	15.366
Abstain	81,809,335.63	4.409
Broker Non-Votes	229,530,071.74	12.371
TOTAL	1,855,443,871.01	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	1,764,542,479.15	95.101
Withheld	90,901,391.86	4.899
TOTAL	1,855,443,871.01	100.000
Ralph F. Cox
Affirmative	1,762,691,678.51	95.001
Withheld	92,752,192.50	4.999
TOTAL	1,855,443,871.01	100.000
Laura B. Cronin
Affirmative	1,764,743,077.37	95.112
Withheld	90,700,793.64	4.888
TOTAL	1,855,443,871.01	100.000
Robert M. Gates
Affirmative	1,763,804,232.45	95.061
Withheld	91,639,638.56	4.939
TOTAL	1,855,443,871.01	100.000
George H. Heilmeier
Affirmative	1,764,595,044.83	95.104
Withheld	90,848,826.18	4.896
TOTAL	1,855,443,871.01	100.000
Abigail P. Johnson
Affirmative	1,762,763,373.33	95.005
Withheld	92,680,497.68	4.995
TOTAL	1,855,443,871.01	100.000
Edward C. Johnson 3d
Affirmative	1,762,006,438.92	94.964
Withheld	93,437,432.09	5.036
TOTAL	1,855,443,871.01	100.000
Donald J. Kirk
Affirmative	1,763,115,160.88	95.024
Withheld	92,328,710.13	4.976
TOTAL	1,855,443,871.01	100.000
Marie L. Knowles
Affirmative	1,764,877,372.29	95.119
Withheld	90,566,498.72	4.881
TOTAL	1,855,443,871.01	100.000
Ned C. Lautenbach
Affirmative	1,765,030,930.72	95.127
Withheld	90,412,940.29	4.873
TOTAL	1,855,443,871.01	100.000
Marvin L. Mann
Affirmative	1,763,707,568.69	95.056
Withheld	91,736,302.32	4.944
TOTAL	1,855,443,871.01	100.000
William O. McCoy
Affirmative	1,763,731,348.95	95.057
Withheld	91,712,522.06	4.943
TOTAL	1,855,443,871.01	100.000
Robert L. Reynolds
Affirmative	1,764,938,615.07	95.122
Withheld	90,505,255.94	4.878
TOTAL	1,855,443,871.01	100.000
William S. Stavropoulos
Affirmative	1,764,361,513.28	95.091
Withheld	91,082,357.73	4.909
TOTAL	1,855,443,871.01	100.000
* Denotes trust-wide proposals and voting results.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

Mellon Bank, N.A.

Pittsburgh, PA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

ARE-UANN-0904
1.789707.101

Fidelity ® Advisor

Real Estate
Fund - Institutional Class

Annual Report

July 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Commencing with the fiscal quarter ending October 31, 2004, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Real Estate Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2004	Past 1 year	Life of fundA
Institutional Class	21.11%	19.40%

A From September 12, 2002.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Real Estate Fund - Institutional Class on September 12, 2002, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the S&P 500® Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Steve Buller, Portfolio Manager of Fidelity® Advisor Real Estate Fund

U.S. equity markets reversed course during the 12 months that ended July 31, 2004. In the first half of the period, stocks rose as investors grew more confident about the recovering economy. Speculative, high-growth industries such as semiconductors and biotechnology led the charge early on. In the second half, though, the less glamorous but steadier growth of household and personal product companies, among others, gained favor against a backdrop of near-record-high prices for oil and gasoline, concerns about rising interest rates and threats of terrorism. The Standard & Poor's 500SM Index - a popular benchmark of commonly held stocks - reflects the equity markets' reversal well. In the first six months of the period, the S&P 500® gained 15.23%. But the benchmark lost 1.78% in the second half of the period. For the 12 months overall, the S&P 500 climbed 13.17%. Meanwhile, the Dow Jones Industrial AverageSM - a performance measure of 30 large-cap, blue-chip stocks - rose 12.11%, and the tech-heavy NASDAQ Composite® Index returned 9.29%, despite losing 8.45% in the past six months.

During the 12-month period ending July 31, 2004, the fund's Institutional Class shares gained 21.11% in a volatile environment for real estate securities. By comparison, the Dow Jones Wilshire Real Estate Securities IndexSM (full-cap) returned 22.86% and the LipperSM Real Estate Funds Average returned 21.60%. The broad stock market, as measured by the Standard & Poor's 500 Index, returned 13.17%. The biggest detractor versus the Dow Jones Wilshire Index during the period was Apartment Investment & Management, which was hurt by the apartment sector's continued poor fundamentals for much of the period. Also hurting relative performance was failing to own a meaningful stake in factory outlet retailer Chelsea Property Group, which enjoyed strong performance and was acquired at a premium late in the period. The fund's best performer was Starwood Hotels & Resorts, which benefited from much-improved fundamentals in the hotel industry. Also adding to results was Reckson Associates. Reckson owns office buildings in the New York City metropolitan area and benefited from that market's strong fundamentals.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2004 to July 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2004	Ending Account Value July 31, 2004	Expenses Paid During Period* February 1, 2004 to July 31, 2004
Class A
Actual	$ 1,000.00	$ 1,017.90	$ 7.43
HypotheticalA	$ 1,000.00	$ 1,017.55	$ 7.45
Class T
Actual	$ 1,000.00	$ 1,016.30	$ 8.77
HypotheticalA	$ 1,000.00	$ 1,016.19	$ 8.81
Class B
Actual	$ 1,000.00	$ 1,013.80	$ 11.27
HypotheticalA	$ 1,000.00	$ 1,013.67	$ 11.33
Class C
Actual	$ 1,000.00	$ 1,013.80	$ 10.87
HypotheticalA	$ 1,000.00	$ 1,014.07	$ 10.93
Institutional Class
Actual	$ 1,000.00	$ 1,020.10	$ 5.22
HypotheticalA	$ 1,000.00	$ 1,019.76	$ 5.24

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.48%
Class T	1.75%
Class B	2.25%
Class C	2.17%
Institutional Class	1.04%

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Starwood Hotels & Resorts Worldwide, Inc. unit	7.3	4.6
Vornado Realty Trust	7.3	5.3
ProLogis	6.2	4.7
Simon Property Group, Inc.	5.2	5.3
CBL & Associates Properties, Inc.	4.9	3.7
Equity Office Properties Trust	4.8	3.6
CenterPoint Properties Trust (SBI)	4.8	5.0
Reckson Associates Realty Corp.	4.7	3.7
Duke Realty Corp.	4.5	4.1
General Growth Properties, Inc.	4.0	3.7
	53.7
Top Five REIT Sectors as of July 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Industrial Buildings	24.4	19.4
REITs - Malls	18.6	16.5
REITs - Shopping Centers	14.8	14.3
REITs - Office Buildings	14.0	13.4
REITs - Apartments	8.3	11.6
Asset Allocation (% of fund's net assets)
As of July 31, 2004 *		As of January 31, 2004 **
	Stocks 96.2%		Stocks 95.4%
	Short-Term Investments and Net Other Assets 3.8%		Short-Term Investments and Net Other Assets 4.6%
* Foreign investments	1.6%	** Foreign investments	2.1%

Annual Report

Investments July 31, 2004

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value (Note 1)
HOTELS, RESTAURANTS & LEISURE - 7.3%
Hotels, Resorts & Cruise Lines - 7.3%
Starwood Hotels & Resorts Worldwide, Inc. unit	126,710	$ 5,701,948
REAL ESTATE - 88.3%
Real Estate Management & Development - 1.9%
Boardwalk Real Estate Investment Trust	100,700	1,212,870
CB Richard Ellis Group, Inc. Class A	11,800	223,492
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		1,436,362
REITs - Apartments - 8.3%
Apartment Investment & Management Co. Class A	87,035	2,782,509
Cornerstone Realty Income Trust, Inc.	26,500	232,405
Equity Residential (SBI)	77,200	2,281,260
Home Properties of New York, Inc.	29,800	1,120,480
TOTAL REITS - APARTMENTS		6,416,654
REITs - Health Care Facilities - 1.6%
Health Care Property Investors, Inc.	21,400	534,144
Ventas, Inc.	28,140	718,133
TOTAL REITS - HEALTH CARE FACILITIES		1,252,277
REITs - Hotels - 0.3%
MeriStar Hospitality Corp. (a)	44,980	260,884
REITs - Industrial Buildings - 24.4%
Catellus Development Corp.	89,805	2,245,125
CenterPoint Properties Trust (SBI)	96,700	3,711,346
Duke Realty Corp.	113,710	3,497,720
Liberty Property Trust (SBI)	40,600	1,559,040
ProLogis	141,490	4,816,320
Public Storage, Inc.	64,500	3,039,885
TOTAL REITS - INDUSTRIAL BUILDINGS		18,869,436
REITs - Malls - 18.6%
CBL & Associates Properties, Inc.	68,530	3,776,003
General Growth Properties, Inc.	103,390	3,109,971
Simon Property Group, Inc.	77,800	4,015,258
Common Stocks - continued
	Shares	Value (Note 1)
REAL ESTATE - CONTINUED
REITs - Malls - continued
The Mills Corp.	25,830	$ 1,177,848
The Rouse Co.	47,100	2,298,480
TOTAL REITS - MALLS		14,377,560
REITs - Management/Investment - 1.9%
Capital Automotive (SBI)	10,202	295,756
Newcastle Investment Corp.	40,730	1,152,252
TOTAL REITS - MANAGEMENT/INVESTMENT		1,448,008
REITs - Mobile Home Parks - 1.2%
Manufactured Home Communities, Inc.	29,700	941,193
REITs - Mortgage - 0.4%
Capital Trust, Inc. Class A	6,800	166,396
MortgageIT Holdings, Inc.	12,600	151,200
TOTAL REITS - MORTGAGE		317,596
REITs - Office Buildings - 14.0%
Boston Properties, Inc.	51,700	2,734,930
Equity Office Properties Trust	144,500	3,749,775
Highwoods Properties, Inc. (SBI)	8,600	199,520
Kilroy Realty Corp.	15,100	534,540
Reckson Associates Realty Corp.	130,770	3,623,637
TOTAL REITS - OFFICE BUILDINGS		10,842,402
REITs - Prisons - 0.9%
Correctional Properties Trust	27,100	701,890
REITs - Shopping Centers - 14.8%
Cedar Shopping Centers, Inc.	9,000	111,330
Federal Realty Investment Trust (SBI)	35,060	1,479,532
Inland Real Estate Corp.	19,600	256,172
Kimco Realty Corp.	20,000	962,000
Pan Pacific Retail Properties, Inc.	31,190	1,578,214
Price Legacy Corp.	24,895	455,827
Common Stocks - continued
	Shares	Value (Note 1)
REAL ESTATE - CONTINUED
REITs - Shopping Centers - continued
Regency Centers Corp.	22,700	$ 964,750
Vornado Realty Trust	96,850	5,626,017
TOTAL REITS - SHOPPING CENTERS		11,433,842
TOTAL REAL ESTATE		68,298,104
THRIFTS & MORTGAGE FINANCE - 0.6%
Thrifts & Mortgage Finance - 0.6%
HomeBanc Mortgage Corp. Georgia	55,600	461,480
TOTAL COMMON STOCKS (Cost $66,782,521)		74,461,532
Money Market Funds - 3.3%

Fidelity Cash Central Fund, 1.33% (b) (Cost $2,552,083)	2,552,083	2,552,083
TOTAL INVESTMENT PORTFOLIO - 99.5% (Cost $69,334,604)		77,013,615
NET OTHER ASSETS - 0.5%		356,671
NET ASSETS - 100%		$ 77,370,286
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

Income Tax Information
The fund hereby designates approximately $181,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

July 31, 2004

Assets
Investment in securities, at value (cost $69,334,604) - See accompanying schedule		$ 77,013,615
Foreign currency held at value (cost $3,764)		3,747
Receivable for investments sold		219,296
Receivable for fund shares sold		505,601
Dividends receivable		99,275
Interest receivable		3,216
Prepaid expenses		50
Other receivables		5,786
Total assets		77,850,586

Liabilities
Payable for investments purchased	$ 217,911
Payable for fund shares redeemed	125,693
Accrued management fee	36,480
Distribution fees payable	37,288
Other affiliated payables	25,491
Other payables and accrued expenses	37,437
Total liabilities		480,300

Net Assets		$ 77,370,286
Net Assets consist of:
Paid in capital		$ 68,331,424
Undistributed net investment income		97,635
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,262,216
Net unrealized appreciation (depreciation) on investments		7,679,011
Net Assets		$ 77,370,286

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($22,272,910 ÷ 1,684,660 shares)	$ 13.22

Maximum offering price per share (100/94.25 of $13.22)	$ 14.03
Class T: Net Asset Value and redemption price per share ($26,037,338 ÷ 1,970,368 shares)	$ 13.21

Maximum offering price per share (100/96.50 of $13.21)	$ 13.69
Class B: Net Asset Value and offering price per share ($12,910,371 ÷ 979,886 shares) A	$ 13.18

Class C: Net Asset Value and offering price per share ($13,671,452 ÷ 1,036,988 shares) A	$ 13.18

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,478,215 ÷ 186,593 shares)	$ 13.28

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Year ended July 31, 2004

Investment Income
Dividends		$ 1,966,822
Interest		23,222
Total income		1,990,044

Expenses
Management fee	$ 316,239
Transfer agent fees	199,088
Distribution fees	329,138
Accounting fees and expenses	44,276
Non-interested trustees' compensation	239
Custodian fees and expenses	18,278
Registration fees	77,546
Audit	49,287
Legal	4,719
Miscellaneous	10,305
Total expenses before reductions	1,049,115
Expense reductions	(13,992)	1,035,123
Net investment income (loss)		954,921
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	1,532,838
Foreign currency transactions	(2,015)
Total net realized gain (loss)		1,530,823
Change in net unrealized appreciation (depreciation) on investment securities		5,162,230
Net gain (loss)		6,693,053
Net increase (decrease) in net assets resulting from operations		$ 7,647,974

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2004	For the period September 12, 2002 (commencement of operations) to July 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 954,921	$ 230,672
Net realized gain (loss)	1,530,823	97,534
Change in net unrealized appreciation (depreciation)	5,162,230	2,516,781
Net increase (decrease) in net assets resulting from operations	7,647,974	2,844,987
Distributions to shareholders from net investment income	(926,122)	(178,071)
Distributions to shareholders from net realized gain	(347,381)	-
Total distributions	(1,273,503)	(178,071)
Share transactions - net increase (decrease)	46,608,300	21,720,599
Total increase (decrease) in net assets	52,982,771	24,387,515

Net Assets
Beginning of period	24,387,515	-
End of period (including undistributed net investment income of $97,635, and undistributed net investment income of $52,029, respectively)	$ 77,370,286	$ 24,387,515

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2004	2003 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.33	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.27	.21
Net realized and unrealized gain (loss)	2.03	1.28
Total from investment operations	2.30	1.49
Distributions from net investment income	(.30)	(.16)
Distributions from net realized gain	(.11)	-
Total distributions	(.41)	(.16)
Net asset value, end of period	$ 13.22	$ 11.33
Total Return B, C, D	20.59%	15.13%
Ratios to Average Net Assets G
Expenses before expense reductions	1.54%	2.98% A
Expenses net of voluntary waivers, if any	1.54%	1.75% A
Expenses net of all reductions	1.52%	1.72% A
Net investment income (loss)	2.10%	2.35% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,273	$ 3,993
Portfolio turnover rate	52%	47% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period September 12, 2002 (commencement of operations) to July 31, 2003.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2004	2003 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.32	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.23	.18
Net realized and unrealized gain (loss)	2.02	1.29
Total from investment operations	2.25	1.47
Distributions from net investment income	(.25)	(.15)
Distributions from net realized gain	(.11)	-
Total distributions	(.36)	(.15)
Net asset value, end of period	$ 13.21	$ 11.32
Total Return B, C, D	20.12%	14.91%
Ratios to Average Net Assets G
Expenses before expense reductions	1.86%	3.32% A
Expenses net of voluntary waivers, if any	1.85%	2.00% A
Expenses net of all reductions	1.83%	1.97% A
Net investment income (loss)	1.80%	2.10% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,037	$ 9,049
Portfolio turnover rate	52%	47% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period September 12, 2002 (commencement of operations) to July 31, 2003.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2004	2003 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.29	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.16	.14
Net realized and unrealized gain (loss)	2.04	1.28
Total from investment operations	2.20	1.42
Distributions from net investment income	(.20)	(.13)
Distributions from net realized gain	(.11)	-
Total distributions	(.31)	(.13)
Net asset value, end of period	$ 13.18	$ 11.29
Total Return B, C, D	19.67%	14.38%
Ratios to Average Net Assets G
Expenses before expense reductions	2.33%	3.82% A
Expenses net of voluntary waivers, if any	2.33%	2.50% A
Expenses net of all reductions	2.31%	2.47% A
Net investment income (loss)	1.31%	1.60% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,910	$ 5,061
Portfolio turnover rate	52%	47% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period September 12, 2002 (commencement of operations) to July 31, 2003.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2004	2003 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.29	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.17	.14
Net realized and unrealized gain (loss)	2.03	1.28
Total from investment operations	2.20	1.42
Distributions from net investment income	(.20)	(.13)
Distributions from net realized gain	(.11)	-
Total distributions	(.31)	(.13)
Net asset value, end of period	$ 13.18	$ 11.29
Total Return B, C, D	19.67%	14.38%
Ratios to Average Net Assets G
Expenses before expense reductions	2.29%	3.76% A
Expenses net of voluntary waivers, if any	2.29%	2.50% A
Expenses net of all reductions	2.27%	2.47% A
Net investment income (loss)	1.35%	1.60% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,671	$ 5,059
Portfolio turnover rate	52%	47% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period September 12, 2002 (commencement of operations) to July 31, 2003.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2004	2003 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.35	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.32	.23
Net realized and unrealized gain (loss)	2.04	1.28
Total from investment operations	2.36	1.51
Distributions from net investment income	(.32)	(.16)
Distributions from net realized gain	(.11)	-
Total distributions	(.43)	(.16)
Net asset value, end of period	$ 13.28	$ 11.35
Total Return B, C	21.11%	15.33%
Ratios to Average Net Assets F
Expenses before expense reductions	1.12%	2.68% A
Expenses net of voluntary waivers, if any	1.12%	1.50% A
Expenses net of all reductions	1.10%	1.47% A
Net investment income (loss)	2.53%	2.60% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,478	$ 1,225
Portfolio turnover rate	52%	47% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period September 12, 2002 (commencement of operations) to July 31, 2003.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2004

1. Significant Accounting Policies.

Fidelity Advisor Real Estate Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as realized gain for income tax purposes.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 8,623,516
Unrealized depreciation	(1,379,260)
Net unrealized appreciation (depreciation)	7,244,256
Undistributed ordinary income	270,900
Undistributed long-term capital gain	1,365,615

Cost for federal income tax purposes	$ 69,769,359

The tax character of distributions paid was as follows:

	July 31, 2004	July 31, 2003
Ordinary Income	$ 1,154,760	$ 178,071
Long-term Capital Gains	118,743	-
Total	$ 1,273,503	$ 178,071

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $73,371,960 and $27,706,904, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 29,697	$ 2,943
Class T	.25%	.25%	95,188	6,086
Class B	.75%	.25%	97,756	76,444
Class C	.75%	.25%	106,497	78,586
			$ 329,138	$ 164,059

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 53,008
Class T	13,452
Class B*	11,519
Class C*	3,704
$ 81,683

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 41,006.35
Class T	77,652.41
Class B	37,616.38
Class C	36,791.35
Institutional Class	6,023.17
	$ 199,088

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $14,052 for the period.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,956 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement. Effective April 1, 2004 the expense limitations were changed to 1.50%, 1.75%, 2.25%, 2.25% and 1.25% for Class A, T, B, C, and I, respectively.

	Expense Limitations	Reimbursement from adviser
Class A	1.75%-1.50%*	$ -
Class T	2.00%-1.75%*	1,600
Class B	2.50%-2.25%*	34
Class C	2.50%-2.25%*	-
Institutional Class	1.50%-1.25%*	-
		$ 1,634

* Expense limitation in effect at period end.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $12,358 for the period.

7. Other Information.

At the end of the period, FMR or its affiliates were the owners of record of 13% of the total outstanding shares of the fund and one otherwise unaffiliated shareholder was the owner of record of 15% of the total outstanding shares of the fund.

Annual Report

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2004	For the period September 12, 2002 (commencement of operations) to July 31, 2003
From net investment income
Class A	$ 223,988	$ 30,922
Class T	338,921	61,195
Class B	134,524	34,236
Class C	149,846	35,372
Institutional Class	78,843	16,346
Total	$ 926,122	$ 178,071
From net realized gain
Class A	$ 60,915	$ -
Class T	134,733	-
Class B	65,143	-
Class C	72,033	-
Institutional Class	14,557	-
Total	$ 347,381	$ -

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended July 31, 2004	For the period September 12, 2002 (commencement of operations) to July 31, 2003	Year ended July 31, 2004	For the period September 12, 2002 (commencement of operations) to July 31, 2003
Class A
Shares sold	1,691,797	374,553	$ 21,569,901	$ 3,787,792
Reinvestment of distributions	21,187	2,815	260,814	28,126
Shares redeemed	(380,797)	(24,895)	(4,789,141)	(242,774)
Net increase (decrease)	1,332,187	352,473	$ 17,041,574	$ 3,573,144
Class T
Shares sold	1,742,381	858,384	$ 21,601,367	$ 8,638,853
Reinvestment of distributions	34,588	5,484	422,832	55,176
Shares redeemed	(606,188)	(64,281)	(7,552,018)	(646,363)
Net increase (decrease)	1,170,781	799,587	$ 14,472,181	$ 8,047,666
Class B
Shares sold	707,114	480,350	$ 8,864,483	$ 4,831,900
Reinvestment of distributions	14,020	3,062	172,618	30,564
Shares redeemed	(189,581)	(35,079)	(2,352,682)	(357,918)
Net increase (decrease)	531,553	448,333	$ 6,684,419	$ 4,504,546

Annual Report

Notes to Financial Statements - continued

9. Share Transactions - continued

Transactions for each class of shares were as follows - continued

	Shares		Dollars
	Year ended July 31, 2004	For the period September 12, 2002 (commencement of operatins) to July 31, 2003	Year ended July 31, 2004	For the period September 12, 2002 (commencement of operatins) to July 31, 2003
Class C
Shares sold	935,005	520,557	$ 11,727,832	$ 5,238,277
Reinvestment of distributions	15,332	3,142	188,794	31,324
Shares redeemed	(361,431)	(75,617)	(4,519,507)	(754,402)
Net increase (decrease)	588,906	448,082	$ 7,397,119	$ 4,515,199
Institutional Class
Shares sold	476,197	106,368	$ 6,021,426	$ 1,064,845
Reinvestment of distributions	6,777	1,635	85,108	16,253
Shares redeemed	(404,277)	(107)	(5,093,527)	(1,054)
Net increase (decrease)	78,697	107,896	$ 1,013,007	$ 1,080,044

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VII and Shareholders of Fidelity Advisor Real Estate Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Real Estate Fund (the Fund), a fund of Fidelity Advisor Series VII, including the portfolio of investments, as of July 31, 2004, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended July 31, 2004 and for the period from September 12, 2002 (commencement of operations) to July 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Real Estate Fund as of July 31, 2004, the results of its operations for the year then ended, the changes in its net assets, and its financial highlights for the year ended July 31, 2004 and for the period from September 12, 2002 (commencement of operations) to July 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 21, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 295 funds advised by FMR or an affiliate. Mr. McCoy oversees 297 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Real Estate (2002). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks and Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VII. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VII. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VII. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Bart A. Grenier (45)

Year of Election or Appointment: 2002

Vice President of Advisor Real Estate. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Steven J. Buller (37)

Year of Election or Appointment: 2002

Vice President of Advisor Real Estate. Mr. Buller is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Buller managed a variety of Fidelity funds.

Eric D. Roiter (55)

Year of Election or Appointment: 2002

Secretary of Advisor Real Estate. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Real Estate. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (45)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Real Estate. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Real Estate. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Real Estate. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Real Estate. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Real Estate. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (57)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Real Estate. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Real Estate. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Real Estate. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Real Estate. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (34)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Real Estate. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Real Estate. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Advisor Real Estate Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	9/7/04	9/3/04	$0.06	$0.24

A total of .04% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 19, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	1,258,992,294.05	67.854
Against	285,112,169.59	15.366
Abstain	81,809,335.63	4.409
Broker Non-Votes	229,530,071.74	12.371
TOTAL	1,855,443,871.01	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	1,764,542,479.15	95.101
Withheld	90,901,391.86	4.899
TOTAL	1,855,443,871.01	100.000
Ralph F. Cox
Affirmative	1,762,691,678.51	95.001
Withheld	92,752,192.50	4.999
TOTAL	1,855,443,871.01	100.000
Laura B. Cronin
Affirmative	1,764,743,077.37	95.112
Withheld	90,700,793.64	4.888
TOTAL	1,855,443,871.01	100.000
Robert M. Gates
Affirmative	1,763,804,232.45	95.061
Withheld	91,639,638.56	4.939
TOTAL	1,855,443,871.01	100.000
George H. Heilmeier
Affirmative	1,764,595,044.83	95.104
Withheld	90,848,826.18	4.896
TOTAL	1,855,443,871.01	100.000
Abigail P. Johnson
Affirmative	1,762,763,373.33	95.005
Withheld	92,680,497.68	4.995
TOTAL	1,855,443,871.01	100.000
Edward C. Johnson 3d
Affirmative	1,762,006,438.92	94.964
Withheld	93,437,432.09	5.036
TOTAL	1,855,443,871.01	100.000
Donald J. Kirk
Affirmative	1,763,115,160.88	95.024
Withheld	92,328,710.13	4.976
TOTAL	1,855,443,871.01	100.000
Marie L. Knowles
Affirmative	1,764,877,372.29	95.119
Withheld	90,566,498.72	4.881
TOTAL	1,855,443,871.01	100.000
Ned C. Lautenbach
Affirmative	1,765,030,930.72	95.127
Withheld	90,412,940.29	4.873
TOTAL	1,855,443,871.01	100.000
Marvin L. Mann
Affirmative	1,763,707,568.69	95.056
Withheld	91,736,302.32	4.944
TOTAL	1,855,443,871.01	100.000
William O. McCoy
Affirmative	1,763,731,348.95	95.057
Withheld	91,712,522.06	4.943
TOTAL	1,855,443,871.01	100.000
Robert L. Reynolds
Affirmative	1,764,938,615.07	95.122
Withheld	90,505,255.94	4.878
TOTAL	1,855,443,871.01	100.000
William S. Stavropoulos
Affirmative	1,764,361,513.28	95.091
Withheld	91,082,357.73	4.909
TOTAL	1,855,443,871.01	100.000
* Denotes trust-wide proposals and voting results.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

Mellon Bank, N.A.

Pittsburgh, PA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Freedom Income, 2005, 2010, 2015, 2020, 2025, 2030, 2035, 2040 FundsSM
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor International Small Cap Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mid Cap II Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New Insights Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Short Intermediate Municipal Income Fund
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Prime Fund
Tax-Exempt Fund
Treasury Fund

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AREI-UANN-0904
1.789708.101

(Fidelity Logo Graphic)

Fidelity Advisor

Focus Funds®

Institutional Class

Biotechnology

Consumer Industries

Cyclical Industries

Developing Communications

Electronics

Financial Services

Health Care

Natural Resources

Technology

Telecommunications &
Utilities Growth

Annual Report

July 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Biotechnology	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Consumer Industries	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Cyclical Industries	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Developing Communications	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Electronics	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Financial Services	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Health Care	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Natural Resources	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Technology	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Telecommunications & Utilities Growth	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(recycle logo) This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Commencing with the fiscal quarter ending October 31, 2004, each fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. Each fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of each fund's portfolio holdings, view each fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Advisor Biotechnology Fund - Institutional Class

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2004	Past 1 year	Life of fundA
Institutional Class	1.51%	-13.01%

A From December 27, 2000.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Biotechnology Fund - Institutional Class on December 27, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500
Index did over the same period.

Annual Report

Advisor Biotechnology Fund - Institutional Class

Management's Discussion of Fund Performance

Comments from Andraz Razen, Portfolio Manager of Fidelity® Advisor Biotechnology Fund

U.S. equity markets reversed course during the 12 months that ended July 31, 2004. In the first half of the period, stocks rose as investors grew more confident about the recovering economy. Speculative, high-growth industries such as semiconductors and biotechnology led the charge early on. In the second half, though, the less glamorous but steadier growth of household and personal product companies, among others, gained favor against a backdrop of near-record-high prices for oil and gasoline, concerns about rising interest rates and threats of terrorism. The Standard & Poor's 500SM Index - a popular benchmark of commonly held stocks - reflects the equity markets' reversal well. In the first six months of the period, the S&P 500® gained 15.23%. But the benchmark lost 1.78% in the second half of the period. For the 12 months overall, the S&P 500 climbed 13.17%. Meanwhile, the Dow Jones Industrial AverageSM - a performance measure of 30 large-cap, blue-chip stocks - rose 12.11%, and the tech-heavy NASDAQ Composite® Index returned 9.29%, despite losing 8.45% in the past six months.

Fidelity Advisor Biotechnology Fund underperformed its benchmark indexes, with the fund's Institutional Class shares returning 1.51% for the 12-month period. In comparison, the Goldman Sachs® Health Care Index returned 4.22%, while the S&P 500 gained 13.17%. Biotechnology stocks generally underperformed the broader market as well as pharmaceutical stocks, which are included in the Goldman Sachs index. Disappointing new product sales hurt several stocks, including MedImmune, Millennium Pharmaceuticals, Trimeris and Gilead Sciences. CV Therapeutics detracted because the Food and Drug Administration required further clinical trials of its Angina drug, Ranexa. I sold both Trimeris and CV Therapeutics before the end of the period. On the other hand, several large holdings performed well, including Genentech, which makes a treatment for colon cancer, and Sepracor, which saw continued strength in its asthma drug, Xopenex. Biogen Idec and Elan, which combined to develop a successful treatment for Crohn's disease, also had solid returns.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Biotechnology Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2004 to July 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2004	Ending Account Value July 31, 2004	Expenses Paid During Period* February 1, 2004 to July 31, 2004
Class A
Actual	$ 1,000.00	$ 975.60	$ 7.37
HypotheticalA	$ 1,000.00	$ 1,017.45	$ 7.55
Class T
Actual	$ 1,000.00	$ 975.40	$ 8.60
HypotheticalA	$ 1,000.00	$ 1,016.19	$ 8.81
Class B
Actual	$ 1,000.00	$ 973.30	$ 11.04
HypotheticalA	$ 1,000.00	$ 1,013.67	$ 11.33
Class C
Actual	$ 1,000.00	$ 973.30	$ 11.04
HypotheticalA	$ 1,000.00	$ 1,013.67	$ 11.33
Institutional Class
Actual	$ 1,000.00	$ 979.00	$ 5.41
HypotheticalA	$ 1,000.00	$ 1,019.46	$ 5.54

A 5% return per year before expenses.

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.50%
Class T	1.75%
Class B	2.25%
Class C	2.25%
Institutional Class	1.10%

Annual Report

Advisor Biotechnology Fund

Investment Summary

Top Ten Stocks as of July 31, 2004
% of fund's net assets
Biogen Idec, Inc.	10.8
Genentech, Inc.	10.0
Celgene Corp.	6.8
Gilead Sciences, Inc.	5.7
Cephalon, Inc.	5.6
ImClone Systems, Inc.	5.5
Elan Corp. PLC sponsored ADR	5.3
Genzyme Corp. - General Division	5.2
MedImmune, Inc.	5.1
Millennium Pharmaceuticals, Inc.	4.5
64.5
Top Industries as of July 31, 2004
% of fund's net assets
Biotechnology	83.1%
Pharmaceuticals	13.5%
Health Care Equipment & Supplies	0.1%
All Others *	3.3%

* Includes short-term investments and net other assets.

Annual Report

Advisor Biotechnology Fund

Investments July 31, 2004

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value (Note 1)
BIOTECHNOLOGY - 83.1%
Actelion Ltd. (Reg.) (a)	15,710	$ 1,499,256
Affymetrix, Inc. (a)	42,200	1,139,822
Alkermes, Inc. (a)	67,140	724,441
Amgen, Inc. (a)	9,910	563,681
Amylin Pharmaceuticals, Inc. (a)	7,600	156,560
Biogen Idec, Inc. (a)	98,334	5,900,038
Celgene Corp. (a)	69,520	3,707,502
Cephalon, Inc. (a)	61,099	3,086,721
Dendreon Corp. (a)	37,300	343,533
Dyax Corp. (a)	4,200	32,298
Enzon Pharmaceuticals, Inc. (a)	24,000	297,840
Genentech, Inc. (a)	112,600	5,481,368
Genta, Inc. (a)	13,700	23,564
Genzyme Corp. - General Division (a)	55,820	2,862,450
Gilead Sciences, Inc. (a)	48,600	3,141,504
Harvard Bioscience, Inc. (a)	300	1,144
ICOS Corp. (a)	26,900	647,214
ImClone Systems, Inc. (a)	50,864	2,996,907
ImmunoGen, Inc. (a)	56,300	302,331
Immunomedics, Inc. (a)	8,600	34,400
Invitrogen Corp. (a)	30,650	1,608,512
Ligand Pharmaceuticals, Inc. Class B (a)	44,700	617,307
Medarex, Inc. (a)	25,290	155,281
MedImmune, Inc. (a)	120,300	2,771,712
Millennium Pharmaceuticals, Inc. (a)	219,871	2,444,966
Neurocrine Biosciences, Inc. (a)	21,400	996,598
NPS Pharmaceuticals, Inc. (a)	12,000	223,800
OSI Pharmaceuticals, Inc. (a)	2,600	156,260
Pharmion Corp.	13,904	624,012
Protein Design Labs, Inc. (a)	41,900	678,780
Regeneron Pharmaceuticals, Inc. (a)	19,822	169,676
Seattle Genetics, Inc. (a)	22,000	131,560
Serologicals Corp. (a)	27,500	539,000
Tanox, Inc. (a)	10,700	167,669
Techne Corp. (a)	18,410	732,718
Telik, Inc. (a)	8,900	175,864
Transkaryotic Therapies, Inc. (a)	11,640	173,552
XOMA Ltd. (a)	49,300	179,452
TOTAL BIOTECHNOLOGY		45,489,293
HEALTH CARE EQUIPMENT & SUPPLIES - 0.1%
Cyberonics, Inc. (a)	1,300	36,374
Epix Medical, Inc. (a)	3,100	55,955
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		92,329
PHARMACEUTICALS - 13.5%
Cypress Bioscience, Inc. (a)	2,600	25,974
Elan Corp. PLC sponsored ADR (a)	141,100	2,899,605
Guilford Pharmaceuticals, Inc. (a)	29,300	121,595
Medicines Co. (a)	18,800	497,448
Merck KGaA	15,926	893,092

	Shares	Value (Note 1)
MGI Pharma, Inc. (a)	36,200	$ 1,013,962
Sepracor, Inc. (a)	40,996	1,884,586
SkyePharma PLC (a)	39,123	39,719
TOTAL PHARMACEUTICALS		7,375,981
TOTAL COMMON STOCKS (Cost $50,319,142)		52,957,603
Money Market Funds - 17.1%

Fidelity Cash Central Fund, 1.33% (b)(c) (Cost $9,337,928)	9,337,928	9,337,928
TOTAL INVESTMENT PORTFOLIO - 113.8% (Cost $59,657,070)		62,295,531
NET OTHER ASSETS - (13.8)%		(7,552,540)
NET ASSETS - 100%		$ 54,742,991
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
Income Tax Information
At July 31, 2004, the fund had a capital loss carryforward of approximately $12,285,000 all of which will expire on July 31, 2011.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Biotechnology Fund

Financial Statements

Statement of Assets and Liabilities

July 31, 2004
Assets
Investment in securities, at value (including securities loaned of $8,795,550) (cost $59,657,070) - See accompanying schedule		$ 62,295,531
Receivable for investments sold		1,069,222
Receivable for fund shares sold		322,834
Interest receivable		7,861
Prepaid expenses		80
Receivable from investment adviser for expense reductions		12,181
Other affiliated receivables		347
Other receivables		2,547
Total assets		63,710,603
Liabilities
Payable to custodian bank	$ 25,085
Payable for fund shares redeemed	345,479
Accrued management fee	27,416
Distribution fees payable	34,265
Other affiliated payables	28,089
Other payables and accrued expenses	52,153
Collateral on securities loaned, at value	8,455,125
Total liabilities		8,967,612
Net Assets		$ 54,742,991
Net Assets consist of:
Paid in capital		$ 64,950,896
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(12,846,366)
Net unrealized appreciation (depreciation) on investments		2,638,461
Net Assets		$ 54,742,991
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($10,196,831 ÷ 1,698,378 shares)		$ 6.00
Maximum offering price per share (100/94.25 of $6.00)		$ 6.37
Class T: Net Asset Value and redemption price per share ($13,366,724 ÷ 2,247,343 shares)		$ 5.95
Maximum offering price per share (100/96.50 of $5.95)		$ 6.17
Class B: Net Asset Value and offering price per share ($16,819,107 ÷ 2,881,237 shares) A		$ 5.84
Class C: Net Asset Value and offering price per share ($13,214,547 ÷ 2,263,304 shares) A		$ 5.84
Institutional Class: Net Asset Value, offering price and redemption price per share ($1,145,782 ÷ 189,160 shares)		$ 6.06

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

Year ended July 31, 2004

Investment Income
Dividends		$ 11,637
Interest		29,644
Security lending		10,862
Total income		52,143

Expenses
Management fee	$ 296,962
Transfer agent fees	282,027
Distribution fees	375,751
Accounting and security lending fees	46,078
Non-interested trustees' compensation	237
Custodian fees and expenses	8,837
Registration fees	55,140
Audit	36,203
Legal	192
Miscellaneous	19,757
Total expenses before reductions	1,121,184
Expense reductions	(114,772)	1,006,412
Net investment income (loss)		(954,269)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	2,868,648
Foreign currency transactions	(1,461)
Total net realized gain (loss)		2,867,187
Change in net unrealized appreciation (depreciation) on investment securities		(2,278,403)
Net gain (loss)		588,784
Net increase (decrease) in net assets resulting from operations		$ (365,485)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Biotechnology Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2004	Year ended July 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (954,269)	$ (526,064)
Net realized gain (loss)	2,867,187	(2,908,047)
Change in net unrealized appreciation (depreciation)	(2,278,403)	13,954,492
Net increase (decrease) in net assets resulting from operations	(365,485)	10,520,381
Share transactions - net increase (decrease)	10,289,718	3,458,182
Redemption fees	18,272	25,473
Total increase (decrease) in net assets	9,942,505	14,004,036

Net Assets
Beginning of period	44,800,486	30,796,450
End of period (including undistributed net investment income of $0 and $2,379, respectively)	$ 54,742,991	$ 44,800,486

Financial Highlights - Class A

Years ended July 31,	2004	2003	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 5.94	$ 4.39	$ 7.09	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.09)	(.05)	(.07)	(.04)
Net realized and unrealized gain (loss)	.15	1.60	(2.64)	(2.88)
Total from investment operations	.06	1.55	(2.71)	(2.92)
Redemption fees added to paid in capital E	- H	- H	.01	.01
Net asset value, end of period	$ 6.00	$ 5.94	$ 4.39	$ 7.09
Total Return B, C, D	1.01%	35.31%	(38.08)%	(29.10)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.68%	2.04%	1.99%	3.07% A
Expenses net of voluntary waivers, if any	1.50%	1.50%	1.50%	1.50% A
Expenses net of all reductions	1.48%	1.47%	1.46%	1.49% A
Net investment income (loss)	(1.38)%	(1.11)%	(1.19)%	(.94)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,197	$ 7,718	$ 4,657	$ 4,232
Portfolio turnover rate	50%	71%	113%	64% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F For the period December 27, 2000 (commencement of operations) to July 31, 2001. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Biotechnology

Financial Highlights - Class T

Years ended July 31,	2004	2003	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 5.90	$ 4.37	$ 7.07	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.10)	(.06)	(.09)	(.05)
Net realized and unrealized gain (loss)	.15	1.59	(2.62)	(2.89)
Total from investment operations	.05	1.53	(2.71)	(2.94)
Redemption fees added to paid in capital E	- H	- H	.01	.01
Net asset value, end of period	$ 5.95	$ 5.90	$ 4.37	$ 7.07
Total ReturnB,C,D	.85%	35.01%	(38.19)%	(29.30)%
Ratios to Average Net AssetsG
Expenses before expense reductions	2.10%	2.39%	2.27%	3.29% A
Expenses net of voluntary waivers, if any	1.75%	1.75%	1.75%	1.75% A
Expenses net of all reductions	1.73%	1.72%	1.72%	1.74% A
Net investment income (loss)	(1.63)%	(1.36)%	(1.45)%	(1.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,367	$ 10,281	$ 6,861	$ 7,721
Portfolio turnover rate	50%	71%	113%	64% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F For the period December 27, 2000 (commencement of operations) to July 31, 2001. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share.

Financial Highlights - Class B

Years ended July 31,	2004	2003	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 5.82	$ 4.33	$ 7.05	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.13)	(.09)	(.12)	(.07)
Net realized and unrealized gain (loss)	.15	1.58	(2.61)	(2.89)
Total from investment operations	.02	1.49	(2.73)	(2.96)
Redemption fees added to paid in capital E	- H	- H	.01	.01
Net asset value, end of period	$ 5.84	$ 5.82	$ 4.33	$ 7.05
Total Return B, C, D	.34%	34.41%	(38.58)%	(29.50)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.46%	2.78%	2.74%	3.83% A
Expenses net of voluntary waivers, if any	2.25%	2.25%	2.25%	2.25% A
Expenses net of all reductions	2.22%	2.22%	2.22%	2.24% A
Net investment income (loss)	(2.12)%	(1.86)%	(1.95)%	(1.69)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,819	$ 15,154	$ 10,218	$ 8,875
Portfolio turnover rate	50%	71%	113%	64% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F For the period December 27, 2000 (commencement of operations) to July 31, 2001. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2004	2003	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 5.82	$ 4.33	$ 7.05	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.13)	(.09)	(.12)	(.07)
Net realized and unrealized gain (loss)	.15	1.58	(2.61)	(2.89)
Total from investment operations	.02	1.49	(2.73)	(2.96)
Redemption fees added to paid in capital E	- H	- H	.01	.01
Net asset value, end of period	$ 5.84	$ 5.82	$ 4.33	$ 7.05
Total Return B, C, D	.34%	34.41%	(38.58)%	(29.50)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.31%	2.58%	2.57%	3.73% A
Expenses net of voluntary waivers, if any	2.25%	2.25%	2.25%	2.25% A
Expenses net of all reductions	2.23%	2.22%	2.22%	2.24% A
Net investment income (loss)	(2.13)%	(1.86)%	(1.95)%	(1.69)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,215	$ 10,493	$ 8,204	$ 6,321
Portfolio turnover rate	50%	71%	113%	64% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F For the period December 27, 2000 (commencement of operations) to July 31, 2001. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended July 31,	2004	2003	2002	2001 E
Selected Per-Share Data
Net asset value, beginning of period	$ 5.97	$ 4.40	$ 7.09	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.06)	(.04)	(.06)	(.03)
Net realized and unrealized gain (loss)	.15	1.61	(2.64)	(2.89)
Total from investment operations	.09	1.57	(2.70)	(2.92)
Redemption fees added to paid in capital D	- G	- G	.01	.01
Net asset value, end of period	$ 6.06	$ 5.97	$ 4.40	$ 7.09
Total Return B, C	1.51%	35.68%	(37.94)%	(29.10)%
Ratios to Average Net Assets F
Expenses before expense reductions	1.16%	1.37%	1.41%	2.58% A
Expenses net of voluntary waivers, if any	1.16%	1.25%	1.25%	1.25% A
Expenses net of all reductions	1.14%	1.22%	1.22%	1.24% A
Net investment income (loss)	(1.04)%	(.86)%	(.94)%	(.69)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,146	$ 1,153	$ 857	$ 911
Portfolio turnover rate	50%	71%	113%	64% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E For the period December 27, 2000 (commencement of operations) to July 31, 2001. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Biotechnology

Notes to Financial Statements

For the period ended July 31, 2004

1. Significant Accounting Policies.

Fidelity Advisor Biotechnology Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 8,168,906	|
Unrealized depreciation	(6,092,072)
Net unrealized appreciation (depreciation)	2,076,834
Capital loss carryforward	(12,284,743)

Cost for federal income tax purposes	$ 60,218,697

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $38,821,556 and $24,431,685, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 22,710	$ -
Class T	.25%	.25%	60,890	-
Class B	.75%	.25%	168,580	126,436
Class C	.75%	.25%	123,571	32,723

			$ 375,751	$ 159,159

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Biotechnology

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 21,240
Class T	10,577
Class B*	62,296
Class C*	3,124
$ 97,237

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 48,526.53
Class T	85,260.70
Class B	94,797.56
Class C	50,706.41
Institutional Class	2,738.26
	$ 282,027

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $40,870 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $765 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

FMR agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 16,637
Class T	1.75%	42,438
Class B	2.25%	36,252
Class C	2.25%	7,595
		$ 102,922

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $11,763 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $87.

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended July 31,		Years ended July 31,
	2004	2003	2004	2003
Class A
Shares sold	878,734	680,076	$ 5,475,076	$ 3,440,096
Shares redeemed	(480,064)	(441,219)	(2,905,863)	(2,151,060)
Net increase (decrease)	398,670	238,857	$ 2,569,213	$ 1,289,036
Class T
Shares sold	1,105,179	780,971	$ 6,864,105	$ 3,727,715
Shares redeemed	(601,131)	(607,382)	(3,678,218)	(2,754,456)
Net increase (decrease)	504,048	173,589	$ 3,185,887	$ 973,259
Class B
Shares sold	951,709	1,029,065	$ 5,766,243	$ 4,968,448
Shares redeemed	(675,608)	(781,932)	(4,063,659)	(3,620,850)
Net increase (decrease)	276,101	247,133	$ 1,702,584	$ 1,347,598
Class C
Shares sold	962,707	755,361	$ 5,865,287	$ 3,589,348
Shares redeemed	(502,895)	(844,807)	(3,048,910)	(3,793,398)
Net increase (decrease)	459,812	(89,446)	$ 2,816,377	$ (204,050)
Institutional Class
Shares sold	64,860	85,342	$ 427,262	$ 466,184
Shares redeemed	(68,780)	(86,741)	(411,605)	(413,845)
Net increase (decrease)	(3,920)	(1,399)	$ 15,657	$ 52,339

Biotechnology

Advisor Consumer Industries Fund - Institutional Class

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2004	Past 1 year	Past 5 years	Life of fundA
Institutional Class	6.16%	-0.86%	8.40%

A From September 3, 1996.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Industries Fund - Institutional Class on September 3, 1996, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Annual Report

Advisor Consumer Industries Fund - Institutional Class

Management's Discussion of Fund Performance

Comments from John Roth, who became Portfolio Manager of Fidelity ® Advisor Consumer Industries Fund on June 14, 2004

U.S. equity markets reversed course during the 12 months that ended July 31, 2004. In the first half of the period, stocks rose as investors grew more confident about the recovering economy. Speculative, high-growth industries such as semiconductors and biotechnology led the charge early on. In the second half, though, the less glamorous but steadier growth of household and personal product companies, among others, gained favor against a backdrop of near-record-high prices for oil and gasoline, concerns about rising interest rates and threats of terrorism. The Standard & Poor's 500SM Index - a popular benchmark of commonly held stocks - reflects the equity markets' reversal well. In the first six months of the period, the S&P 500® gained 15.23%. But the benchmark lost 1.78% in the second half of the period. For the 12 months overall, the S&P 500 climbed 13.17%. Meanwhile, the Dow Jones Industrial Average SM - a performance measure of 30 large-cap, blue-chip stocks - rose 12.11%, and the tech-heavy NASDAQ Composite ® Index returned 9.29%, despite losing 8.45% in the past six months.

For the 12-month period ending July 31, 2004, the fund's Institutional Class shares returned 6.16%, underperforming the Goldman Sachs ® Consumer Industries Index, which gained 10.73%, and the S&P 500 index. The fund's heavy weighting in media companies involved with radio hurt its relative performance, because most discretionary ad spending went to other media, most notably Internet advertising. Additionally, the S&P and Goldman Sachs indexes both held a broader range of stocks than the fund, and were helped by their larger weightings in better-performing consumer staples stocks during the period. Internet portal Yahoo!, the fund's No. 1 absolute and relative contributor, was a big beneficiary of the shift in ad dollars to the Internet. Also helping was Procter & Gamble, the diversified consumer products giant, which executed its business strategy extremely well and saw its earnings estimates move up consistently. Detractors included Viacom, which owns Infinity Broadcasting, and radio operator Clear Channel Communications. During the period, radio advertising lagged while other forms of advertising picked up, causing these companies' earnings growth to come in lower than expected. Elsewhere, doughnut franchiser Krispy Kreme was not able to sustain the strong growth rate it previously achieved following its initial public offering, which disappointed investors and hurt its stock price.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Consumer Industries Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2004 to July 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2004	Ending Account Value July 31, 2004	Expenses Paid During Period * February 1, 2004 to July 31, 2004
Class A
Actual	$ 1,000.00	$ 950.20	$ 7.27
Hypothetical A	$ 1,000.00	$ 1,017.45	$ 7.55
Class T
Actual	$ 1,000.00	$ 948.80	$ 8.48
Hypothetical A	$ 1,000.00	$ 1,016.19	$ 8.81
Class B
Actual	$ 1,000.00	$ 947.00	$ 10.89
Hypothetical A	$ 1,000.00	$ 1,013.67	$ 11.33
Class C
Actual	$ 1,000.00	$ 947.00	$ 10.84
Hypothetical A	$ 1,000.00	$ 1,013.72	$ 11.28
Institutional
Actual	$ 1,000.00	$ 951.80	$ 6.07
Hypothetical A	$ 1,000.00	$ 1,018.71	$ 6.29

A 5% return per year before expenses.

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.50%
Class T	1.75%
Class B	2.25%
Class C	2.24%
Institutional	1.25%

Annual Report

Advisor Consumer Industries Fund

Investment Summary

Top Ten Stocks as of July 31, 2004
% of fund's net assets
Viacom, Inc. Class B (non-vtg.)	6.7
Fox Entertainment Group, Inc. Class A	5.3
Wal-Mart Stores, Inc.	4.0
Home Depot, Inc.	3.4
McDonald's Corp.	2.9
News Corp. Ltd. sponsored ADR	2.7
Univision Communications, Inc. Class A	2.2
Procter & Gamble Co.	2.0
Yahoo!, Inc.	1.8
Target Corp.	1.7
32.7
Top Industries as of July 31, 2004
% of fund's net assets
Media	31.9%
Hotels, Restaurants & Leisure	15.7%
Specialty Retail	11.2%
Food & Staples Retailing	6.0%
Internet Software & Services	4.4%
All Others *	30.8%

* Includes short-term investments and net other assets.

Annual Report

Advisor Consumer Industries Fund

Investments July 31, 2004

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value (Note 1)
AUTOMOBILES - 2.2%
Harley-Davidson, Inc.	12,800	$ 766,336
Thor Industries, Inc.	12,900	403,899
TOTAL AUTOMOBILES		1,170,235
BEVERAGES - 2.3%
Anheuser-Busch Companies, Inc.	10,000	519,000
PepsiCo, Inc.	9,700	485,000
The Coca-Cola Co.	5,200	228,072
TOTAL BEVERAGES		1,232,072
COMMERCIAL SERVICES & SUPPLIES - 2.8%
Bright Horizons Family Solutions, Inc. (a)	4,877	247,508
Cendant Corp.	38,200	874,016
R.R. Donnelley & Sons Co.	4,200	133,308
Strayer Education, Inc.	2,300	224,066
TOTAL COMMERCIAL SERVICES & SUPPLIES		1,478,898
FOOD & STAPLES RETAILING - 6.0%
Costco Wholesale Corp.	14,500	589,570
CVS Corp.	8,500	355,895
Sysco Corp.	200	6,890
Wal-Mart Stores, Inc.	39,880	2,114,039
Whole Foods Market, Inc.	900	74,088
TOTAL FOOD & STAPLES RETAILING		3,140,482
FOOD PRODUCTS - 3.7%
Bunge Ltd.	7,100	284,923
Dean Foods Co. (a)	14,050	519,569
Fresh Del Monte Produce, Inc.	9,500	252,225
Hershey Foods Corp.	200	9,688
Smithfield Foods, Inc. (a)	22,500	637,650
SunOpta, Inc. (a)	7,900	58,125
The J.M. Smucker Co.	4,000	167,240
TOTAL FOOD PRODUCTS		1,929,420
HOTELS, RESTAURANTS & LEISURE - 15.7%
Boyd Gaming Corp.	200	5,258
Brinker International, Inc. (a)	9,900	354,519
Caesars Entertainment, Inc. (a)	10,100	148,773
Carnival Corp. unit	17,600	820,336
CBRL Group, Inc.	3,700	122,914
Hilton Hotels Corp.	21,700	386,911
International Game Technology	8,300	268,422
Kerzner International Ltd. (a)	3,000	140,730
Krispy Kreme Doughnuts, Inc. (a)	21,500	338,410
McDonald's Corp.	54,700	1,504,250
MGM MIRAGE (a)	12,500	551,875
Outback Steakhouse, Inc.	13,700	556,357
Royal Caribbean Cruises Ltd.	20,700	884,925

	Shares	Value (Note 1)
Starbucks Corp. (a)	2,900	$ 136,184
Starwood Hotels & Resorts Worldwide, Inc. unit	16,400	738,000
Wendy's International, Inc.	14,640	523,673
Wyndham International, Inc. Class A (a)	262,500	257,250
Yum! Brands, Inc.	14,100	541,299
TOTAL HOTELS, RESTAURANTS & LEISURE		8,280,086
HOUSEHOLD PRODUCTS - 3.7%
Colgate-Palmolive Co.	13,400	712,880
Kimberly-Clark Corp.	3,100	198,617
Procter & Gamble Co.	19,970	1,041,436
TOTAL HOUSEHOLD PRODUCTS		1,952,933
INDUSTRIAL CONGLOMERATES - 0.5%
3M Co.	3,200	263,552
INTERNET & CATALOG RETAIL - 0.7%
Amazon.com, Inc. (a)	5,700	221,844
eBay, Inc. (a)	1,700	133,161
TOTAL INTERNET & CATALOG RETAIL		355,005
INTERNET SOFTWARE & SERVICES - 4.4%
iVillage, Inc. (a)	48,000	248,160
Sina Corp. (a)	20,500	581,175
Sohu.com, Inc. (a)	25,300	524,216
Yahoo!, Inc. (a)	31,870	981,596
TOTAL INTERNET SOFTWARE & SERVICES		2,335,147
LEISURE EQUIPMENT & PRODUCTS - 3.6%
Brunswick Corp.	21,000	819,630
MarineMax, Inc. (a)	11,200	275,408
Polaris Industries, Inc.	11,400	544,920
SCP Pool Corp.	5,900	243,257
TOTAL LEISURE EQUIPMENT & PRODUCTS		1,883,215
MEDIA - 31.9%
ADVO, Inc.	6,000	185,940
Clear Channel Communications, Inc.	14,549	519,399
Comcast Corp.:
Class A (a)	10,500	287,700
Class A (special) (a)	9,480	254,064
E.W. Scripps Co. Class A	5,200	532,584
EchoStar Communications Corp. Class A (a)	14,200	393,624
Fox Entertainment Group, Inc. Class A (a)	103,200	2,789,496
Gannett Co., Inc.	5,680	472,235
Harte-Hanks, Inc.	4,400	106,304
JC Decaux SA (a)	15,500	329,492
Lamar Advertising Co. Class A (a)	13,220	531,576
Liberty Media Corp. Class A (a)	56,800	481,664
Common Stocks - continued
	Shares	Value (Note 1)
MEDIA - CONTINUED
Liberty Media International, Inc.:
Class A (a)	5,240	$ 163,383
Class A rights 8/23/04 (a)	1,048	6,298
News Corp. Ltd. sponsored ADR	45,300	1,439,181
Omnicom Group, Inc.	8,600	619,372
Radio One, Inc. Class D (non-vtg.) (a)	36,600	556,686
Reuters Group PLC sponsored ADR	3,800	134,406
SBS Broadcasting SA (a)	100	3,631
Spanish Broadcasting System, Inc. Class A (a)	14,140	121,463
Time Warner, Inc. (a)	44,600	742,590
Tribune Co.	12,500	530,625
Univision Communications, Inc. Class A (a)	40,200	1,164,594
Viacom, Inc.:
Class A	18,700	636,735
Class B (non-vtg.)	104,397	3,506,694
Washington Post Co. Class B	200	173,580
Westwood One, Inc. (a)	4,500	107,100
TOTAL MEDIA		16,790,416
MULTILINE RETAIL - 4.1%
Big Lots, Inc. (a)	8,700	106,488
Family Dollar Stores, Inc.	9,000	250,740
Federated Department Stores, Inc.	5,400	258,768
JCPenney Co., Inc.	7,400	296,000
Neiman Marcus Group, Inc. Class A	1,900	103,645
Nordstrom, Inc.	4,500	197,550
Saks, Inc.	3,200	41,760
Target Corp.	21,000	915,600
TOTAL MULTILINE RETAIL		2,170,551
PERSONAL PRODUCTS - 2.6%
Alberto-Culver Co.	5,500	256,410
Avon Products, Inc.	20,300	873,103
Gillette Co.	6,400	249,472
TOTAL PERSONAL PRODUCTS		1,378,985
REAL ESTATE - 0.3%
MeriStar Hospitality Corp. (a)	24,700	143,260
SPECIALTY RETAIL - 11.2%
Aeropostale, Inc. (a)	4,400	134,112
American Eagle Outfitters, Inc. (a)	25,700	842,189
Best Buy Co., Inc.	4,300	207,088
Chico's FAS, Inc. (a)	5,900	247,033
Foot Locker, Inc.	16,400	369,000
Gap, Inc.	5,600	127,120
Home Depot, Inc.	53,590	1,807,055
Hot Topic, Inc. (a)	4,350	69,252

	Shares	Value (Note 1)
Limited Brands, Inc.	8,100	$ 165,564
Lowe's Companies, Inc.	10,300	501,816
Office Depot, Inc. (a)	15,900	260,760
PETsMART, Inc.	4,500	139,545
Staples, Inc.	15,500	447,640
Steiner Leisure Ltd. (a)	11,272	269,514
Toys 'R' Us, Inc. (a)	9,200	151,432
West Marine, Inc. (a)	6,100	126,026
TOTAL SPECIALTY RETAIL		5,865,146
TEXTILES APPAREL & LUXURY GOODS - 3.1%
Coach, Inc. (a)	2,800	119,812
Kenneth Cole Productions, Inc. Class A	3,200	102,688
Liz Claiborne, Inc.	10,500	379,995
NIKE, Inc. Class B	7,200	523,512
Phoenix Footwear Group, Inc. (a)	10,900	119,246
Polo Ralph Lauren Corp. Class A	7,600	250,496
Quiksilver, Inc. (a)	4,900	105,644
TOTAL TEXTILES APPAREL & LUXURY GOODS		1,601,393
TOTAL COMMON STOCKS (Cost $51,131,306)		51,970,796
Money Market Funds - 3.3%

Fidelity Cash Central Fund, 1.33% (b)	1,310,661	1,310,661
Fidelity Securities Lending Cash Central Fund, 1.32% (b)(c)	412,050	412,050
TOTAL MONEY MARKET FUNDS (Cost $1,722,711)		1,722,711
TOTAL INVESTMENT PORTFOLIO - 102.1% (Cost $52,854,017)		53,693,507
NET OTHER ASSETS - (2.1)%		(1,081,742)
NET ASSETS - 100%		$ 52,611,765
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
Income Tax Information
The fund hereby designates approximately $184,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Consumer Industries

Advisor Consumer Industries Fund

Financial Statements

Statement of Assets and Liabilities

July 31, 2004
Assets
Investment in securities, at value (including securities loaned of $416,472) (cost $52,854,017) - See accompanying schedule		$ 53,693,507
Cash		11,805
Receivable for fund shares sold		167,173
Dividends receivable		17,666
Interest receivable		3,380
Prepaid expenses		87
Receivable from investment adviser for expense reductions		6,199
Other affiliated receivables		9
Other receivables		4,363
Total assets		53,904,189
Liabilities
Payable for investments purchased	$ 666,408
Payable for fund shares redeemed	98,403
Accrued management fee	25,388
Distribution fees payable	29,411
Other affiliated payables	21,947
Other payables and accrued expenses	38,817
Collateral on securities loaned, at value	412,050
Total liabilities		1,292,424
Net Assets		$ 52,611,765
Net Assets consist of:
Paid in capital		$ 49,776,131
Accumulated net investment loss		(36)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,996,180
Net unrealized appreciation (depreciation) on investments		839,490
Net Assets		$ 52,611,765
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($11,856,427 ÷ 817,042 shares)		$ 14.51
Maximum offering price per share (100/94.25 of $14.51)		$ 15.40
Class T: Net Asset Value and redemption price per share ($15,555,263 ÷ 1,089,936 shares)		$ 14.27
Maximum offering price per share (100/96.50 of $14.27)		$ 14.79
Class B: Net Asset Value and offering price per share ($17,301,503 ÷ 1,258,479 shares) A		$ 13.75
Class C: Net Asset Value and offering price per share ($6,991,879 ÷ 507,870 shares) A		$ 13.77
Institutional: Net Asset Value, offering price and redemption price per share ($906,693 ÷ 61,232 shares)		$ 14.81

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

Year ended July 31, 2004
Investment Income
Dividends		$ 482,242
Interest		18,130
Security lending		2,470
Total income		502,842

Expenses
Management fee	$ 304,315
Transfer agent fees	221,774
Distribution fees	354,599
Accounting and security lending fees	44,395
Non-interested trustees' compensation	286
Custodian fees and expenses	6,819
Registration fees	56,012
Audit	36,600
Legal	220
Miscellaneous	12,981
Total expenses before reductions	1,038,001
Expense reductions	(51,311)	986,690
Net investment income (loss)		(483,848)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	5,966,359
Foreign currency transactions	(254)
Total net realized gain (loss)		5,966,105
Change in net unrealized appreciation (depreciation) on investment securities		(3,103,656)
Net gain (loss)		2,862,449
Net increase (decrease) in net assets resulting from operations		$ 2,378,601

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Consumer Industries Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2004	Year ended July 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (483,848)	$ (323,122)
Net realized gain (loss)	5,966,105	(2,493,545)
Change in net unrealized appreciation (depreciation)	(3,103,656)	5,783,611
Net increase (decrease) in net assets resulting from operations	2,378,601	2,966,944
Share transactions - net increase (decrease)	3,962,592	3,526,707
Redemption fees	7,430	16,225
Total increase (decrease) in net assets	6,348,623	6,509,876

Net Assets
Beginning of period	46,263,142	39,753,266
End of period (including accumulated net investment loss of $36 and $0, respectively)	$ 52,611,765	$ 46,263,142

Financial Highlights - Class A

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.71	$ 12.71	$ 15.20	$ 15.04	$ 16.01
Income from Investment Operations
Net investment income (loss) C	(.07)	(.04)	(.05)	.01	(.04)
Net realized and unrealized gain (loss)	.87	1.04	(2.09)	.15	(.68)
Total from investment operations	.80	1.00	(2.14)	.16	(.72)
Distributions from net realized gain	-	-	(.35)	-	(.20)
Distributions in excess of net realized gain	-	-	-	-	(.06)
Total distributions	-	-	(.35)	-	(.26)
Redemption fees added to paid in capital C	- E	- E	- E	- E	.01
Net asset value, end of period	$ 14.51	$ 13.71	$ 12.71	$ 15.20	$ 15.04
Total Return A, B	5.84%	7.87%	(14.30)%	1.06%	(4.48)%
Ratios to Average Net Assets D
Expenses before expense reductions	1.55%	1.70%	1.69%	1.71%	1.62%
Expenses net of voluntary waivers, if any	1.50%	1.53%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.45%	1.48%	1.47%	1.49%	1.49%
Net investment income (loss)	(.50)%	(.33)%	(.36)%	.08%	(.24)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,856	$ 9,101	$ 7,209	$ 4,648	$ 3,609
Portfolio turnover rate	152%	88%	136%	77%	69%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Consumer Industries

Financial Highlights - Class T

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.51	$ 12.57	$ 15.06	$ 14.93	$ 15.93
Income from Investment Operations
Net investment income (loss) C	(.11)	(.07)	(.09)	(.02)	(.08)
Net realized and unrealized gain (loss)	.87	1.01	(2.05)	.15	(.67)
Total from investment operations	.76	.94	(2.14)	.13	(.75)
Distributions from net realized gain	-	-	(.35)	-	(.20)
Distributions in excess of net realized gain	-	-	-	-	(.06)
Total distributions	-	-	(.35)	-	(.26)
Redemption fees added to paid in capitalC	-E	-E	-E	-E	.01
Net asset value, end of period	$ 14.27	$ 13.51	$ 12.57	$ 15.06	$ 14.93
Total ReturnA,B	5.63%	7.48%	(14.44)%	.87%	(4.69)%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.81%	1.87%	1.89%	1.98%	1.85%
Expenses net of voluntary waivers, if any	1.75%	1.78%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.70%	1.73%	1.72%	1.73%	1.73%
Net investment income (loss)	(.74)%	(.58)%	(.61)%	(.17)%	(.49)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,555	$ 13,693	$ 12,132	$ 12,899	$ 13,275
Portfolio turnover rate	152%	88%	136%	77%	69%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. CCalculated based on average shares outstanding during the period. DExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. E Amount represents less than $.01 per share.

Financial Highlights - Class B

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.08	$ 12.22	$ 14.73	$ 14.69	$ 15.76
Income from Investment Operations
Net investment income (loss) C	(.18)	(.13)	(.15)	(.10)	(.15)
Net realized and unrealized gain (loss)	.85	.99	(2.01)	.14	(.67)
Total from investment operations	.67	.86	(2.16)	.04	(.82)
Distributions from net realized gain	-	-	(.35)	-	(.20)
Distributions in excess of net realized gain	-	-	-	-	(.06)
Total distributions	-	-	(.35)	-	(.26)
Redemption fees added to paid in capital C	- E	- E	-E	-E	.01
Net asset value, end of period	$ 13.75	$ 13.08	$ 12.22	$ 14.73	$ 14.69
Total Return A,B	5.12%	7.04%	(14.91)%	.27%	(5.19)%
Ratios to Average Net Assets D
Expenses before expense reductions	2.29%	2.37%	2.39%	2.51%	2.41%
Expenses net of voluntary waivers, if any	2.25%	2.25%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.20%	2.19%	2.22%	2.24%	2.24%
Net investment income (loss)	(1.25)%	(1.05)%	(1.11)%	(.67)%	(.99)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,302	$ 15,944	$ 13,807	$ 13,483	$ 9,021
Portfolio turnover rate	152%	88%	136%	77%	69%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.10	$ 12.24	$ 14.75	$ 14.71	$ 15.78
Income from Investment Operations
Net investment income (loss) C	(.18)	(.13)	(.15)	(.10)	(.15)
Net realized and unrealized gain (loss)	.85	.99	(2.01)	.14	(.67)
Total from investment operations	.67	.86	(2.16)	.04	(.82)
Distributions from net realized gain	-	-	(.35)	-	(.20)
Distributions in excess of net realized gain	-	-	-	-	(.06)
Total distributions	-	-	(.35)	-	(.26)
Redemption fees added to paid in capital C	- E	- E	- E	- E	.01
Net asset value, end of period	$ 13.77	$ 13.10	$ 12.24	$ 14.75	$ 14.71
Total Return A,B	5.11%	7.03%	(14.89)%	.27%	(5.19)%
Ratios to Average Net Assets D
Expenses before expense reductions	2.24%	2.33%	2.35%	2.49%	2.42%
Expenses net of voluntary waivers, if any	2.24%	2.25%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.19%	2.19%	2.22%	2.24%	2.24%
Net investment income (loss)	(1.24)%	(1.05)%	(1.11)%	(.67)%	(.99)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,992	$ 6,759	$ 5,391	$ 5,504	$ 3,048
Portfolio turnover rate	152%	88%	136%	77%	69%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. E Amount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.95	$ 12.91	$ 15.38	$ 15.18	$ 16.11
Income from Investment Operations
Net investment income (loss) B	(.04)	(.01)	(.02)	.05	- D
Net realized and unrealized gain (loss)	.90	1.05	(2.10)	.15	(.69)
Total from investment operations	.86	1.04	(2.12)	.20	(.69)
Distributions from net realized gain	-	-	(.35)	-	(.20)
Distributions in excess of net realized gain	-	-	-	-	(.06)
Total distributions	-	-	(.35)	-	(.26)
Redemption fees added to paid in capital B	- D	- D	- D	- D	.02
Net asset value, end of period	$ 14.81	$ 13.95	$ 12.91	$ 15.38	$ 15.18
Total Return A	6.16%	8.06%	(14.00)%	1.32%	(4.20)%
Ratios to Average Net Assets C
Expenses before expense reductions	1.34%	1.49%	1.39%	1.57%	1.31%
Expenses net of voluntary waivers, if any	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.20%	1.19%	1.22%	1.24%	1.24%
Net investment income (loss)	(.25)%	(.05)%	(.11)%	.33%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$ 907	$ 766	$ 1,215	$ 1,249	$ 1,449
Portfolio turnover rate	152%	88%	136%	77%	69%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. BCalculated based on average shares outstanding during the period. CExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. DAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Consumer Industries

Notes to Financial Statements

For the period ended July 31, 2004

1. Significant Accounting Policies.

Fidelity Advisor Consumer Industries Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from realized gain for income tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 4,079,576	|
Unrealized depreciation	(3,318,225)
Net unrealized appreciation (depreciation)	761,351
Undistributed long-term capital gain	1,928,104

Cost for federal income tax purposes	$ 52,932,156

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $80,991,514 and $77,699,133, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 27,921	$ -
Class T	.25%	.25%	80,665	57
Class B	.75%	.25%	178,570	133,929
Class C	.75%	.25%	67,443	11,582
			$ 354,599	$ 145,568

Consumer Industries

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 19,384
Class T	3,826
Class B*	46,893
Class C*	637
$ 70,740

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 47,522.43
Class T	70,920.44
Class B	74,503.42
Class C	24,663.37
Institutional Class	4,166.47
	$ 221,774

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $18,096 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6,947 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

FMR agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 5,213
Class T	1.75%	10,536
Class B	2.25%	7,489
Institutional Class	1.25%	835
		$ 24,073

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $27,238 for the period.

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended July 31,		Years ended July 31,
	2004	2003	2004	2003
Class A
Shares sold	362,299	377,980	$ 5,424,551	$ 4,774,106
Shares redeemed	(209,272)	(281,020)	(3,099,528)	(3,483,682)
Net increase (decrease)	153,027	96,960	$ 2,325,023	$ 1,290,424
Class T
Shares sold	372,905	363,773	$ 5,380,121	$ 4,562,911
Shares redeemed	(296,211)	(315,873)	(4,343,994)	(3,918,341)
Net increase (decrease)	76,694	47,900	$ 1,036,127	$ 644,570
Class B
Shares sold	317,001	479,966	$ 4,519,412	$ 5,825,118
Shares redeemed	(277,375)	(390,683)	(3,946,551)	(4,652,792)
Net increase (decrease)	39,626	89,283	$ 572,861	$ 1,172,326
Class C
Shares sold	145,559	207,444	$ 2,089,237	$ 2,509,927
Shares redeemed	(153,637)	(131,925)	(2,161,430)	(1,592,035)
Net increase (decrease)	(8,078)	75,519	$ (72,193)	$ 917,892
Institutional Class
Shares sold	20,688	21,067	$ 317,524	$ 270,692
Shares redeemed	(14,366)	(60,319)	(216,750)	(769,197)
Net increase (decrease)	6,322	(39,252)	$ 100,774	$ (498,505)

Consumer Industries

Advisor Cyclical Industries Fund - Institutional Class

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2004	Past 1 year	Past 5 years	Life of fundA
Institutional Class	28.24%	6.48%	10.85%

A From September 3, 1996.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Cyclical Industries Fund - Institutional Class on September 3, 1996, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Annual Report

Advisor Cyclical Industries Fund - Institutional Class

Management's Discussion of Fund Performance

Comments from Matthew Friedman, who became Portfolio Manager of Fidelity ® Advisor Cyclical Industries Fund on May 3, 2004

U.S. equity markets reversed course during the 12 months that ended July 31, 2004. In the first half of the period, stocks rose as investors grew more confident about the recovering economy. Speculative, high-growth industries such as semiconductors and biotechnology led the charge early on. In the second half, though, the less glamorous but steadier growth of household and personal product companies, among others, gained favor against a backdrop of near-record-high prices for oil and gasoline, concerns about rising interest rates and threats of terrorism. The Standard & Poor's 500 SM Index - a popular benchmark of commonly held stocks - reflects the equity markets' reversal well. In the first six months of the period, the S&P 500 ® gained 15.23%. But the benchmark lost 1.78% in the second half of the period. For the 12 months overall, the S&P 500 climbed 13.17%. Meanwhile, the Dow Jones Industrial Average SM - a performance measure of 30 large-cap, blue-chip stocks - rose 12.11%, and the tech-heavy NASDAQ Composite ® Index returned 9.29%, despite losing 8.45% in the past six months.

While the broad market reversed course during the 12-month period, cyclical stocks thrived throughout the time frame. The fund's Institutional Class shares gained 28.24%, easily outdistancing the S&P 500 and the Goldman Sachs ® Cyclical Industries Index, which increased 24.72% for the 12 months. After beginning the period with an overweighting in early-cycle companies - those that see increased profits early in an economic recovery - we reversed our overweighting to late-cycle stocks, which typically profit later when orders for their products increase faster than their expenses. This weighting shift worked in the fund's favor, as late-cycle companies in aerospace and chemicals outperformed. Conglomerates Tyco International and General Electric were among the top contributors to both absolute and relative performance. Tyco emerged strongly from its accounting problems and GE benefited from late-cycle products. Elsewhere, Boeing and Honeywell benefited from new plane orders. Chemical company Solutia, which filed for bankruptcy in December, and Continental Airlines, which was caught in a spiral of higher fuel prices and competition from discount airlines, dragged on performance.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Cyclical Industries Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2004 to July 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2004	Ending Account Value July 31, 2004	Expenses Paid During Period* February 1, 2004 to July 31, 2004
Class A
Actual	$ 1,000.00	$ 1,067.20	$ 7.71
HypotheticalA	$ 1,000.00	$ 1,017.45	$ 7.55
Class T
Actual	$ 1,000.00	$ 1,066.10	$ 8.99
HypotheticalA	$ 1,000.00	$ 1,016.19	$ 8.81
Class B
Actual	$ 1,000.00	$ 1,062.80	$ 11.54
HypotheticalA	$ 1,000.00	$ 1,013.67	$ 11.33
Class C
Actual	$ 1,000.00	$ 1,063.10	$ 11.54
HypotheticalA	$ 1,000.00	$ 1,013.67	$ 11.33
Institutional
Actual	$ 1,000.00	$ 1,068.20	$ 6.43
HypotheticalA	$ 1,000.00	$ 1,018.71	$ 6.29

A 5% return per year before expenses.

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.50%
Class T	1.75%
Class B	2.25%
Class C	2.25%
Institutional	1.25%

Annual Report

Advisor Cyclical Industries Fund

Investment Summary

Top Ten Stocks as of July 31, 2004
% of fund's net assets
General Electric Co.	7.0
Tyco International Ltd.	6.2
3M Co.	5.3
Honeywell International, Inc.	5.0
The Boeing Co.	3.3
Dow Chemical Co.	3.1
Lockheed Martin Corp.	2.8
FedEx Corp.	2.1
Lyondell Chemical Co.	2.0
ITT Industries, Inc.	1.8
38.6
Top Industries as of July 31, 2004
% of fund's net assets
Industrial Conglomerates	18.7%
Aerospace & Defense	17.5%
Chemicals	14.2%
Machinery	10.1%
Air Freight & Logistics	7.5%
All Others *	32.0%

* Includes short-term investments and net other assets.

Annual Report

Advisor Cyclical Industries Fund

Investments July 31, 2004

Showing Percentage of Net Assets

Common Stocks - 94.7%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 17.5%
Bombardier, Inc. Class B (sub. vtg.)	1,600	$ 4,020
DRS Technologies, Inc. (a)	6,600	235,752
EADS NV	4,579	126,077
EDO Corp.	4,040	95,667
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	2,800	80,080
General Dynamics Corp.	100	9,882
Goodrich Corp.	10,900	352,397
Honeywell International, Inc.	68,500	2,576,285
L-3 Communications Holdings, Inc.	2,000	122,300
Lockheed Martin Corp.	27,414	1,452,668
Northrop Grumman Corp.	13,354	702,420
Precision Castparts Corp.	8,300	467,539
Raytheon Co.	6,700	224,785
Rockwell Collins, Inc.	5,840	199,845
The Boeing Co.	33,300	1,689,975
United Defense Industries, Inc. (a)	19,100	661,815
TOTAL AEROSPACE & DEFENSE		9,001,507
AIR FREIGHT & LOGISTICS - 7.5%
C.H. Robinson Worldwide, Inc.	1,900	83,087
CNF, Inc.	10,200	420,852
Dynamex, Inc. (a)	15,740	244,757
EGL, Inc. (a)	18,000	457,380
FedEx Corp.	13,000	1,064,440
J.B. Hunt Transport Services, Inc.	3,700	142,117
Ryder System, Inc.	3,300	141,570
United Parcel Service, Inc. Class B	10,400	748,384
UTI Worldwide, Inc.	10,580	544,764
TOTAL AIR FREIGHT & LOGISTICS		3,847,351
AIRLINES - 2.3%
AirTran Holdings, Inc. (a)	9,800	109,270
Alaska Air Group, Inc. (a)	2,300	47,909
AMR Corp. (a)	31,000	261,330
Continental Airlines, Inc. Class B (a)	33,400	300,266
Frontier Airlines, Inc. (a)	80	630
Southwest Airlines Co.	33,100	478,957
TOTAL AIRLINES		1,198,362
AUTO COMPONENTS - 1.7%
American Axle & Manufacturing Holdings, Inc.	2,100	72,135
Autoliv, Inc.	100	4,209
BorgWarner, Inc.	1,800	84,942
Delphi Corp.	100	951
Gentex Corp.	7,300	261,340
Goodyear Tire & Rubber Co. (a)	200	2,190

	Shares	Value (Note 1)
Johnson Controls, Inc.	8,000	$ 451,600
Lear Corp.	100	5,513
TOTAL AUTO COMPONENTS		882,880
AUTOMOBILES - 0.5%
Bayerische Motoren Werke AG (BMW)	4,400	195,319
Ford Motor Co.	100	1,472
Hyundai Motor Co. Ltd.	1,150	42,786
TOTAL AUTOMOBILES		239,577
BUILDING PRODUCTS - 1.4%
American Standard Companies, Inc. (a)	10,700	405,423
Masco Corp.	10,800	326,592
TOTAL BUILDING PRODUCTS		732,015
CHEMICALS - 14.2%
Air Products & Chemicals, Inc.	16,100	833,175
Airgas, Inc.	8,500	184,875
Cytec Industries, Inc.	6,000	279,600
Dow Chemical Co.	39,700	1,583,633
Eastman Chemical Co.	3,740	167,103
Ecolab, Inc.	8,100	247,050
Ferro Corp.	8,300	165,253
Georgia Gulf Corp.	3,600	127,980
Hercules, Inc. (a)	18,700	220,847
Lyondell Chemical Co.	57,223	1,040,314
Millennium Chemicals, Inc.	27,700	488,905
Minerals Technologies, Inc.	400	22,348
Monsanto Co.	8,500	308,210
Olin Corp.	12,000	207,360
PolyOne Corp. (a)	20,700	149,661
Potash Corp. of Saskatchewan	1,600	154,337
PPG Industries, Inc.	4,200	247,590
Praxair, Inc.	21,500	848,175
Rohm & Haas Co.	300	11,760
Spartech Corp.	100	2,390
TOTAL CHEMICALS		7,290,566
COMMERCIAL SERVICES & SUPPLIES - 2.5%
Allied Waste Industries, Inc. (a)	14,400	133,056
Central Parking Corp.	6,700	106,731
Herman Miller, Inc.	11,600	310,880
HNI Corp.	1,300	52,585
Republic Services, Inc.	2,600	74,360
Waste Connections, Inc. (a)	5,550	160,173
Waste Management, Inc.	16,900	475,566
TOTAL COMMERCIAL SERVICES & SUPPLIES		1,313,351
CONSTRUCTION & ENGINEERING - 2.5%
Dycom Industries, Inc. (a)	25,700	692,358
EMCOR Group, Inc. (a)	2,600	112,502
Common Stocks - continued
	Shares	Value (Note 1)
CONSTRUCTION & ENGINEERING - CONTINUED
Fluor Corp.	4,400	$ 200,420
Granite Construction, Inc.	10,700	190,353
Jacobs Engineering Group, Inc. (a)	1,700	67,966
TOTAL CONSTRUCTION & ENGINEERING		1,263,599
CONSTRUCTION MATERIALS - 0.4%
Eagle Materials, Inc.	40	2,639
Martin Marietta Materials, Inc.	64	2,800
Texas Industries, Inc.	4,700	201,301
TOTAL CONSTRUCTION MATERIALS		206,740
CONTAINERS & PACKAGING - 0.1%
Owens-Illinois, Inc. (a)	900	13,230
Packaging Corp. of America	1,800	42,048
TOTAL CONTAINERS & PACKAGING		55,278
DIVERSIFIED FINANCIAL SERVICES - 0.1%
GATX Corp.	2,500	63,700
ELECTRICAL EQUIPMENT - 1.0%
Baldor Electric Co.	100	2,288
Cooper Industries Ltd. Class A	1,500	85,305
Emerson Electric Co.	3,600	218,520
Roper Industries, Inc.	3,700	207,200
TOTAL ELECTRICAL EQUIPMENT		513,313
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.5%
Cognex Corp.	3,000	90,240
Mettler-Toledo International, Inc. (a)	1,500	62,550
Molex, Inc.	2,400	69,504
Tech Data Corp. (a)	1,300	48,698
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		270,992
ENERGY EQUIPMENT & SERVICES - 0.2%
Cooper Cameron Corp. (a)	2,100	107,289
HEALTH CARE EQUIPMENT & SUPPLIES - 0.4%
Millipore Corp. (a)	1,800	94,842
Thermo Electron Corp. (a)	3,500	90,020
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		184,862
HOUSEHOLD DURABLES - 3.9%
D.R. Horton, Inc.	17,100	472,473
Harman International Industries, Inc.	500	42,865
Hovnanian Enterprises, Inc. Class A (a)	100	3,103
KB Home	4,600	294,630
Leggett & Platt, Inc.	2,300	62,215
Pulte Homes, Inc.	7,800	426,114
Ryland Group, Inc.	5,000	387,100

	Shares	Value (Note 1)
Standard Pacific Corp.	100	$ 4,641
Toll Brothers, Inc. (a)	7,600	302,024
TOTAL HOUSEHOLD DURABLES		1,995,165
INDUSTRIAL CONGLOMERATES - 18.7%
3M Co.	32,860	2,706,350
Carlisle Companies, Inc.	700	44,443
General Electric Co.	108,500	3,607,626
Teleflex, Inc.	700	31,115
Tyco International Ltd.	103,800	3,217,800
TOTAL INDUSTRIAL CONGLOMERATES		9,607,334
MACHINERY - 10.1%
AGCO Corp. (a)	19,500	407,940
Astec Industries, Inc. (a)	8,000	136,240
Caterpillar, Inc.	8,300	609,967
Cummins, Inc.	6,800	472,124
Danaher Corp.	2,300	116,495
Dover Corp.	7,600	301,568
IDEX Corp.	4,750	152,428
Ingersoll-Rand Co. Ltd. Class A	5,700	391,533
ITT Industries, Inc.	11,700	935,415
Kennametal, Inc.	873	38,412
Manitowoc Co., Inc.	16,600	562,906
Navistar International Corp. (a)	3,140	112,883
Oshkosh Truck Co.	600	31,782
PACCAR, Inc.	1,650	98,934
Pall Corp.	8,600	199,262
Pentair, Inc.	8,000	250,560
SPX Corp.	3,000	122,850
Terex Corp. (a)	1,500	58,365
Timken Co.	2,100	52,164
Toro Co.	1,200	78,600
Wabash National Corp. (a)	3,000	86,640
TOTAL MACHINERY		5,217,068
MEDIA - 0.4%
EchoStar Communications Corp. Class A (a)	7,300	202,356
METALS & MINING - 1.8%
Massey Energy Co.	4,600	127,190
Nucor Corp.	9,600	803,040
TOTAL METALS & MINING		930,230
OFFICE ELECTRONICS - 0.0%
Xerox Corp. (a)	100	1,386
OIL & GAS - 1.1%
OMI Corp.	10,500	152,775
Common Stocks - continued
	Shares	Value (Note 1)
OIL & GAS - CONTINUED
Overseas Shipholding Group, Inc.	4,000	$ 179,640
Teekay Shipping Corp.	5,500	218,790
TOTAL OIL & GAS		551,205
ROAD & RAIL - 4.7%
Canadian National Railway Co.	10,450	468,707
CSX Corp.	27,750	868,575
Landstar System, Inc. (a)	3,825	190,523
Marten Transport Ltd. (a)	600	11,790
Norfolk Southern Corp.	6,300	168,147
P.A.M. Transportation Services, Inc. (a)	1,900	34,979
Union Pacific Corp.	11,700	659,178
USF Corp.	500	17,750
TOTAL ROAD & RAIL		2,419,649
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.1%
Cabot Microelectronics Corp. (a)	800	28,392
SPECIALTY RETAIL - 0.6%
Advance Auto Parts, Inc. (a)	7,800	289,536
TRADING COMPANIES & DISTRIBUTORS - 0.5%
Fastenal Co.	2,100	130,998
W.W. Grainger, Inc.	2,840	150,378
TOTAL TRADING COMPANIES & DISTRIBUTORS		281,376
TOTAL COMMON STOCKS (Cost $42,658,296)		48,695,079
Nonconvertible Preferred Stocks - 0.2%

AUTOMOBILES - 0.2%
Porsche AG (non-vtg.) (Cost $96,547)	148	95,674
Money Market Funds - 6.7%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.33% (b)	3,151,374	$ 3,151,374
Fidelity Securities Lending Cash Central Fund, 1.32% (b)(c)	285,000	285,000
TOTAL MONEY MARKET FUNDS (Cost $3,436,374)		3,436,374
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $46,191,217)		52,227,127
NET OTHER ASSETS - (1.6)%		(807,475)
NET ASSETS - 100%		$ 51,419,652
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
Income Tax Information
The fund hereby designates approximately $33,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Cyclical Industries Fund

Financial Statements

Statement of Assets and Liabilities

July 31, 2004
Assets
Investment in securities, at value (including securities loaned of $269,700) (cost $46,191,217) - See accompanying schedule		$ 52,227,127
Cash		687
Receivable for investments sold		7,327
Receivable for fund shares sold		251,155
Dividends receivable		16,439
Interest receivable		4,436
Prepaid expenses		47
Receivable from investment adviser for expense reductions		4,890
Other receivables		3,989
Total assets		52,516,097
Liabilities
Payable for investments purchased	$ 414,003
Payable for fund shares redeemed	292,503
Accrued management fee	24,231
Distribution fees payable	27,851
Other affiliated payables	16,569
Other payables and accrued expenses	36,288
Collateral on securities loaned, at value	285,000
Total liabilities		1,096,445
Net Assets		$ 51,419,652
Net Assets consist of:
Paid in capital		$ 43,695,443
Accumulated net investment loss		(20)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,688,317
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		6,035,912
Net Assets		$ 51,419,652
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($12,612,175 ÷ 696,847 shares)		$ 18.10

Maximum offering price per share (100/94.25 of $18.10)		$ 19.20
Class T: Net Asset Value and redemption price per share ($13,088,587 ÷ 731,363 shares)		$ 17.90

Maximum offering price per share (100/96.50 of $17.90)		$ 18.55
Class B: Net Asset Value and offering price per share ($14,721,967 ÷ 852,236 shares) A		$ 17.27
Class C: Net Asset Value and offering price per share ($9,506,845 ÷ 547,600 shares) A		$ 17.36
Institutional: Net Asset Value, offering price and redemption price per share ($1,490,078 ÷ 80,636 shares)		$ 18.48

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

Year ended July 31, 2004
Investment Income
Dividends		$ 490,281
Interest		17,164
Security lending		1,667
Total income		509,112

Expenses
Management fee	$ 216,642
Transfer agent fees	137,318
Distribution fees	263,248
Accounting and security lending fees	44,341
Non-interested trustees' compensation	191
Custodian fees and expenses	11,749
Registration fees	56,511
Audit	36,531
Legal	152
Miscellaneous	8,739
Total expenses before reductions	775,422
Expense reductions	(54,000)	721,422
Net investment income (loss)		(212,310)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	3,764,121
Foreign currency transactions	(1,026)
Total net realized gain (loss)		3,763,095
Change in net unrealized appreciation (depreciation) on: Investment securities	4,474,845
Assets and liabilities in foreign currencies	(7)
Total change in net unrealized appreciation (depreciation)		4,474,838
Net gain (loss)		8,237,933
Net increase (decrease) in net assets resulting from operations		$ 8,025,623

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Cyclical Industries Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2004	Year ended July 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (212,310)	$ 5,720
Net realized gain (loss)	3,763,095	(481,261)
Change in net unrealized appreciation (depreciation)	4,474,838	2,738,197
Net increase (decrease) in net assets resulting from operations	8,025,623	2,262,656
Distributions to shareholders from net investment income	-	(14,952)
Share transactions - net increase (decrease)	18,136,365	(2,648,164)
Redemption fees	24,255	2,815
Total increase (decrease) in net assets	26,186,243	(397,645)

Net Assets
Beginning of period	25,233,409	25,631,054
End of period (including accumulated net investment loss of $20 and $0, respectively)	$ 51,419,652	$ 25,233,409

Financial Highlights - Class A

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 14.15	$ 12.75	$ 15.15	$ 13.56	$ 14.13
Income from Investment Operations
Net investment income (loss) C	(.02) E	.06	(.04)	.04	.02
Net realized and unrealized gain (loss)	3.96	1.36	(2.37)	1.98	(.33)
Total from investment operations	3.94	1.42	(2.41)	2.02	(.31)
Distributions from net investment income	-	(.02)	-	(.04)	-
Distributions from net realized gain	-	-	-	(.40)	(.27)
Total distributions	-	(.02)	-	(.44)	(.27)
Redemption fees added to paid in capital C	.01	- E	.01	.01	.01
Net asset value, end of period	$ 18.10	$ 14.15	$ 12.75	$ 15.15	$ 13.56
Total Return A, B	27.92%	11.16%	(15.84)%	15.27%	(2.13)%
Ratios to Average Net Assets D
Expenses before expense reductions	1.65%	1.99%	1.83%	2.59%	2.87%
Expenses net of voluntary waivers, if any	1.50%	1.53%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.47%	1.46%	1.49%	1.49%	1.49%
Net investment income (loss)	(.12)%	.46%	(.25)%	.28%	.18%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,612	$ 4,272	$ 3,160	$ 2,270	$ 973
Portfolio turnover rate	106%	149%	45%	78%	111%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Cyclical Industries

Financial Highlights - Class T

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 14.02	$ 12.66	$ 15.09	$ 13.48	$ 14.07
Income from Investment Operations
Net investment income (loss) C	(.06)	.03	(.07)	- E	(.01)
Net realized and unrealized gain (loss)	3.93	1.34	(2.36)	2.00	(.34)
Total from investment operations	3.87	1.37	(2.43)	2.00	(.35)
Distributions from net investment income	-	(.01)	-	(.01)	-
Distributions from net realized gain	-	-	-	(.39)	(.25)
Total distributions	-	(.01)	-	(.40)	(.25)
Redemption fees added to paid in capital C	.01	- E	- E	.01	.01
Net asset value, end of period	$ 17.90	$ 14.02	$ 12.66	$ 15.09	$ 13.48
Total Return A, B	27.67%	10.84%	(16.10)%	15.18%	(2.43)%
Ratios to Average Net Assets D
Expenses before expense reductions	1.90%	2.25%	2.07%	2.85%	3.12%
Expenses net of voluntary waivers, if any	1.75%	1.78%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.72%	1.71%	1.74%	1.74%	1.74%
Net investment income (loss)	(.36)%	.22%	(.50)%	.03%	(.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,089	$ 5,493	$ 6,216	$ 5,654	$ 3,885
Portfolio turnover rate	106%	149%	45%	78%	111%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. E Amount represents less than $.01 per share.

Financial Highlights - Class B

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.61	$ 12.33	$ 14.77	$ 13.25	$ 13.89
Income from Investment Operations
Net investment income (loss) C	(.14)	(.03)	(.14)	(.07)	(.07)
Net realized and unrealized gain (loss)	3.79	1.31	(2.30)	1.95	(.34)
Total from investment operations	3.65	1.28	(2.44)	1.88	(.41)
Distributions from net realized gain	-	-	-	(.37)	(.24)
Redemption fees added to paid in capital C	.01	- E	- E	.01	.01
Net asset value, end of period	$ 17.27	$ 13.61	$ 12.33	$ 14.77	$ 13.25
Total Return A, B	26.89%	10.38%	(16.52)%	14.51%	(2.90)%
Ratios to Average Net Assets D
Expenses before expense reductions	2.37%	2.68%	2.58%	3.39%	3.64%
Expenses net of voluntary waivers, if any	2.25%	2.25%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.22%	2.18%	2.24%	2.24%	2.24%
Net investment income (loss)	(.87)%	(.26)%	(1.00)%	(.47)%	(.57)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,722	$ 9,005	$ 9,008	$ 5,674	$ 1,879
Portfolio turnover rate	106%	149%	45%	78%	111%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.67	$ 12.39	$ 14.84	$ 13.26	$ 13.91
Income from Investment Operations
Net investment income (loss) C	(.14)	(.03)	(.14)	(.07)	(.08)
Net realized and unrealized gain (loss)	3.82	1.31	(2.31)	2.00	(.36)
Total from investment operations	3.68	1.28	(2.45)	1.93	(.44)
Distributions from net realized gain	-	-	-	(.35)	(.22)
Redemption fees added to paid in capital C	.01	- E	- E	- E	.01
Net asset value, end of period	$ 17.36	$ 13.67	$ 12.39	$ 14.84	$ 13.26
Total Return A, B	26.99%	10.33%	(16.51)%	14.78%	(3.11)%
Ratios to Average Net Assets D
Expenses before expense reductions	2.28%	2.57%	2.49%	3.36%	3.62%
Expenses net of voluntary waivers, if any	2.25%	2.25%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.22%	2.18%	2.24%	2.24%	2.24%
Net investment income (loss)	(.87)%	(.26)%	(1.00)%	(.47)%	(.57)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,507	$ 5,307	$ 5,143	$ 2,847	$ 625
Portfolio turnover rate	106%	149%	45%	78%	111%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. E Amount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 14.41	$ 12.96	$ 15.37	$ 13.70	$ 14.28
Income from Investment Operations
Net investment income (loss) B	.02	.09	- D	.08	.06
Net realized and unrealized gain (loss)	4.04	1.39	(2.41)	2.05	(.36)
Total from investment operations	4.06	1.48	(2.41)	2.13	(.30)
Distributions from net investment income	-	(.03)	-	(.07)	-
Distributions from net realized gain	-	-	-	(.40)	(.29)
Total distributions	-	(.03)	-	(.47)	(.29)
Redemption fees added to paid in capital B	.01	- D	- D	.01	.01
Net asset value, end of period	$ 18.48	$ 14.41	$ 12.96	$ 15.37	$ 13.70
Total Return A	28.24%	11.46%	(15.68)%	15.95%	(2.04)%
Ratios to Average Net Assets C
Expenses before expense reductions	1.38%	1.55%	1.45%	2.27%	2.50%
Expenses net of voluntary waivers, if any	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.22%	1.18%	1.24%	1.24%	1.24%
Net investment income (loss)	.13%	.74%	-	.53%	.43%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,490	$ 1,156	$ 2,104	$ 1,751	$ 1,706
Portfolio turnover rate	106%	149%	45%	78%	111%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. D Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Cyclical Industries

Notes to Financial Statements

For the period ended July 31, 2004

1. Significant Accounting Policies.

Fidelity Advisor Cyclical Industries Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income and realized gain for income tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 6,915,811	|
Unrealized depreciation	(1,317,531)
Net unrealized appreciation (depreciation)	5,598,280
Undistributed ordinary income	714,922
Undistributed long-term capital gain	1,342,472

Cost for federal income tax purposes	$ 46,628,847

The tax character of distributions paid was as follows:

	July 31, 2004	July 31, 2003
Ordinary Income	$ -	$ 14,952

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $53,901,173 and $38,156,857, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 19,471	$ -
Class T	.25%	.25%	42,018	-
Class B	.75%	.25%	121,958	91,469
Class C	.75%	.25%	79,801	26,220
			$ 263,248	$ 117,689

Cyclical Industries

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 27,909
Class T	3,899
Class B*	29,896
Class C*	2,911
$ 64,615

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 30,863.40
Class T	33,895.40
Class B	45,337.37
Class C	22,581.28
Institutional Class	4,642.38
	$ 137,318

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $17,139 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6,684 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

FMR agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 11,698
Class T	1.75%	13,264
Class B	2.25%	15,332
Class C	2.25%	2,838
Institutional Class	1.25%	1,604
		$ 44,736

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $9,264 for the period.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended July 31,
	2004	2003
From net investment income
Class A	$ -	$ 5,752
Class T	-	4,663
Institutional Class	-	4,537
Total	$ -	$ 14,952

Cyclical Industries

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended July 31,		Dollars Years ended July 31,
	2004	2003	2004	2003
Class A
Shares sold	906,243	236,068	$ 15,361,054	$ 2,919,194
Reinvestment of distributions	-	416	-	5,011
Shares redeemed	(511,353)	(182,486)	(8,642,465)	(2,231,044)
Net increase (decrease)	394,890	53,998	$ 6,718,589	$ 693,161
Class T
Shares sold	524,204	99,527	$ 8,942,910	$ 1,210,658
Reinvestment of distributions	-	347	-	4,150
Shares redeemed	(184,575)	(199,161)	(3,062,075)	(2,441,170)
Net increase (decrease)	339,629	(99,287)	$ 5,880,835	$ (1,226,362)
Class B
Shares sold	439,402	176,262	$ 7,031,675	$ 2,099,562
Shares redeemed	(249,000)	(245,144)	(4,000,080)	(2,926,892)
Net increase (decrease)	190,402	(68,882)	$ 3,031,595	$ (827,330)
Class C
Shares sold	350,466	106,747	$ 5,537,878	$ 1,304,843
Shares redeemed	(191,062)	(133,698)	(3,095,385)	(1,603,922)
Net increase (decrease)	159,404	(26,951)	$ 2,442,493	$ (299,079)
Institutional Class
Shares sold	56,561	18,786	$ 991,073	$ 240,107
Reinvestment of distributions	-	308	-	3,771
Shares redeemed	(56,142)	(101,267)	(928,220)	(1,232,432)
Net increase (decrease)	419	(82,173)	$ 62,853	$ (988,554)

Annual Report

Advisor Developing Communications Fund - Institutional Class

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2004	Past 1 year	Life of fundA
Institutional Class	17.65%	-10.92%

A From December 27, 2000.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Developing Communications Fund - Institutional Class on December 27, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index did over the same period.

Annual Report

Advisor Developing Communications Fund - Institutional Class

Management's Discussion of Fund Performance

Comments from Charlie Chai, Portfolio Manager of Fidelity ® Advisor Developing Communications Fund

U.S. equity markets reversed course during the 12 months that ended July 31, 2004. In the first half of the period, stocks rose as investors grew more confident about the recovering economy. Speculative, high-growth industries such as semiconductors and biotechnology led the charge early on. In the second half, though, the less glamorous but steadier growth of household and personal product companies, among others, gained favor against a backdrop of near-record-high prices for oil and gasoline, concerns about rising interest rates and threats of terrorism. The Standard & Poor's 500SM Index - a popular benchmark of commonly held stocks - reflects the equity markets' reversal well. In the first six months of the period, the S&P 500® gained 15.23%. But the benchmark lost 1.78% in the second half of the period. For the 12 months overall, the S&P 500 climbed 13.17%. Meanwhile, the Dow Jones Industrial Average SM - a performance measure of 30 large-cap, blue-chip stocks - rose 12.11%, and the tech-heavy NASDAQ Composite ® Index returned 9.29%, despite losing 8.45% in the past six months.

For the 12 months ending July 31, 2004, the fund's Institutional Class shares returned 17.65%, beating both the 9.15% return of the Goldman Sachs ® Technology Index and the Standard & Poor's 500 Index. A sizable overweighting in wireless telecommunications equipment was the most important factor helping the fund's performance. The strongest contributor during the period was LM Ericsson, which was aided by an effective cost-cutting program and increased competition among wireless service providers to improve their networks. Wireless handset provider Motorola also turned in a strong performance, helped by a number of exciting new products. On the negative side, the fund's results suffered from unfavorable stock picking in semiconductors, computer storage and peripherals, and wireline telecom equipment. In the latter category, CIENA underperformed, as the company missed its earnings targets due in part to difficulties in integrating a recent acquisition. Enterasys Networks was one of the enterprise equipment stocks I bought that didn't live up to my expectations. Despite a relatively cheap valuation, the stock was hurt by cautious corporate spending resulting from doubts about the staying power of the U.S. economic recovery.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Developing Communications Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2004 to July 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2004	Ending Account Value July 31, 2004	Expenses Paid During Period* February 1, 2004 to July 31, 2004
Class A
Actual	$ 1,000.00	$ 805.20	$ 6.73
HypotheticalA	$ 1,000.00	$ 1,017.45	$ 7.55
Class T
Actual	$ 1,000.00	$ 804.00	$ 7.85
HypotheticalA	$ 1,000.00	$ 1,016.19	$ 8.81
Class B
Actual	$ 1,000.00	$ 802.00	$ 10.08
HypotheticalA	$ 1,000.00	$ 1,013.67	$ 11.33
Class C
Actual	$ 1,000.00	$ 802.00	$ 10.08
HypotheticalA	$ 1,000.00	$ 1,013.67	$ 11.33
Institutional Class
Actual	$ 1,000.00	$ 806.80	$ 5.62
HypotheticalA	$ 1,000.00	$ 1,018.71	$ 6.29

A 5% return per year before expenses.

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.50%
Class T	1.75%
Class B	2.25%
Class C	2.25%
Institutional Class	1.25%

Annual Report

Advisor Developing Communications Fund

Investment Summary

Top Ten Stocks as of July 31, 2004
% of fund's net assets
QUALCOMM, Inc.	8.0
Marconi Corp. PLC	6.9
Alcatel SA sponsored ADR	5.7
Comverse Technology, Inc.	5.2
Telefonaktiebolaget LM Ericsson ADR	3.3
Motorola, Inc.	2.6
F5 Networks, Inc.	2.6
Mindspeed Technologies, Inc.	2.3
Powerwave Technologies, Inc.	2.2
Extreme Networks, Inc.	2.0
40.8
Top Industries as of July 31, 2004
% of fund's net assets
Communications Equipment	64.6%
Semiconductors & Semiconductor Equipment	13.9%
Wireless Telecommunication Services	4.4%
Software	3.4%
Electronic Equipment & Instruments	2.5%
All Others*	11.2%

* Includes short-term investments and net other assets.

Annual Report

Advisor Developing Communications Fund

Investments July 31, 2004

Showing Percentage of Net Assets

Common Stocks - 94.2%
	Shares	Value (Note 1)
COMMUNICATIONS EQUIPMENT - 64.6%
3Com Corp. (a)	34,600	$ 170,578
Aastra Technologies Ltd. (a)	3,300	45,928
ADC Telecommunications, Inc. (a)	38,105	91,452
Adtran, Inc.	3,100	82,801
Adva AG Optical Networking (a)	16,952	105,580
Advanced Fibre Communications, Inc. (a)	60	1,006
Airspan Networks, Inc. (a)	4,000	17,480
Alcatel SA sponsored ADR (a)	59,340	767,860
Alvarion Ltd. (a)	21,400	260,866
Arris Group, Inc. (a)	6,800	29,886
AudioCodes Ltd. (a)	3,800	40,280
Avaya, Inc. (a)	3,050	44,683
Bookham Technology PLC sponsored ADR (a)	5,700	5,187
Brooktrout, Inc. (a)	6,200	54,684
C-COR.net Corp. (a)	4,224	34,299
Carrier Access Corp. (a)	15,200	113,088
CIENA Corp. (a)	91,350	257,607
Comverse Technology, Inc. (a)	41,360	705,602
Ditech Communications Corp. (a)	3,350	68,977
Emulex Corp. (a)	2,120	22,875
Endwave Corp. (a)	500	5,260
Enterasys Networks, Inc. (a)	103,530	173,930
Extreme Networks, Inc. (a)	50,320	272,734
F5 Networks, Inc. (a)	13,200	345,708
Foundry Networks, Inc. (a)	23,080	236,801
Harmonic, Inc. (a)	11,300	73,563
Ixia (a)	3,200	24,960
Juniper Networks, Inc. (a)	2,950	67,732
Marconi Corp. PLC (a)	81,696	929,828
Motorola, Inc.	22,200	353,646
Network Equipment Technologies, Inc. (a)	4,500	32,040
Nokia Corp. sponsored ADR	14,800	171,976
Nortel Networks Corp. (a)	56,580	207,083
Oplink Communications, Inc. (a)	3,100	5,549
Packeteer, Inc. (a)	2,600	24,388
Powerwave Technologies, Inc. (a)	53,940	298,828
QLogic Corp. (a)	1,300	31,785
QUALCOMM, Inc.	15,700	1,084,551
Redback Networks, Inc. (a)	37,900	202,386
REMEC, Inc. (a)	30,100	140,868
Research in Motion Ltd. (a)	1,940	119,968
Riverstone Networks, Inc. (a)	113,800	142,250
Scientific-Atlanta, Inc.	6,140	188,805
SpectraLink Corp.	3,600	33,156
Stratex Networks, Inc. (a)	2,700	6,696
Sycamore Networks, Inc. (a)	18,700	69,938
Tekelec (a)	2,820	54,793
Telefonaktiebolaget LM Ericsson ADR (a)	16,422	438,632
Telson Electronics Co. Ltd. (a)	16,942	799

	Shares	Value (Note 1)
Vyyo, Inc. (a)	4,500	$ 24,300
WJ Communications, Inc. (a)	19,200	50,112
TOTAL COMMUNICATIONS EQUIPMENT		8,733,784
COMPUTERS & PERIPHERALS - 1.7%
Compal Electronics, Inc.	74,000	73,804
Concurrent Computer Corp. (a)	12,990	21,304
Hutchinson Technology, Inc. (a)	1,300	28,951
NEC Corp. ADR	90	567
Seagate Technology	6,280	72,032
Synaptics, Inc. (a)	700	10,353
Western Digital Corp. (a)	3,700	25,937
TOTAL COMPUTERS & PERIPHERALS		232,948
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.4%
Philippine Long Distance Telephone Co. sponsored ADR (a)	1,000	22,410
PT Indosat Tbk sponsored ADR	700	16,037
PT Telkomunikasi Indonesia Tbk sponsored ADR	1,000	17,010
Verizon Communications, Inc.	10	385
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		55,842
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.5%
Aeroflex, Inc. (a)	6,000	66,540
Anritsu Corp.	7,000	40,856
AU Optronics Corp. sponsored ADR	8,975	105,456
Ingram Micro, Inc. Class A (a)	2,960	42,180
Merix Corp. (a)	3,100	31,806
Richardson Electronics Ltd.	1,500	14,025
Sirenza Microdevices, Inc. (a)	8,100	39,366
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		340,229
HOUSEHOLD DURABLES - 0.5%
LG Electronics, Inc.	1,580	65,963
INTERNET SOFTWARE & SERVICES - 1.6%
InfoSpace, Inc. (a)	1,100	41,206
Openwave Systems, Inc. (a)	15,360	174,643
TOTAL INTERNET SOFTWARE & SERVICES		215,849
MEDIA - 1.2%
EchoStar Communications Corp. Class A (a)	5,300	146,916
News Corp. Ltd. sponsored ADR	267	8,483
Viacom, Inc. Class B (non-vtg.)	10	336
TOTAL MEDIA		155,735
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 13.9%
Advanced Energy Industries, Inc. (a)	9,300	91,698
Common Stocks - continued
	Shares	Value (Note 1)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Agere Systems, Inc. Class B (a)	103,650	$ 117,125
Amkor Technology, Inc. (a)	3,200	12,960
Analog Devices, Inc.	6,800	269,960
Applied Materials, Inc. (a)	2,700	45,819
Conexant Systems, Inc. (a)	45,795	72,814
Freescale Semiconductor, Inc. Class A	3,700	51,985
Helix Technology Corp.	2,900	41,876
Intel Corp.	2,840	69,239
Intersil Corp. Class A	7,900	145,123
KLA-Tencor Corp. (a)	2,400	98,904
LTX Corp. (a)	4,500	36,585
Marvell Technology Group Ltd. (a)	1,600	37,152
Mindspeed Technologies, Inc. (a)	94,581	305,497
National Semiconductor Corp. (a)	3,800	65,170
Novellus Systems, Inc. (a)	1,500	40,500
O2Micro International Ltd. (a)	7,300	93,951
PMC-Sierra, Inc. (a)	3,670	43,600
RF Micro Devices, Inc. (a)	2,100	12,432
Rohm Co. Ltd.	800	85,759
Silicon Laboratories, Inc. (a)	800	28,232
Teradyne, Inc. (a)	1,200	20,520
Varian Semiconductor Equipment Associates, Inc. (a)	2,100	62,727
Vitesse Semiconductor Corp. (a)	10,100	28,280
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		1,877,908
SOFTWARE - 3.4%
Intervoice, Inc. (a)	10,600	93,386
RADWARE Ltd. (a)	14,900	266,412
Ulticom, Inc. (a)	1,398	15,001
Verint Systems, Inc. (a)	20	634
VERITAS Software Corp. (a)	4,400	83,864
TOTAL SOFTWARE		459,297
WIRELESS TELECOMMUNICATION SERVICES - 4.4%
Centennial Communications Corp. Class A (a)	800	4,496
KDDI Corp.	1	5,117
Nextel Communications, Inc. Class A (a)	4,800	109,248
Nextel Partners, Inc. Class A (a)	6,500	104,455
NII Holdings, Inc. (a)	2,200	83,644
Telesystem International Wireless, Inc. (a)	14,020	148,506
Western Wireless Corp. Class A (a)	1,410	37,210
Wireless Facilities, Inc. (a)	14,370	107,488
TOTAL WIRELESS TELECOMMUNICATION SERVICES		600,164
TOTAL COMMON STOCKS (Cost $15,689,701)		12,737,719
Money Market Funds - 1.8%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.33% (b) (Cost $243,430)	243,430	$ 243,430
TOTAL INVESTMENT PORTFOLIO - 96.0% (Cost $15,933,131)		12,981,149
NET OTHER ASSETS - 4.0%		534,089
NET ASSETS - 100%		$ 13,515,238
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	69.3%
United Kingdom	6.9%
France	5.7%
Israel	4.2%
Canada	3.8%
Sweden	3.3%
Taiwan	1.3%
Finland	1.3%
Cayman Islands	1.2%
Others (individually less than 1%)	3.0%
100.0%
Income Tax Information
At July 31, 2004, the fund had a capital loss carryforward of approximately $480,000 all of which will expire on July 31, 2011.

See accompanying notes which are an integral part of the financial statements.

Developing Communications

Advisor Developing Communications Fund

Financial Statements

Statement of Assets and Liabilities

July 31, 2004
Assets
Investment in securities, at value (cost $15,933,131) - See accompanying schedule		$ 12,981,149
Cash		7,049
Foreign currency held at value (cost $74,209)		74,110
Receivable for investments sold		930,959
Receivable for fund shares sold		43,105
Dividends receivable		927
Interest receivable		405
Prepaid expenses		12
Receivable from investment adviser for expense reductions		10,326
Other affiliated receivables		24
Other receivables		8,630
Total assets		14,056,696
Liabilities
Payable for investments purchased	$ 327,230
Payable for fund shares redeemed	155,078
Accrued management fee	6,909
Distribution fees payable	7,656
Other affiliated payables	9,271
Other payables and accrued expenses	35,314
Total liabilities		541,458
Net Assets		$ 13,515,238
Net Assets consist of:
Paid in capital		$ 17,426,699
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(959,380)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(2,952,081)
Net Assets		$ 13,515,238
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($3,480,174 ÷ 532,631 shares)		$ 6.53
Maximum offering price per share (100/94.25 of $6.53)		$ 6.93
Class T: Net Asset Value and redemption price per share ($3,249,886 ÷ 501,539 shares)		$ 6.48
Maximum offering price per share (100/96.50 of $6.48)		$ 6.72
Class B: Net Asset Value and offering price per share ($2,997,959 ÷ 471,037 shares) A		$ 6.36
Class C: Net Asset Value and offering price per share ($3,180,207 ÷ 499,829 shares) A		$ 6.36
Institutional Class: Net Asset Value, offering price and redemption price per share ($607,012 ÷ 92,014 shares)		$ 6.60

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

Year ended July 31, 2004
Investment Income
Dividends		$ 18,937
Interest		6,681
		25,618
Less foreign taxes withheld		(2,092)
Total income		23,526

Expenses
Management fee	$ 78,909
Transfer agent fees	68,179
Distribution fees	85,712
Accounting fees and expenses	44,256
Non-interested trustees' compensation	61
Custodian fees and expenses	26,016
Registration fees	54,283
Audit	36,683
Legal	73
Miscellaneous	4,824
Total expenses before reductions	398,996
Expense reductions	(162,598)	236,398
Net investment income (loss)		(212,872)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	3,028,098
Investments not meeting investment restrictions	103
Foreign currency transactions	3,516
Total net realized gain (loss)		3,031,717
Change in net unrealized appreciation (depreciation) on: Investment securities	(3,435,175)
Assets and liabilities in foreign currencies	(100)
Total change in net unrealized appreciation (depreciation)		(3,435,275)
Net gain (loss)		(403,558)
Net increase (decrease) in net assets resulting from operations		$ (616,430)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Developing Communications Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2004	Year ended July 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (212,872)	$ (49,080)
Net realized gain (loss)	3,031,717	(575,030)
Change in net unrealized appreciation (depreciation)	(3,435,275)	2,034,921
Net increase (decrease) in net assets resulting from operations	(616,430)	1,410,811
Share transactions - net increase (decrease)	8,358,921	1,213,427
Redemption fees	70,726	1,900
Total increase (decrease) in net assets	7,813,217	2,626,138

Net Assets
Beginning of period	5,702,021	3,075,883
End of period	$ 13,515,238	$ 5,702,021

Financial Highlights - Class A

Years ended July 31,	2004	2003	2002	2001F
Selected Per-Share Data
Net asset value, beginning of period	$ 5.57	$ 3.96	$ 8.40	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.09)	(.04)	(.05)	(.04)
Net realized and unrealized gain (loss)	1.01	1.65	(4.40)	(1.57)
Total from investment operations	.92	1.61	(4.45)	(1.61)
Redemption fees added to paid in capitalE	.04	-H	.01	.01
Net asset value, end of period	$ 6.53	$ 5.57	$ 3.96	$ 8.40
Total ReturnB,C,D	17.24%	40.66%	(52.86)%	(16.00)%
Ratios to Average Net AssetsG
Expenses before expense reductions	2.38%	6.13%	4.97%	6.46%A
Expenses net of voluntary waivers, if any	1.50%	1.50%	1.50%	1.50%A
Expenses net of all reductions	1.35%	1.36%	1.40%	1.45%A
Net investment income (loss)	(1.18)%	(.82)%	(.85)%	(.74)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,480	$ 970	$ 371	$ 934
Portfolio turnover rate	306%	167%	305%	644%A

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. FFor the period December 27, 2000 (commencement of operations) to July 31, 2001. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Developing Communications

Financial Highlights - Class T

Years ended July 31,	2004	2003	2002	2001F
Selected Per-Share Data
Net asset value, beginning of period	$ 5.54	$ 3.95	$ 8.40	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.10)	(.05)	(.07)	(.05)
Net realized and unrealized gain (loss)	1.00	1.64	(4.39)	(1.56)
Total from investment operations	.90	1.59	(4.46)	(1.61)
Redemption fees added to paid in capitalE	.04	-H	.01	.01
Net asset value, end of period	$ 6.48	$ 5.54	$ 3.95	$ 8.40
Total ReturnB,C,D	16.97%	40.25%	(52.98)%	(16.00)%
Ratios to Average Net AssetsG
Expenses before expense reductions	3.06%	6.82%	5.36%	6.66%A
Expenses net of voluntary waivers, if any	1.75%	1.75%	1.75%	1.75%A
Expenses net of all reductions	1.60%	1.61%	1.64%	1.70%A
Net investment income (loss)	(1.43)%	(1.07)%	(1.10)%	(.99)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,250	$ 1,723	$ 775	$ 2,131
Portfolio turnover rate	306%	167%	305%	644%A

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. FFor the period December 27, 2000 (commencement of operations) to July 31, 2001. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HAmount represents less than $.01 per share.

Financial Highlights - Class B

Years ended July 31,	2004	2003	2002	2001F
Selected Per-Share Data
Net asset value, beginning of period	$ 5.47	$ 3.92	$ 8.37	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.13)	(.07)	(.10)	(.07)
Net realized and unrealized gain (loss)	.98	1.62	(4.36)	(1.57)
Total from investment operations	.85	1.55	(4.46)	(1.64)
Redemption fees added to paid in capitalE	.04	-H	.01	.01
Net asset value, end of period	$ 6.36	$ 5.47	$ 3.92	$ 8.37
Total ReturnB,C,D	16.27%	39.54%	(53.17)%	(16.30)%
Ratios to Average Net AssetsG
Expenses before expense reductions	3.48%	6.88%	5.62%	7.21%A
Expenses net of voluntary waivers, if any	2.25%	2.25%	2.25%	2.25%A
Expenses net of all reductions	2.11%	2.11%	2.14%	2.20%A
Net investment income (loss)	(1.93)%	(1.56)%	(1.60)%	(1.49)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,998	$ 1,846	$ 1,162	$ 2,236
Portfolio turnover rate	306%	167%	305%	644%A

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the contingent deferred sales charge. ECalculated based on average shares outstanding during the period. FFor the period December 27, 2000 (commencement of operations) to July 31, 2001. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2004	2003	2002	2001F
Selected Per-Share Data
Net asset value, beginning of period	$ 5.47	$ 3.92	$ 8.37	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.14)	(.07)	(.10)	(.07)
Net realized and unrealized gain (loss)	.99	1.62	(4.36)	(1.57)
Total from investment operations	.85	1.55	(4.46)	(1.64)
Redemption fees added to paid in capitalE	.04	-H	.01	.01
Net asset value, end of period	$ 6.36	$ 5.47	$ 3.92	$ 8.37
Total ReturnB,C,D	16.27%	39.54%	(53.17)%	(16.30)%
Ratios to Average Net AssetsG
Expenses before expense reductions	3.19%	6.81%	5.49%	7.09%A
Expenses net of voluntary waivers, if any	2.25%	2.25%	2.25%	2.25%A
Expenses net of all reductions	2.10%	2.11%	2.14%	2.20%A
Net investment income (loss)	(1.93)%	(1.57)%	(1.60)%	(1.49)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,180	$ 1,009	$ 667	$ 1,566
Portfolio turnover rate	306%	167%	305%	644%A

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the contingent deferred sales charge. ECalculated based on average shares outstanding during the period. FFor the period December 27, 2000 (commencement of operations) to July 31, 2001. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HAmount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended July 31,	2004	2003	2002	2001E
Selected Per-Share Data
Net asset value, beginning of period	$ 5.61	$ 3.98	$ 8.42	$ 10.00
Income from Investment Operations
Net investment income (loss)D	(.07)	(.03)	(.04)	(.03)
Net realized and unrealized gain (loss)	1.02	1.66	(4.41)	(1.56)
Total from investment operations	.95	1.63	(4.45)	(1.59)
Redemption fees added to paid in capitalD	.04	-G	.01	.01
Net asset value, end of period	$ 6.60	$ 5.61	$ 3.98	$ 8.42
Total ReturnB,C	17.65%	40.95%	(52.73)%	(15.80)%
Ratios to Average Net AssetsF
Expenses before expense reductions	1.55%	5.34%	4.24%	5.95%A
Expenses net of voluntary waivers, if any	1.25%	1.25%	1.25%	1.25%A
Expenses net of all reductions	1.11%	1.11%	1.14%	1.20%A
Net investment income (loss)	(.93)%	(.57)%	(.60)%	(.49)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 607	$ 154	$ 100	$ 283
Portfolio turnover rate	306%	167%	305%	644%A

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DCalculated based on average shares outstanding during the period. EFor the period December 27, 2000 (commencement of operations) to July 31, 2001. FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. GAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Developing Communications

Notes to Financial Statements

For the period ended July 31, 2004

1. Significant Accounting Policies.

Fidelity Advisor Developing Communications Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 333,424	|
Unrealized depreciation	(3,765,046)
Net unrealized appreciation (depreciation)	(3,431,622)
Capital loss carryforward	(479,837)

Cost for federal income tax purposes	$ 16,412,771

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $46,261,610 and $38,364,478, respectively. The fund realized a gain on the sale of an investment not meeting the investment restrictions of the fund.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 7,992	$ 301
Class T	.25%	.25%	17,266	684
Class B	.75%	.25%	33,471	25,429
Class C	.75%	.25%	26,983	13,419
			$ 85,712	$ 39,833

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Developing Communications

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 15,017
Class T	4,574
Class B*	22,936
Class C*	4,566
$ 47,093

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 13,363.42
Class T	22,506.65
Class B	18,672.56
Class C	12,072.45
Institutional Class	1,566.16
	$ 68,179

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $6,498 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $7,448 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from Adviser
Class A	1.50%	$ 28,265
Class T	1.75%	45,111
Class B	2.25%	40,954
Class C	2.25%	25,422
Institutional Class	1.25%	2,869
		$ 142,621

Annual Report

Notes to Financial Statements - continued

6. Expense Reductions - continued

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $19,977 for the period.

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended July 31,		Dollars Years ended July 31,
	2004	2003	2004	2003
Class A
Shares sold	856,040	109,128	$ 6,688,889	$ 507,048
Shares redeemed	(497,414)	(28,681)	(3,670,051)	(128,278)
Net increase (decrease)	358,626	80,447	$ 3,018,838	$ 378,770
Class T
Shares sold	608,342	172,249	$ 4,433,681	$ 779,171
Shares redeemed	(417,749)	(57,631)	(2,928,626)	(255,329)
Net increase (decrease)	190,593	114,618	$ 1,505,055	$ 523,842
Class B
Shares sold	592,476	122,332	$ 4,376,737	$ 576,220
Shares redeemed	(458,816)	(81,826)	(3,282,550)	(356,626)
Net increase (decrease)	133,660	40,506	$ 1,094,187	$ 219,594
Class C
Shares sold	580,072	80,758	$ 4,396,643	$ 363,207
Shares redeemed	(264,829)	(66,535)	(1,922,022)	(282,621)
Net increase (decrease)	315,243	14,223	$ 2,474,621	$ 80,586
Institutional Class
Shares sold	609,795	5,027	$ 4,639,769	$ 23,470
Shares redeemed	(545,179)	(2,812)	(4,373,549)	(12,835)
Net increase (decrease)	64,616	2,215	$ 266,220	$ 10,635

Developing Communications

Advisor Electronics Fund - Institutional Class

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2004	Past 1 year	Life of fundA
Institutional Class	0.15%	-10.73%

A From December 27, 2000.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Electronics Fund - Institutional Class on December 27, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index did over the same period.

Annual Report

Advisor Electronics Fund - Institutional Class

Management's Discussion of Fund Performance

Comments from Jim Morrow, Portfolio Manager of Fidelity ® Advisor Electronics Fund

U.S. equity markets reversed course during the 12 months that ended July 31, 2004. In the first half of the period, stocks rose as investors grew more confident about the recovering economy. Speculative, high-growth industries such as semiconductors and biotechnology led the charge early on. In the second half, though, the less glamorous but steadier growth of household and personal product companies, among others, gained favor against a backdrop of near-record-high prices for oil and gasoline, concerns about rising interest rates and threats of terrorism. The Standard & Poor's 500 SM Index - a popular benchmark of commonly held stocks - reflects the equity markets' reversal well. In the first six months of the period, the S&P 500 ® gained 15.23%. But the benchmark lost 1.78% in the second half of the period. For the 12 months overall, the S&P 500 climbed 13.17%. Meanwhile, the Dow Jones Industrial Average SM - a performance measure of 30 large-cap, blue-chip stocks - rose 12.11%, and the tech-heavy NASDAQ Composite ® Index returned 9.29%, despite losing 8.45% in the past six months.

Fidelity Advisor Electronics Fund's Institutional Class shares returned 0.15% during the 12-month period, trailing the 9.15% return of the Goldman Sachs ® Technology Index and the 13.17% return of the Standard & Poor's 500 Index. The fund's overweighting in semiconductor industry stocks caused the bulk of its weakness relative to the Goldman Sachs index, as this was among the worst-performing industries within the tech sector. Among the fund's biggest detractors were semiconductor equipment manufacturing stocks such as KLA-Tencor and Applied Materials. Underweighting wireless telecommunications equipment manufacturer QUALCOMM relative to the sector benchmark also was disappointing, as the share price of the company rallied sharply. On the positive side of the ledger, overweighted holdings in Motorola and Texas Instruments, two suppliers of chips to the wireless communications industry, worked out well, and I eliminated the position in Motorola to lock in a profit. Elsewhere, testing and measurement instruments provider Tektronix performed well due in large part to positive quarterly earnings surprises throughout the period.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Electronics Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2004 to July 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2004	Ending Account Value July 31, 2004	Expenses Paid During Period* February 1, 2004 to July 31, 2004
Class A
Actual	$ 1,000.00	$ 768.70	$ 6.60
HypotheticalA	$ 1,000.00	$ 1,017.45	$ 7.55
Class T
Actual	$ 1,000.00	$ 767.30	$ 7.69
HypotheticalA	$ 1,000.00	$ 1,016.19	$ 8.81
Class B
Actual	$ 1,000.00	$ 765.20	$ 9.87
HypotheticalA	$ 1,000.00	$ 1,013.67	$ 11.33
Class C
Actual	$ 1,000.00	$ 765.80	$ 9.83
HypotheticalA	$ 1,000.00	$ 1,013.72	$ 11.28
Institutional Class
Actual	$ 1,000.00	$ 769.70	$ 4.88
HypotheticalA	$ 1,000.00	$ 1,019.41	$ 5.59

A 5% return per year before expenses.

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.50%
Class T	1.75%
Class B	2.25%
Class C	2.24%
Institutional Class	1.11%

Annual Report

Advisor Electronics Fund

Investment Summary

Top Ten Stocks as of July 31, 2004
% of fund's net assets
National Semiconductor Corp.	8.7
Micron Technology, Inc.	8.6
Analog Devices, Inc.	7.6
Intel Corp.	6.6
Applied Materials, Inc.	5.2
KLA-Tencor Corp.	5.1
Flextronics International Ltd.	3.7
Texas Instruments, Inc.	3.5
Samsung Electronics Co. Ltd.	2.7
Altera Corp.	2.6
54.3
Top Industries as of July 31, 2004
% of fund's net assets
Semiconductors & Semiconductor Equipment	76.3%
Electronic Equipment & Instruments	12.0%
Communications Equipment	2.5%
Computers & Peripherals	1.5%
Software	1.1%
All Others *	6.6%

* Includes short-term investments and net other assets.

Annual Report

Advisor Electronics Fund

Investments July 31, 2004

Showing Percentage of Net Assets

Common Stocks - 95.0%
	Shares	Value (Note 1)
BIOTECHNOLOGY - 0.2%
Affymetrix, Inc. (a)	4,000	$ 108,040
CHEMICALS - 0.7%
Nitto Denko Corp.	7,700	322,694
COMMUNICATIONS EQUIPMENT - 2.5%
Corning, Inc. (a)	36,200	447,432
QLogic Corp. (a)	9,200	224,940
Scientific-Atlanta, Inc.	14,900	458,175
TOTAL COMMUNICATIONS EQUIPMENT		1,130,547
COMPUTERS & PERIPHERALS - 1.5%
Applied Films Corp. (a)	4,500	83,925
Hutchinson Technology, Inc. (a)	11,600	258,332
Quanta Computer, Inc.	209,274	338,631
TOTAL COMPUTERS & PERIPHERALS		680,888
ELECTRONIC EQUIPMENT & INSTRUMENTS - 12.0%
Amphenol Corp. Class A (a)	12,760	401,047
Arrow Electronics, Inc. (a)	20,000	473,200
AVX Corp.	34,900	435,203
Flextronics International Ltd. (a)	134,300	1,688,151
Hon Hai Precision Industries Co. Ltd.	316,000	1,138,864
Ingram Micro, Inc. Class A (a)	43,200	615,600
Solectron Corp. (a)	58,800	323,400
Staktek Holdings, Inc.	51,100	254,478
Veeco Instruments, Inc. (a)	5,000	113,750
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		5,443,693
LEISURE EQUIPMENT & PRODUCTS - 0.1%
Leapfrog Enterprises, Inc. Class A (a)	1,200	23,760
OFFICE ELECTRONICS - 0.6%
Canon, Inc. ADR	5,000	245,000
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 76.3%
Altera Corp. (a)	57,100	1,188,822
Analog Devices, Inc.	86,850	3,447,945
Applied Materials, Inc. (a)	138,460	2,349,666
ASML Holding NV (NY Shares) (a)	22,800	323,988
ATMI, Inc. (a)	22,613	460,401
Axcelis Technologies, Inc. (a)	64,700	603,651
Cabot Microelectronics Corp. (a)	2,100	74,529
Cohu, Inc.	29,700	562,370
Credence Systems Corp. (a)	10,800	96,768
Cypress Semiconductor Corp. (a)	19,900	225,666
DSP Group, Inc. (a)	45,300	892,863
Fairchild Semiconductor International, Inc. (a)	17,900	262,951
FormFactor, Inc.	16,000	321,280
Integrated Circuit Systems, Inc. (a)	35,000	837,200
Intel Corp.	122,390	2,983,868
International Rectifier Corp. (a)	10,600	415,520

	Shares	Value (Note 1)
Intersil Corp. Class A	6,700	$ 123,079
KLA-Tencor Corp. (a)	56,690	2,336,195
Lam Research Corp. (a)	44,630	1,064,426
Lattice Semiconductor Corp. (a)	51,800	253,820
Micron Technology, Inc. (a)	286,860	3,881,216
National Semiconductor Corp. (a)	228,920	3,925,979
Novellus Systems, Inc. (a)	25,200	680,400
O2Micro International Ltd. (a)	34,700	446,589
Photronics, Inc. (a)	17,300	250,331
PMC-Sierra, Inc. (a)	10,300	122,364
Samsung Electronics Co. Ltd.	3,440	1,229,729
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	62,718	446,552
Teradyne, Inc. (a)	62,730	1,072,683
Texas Instruments, Inc.	74,380	1,586,525
Trident Microsystems, Inc. (a)	29,600	361,416
United Microelectronics Corp. sponsored ADR (a)	61,889	228,989
Varian Semiconductor Equipment Associates, Inc. (a)	15,000	448,050
Volterra Semiconductor Corp.	400	3,236
Xilinx, Inc.	37,020	1,089,499
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		34,598,566
SOFTWARE - 1.1%
Cadence Design Systems, Inc. (a)	36,983	498,161
TOTAL COMMON STOCKS (Cost $49,881,671)		43,051,349
Money Market Funds - 9.5%

Fidelity Cash Central Fund, 1.33% (b)(c) (Cost $4,326,597)	4,326,597	4,326,597
TOTAL INVESTMENT PORTFOLIO - 104.5% (Cost $54,208,268)		47,377,946
NET OTHER ASSETS - (4.5)%		(2,051,748)
NET ASSETS - 100%		$ 45,326,198
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	85.9%
Taiwan	4.7%
Singapore	3.7%
Korea (South)	2.7%
Japan	1.3%
Cayman Islands	1.0%
Others (individually less than 1%)	0.7%
100.0%
Income Tax Information
At July 31, 2004, the fund had a capital loss carryforward of approximately $13,968,000 of which $5,873,000, $5,828,000 and $2,267,000 will expire on July 31, 2010, 2011 and 2012, respectively.

See accompanying notes which are an integral part of the financial statements.

Electronics

Advisor Electronics Fund

Financial Statements

Statement of Assets and Liabilities

July 31, 2004
Assets
Investment in securities, at value (including securities loaned of $2,067,384) (cost $54,208,268) - See accompanying schedule		$ 47,377,946
Foreign currency held at value (cost $28,767)		28,476
Receivable for fund shares sold		222,924
Dividends receivable		38,636
Interest receivable		3,322
Prepaid expenses		91
Receivable from investment adviser for expense reductions		10,948
Other affiliated receivables		10
Other receivables		11,271
Total assets		47,693,624
Liabilities
Payable for investments purchased	$ 34,226
Payable for fund shares redeemed	77,704
Accrued management fee	22,518
Distribution fees payable	26,388
Other affiliated payables	23,081
Other payables and accrued expenses	44,309
Collateral on securities loaned, at value	2,139,200
Total liabilities		2,367,426
Net Assets		$ 45,326,198
Net Assets consist of:
Paid in capital		$ 67,148,867
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(14,991,820)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(6,830,849)
Net Assets		$ 45,326,198
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($8,373,887 ÷ 1,273,449 shares)		$ 6.58
Maximum offering price per share (100/94.25 of $6.58)		$ 6.98
Class T: Net Asset Value and redemption price per share ($15,444,500 ÷ 2,365,839 shares)		$ 6.53
Maximum offering price per share (100/96.50 of $6.53)		$ 6.77
Class B: Net Asset Value and offering price per share ($8,498,459 ÷ 1,323,834 shares) A		$ 6.42
Class C: Net Asset Value and offering price per share ($12,322,022 ÷ 1,922,158 shares) A		$ 6.41
Institutional Class: Net Asset Value, offering price and redemption price per share ($687,330 ÷ 103,328 shares)		$ 6.65

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

Year ended July 31, 2004
Investment Income
Dividends		$ 182,556
Interest		15,273
Security lending		10,957
		208,786
Less foreign taxes withheld		(17,419)
Total income		191,367

Expenses
Management fee	$ 333,989
Transfer agent fees	249,957
Distribution fees	401,627
Accounting and security lending fees	45,802
Non-interested trustees' compensation	271
Custodian fees and expenses	17,121
Registration fees	54,197
Audit	39,371
Legal	222
Miscellaneous	17,378
Total expenses before reductions	1,159,935
Expense reductions	(54,385)	1,105,550
Net investment income (loss)		(914,183)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	5,040,584
Foreign currency transactions	(6,149)
Total net realized gain (loss)		5,034,435
Change in net unrealized appreciation (depreciation) on: Investment securities	(4,663,952)
Assets and liabilities in foreign currencies	(474)
Total change in net unrealized appreciation (depreciation)		(4,664,426)
Net gain (loss)		370,009
Net increase (decrease) in net assets resulting from operations		$ (544,174)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Electronics Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2004	Year ended July 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (914,183)	$ (522,102)
Net realized gain (loss)	5,034,435	(11,837,556)
Change in net unrealized appreciation (depreciation)	(4,664,426)	18,576,586
Net increase (decrease) in net assets resulting from operations	(544,174)	6,216,928
Share transactions - net increase (decrease)	(1,655,023)	5,255,566
Redemption fees	26,533	32,181
Total increase (decrease) in net assets	(2,172,664)	11,504,675

Net Assets
Beginning of period	47,498,862	35,994,187
End of period	$ 45,326,198	$ 47,498,862

Financial Highlights - Class A

Years ended July 31,	2004	2003	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.59	$ 5.57	$ 9.62	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.09)	(.06)	(.10)	(.04)
Net realized and unrealized gain (loss)	.08	1.07	(3.96)	(.35)
Total from investment operations	(.01)	1.01	(4.06)	(.39)
Redemption fees added to paid in capital E	- H	.01	.01	.01
Net asset value, end of period	$ 6.58	$ 6.59	$ 5.57	$ 9.62
Total Return B, C, D	(.15)%	18.31%	(42.10)%	(3.80)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.55%	1.89%	1.68%	2.57% A
Expenses net of voluntary waivers, if any	1.50%	1.50%	1.50%	1.50% A
Expenses net of all reductions	1.48%	1.46%	1.49%	1.49% A
Net investment income (loss)	(1.15)%	(1.09)%	(1.14)%	(.77)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,374	$ 8,116	$ 4,912	$ 3,400
Portfolio turnover rate	84%	66%	58%	98% A

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. FFor the period December 27, 2000 (commencement of operations) to July 31, 2001. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Electronics

Financial Highlights - Class T

Years ended July 31,	2004	2003	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.56	$ 5.55	$ 9.62	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.11)	(.07)	(.12)	(.06)
Net realized and unrealized gain (loss)	.08	1.07	(3.96)	(.33)
Total from investment operations	(.03)	1.00	(4.08)	(.39)
Redemption fees added to paid in capital E	- H	.01	.01	.01
Net asset value, end of period	$ 6.53	$ 6.56	$ 5.55	$ 9.62
Total Return B, C, D	(.46)%	18.20%	(42.31)%	(3.80)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.83%	2.14%	1.91%	2.81% A
Expenses net of voluntary waivers, if any	1.75%	1.75%	1.75%	1.75% A
Expenses net of all reductions	1.72%	1.71%	1.74%	1.74% A
Net investment income (loss)	(1.39)%	(1.33)%	(1.39)%	(1.02)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,445	$ 14,362	$ 11,615	$ 11,493
Portfolio turnover rate	84%	66%	58%	98% A

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. FFor the period December 27, 2000 (commencement of operations) to July 31, 2001. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HAmount represents less than $.01 per share.

Financial Highlights - Class B

Years ended July 31,	2004	2003	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.48	$ 5.52	$ 9.60	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.14)	(.10)	(.16)	(.08)
Net realized and unrealized gain (loss)	.08	1.06	(3.93)	(.33)
Total from investment operations	(.06)	.96	(4.09)	(.41)
Redemption fees added to paid in capital E	- H	- H	.01	.01
Net asset value, end of period	$ 6.42	$ 6.48	$ 5.52	$ 9.60
Total Return B, C, D	(.93)%	17.39%	(42.50)%	(4.00)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.41%	2.76%	2.43%	3.34% A
Expenses net of voluntary waivers, if any	2.25%	2.25%	2.25%	2.25% A
Expenses net of all reductions	2.23%	2.21%	2.24%	2.24% A
Net investment income (loss)	(1.90)%	(1.83)%	(1.89)%	(1.52)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,498	$ 11,335	$ 8,362	$ 10,941
Portfolio turnover rate	84%	66%	58%	98% A

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the contingent deferred sales charge. ECalculated based on average shares outstanding during the period. FFor the period December 27, 2000 (commencement of operations) to July 31, 2001. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2004	2003	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.47	$ 5.51	$ 9.59	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.14)	(.10)	(.16)	(.09)
Net realized and unrealized gain (loss)	.08	1.06	(3.93)	(.33)
Total from investment operations	(.06)	.96	(4.09)	(.42)
Redemption fees added to paid in capital E	- H	- H	.01	.01
Net asset value, end of period	$ 6.41	$ 6.47	$ 5.51	$ 9.59
Total Return B, C, D	(.93)%	17.42%	(42.54)%	(4.10)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.24%	2.52%	2.34%	3.25% A
Expenses net of voluntary waivers, if any	2.24%	2.25%	2.25%	2.25% A
Expenses net of all reductions	2.21%	2.21%	2.24%	2.24% A
Net investment income (loss)	(1.88)%	(1.83)%	(1.89)%	(1.52)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,322	$ 13,061	$ 9,921	$ 10,782
Portfolio turnover rate	84%	66%	58%	98% A

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the contingent deferred sales charge. ECalculated based on average shares outstanding during the period. FFor the period December 27, 2000 (commencement of operations) to July 31, 2001. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HAmount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended July 31,	2004	2003	2002	2001 E
Selected Per-Share Data
Net asset value, beginning of period	$ 6.64	$ 5.60	$ 9.64	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.06)	(.04)	(.08)	(.03)
Net realized and unrealized gain (loss)	.07	1.07	(3.97)	(.34)
Total from investment operations	.01	1.03	(4.05)	(.37)
Redemption fees added to paid in capital D	- G	.01	.01	.01
Net asset value, end of period	$ 6.65	$ 6.64	$ 5.60	$ 9.64
Total Return B, C	.15%	18.57%	(41.91)%	(3.60)%
Ratios to Average Net Assets F
Expenses before expense reductions	1.12%	1.46%	1.31%	2.16% A
Expenses net of voluntary waivers, if any	1.12%	1.25%	1.25%	1.25% A
Expenses net of all reductions	1.09%	1.21%	1.24%	1.24% A
Net investment income (loss)	(.76)%	(.84)%	(.89)%	(.52)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 687	$ 625	$ 1,184	$ 622
Portfolio turnover rate	84%	66%	58%	98% A

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DCalculated based on average shares outstanding during the period. EFor the period December 27, 2000 (commencement of operations) to July 31, 2001. FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. GAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Electronics

Notes to Financial Statements

For the period ended July 31, 2004

1. Significant Accounting Policies.

Fidelity Advisor Electronics Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,569,412	|
Unrealized depreciation	(9,423,833)
Net unrealized appreciation (depreciation)	(7,854,421)
Capital loss carryforward	(13,968,243)

Cost for federal income tax purposes	$ 55,232,367

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $46,680,952 and $47,801,653, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 28,058	$ 84
Class T	.25%	.25%	86,126	-
Class B	.75%	.25%	124,924	93,708
Class C	.75%	.25%	162,519	31,387
			$ 401,627	$ 125,179

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Electronics

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 23,659
Class T	6,151
Class B*	36,813
Class C*	4,195
$ 70,818

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 46,961.42
Class T	78,020.45
Class B	65,201.52
Class C	58,026.36
Institutional Class	1,749.24
	$ 249,957

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $22,935 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,336 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

FMR agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from Adviser

Class A	1.50%	$ 4,984
Class T	1.75%	14,667
Class B	2.25%	18,849
		$ 38,500

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $15,885 for the period.

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended July 31,		Dollars Years ended July 31,
	2004	2003	2004	2003
Class A
Shares sold	1,163,033	890,305	$ 9,193,928	$ 4,733,982
Shares redeemed	(1,121,519)	(540,592)	(8,464,153)	(2,676,332)
Net increase (decrease)	41,514	349,713	$ 729,775	$ 2,057,650
Class T
Shares sold	880,005	732,407	$ 6,765,488	$ 3,899,064
Shares redeemed	(704,477)	(633,473)	(5,391,404)	(3,094,794)
Net increase (decrease)	175,528	98,934	$ 1,374,084	$ 804,270
Class B
Shares sold	538,613	983,554	$ 4,191,366	$ 5,591,186
Shares redeemed	(963,986)	(749,700)	(7,331,908)	(3,905,482)
Net increase (decrease)	(425,373)	233,854	$ (3,140,542)	$ 1,685,704
Class C
Shares sold	604,856	702,366	$ 4,611,449	$ 3,686,077
Shares redeemed	(701,380)	(484,780)	(5,302,803)	(2,418,447)
Net increase (decrease)	(96,524)	217,586	$ (691,354)	$ 1,267,630
Institutional Class
Shares sold	63,253	40,336	$ 495,615	$ 222,173
Shares redeemed	(54,003)	(157,790)	(422,601)	(781,861)
Net increase (decrease)	9,250	(117,454)	$ 73,014	$ (559,688)

Electronics

Advisor Financial Services Fund - Institutional Class

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2004	Past 1 year	Past 5 years	Life of fundA
Institutional Class	12.18%	5.95%	12.78%

A From September 3, 1996.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Financial Services Fund - Institutional Class on September 3, 1996, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Annual Report

Advisor Financial Services Fund - Institutional Class

Management's Discussion of Fund Performance

Comments from Matthew Fruhan, who became Portfolio Manager of Fidelity ® Advisor Financial Services Fund on April 1, 2004

U.S. equity markets reversed course during the 12 months that ended July 31, 2004. In the first half of the period, stocks rose as investors grew more confident about the recovering economy. Speculative, high-growth industries such as semiconductors and biotechnology led the charge early on. In the second half, though, the less glamorous but steadier growth of household and personal product companies, among others, gained favor against a backdrop of near-record-high prices for oil and gasoline, concerns about rising interest rates and threats of terrorism. The Standard & Poor's 500SM Index - a popular benchmark of commonly held stocks - reflects the equity markets' reversal well. In the first six months of the period, the S&P 500 ® gained 15.23%. But the benchmark lost 1.78% in the second half of the period. For the 12 months overall, the S&P 500 climbed 13.17%. Meanwhile, the Dow Jones Industrial Average SM - a performance measure of 30 large-cap, blue-chip stocks - rose 12.11%, and the tech-heavy NASDAQ Composite ® Index returned 9.29%, despite losing 8.45% in the past six months.

For the 12 months that ended July 31, 2004, Fidelity Advisor Financial Services Fund's Institutional Class had a total return of 12.18%. During the same period, the Goldman Sachs ® Financial Services Index rose 14.75%, while the Standard & Poor's 500 Index gained 13.17%. Financial stocks showed impressive performance during the first half of the 12-month period, but lost ground later on. Early on, banks had strong earnings gains, benefiting from improved loan quality and low funding costs. Investment banks and specialty lenders also were aided by the economic recovery. However, the environment changed during the second half of the period as interest rates began to rise and investors worried that banks and other financial institutions were vulnerable to rising rates. Contributing factors in the underperformance relative to the Goldman Sachs index included underweighting regional banks and real estate investment trusts, and stock selection in the consumer finance industry. Stocks that helped performance included National Bank of Canada, which rose from a low valuation after recording strong earnings improvements, and General Electric. GE gains about half its income from its GE Capital Unit, whose superior knowledge of specific industries gave it a competitive advantage over other lenders. Countrywide Financial also appreciated as investors recognized the benefits of management's decision to build up its mortgage servicing business as a hedge against a decline in the mortgage origination business. National Community Bancorp was a significant detractor. The market worried about the company's decision to use the proceeds from a stock offering to invest in mortgage-backed securities. Bank of New York and Northern Trust, two institutions heavily engaged in securities processing, also declined as asset growth slowed because of weak returns in the financial markets.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Financial Services Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2004 to July 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2004	Ending Account Value July 31, 2004	Expenses Paid During Period* February 1, 2004 to July 31, 2004
Class A
Actual	$ 1,000.00	$ 961.80	$ 6.29
HypotheticalA	$ 1,000.00	$ 1,018.51	$ 6.49
Class T
Actual	$ 1,000.00	$ 960.40	$ 7.41
HypotheticalA	$ 1,000.00	$ 1,017.35	$ 7.65
Class B
Actual	$ 1,000.00	$ 958.40	$ 9.88
HypotheticalA	$ 1,000.00	$ 1,014.78	$ 10.22
Class C
Actual	$ 1,000.00	$ 958.40	$ 9.64
HypotheticalA	$ 1,000.00	$ 1,015.03	$ 9.97
Institutional
Actual	$ 1,000.00	$ 963.40	$ 4.34
HypotheticalA	$ 1,000.00	$ 1,020.52	$ 4.48

A 5% return per year before expenses.

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.29%
Class T	1.52%
Class B	2.03%
Class C	1.98%
Institutional	.89%

Annual Report

Advisor Financial Services Fund

Investment Summary

Top Ten Stocks as of July 31, 2004
% of fund's net assets
Bank of America Corp.	8.4
American International Group, Inc.	6.7
Citigroup, Inc.	5.1
J.P. Morgan Chase & Co.	4.2
Fannie Mae	3.9
MBNA Corp.	3.8
American Express Co.	3.5
Wachovia Corp.	3.4
Wells Fargo & Co.	3.0
Morgan Stanley	2.8
44.8
Top Industries as of July 31, 2004
% of fund's net assets
Commercial Banks	23.2%
Insurance	22.5%
Capital Markets	15.3%
Diversified Financial Services	11.0%
Consumer Finance	11.0%
All Others*	17.0%

* Includes short-term investments and net other assets.

Annual Report

Advisor Financial Services Fund

Investments July 31, 2004

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value (Note 1)
CAPITAL MARKETS - 15.3%
American Capital Strategies Ltd.	12,100	$ 353,683
Ameritrade Holding Corp. (a)	734,800	8,148,932
Bank of New York Co., Inc.	142,160	4,084,257
Bear Stearns Companies, Inc.	21,500	1,793,530
E*TRADE Financial Corp. (a)	239,900	2,655,693
Federated Investors, Inc. Class B (non-vtg.)	20,200	567,822
Franklin Resources, Inc.	45,300	2,185,725
Goldman Sachs Group, Inc.	83,400	7,355,046
Janus Capital Group, Inc.	41,800	554,268
LaBranche & Co., Inc.	31,500	257,985
Lehman Brothers Holdings, Inc.	131,000	9,183,100
Merrill Lynch & Co., Inc.	221,900	11,032,868
Morgan Stanley	270,300	13,333,899
Northern Trust Corp.	155,200	6,228,176
Piper Jaffray Companies (a)	2,479	101,019
State Street Corp.	96,100	4,114,041
TradeStation Group, Inc. (a)	82,400	490,280
Waddell & Reed Financial, Inc. Class A	67,867	1,317,977
TOTAL CAPITAL MARKETS		73,758,301
COMMERCIAL BANKS - 23.2%
Banco Popolare di Verona e Novara	103,500	1,724,783
Bank of America Corp.	478,851	40,707,122
Banknorth Group, Inc.	28,700	915,817
BB&T Corp.	37,900	1,467,867
Cathay General Bancorp	31,070	2,082,001
City National Corp.	10,100	651,450
East West Bancorp, Inc.	48,677	1,641,388
Hanmi Financial Corp.	52,500	1,522,500
HDFC Bank Ltd. sponsored ADR	46,800	1,267,344
M&T Bank Corp.	21,500	2,004,445
Mercantile Bankshares Corp.	14,400	653,904
Mitsubishi Tokyo Financial Group, Inc. (MTFG) sponsored ADR	177,500	1,608,150
National Bank of Canada	69,400	2,336,915
National Commerce Financial Corp.	52,800	1,716,000
North Fork Bancorp, Inc., New York	31,800	1,241,790
Royal Bank of Canada	50,500	2,336,468
Silicon Valley Bancshares (a)	7,600	278,236
SouthTrust Corp.	31,300	1,214,127
Synovus Financial Corp.	1,100	28,017
TCF Financial Corp.	11,400	688,560
U.S. Bancorp, Delaware	351,200	9,938,960
UCBH Holdings, Inc.	85,000	3,322,650
Valley National Bancorp	245	6,096
Wachovia Corp.	370,420	16,413,310
Wells Fargo & Co.	253,000	14,524,730
Zions Bancorp	28,300	1,712,150
TOTAL COMMERCIAL BANKS		112,004,780

	Shares	Value (Note 1)
COMMERCIAL SERVICES & SUPPLIES - 1.0%
Asset Acceptance Capital Corp.	219,248	$ 3,775,451
Portfolio Recovery Associates, Inc. (a)	40,400	1,069,388
TOTAL COMMERCIAL SERVICES & SUPPLIES		4,844,839
CONSUMER FINANCE - 11.0%
American Express Co.	337,300	16,949,325
AmeriCredit Corp. (a)	146,800	2,803,880
Capital One Financial Corp.	134,700	9,337,404
First Marblehead Corp.	49,500	2,077,020
MBNA Corp.	747,075	18,445,282
SLM Corp.	84,300	3,196,656
TOTAL CONSUMER FINANCE		52,809,567
DIVERSIFIED FINANCIAL SERVICES - 11.0%
Chicago Mercantile Exchange Holdings, Inc. Class A	400	50,200
CIT Group, Inc.	198,800	6,910,288
Citigroup, Inc.	556,469	24,534,718
Encore Capital Group, Inc. (a)	30,500	467,260
J.P. Morgan Chase & Co.	540,894	20,191,573
Principal Financial Group, Inc.	32,400	1,101,276
TOTAL DIVERSIFIED FINANCIAL SERVICES		53,255,315
INDUSTRIAL CONGLOMERATES - 0.7%
General Electric Co.	108,300	3,600,975
INSURANCE - 22.5%
ACE Ltd.	166,200	6,746,058
AFLAC, Inc.	92,200	3,654,808
Allstate Corp.	40,900	1,925,572
AMBAC Financial Group, Inc.	76,350	5,429,249
American International Group, Inc.	459,660	32,474,979
Berkshire Hathaway, Inc. Class B (a)	4,124	11,934,856
Cincinnati Financial Corp.	33,421	1,332,829
Endurance Specialty Holdings Ltd.	141,970	4,692,109
Everest Re Group Ltd.	32,900	2,417,492
Fidelity National Financial, Inc.	32,350	1,172,688
Genworth Financial, Inc. Class A	26,700	607,158
Hartford Financial Services Group, Inc.	110,400	7,187,040
HCC Insurance Holdings, Inc.	28,100	851,430
Lincoln National Corp.	6,500	284,050
Marsh & McLennan Companies, Inc.	71,500	3,173,170
MBIA, Inc.	67,200	3,627,456
MetLife, Inc.	185,000	6,598,950
Montpelier Re Holdings Ltd.	24,500	866,810
PartnerRe Ltd.	8,000	418,480
Protective Life Corp.	17,200	623,500
Scottish Re Group Ltd.	27,500	561,000
Sun Life Financial, Inc.	142,200	3,947,474
Torchmark Corp.	17,500	914,900
Common Stocks - continued
	Shares	Value (Note 1)
INSURANCE - CONTINUED
UnumProvident Corp.	88,800	$ 1,416,360
XL Capital Ltd. Class A	80,800	5,710,944
TOTAL INSURANCE		108,569,362
IT SERVICES - 0.2%
Paychex, Inc.	24,000	737,040
REAL ESTATE - 2.7%
Apartment Investment & Management Co. Class A	130,500	4,172,085
CBL & Associates Properties, Inc.	12,146	669,245
Duke Realty Corp.	23,000	707,480
Equity Residential (SBI)	29,600	874,680
Federal Realty Investment Trust (SBI)	7,400	312,280
Healthcare Realty Trust, Inc.	47,000	1,697,640
Manufactured Home Communities, Inc.	14,200	449,998
Reckson Associates Realty Corp.	25,400	703,834
Simon Property Group, Inc.	54,400	2,807,584
The Mills Corp.	9,500	433,200
Vornado Realty Trust	300	17,427
TOTAL REAL ESTATE		12,845,453
SOFTWARE - 0.1%
Fair, Isaac & Co., Inc.	15,800	451,564
THRIFTS & MORTGAGE FINANCE - 10.2%
Countrywide Financial Corp.	60,408	4,355,417
Doral Financial Corp.	800	31,400
Fannie Mae	264,335	18,757,212
Golden West Financial Corp., Delaware	47,100	5,035,461
Greenpoint Financial Corp.	26,400	1,072,632
MGIC Investment Corp.	36,200	2,570,200
NetBank, Inc.	146,800	1,576,632
New York Community Bancorp, Inc.	100,533	1,934,255
Radian Group, Inc.	45,455	2,091,839
Sovereign Bancorp, Inc.	434,800	9,465,596
The PMI Group, Inc.	28,200	1,162,686
W Holding Co., Inc.	29,600	488,400
Washington Mutual, Inc.	12,400	481,120
TOTAL THRIFTS & MORTGAGE FINANCE		49,022,850
TOTAL COMMON STOCKS (Cost $394,282,976)		471,900,046
Money Market Funds - 1.1%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.33% (b)	5,274,915	$ 5,274,915
Fidelity Securities Lending Cash Central Fund, 1.32% (b)(c)	255,750	255,750
TOTAL MONEY MARKET FUNDS (Cost $5,530,665)		5,530,665
TOTAL INVESTMENT PORTFOLIO - 99.0% (Cost $399,813,641)		477,430,711
NET OTHER ASSETS - 1.0%		4,757,801
NET ASSETS - 100%		$ 482,188,512
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
Income Tax Information
The fund hereby designates approximately $4,729,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Financial Services

Advisor Financial Services Fund

Financial Statements

Statement of Assets and Liabilities

July 31, 2004
Assets
Investment in securities, at value (including securities loaned of $253,890) (cost $399,813,641) - See accompanying schedule		$ 477,430,711
Receivable for investments sold		13,272,826
Receivable for fund shares sold		103,958
Dividends receivable		795,892
Interest receivable		6,817
Prepaid expenses		957
Other affiliated receivables		936
Other receivables		220,396
Total assets		491,832,493
Liabilities
Payable for investments purchased	$ 7,256,929
Payable for fund shares redeemed	1,314,465
Accrued management fee	233,828
Distribution fees payable	298,062
Other affiliated payables	159,404
Other payables and accrued expenses	125,543
Collateral on securities loaned, at value	255,750
Total liabilities		9,643,981
Net Assets		$ 482,188,512
Net Assets consist of:
Paid in capital		$ 370,382,581
Undistributed net investment income		1,503
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		34,187,064
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		77,617,364
Net Assets		$ 482,188,512
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($58,221,963 ÷ 2,625,956 shares)		$ 22.17
Maximum offering price per share (100/94.25 of $22.17)		$ 23.52
Class T: Net Asset Value and redemption price per share ($144,887,392 ÷ 6,564,444 shares)		$ 22.07
Maximum offering price per share (100/96.50 of $22.07)		$ 22.87
Class B: Net Asset Value and offering price per share ($179,872,615 ÷ 8,309,796 shares) A		$ 21.65
Class C: Net Asset Value and offering price per share ($86,199,008 ÷ 3,980,885 shares) A		$ 21.65
Institutional: Net Asset Value, offering price and redemption price per share ($13,007,534 ÷ 581,389 shares)		$ 22.37

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

Year ended July 31, 2004
Investment Income
Dividends		$ 9,895,622
Interest		43,378
Security lending		53,021
Total income		9,992,021

Expenses
Management fee	$ 3,061,745
Transfer agent fees	1,799,314
Distribution fees	3,912,453
Accounting and security lending fees	204,603
Non-interested trustees' compensation	2,929
Custodian fees and expenses	18,868
Registration fees	63,775
Audit	39,911
Legal	1,886
Miscellaneous	112,528
Total expenses before reductions	9,218,012
Expense reductions	(113,546)	9,104,466
Net investment income (loss)		887,555
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	60,134,324
Foreign currency transactions	(45,282)
Total net realized gain (loss)		60,089,042
Change in net unrealized appreciation (depreciation) on: Investment securities	(3,466,311)
Assets and liabilities in foreign currencies	1,590
Total change in net unrealized appreciation (depreciation)		(3,464,721)
Net gain (loss)		56,624,321
Net increase (decrease) in net assets resulting from operations		$ 57,511,876

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Financial Services Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2004	Year ended July 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 887,555	$ 2,210,845
Net realized gain (loss)	60,089,042	2,197,120
Change in net unrealized appreciation (depreciation)	(3,464,721)	48,537,174
Net increase (decrease) in net assets resulting from operations	57,511,876	52,945,139
Distributions to shareholders from net investment income	(1,712,624)	(1,354,216)
Share transactions - net increase (decrease)	(93,511,617)	(91,318,552)
Redemption fees	62,072	20,838
Total increase (decrease) in net assets	(37,650,293)	(39,706,791)

Net Assets
Beginning of period	519,838,805	559,545,596
End of period (including undistributed net investment income of $1,503 and undistributed net investment income of $849,010, respectively)	$ 482,188,512	$ 519,838,805

Financial Highlights - Class A

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 19.98	$ 17.83	$ 20.45	$ 18.29	$ 17.49
Income from Investment Operations
Net investment income (loss)C	.14	.16	.12	.15	.15
Net realized and unrealized gain (loss)	2.20	2.07	(2.60)	2.20	.73
Total from investment operations	2.34	2.23	(2.48)	2.35	.88
Distributions from net investment income	(.15)	(.08)	(.14)	(.19)	(.09)
Redemption fees added to paid in capitalC	-E	-E	-E	-E	.01
Net asset value, end of period	$ 22.17	$ 19.98	$ 17.83	$ 20.45	$ 18.29
Total ReturnA,B	11.76%	12.57%	(12.16)%	12.86%	5.12%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.27%	1.31%	1.27%	1.20%	1.25%
Expenses net of voluntary waivers, if any	1.27%	1.31%	1.27%	1.20%	1.25%
Expenses net of all reductions	1.25%	1.27%	1.23%	1.18%	1.22%
Net investment income (loss)	.63%	.89%	.60%	.77%	.92%
Supplemental Data
Net assets, end of period (000 omitted)	$ 58,222	$ 57,255	$ 60,475	$ 78,115	$ 48,088
Portfolio turnover rate	74%	60%	125%	110%	73%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the sales charges. CCalculated based on average shares outstanding during the period. DExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. EAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Financial Services

Financial Highlights - Class T

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 19.90	$ 17.77	$ 20.38	$ 18.21	$ 17.42
Income from Investment Operations
Net investment income (loss)C	.09	.12	.07	.11	.12
Net realized and unrealized gain (loss)	2.19	2.07	(2.59)	2.19	.71
Total from investment operations	2.28	2.19	(2.52)	2.30	.83
Distributions from net investment income	(.11)	(.06)	(.09)	(.13)	(.05)
Redemption fees added to paid in capitalC	-E	-E	-E	-E	.01
Net asset value, end of period	$ 22.07	$ 19.90	$ 17.77	$ 20.38	$ 18.21
Total ReturnA,B	11.49%	12.37%	(12.39)%	12.64%	4.84%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.50%	1.53%	1.49%	1.43%	1.47%
Expenses net of voluntary waivers, if any	1.50%	1.53%	1.49%	1.43%	1.47%
Expenses net of all reductions	1.48%	1.49%	1.45%	1.41%	1.44%
Net investment income (loss)	.41%	.67%	.38%	.54%	.70%
Supplemental Data
Net assets, end of period (000 omitted)	$ 144,887	$ 157,238	$ 169,429	$ 234,268	$ 179,862
Portfolio turnover rate	74%	60%	125%	110%	73%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the sales charges. CCalculated based on average shares outstanding during the period. DExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. EAmount represents less than $.01 per share.

Financial Highlights - Class B

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 19.53	$ 17.50	$ 20.08	$ 17.95	$ 17.21
Income from Investment Operations
Net investment income (loss)C	(.02)	.03	(.03)	-	.03
Net realized and unrealized gain (loss)	2.16	2.03	(2.55)	2.16	.70
Total from investment operations	2.14	2.06	(2.58)	2.16	.73
Distributions from net investment income	(.02)	(.03)	-	(.03)	-
Redemption fees added to paid in capitalC	-E	-E	-E	-E	.01
Net asset value, end of period	$ 21.65	$ 19.53	$ 17.50	$ 20.08	$ 17.95
Total ReturnA,B	10.96%	11.80%	(12.85)%	12.03%	4.30%
Ratios to Average Net AssetsD
Expenses before expense reductions	2.02%	2.03%	2.01%	1.96%	2.01%
Expenses net of voluntary waivers, if any	2.02%	2.03%	2.01%	1.96%	2.01%
Expenses net of all reductions	2.00%	1.99%	1.97%	1.94%	1.98%
Net investment income (loss)	(.11)%	.17%	(.14)%	.01%	.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 179,873	$ 193,373	$ 206,460	$ 269,612	$ 150,880
Portfolio turnover rate	74%	60%	125%	110%	73%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the contingent deferred sales charge. CCalculated based on average shares outstanding during the period. DExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. EAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 19.53	$ 17.49	$ 20.05	$ 17.96	$ 17.24
Income from Investment Operations
Net investment income (loss)C	(.01)	.04	(.02)	.01	.03
Net realized and unrealized gain (loss)	2.15	2.03	(2.54)	2.15	.70
Total from investment operations	2.14	2.07	(2.56)	2.16	.73
Distributions from net investment income	(.02)	(.03)	-	(.07)	(.02)
Redemption fees added to paid in capitalC	-E	-E	-E	-E	.01
Net asset value, end of period	$ 21.65	$ 19.53	$ 17.49	$ 20.05	$ 17.96
Total ReturnA,B	10.96%	11.86%	(12.77)%	12.03%	4.30%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.97%	1.99%	1.96%	1.92%	1.96%
Expenses net of voluntary waivers, if any	1.97%	1.99%	1.96%	1.92%	1.96%
Expenses net of all reductions	1.95%	1.95%	1.92%	1.90%	1.93%
Net investment income (loss)	(.06)%	.22%	(.09)%	.05%	.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 86,199	$ 97,434	$ 107,899	$ 149,160	$ 83,078
Portfolio turnover rate	74%	60%	125%	110%	73%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the contingent deferred sales charge. CCalculated based on average shares outstanding during the period. DExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. EAmount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 20.17	$ 17.95	$ 20.59	$ 18.39	$ 17.60
Income from Investment Operations
Net investment income (loss)B	.23	.24	.19	.22	.21
Net realized and unrealized gain (loss)	2.21	2.09	(2.62)	2.22	.72
Total from investment operations	2.44	2.33	(2.43)	2.44	.93
Distributions from net investment income	(.24)	(.11)	(.21)	(.24)	(.15)
Redemption fees added to paid in capitalB	-D	-D	-D	-D	.01
Net asset value, end of period	$ 22.37	$ 20.17	$ 17.95	$ 20.59	$ 18.39
Total ReturnA	12.18%	13.07%	(11.84)%	13.29%	5.40%
Ratios to Average Net AssetsC
Expenses before expense reductions	.88%	.88%	.89%	.87%	.90%
Expenses net of voluntary waivers, if any	.88%	.88%	.89%	.87%	.90%
Expenses net of all reductions	.85%	.84%	.85%	.84%	.87%
Net investment income (loss)	1.03%	1.32%	.98%	1.10%	1.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,008	$ 14,539	$ 15,283	$ 17,966	$ 9,749
Portfolio turnover rate	74%	60%	125%	110%	73%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BCalculated based on average shares outstanding during the period. CExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. DAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Financial Services

Notes to Financial Statements

For the period ended July 31, 2004

1. Significant Accounting Policies.

Fidelity Advisor Financial Services Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income and realized gain for income tax purposes.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 83,886,754
Unrealized depreciation	(8,607,848)
Net unrealized appreciation (depreciation)	75,278,906
Undistributed long-term capital gain	32,055,411

Cost for federal income tax purposes	$ 402,151,805

The tax character of distributions paid was as follows:

	July 31, 2004	July 31, 2003

Ordinary Income	$ 1,674,060	$ 1,354,216
Long-term Capital Gains	38,564	-
Total	$ 1,712,624	$ 1,354,216

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $390,518,639 and $494,584,050, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Financial Services

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 152,368	$ 136
Class T	.25%	.25%	797,600	3,990
Class B	.75%	.25%	1,982,856	1,487,588
Class C	.75%	.25%	979,629	73,897
			$ 3,912,453	$ 1,565,611

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC

Class A	$ 29,407
Class T	12,628
Class B*	519,390
Class C*	31,184
$ 592,609

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 221,140.36
Class T	538,347.34
Class B	708,097.36
Class C	300,870.31
Institutional Class	30,860.22
	$ 1,799,314

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $43,343 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $19,477 for the period.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $113,546 for the period.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended July 31,
	2004	2003
From net investment income
Class A	$ 420,433	$ 252,487
Class T	838,212	523,447
Class B	192,478	326,913
Class C	96,077	167,726
Institutional Class	165,424	83,643
Total	$ 1,712,624	$ 1,354,216

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended July 31,		Years ended July 31,
	2004	2003	2004	2003
Class A
Shares sold	614,653	466,106	$ 13,695,749	$ 8,361,698
Reinvestment of distributions	18,128	12,924	378,140	225,396
Shares redeemed	(872,521)	(1,005,991)	(19,145,577)	(17,596,177)
Net increase (decrease)	(239,740)	(526,961)	$ (5,071,688)	$ (9,009,083)
Class T
Shares sold	658,242	786,561	$ 14,430,306	$ 14,027,178
Reinvestment of distributions	37,421	27,729	777,299	482,206
Shares redeemed	(2,033,778)	(2,445,445)	(44,388,616)	(42,791,925)
Net increase (decrease)	(1,338,115)	(1,631,155)	$ (29,181,011)	$ (28,282,541)
Class B
Shares sold	461,768	669,921	$ 9,850,610	$ 11,895,054
Reinvestment of distributions	7,853	15,797	162,959	270,445
Shares redeemed	(2,060,890)	(2,581,642)	(44,422,627)	(44,031,477)
Net increase (decrease)	(1,591,269)	(1,895,924)	$ (34,409,058)	$ (31,865,978)
Class C
Shares sold	653,543	411,834	$ 13,848,576	$ 7,357,880
Reinvestment of distributions	3,576	7,556	74,185	129,283
Shares redeemed	(1,665,874)	(1,598,865)	(35,686,628)	(27,368,101)
Net increase (decrease)	(1,008,755)	(1,179,475)	$ (21,763,867)	$ (19,880,938)
Institutional Class
Shares sold	67,364	104,118	$ 1,519,011	$ 1,915,337
Reinvestment of distributions	5,506	3,152	115,490	55,316
Shares redeemed	(212,405)	(237,964)	(4,720,494)	(4,250,665)
Net increase (decrease)	(139,535)	(130,694)	$ (3,085,993)	$ (2,280,012)

Financial Services

Advisor Health Care Fund - Institutional Class

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2004	Past 1 year	Past 5 years	Life of fundA
Institutional Class	3.77%	2.21%	10.97%

A From September 3, 1996.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Health Care Fund - Institutional Class on September 3, 1996, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Annual Report

Advisor Health Care Fund - Institutional Class

Management's Discussion of Fund Performance

Comments from Sam Peters, Portfolio Manager of Fidelity ® Advisor Health Care Fund

U.S. equity markets reversed course during the 12 months that ended July 31, 2004. In the first half of the period, stocks rose as investors grew more confident about the recovering economy. Speculative, high-growth industries such as semiconductors and biotechnology led the charge early on. In the second half, though, the less glamorous but steadier growth of household and personal product companies, among others, gained favor against a backdrop of near-record-high prices for oil and gasoline, concerns about rising interest rates and threats of terrorism. The Standard & Poor's 500SM Index - a popular benchmark of commonly held stocks - reflects the equity markets' reversal well. In the first six months of the period, the S&P 500® gained 15.23%. But the benchmark lost 1.78% in the second half of the period. For the 12 months overall, the S&P 500 climbed 13.17%. Meanwhile, the Dow Jones Industrial AverageSM - a performance measure of 30 large-cap, blue-chip stocks - rose 12.11%, and the tech-heavy NASDAQ Composite® Index returned 9.29%, despite losing 8.45% in the past six months.

For the 12 months that ended July 31, 2004, the fund's Institutional Class shares posted a return of 3.77%, underperforming both the Goldman Sachs ® Health Care Index and the Standard & Poor's 500, which returned 4.22% and 13.17%, respectively. The fund's underperformance was attributable mainly to its somewhat defensive positioning relative to the health care sector, which benefited from having more exposure to growth-oriented stocks in a period of cyclical recovery. In the biotechnology space, Millennium Pharmaceuticals detracted from performance not because it performed poorly, but because the company did not meet investors' expectations. Pharmaceutical giants Merck and Wyeth fell victim to investor concerns about future governmental efforts to control health care costs. Performance was helped by Genentech, whose stock rose on robust sales of a new colorectal cancer drug; St. Jude Medical, which holds a strong position in heart therapy devices; and Caremark Rx, a leading prescription benefits manager that is helping to lower drug costs through group purchases.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Health Care Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2004 to July 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2004	Ending Account Value July 31, 2004	Expenses Paid During Period* February 1, 2004 to July 31, 2004
Class A
Actual	$ 1,000.00	$ 959.90	$ 6.53
HypotheticalA	$ 1,000.00	$ 1,018.25	$ 6.75
Class T
Actual	$ 1,000.00	$ 959.30	$ 7.75
HypotheticalA	$ 1,000.00	$ 1,016.99	$ 8.01
Class B
Actual	$ 1,000.00	$ 956.70	$ 10.12
HypotheticalA	$ 1,000.00	$ 1,014.53	$ 10.47
Class C
Actual	$ 1,000.00	$ 956.80	$ 9.78
HypotheticalA	$ 1,000.00	$ 1,014.88	$ 10.12
Institutional
Actual	$ 1,000.00	$ 962.10	$ 4.49
HypotheticalA	$ 1,000.00	$ 1,020.37	$ 4.63

A 5% return per year before expenses.

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.34%
Class T	1.59%
Class B	2.08%
Class C	2.01%
Institutional	.92%

Annual Report

Advisor Health Care Fund

Investment Summary

Top Ten Stocks as of July 31, 2004
% of fund's net assets
Johnson & Johnson	10.4
Pfizer, Inc.	7.5
Medtronic, Inc.	7.1
Abbott Laboratories	5.5
Genentech, Inc.	5.2
UnitedHealth Group, Inc.	5.1
Merck & Co., Inc.	5.0
Baxter International, Inc.	4.9
Amgen, Inc.	4.1
Eli Lilly & Co.	4.1
58.9
Top Industries as of July 31, 2004
% of fund's net assets
Pharmaceuticals	41.8%
Health Care Equipment & Supplies	26.0%
Health Care Providers & Services	15.7%
Biotechnology	15.5%
Insurance	0.2%
All Others *	0.8%

* Includes short-term investments and net other assets.

Annual Report

Advisor Health Care Fund

Investments July 31, 2004

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value (Note 1)
BIOTECHNOLOGY - 15.5%
Affymetrix, Inc. (a)	56,600	$ 1,528,766
Alkermes, Inc. (a)	331,200	3,573,648
Amgen, Inc. (a)	563,900	32,074,632
Biogen Idec, Inc. (a)	165,500	9,930,000
Celgene Corp. (a)	102,100	5,444,993
Genentech, Inc. (a)	840,300	40,905,804
Genzyme Corp. - General Division (a)	160,600	8,235,568
ImClone Systems, Inc. (a)	49,500	2,916,540
MedImmune, Inc. (a)	213,030	4,908,211
Millennium Pharmaceuticals, Inc. (a)	496,100	5,516,632
Neurocrine Biosciences, Inc. (a)	85,600	3,986,392
OSI Pharmaceuticals, Inc. (a)	26,000	1,562,600
Protein Design Labs, Inc. (a)	59,600	965,520
TOTAL BIOTECHNOLOGY		121,549,306
HEALTH CARE EQUIPMENT & SUPPLIES - 26.0%
Alcon, Inc.	168,400	12,899,440
Animas Corp.	200	3,044
Baxter International, Inc.	1,283,600	38,597,852
Biomet, Inc.	431,275	18,971,787
Boston Scientific Corp. (a)	426,600	16,321,716
Cytyc Corp. (a)	119,900	2,897,983
Dade Behring Holdings, Inc. (a)	65,500	3,254,695
Edwards Lifesciences Corp. (a)	302,200	10,628,374
Epix Medical, Inc. (a)	102,500	1,850,125
Guidant Corp.	19,100	1,056,612
Hospira, Inc. (a)	4,182	108,356
Kinetic Concepts, Inc.	69,100	3,103,972
Medtronic, Inc.	1,113,196	55,292,445
Novoste Corp. (a)(d)	12,500	25,625
ResMed, Inc. (a)	66,300	3,248,700
Respironics, Inc. (a)	59,200	3,298,624
Smith & Nephew PLC sponsored ADR	25,000	1,291,500
St. Jude Medical, Inc. (a)	300,900	20,500,317
Thoratec Corp. (a)	78,700	802,740
Waters Corp. (a)	44,700	1,961,436
Zimmer Holdings, Inc. (a)	94,300	7,196,033
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		203,311,376
HEALTH CARE PROVIDERS & SERVICES - 15.7%
Cardinal Health, Inc.	57,600	2,563,200
Caremark Rx, Inc. (a)	558,700	17,040,350
Coventry Health Care, Inc. (a)	146,100	7,467,171
DaVita, Inc. (a)	71,550	2,172,974

	Shares	Value (Note 1)
Health Management Associates, Inc. Class A	3,800	$ 76,228
Health Net, Inc. (a)	93,500	2,256,155
IMS Health, Inc.	190,200	4,610,448
Inveresk Research Group, Inc. (a)	32,100	1,165,230
Laboratory Corp. of America Holdings (a)	102,600	4,017,816
McKesson Corp.	228,000	7,334,760
Omnicare, Inc.	162,400	4,591,048
PacifiCare Health Systems, Inc. (a)	386,090	11,802,771
Patterson Companies, Inc. (a)	25,400	1,864,868
Quest Diagnostics, Inc.	77,200	6,336,576
Tenet Healthcare Corp. (a)	354,500	3,963,310
UnitedHealth Group, Inc.	639,900	40,249,710
WebMD Corp. (a)	618,700	5,036,218
TOTAL HEALTH CARE PROVIDERS & SERVICES		122,548,833
INSURANCE - 0.2%
American Medical Securities Group, Inc. (a)	65,100	1,654,191
PERSONAL PRODUCTS - 0.1%
NBTY, Inc. (a)	42,700	929,152
PHARMACEUTICALS - 41.8%
Abbott Laboratories	1,094,920	43,085,102
Allergan, Inc.	98,900	7,480,796
Barr Pharmaceuticals, Inc. (a)	87,902	3,019,434
Biovail Corp. (a)	220,470	3,429,994
Eli Lilly & Co.	499,500	31,828,140
Endo Pharmaceuticals Holdings, Inc. (a)	89,000	1,708,800
Forest Laboratories, Inc. (a)	89,000	4,475,810
Hollis-Eden Pharmaceutcals, Inc. (a)	165,100	1,581,658
Johnson & Johnson	1,477,362	81,653,798
King Pharmaceuticals, Inc. (a)	351,500	3,968,435
Medicis Pharmaceutical Corp. Class A	30,300	1,083,831
Merck & Co., Inc.	867,600	39,345,660
Novartis AG sponsored ADR	102,000	4,555,320
Perrigo Co.	148,200	2,469,012
Pfizer, Inc.	1,846,320	59,008,387
Schering-Plough Corp.	1,024,500	19,936,770
Sepracor, Inc. (a)	60,100	2,762,797
Watson Pharmaceuticals, Inc. (a)	102,300	2,578,983
Wyeth	384,220	13,601,388
TOTAL PHARMACEUTICALS		327,574,115
TOTAL COMMON STOCKS (Cost $728,781,855)		777,566,973
Nonconvertible Preferred Stocks - 0.0%

BIOTECHNOLOGY - 0.0%
Geneprot, Inc. Series A (e) (Cost $236,500)	43,000	150,500
Money Market Funds - 0.6%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.33% (b)	3,534,017	$ 3,534,017
Fidelity Securities Lending Cash Central Fund, 1.32% (b)(c)	1,327,000	1,327,000
TOTAL MONEY MARKET FUNDS (Cost $4,861,017)		4,861,017
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $733,879,372)		782,578,490
NET OTHER ASSETS - 0.1%		696,554
NET ASSETS - 100%		$ 783,275,044
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $25,625 or 0.0% of net assets.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $150,500 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Geneprot, Inc. Series A	7/7/00	$ 236,500
Income Tax Information
At July 31, 2004, the fund had a capital loss carryforward of approximately $39,599,000 of which $26,199,000 and $13,400,000 will expire on July 31, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Health Care

Advisor Health Care Fund

Financial Statements

Statement of Assets and Liabilities

July 31, 2004
Assets
Investment in securities, at value (including securities loaned of $1,271,266) (cost $733,879,372) - See accompanying schedule		$ 782,578,490
Receivable for investments sold		14,631,105
Receivable for fund shares sold		482,949
Dividends receivable		296,449
Interest receivable		10,702
Prepaid expenses		1,571
Other affiliated receivables		1,161
Other receivables		13,338
Total assets		798,015,765
Liabilities
Payable for investments purchased	$ 10,269,641
Payable for fund shares redeemed	1,766,128
Accrued management fee	387,378
Distribution fees payable	484,369
Other affiliated payables	297,205
Other payables and accrued expenses	209,000
Collateral on securities loaned, at value	1,327,000
Total liabilities		14,740,721
Net Assets		$ 783,275,044
Net Assets consist of:
Paid in capital		$ 791,501,801
Accumulated net investment loss		(581)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(56,925,294)
Net unrealized appreciation (depreciation) on investments		48,699,118
Net Assets		$ 783,275,044
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($104,257,690 ÷ 5,513,701 shares)		$ 18.91
Maximum offering price per share (100/94.25 of $18.91)		$ 20.06
Class T: Net Asset Value and redemption price per share ($243,176,146 ÷ 13,077,001 shares)		$ 18.60
Maximum offering price per share (100/96.50 of $18.60)		$ 19.27
Class B: Net Asset Value and offering price per share ($285,299,471 ÷ 15,932,867 shares) A		$ 17.91
Class C: Net Asset Value and offering price per share ($130,184,219 ÷ 7,257,722 shares) A		$ 17.94
Institutional: Net Asset Value, offering price and redemption price per share ($20,357,518 ÷ 1,055,960 shares)		$ 19.28

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

Year ended July 31, 2004
Investment Income
Dividends		$ 8,514,928
Interest		90,455
Security lending		32,350
Total income		8,637,733

Expenses
Management fee	$ 4,857,388
Transfer agent fees	3,322,048
Distribution fees	6,102,170
Accounting and security lending fees	279,659
Non-interested trustees' compensation	4,639
Custodian fees and expenses	15,107
Registration fees	75,906
Audit	40,437
Legal	3,294
Miscellaneous	209,535
Total expenses before reductions	14,910,183
Expense reductions	(224,391)	14,685,792
Net investment income (loss)		(6,048,059)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	55,613,597
Foreign currency transactions	5,472
Total net realized gain (loss)		55,619,069
Change in net unrealized appreciation (depreciation) on: Investment securities	(24,649,715)
Assets and liabilities in foreign currencies	(6,063)
Total change in net unrealized appreciation (depreciation)		(24,655,778)
Net gain (loss)		30,963,291
Net increase (decrease) in net assets resulting from operations		$ 24,915,232

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Health Care Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2004	Year ended July 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (6,048,059)	$ (3,893,423)
Net realized gain (loss)	55,619,069	13,765,258
Change in net unrealized appreciation (depreciation)	(24,655,778)	71,504,161
Net increase (decrease) in net assets resulting from operations	24,915,232	81,375,996
Share transactions - net increase (decrease)	(106,348,165)	(125,179,240)
Redemption fees	55,534	65,218
Total increase (decrease) in net assets	(81,377,399)	(43,738,026)

Net Assets
Beginning of period	864,652,443	908,390,469
End of period (including accumulated net investment loss of $581 and $0, respectively)	$ 783,275,044	$ 864,652,443

Financial Highlights - Class A

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 18.29	$ 16.51	$ 20.41	$ 22.02	$ 18.52
Income from Investment Operations
Net investment income (loss) C	(.05)	- E	(.04)	.01	.01
Net realized and unrealized gain (loss)	.67	1.78	(3.86)	(.50)	3.89
Total from investment operations	.62	1.78	(3.90)	(.49)	3.90
Distributions from net realized gain	-	-	-	(1.12)	(.41)
Redemption fees added to paid in capital C	- E	- E	- E	- E	.01
Net asset value, end of period	$ 18.91	$ 18.29	$ 16.51	$ 20.41	$ 22.02
Total Return A, B	3.39%	10.78%	(19.11)%	(2.50)%	21.44%
Ratios to Average Net Assets D
Expenses before expense reductions	1.32%	1.34%	1.29%	1.19%	1.20%
Expenses net of voluntary waivers, if any	1.32%	1.34%	1.29%	1.19%	1.20%
Expenses net of all reductions	1.29%	1.27%	1.24%	1.17%	1.18%
Net investment income (loss)	(.26)%	(.01)%	(.23)%	.05%	.07%
Supplemental Data
Net assets, end of period (000 omitted)	$ 104,258	$ 108,692	$ 103,292	$ 136,304	$ 108,248
Portfolio turnover rate	60%	120%	167%	71%	51%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Health Care

Financial Highlights - Class T

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 18.03	$ 16.31	$ 20.22	$ 21.87	$ 18.40
Income from Investment Operations
Net investment income (loss) C	(.09)	(.04)	(.09)	(.04)	(.03)
Net realized and unrealized gain (loss)	.66	1.76	(3.82)	(.49)	3.86
Total from investment operations	.57	1.72	(3.91)	(.53)	3.83
Distributions from net realized gain	-	-	-	(1.12)	(.37)
Redemption fees added to paid in capital C	- E	- E	- E	- E	.01
Net asset value, end of period	$ 18.60	$ 18.03	$ 16.31	$ 20.22	$ 21.87
Total Return A, B	3.16%	10.55%	(19.34)%	(2.71)%	21.16%
Ratios to Average Net Assets D
Expenses before expense reductions	1.56%	1.59%	1.52%	1.43%	1.42%
Expenses net of voluntary waivers, if any	1.56%	1.59%	1.52%	1.43%	1.42%
Expenses net of all reductions	1.53%	1.51%	1.47%	1.41%	1.40%
Net investment income (loss)	(.51)%	(.26)%	(.46)%	(.18)%	(.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 243,176	$ 264,115	$ 274,243	$ 383,643	$ 361,351
Portfolio turnover rate	60%	120%	167%	71%	51%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. E Amount represents less than $.01 per share.

Financial Highlights - Class B

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 17.45	$ 15.86	$ 19.76	$ 21.50	$ 18.16
Income from Investment Operations
Net investment income (loss) C	(.18)	(.12)	(.18)	(.14)	(.13)
Net realized and unrealized gain (loss)	.64	1.71	(3.72)	(.48)	3.80
Total from investment operations	.46	1.59	(3.90)	(.62)	3.67
Distributions from net realized gain	-	-	-	(1.12)	(.34)
Redemption fees added to paid in capital C	- E	- E	- E	- E	.01
Net asset value, end of period	$ 17.91	$ 17.45	$ 15.86	$ 19.76	$ 21.50
Total Return A, B	2.64%	10.03%	(19.74)%	(3.20)%	20.53%
Ratios to Average Net Assets D
Expenses before expense reductions	2.06%	2.05%	2.02%	1.95%	1.94%
Expenses net of voluntary waivers, if any	2.06%	2.05%	2.02%	1.95%	1.94%
Expenses net of all reductions	2.03%	1.98%	1.98%	1.93%	1.93%
Net investment income (loss)	(1.01) %	(.73)%	(.97)%	(.70)%	(.68)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 285,299	$ 317,906	$ 334,056	$ 456,851	$ 366,413
Portfolio turnover rate	60%	120%	167%	71%	51%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 17.47	$ 15.87	$ 19.76	$ 21.50	$ 18.17
Income from Investment Operations
Net investment income (loss) C	(.17)	(.11)	(.17)	(.14)	(.12)
Net realized and unrealized gain (loss)	.64	1.71	(3.72)	(.48)	3.80
Total from investment operations	.47	1.60	(3.89)	(.62)	3.68
Distributions from net realized gain	-	-	-	(1.12)	(.36)
Redemption fees added to paid in capital C	- E	- E	- E	- E	.01
Net asset value, end of period	$ 17.94	$ 17.47	$ 15.87	$ 19.76	$ 21.50
Total Return A, B	2.69%	10.08%	(19.69)%	(3.20)%	20.59%
Ratios to Average Net Assets D
Expenses before expense reductions	2.00%	2.00%	1.97%	1.91%	1.91%
Expenses net of voluntary waivers, if any	2.00%	2.00%	1.97%	1.91%	1.91%
Expenses net of all reductions	1.97%	1.92%	1.93%	1.89%	1.89%
Net investment income (loss)	(.95)%	(.67)%	(.92)%	(.66)%	(.64)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 130,184	$ 150,576	$ 160,877	$ 229,494	$ 183,264
Portfolio turnover rate	60%	120%	167%	71%	51%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. E Amount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 18.58	$ 16.70	$ 20.58	$ 22.13	$ 18.59
Income from Investment Operations
Net investment income (loss) B	.03	.06	.02	.07	.07
Net realized and unrealized gain (loss)	.67	1.82	(3.90)	(.50)	3.90
Total from investment operations	.70	1.88	(3.88)	(.43)	3.97
Distributions from net investment income	-	-	-	-	(.03)
Distributions from net realized gain	-	-	-	(1.12)	(.41)
Total distributions	-	-	-	(1.12)	(.44)
Redemption fees added to paid in capital B	- D	- D	- D	- D	.01
Net asset value, end of period	$ 19.28	$ 18.58	$ 16.70	$ 20.58	$ 22.13
Total Return A	3.77%	11.26%	(18.85)%	(2.21)%	21.77%
Ratios to Average Net Assets C
Expenses before expense reductions	.91%	.96%	.95%	.91%	.93%
Expenses net of voluntary waivers, if any	.91%	.96%	.95%	.91%	.93%
Expenses net of all reductions	.88%	.88%	.90%	.89%	.92%
Net investment income (loss)	.14%	.37%	.11%	.33%	.33%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,358	$ 23,364	$ 35,923	$ 45,200	$ 40,320
Portfolio turnover rate	60%	120%	167%	71%	51%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. D Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Health Care

Notes to Financial Statements

For the period ended July 31, 2004

1. Significant Accounting Policies.

Fidelity Advisor Health Care Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 83,446,487
Unrealized depreciation	(50,019,877)
Net unrealized appreciation (depreciation)	33,426,610
Capital loss carryforward	(39,598,744)

Cost for federal income tax purposes	$ 749,151,880

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $497,867,080 and $606,249,674, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 265,277	$ 125
Class T	.25%	.25%	1,301,860	8,192
Class B	.75%	.25%	3,101,804	2,326,466
Class C	.75%	.25%	1,433,229	105,800
			$ 6,102,170	$ 2,440,583

Health Care

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 61,017
Class T	39,283
Class B*	813,736
Class C*	8,645
$ 922,681

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 439,635.41
Class T	1,056,432.41
Class B	1,269,262.41
Class C	498,550.35
Institutional Class	58,169.26
	$ 3,322,048

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $90,391 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $13,807 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $224,341 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $50.

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended July 31,		Years ended July 31,
	2004	2003	2004	2003
Class A
Shares sold	1,326,830	1,203,411	$ 25,583,854	$ 20,267,921
Shares redeemed	(1,754,987)	(1,518,948)	(33,233,576)	(25,469,009)
Net increase (decrease)	(428,157)	(315,537)	$ (7,649,722)	$ (5,201,088)
Class T
Shares sold	2,113,234	1,868,517	$ 40,035,265	$ 31,251,267
Shares redeemed	(3,681,338)	(4,033,622)	(68,961,682)	(66,788,799)
Net increase (decrease)	(1,568,104)	(2,165,105)	$ (28,926,417)	$ (35,537,532)
Class B
Shares sold	1,131,221	1,399,903	$ 20,552,323	$ 22,699,963
Shares redeemed	(3,413,291)	(4,244,862)	(61,904,937)	(67,782,071)
Net increase (decrease)	(2,282,070)	(2,844,959)	$ (41,352,614)	$ (45,082,108)
Class C
Shares sold	865,725	882,963	$ 15,749,574	$ 14,326,120
Shares redeemed	(2,225,887)	(2,401,732)	(40,266,820)	(38,459,329)
Net increase (decrease)	(1,360,162)	(1,518,769)	$ (24,517,246)	$ (24,133,209)
Institutional Class
Shares sold	122,545	185,023	$ 2,394,261	$ 3,143,586
Shares redeemed	(324,350)	(1,078,595)	(6,296,427)	(18,368,889)
Net increase (decrease)	(201,805)	(893,572)	$ (3,902,166)	$ (15,225,303)

Health Care

Advisor Natural Resources Fund - Institutional Class

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2004	Past 1 year	Past 5 years	Past 10 yearsA
Institutional Class	35.60%	8.26%	10.42%

A The initial offering of Institutional Class shares took place on July 3, 1995. Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. Returns prior to July 3, 1995 are those of Class T and reflect a 0.65% 12b-1 fee.

$10,000 Over Past 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Natural Resources Fund - Institutional Class on July 31, 1994. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Annual Report

Advisor Natural Resources Fund - Institutional Class

Management's Discussion of Fund Performance

Comments from Matt Friedman, who became Portfolio Manager of Fidelity ® Advisor Natural Resources Fund on June 1, 2004

U.S. equity markets reversed course during the 12 months that ended July 31, 2004. In the first half of the period, stocks rose as investors grew more confident about the recovering economy. Speculative, high-growth industries such as semiconductors and biotechnology led the charge early on. In the second half, though, the less glamorous but steadier growth of household and personal product companies, among others, gained favor against a backdrop of near-record-high prices for oil and gasoline, concerns about rising interest rates and threats of terrorism. The Standard & Poor's 500 SM Index - a popular benchmark of commonly held stocks - reflects the equity markets' reversal well. In the first six months of the period, the S&P 500 ® gained 15.23%. But the benchmark lost 1.78% in the second half of the period. For the 12 months overall, the S&P 500 climbed 13.17%. Meanwhile, the Dow Jones Industrial AverageSM - a performance measure of 30 large-cap, blue-chip stocks - rose 12.11%, and the tech-heavy NASDAQ Composite ® Index returned 9.29%, despite losing 8.45% in the past six months.

Although it posted strong absolute performance during the past year and easily outdistanced the overall market's gain, the fund lagged its sector benchmark. For the 12 months ending July 31, 2004, the fund's Institutional Class shares returned 35.60%, significantly higher than the S&P 500, but lagging the Goldman Sachs ® Natural Resources Index, which gained 36.88% during the same time frame. Flat capital expenditures, strong refining margins and higher fuel prices helped place integrated oil companies, such as BP and ConocoPhillips, among the fund's top contributors to absolute performance and relative to the Goldman Sachs index. Oil services companies, which depend on increased capital spending by integrated oil companies, generally didn't fare as well, although oil refiner Schlumberger also saw its stock price rise as its international exploration efforts increased. Russian oil companies YUKOS and Sibneft detracted from performance - the former embroiled in a year-long tax dispute with the Kremlin. Gold producer Kinross also struggled as gold prices plummeted during the period.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Natural Resources Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2004 to July 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2004	Ending Account Value July 31, 2004	Expenses Paid During Period* February 1, 2004 to July 31, 2004
Class A
Actual	$ 1,000.00	$ 1,117.90	$ 6.79
HypotheticalA	$ 1,000.00	$ 1,018.51	$ 6.49
Class T
Actual	$ 1,000.00	$ 1,116.90	$ 7.84
HypotheticalA	$ 1,000.00	$ 1,017.50	$ 7.50
Class B
Actual	$ 1,000.00	$ 1,114.00	$ 10.62
HypotheticalA	$ 1,000.00	$ 1,014.83	$ 10.17
Class C
Actual	$ 1,000.00	$ 1,113.80	$ 10.41
HypotheticalA	$ 1,000.00	$ 1,015.03	$ 9.97
Institutional Class
Actual	$ 1,000.00	$ 1,119.80	$ 4.80
HypotheticalA	$ 1,000.00	$ 1,020.42	$ 4.58

A 5% return per year before expenses.

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.29%
Class T	1.49%
Class B	2.02%
Class C	1.98%
Institutional Class	.91%

Annual Report

Advisor Natural Resources Fund

Investment Summary

Top Ten Stocks as of July 31, 2004
% of fund's net assets
BP PLC sponsored ADR	9.3
Exxon Mobil Corp.	8.6
ChevronTexaco Corp.	6.6
ConocoPhillips	4.8
Schlumberger Ltd. (NY Shares)	4.5
Newmont Mining Corp.	3.8
Occidental Petroleum Corp.	3.7
Alcoa, Inc.	3.3
Halliburton Co.	3.1
Total SA sponsored ADR	2.7
50.4
Top Industries as of July 31, 2004
% of fund's net assets
Oil & Gas	51.9%
Energy Equipment & Services	22.9%
Metals & Mining	14.5%
Paper & Forest Products	5.8%
Containers & Packaging	1.4%
All Others *	3.5%

* Includes short-term investments and net other assets.

Annual Report

Advisor Natural Resources Fund

Investments July 31, 2004

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value (Note 1)
CONTAINERS & PACKAGING - 1.4%
Packaging Corp. of America	63,300	$ 1,478,688
Smurfit-Stone Container Corp. (a)	186,687	3,474,245
TOTAL CONTAINERS & PACKAGING		4,952,933
ENERGY EQUIPMENT & SERVICES - 22.9%
Baker Hughes, Inc.	136,750	5,511,025
BJ Services Co. (a)	89,200	4,429,672
Cal Dive International, Inc. (a)	13,700	424,700
Cooper Cameron Corp. (a)	12,600	643,734
Diamond Offshore Drilling, Inc.	52,300	1,278,212
ENSCO International, Inc.	99,000	2,980,890
GlobalSantaFe Corp.	109,766	3,007,588
Grant Prideco, Inc. (a)	130,800	2,470,812
Grey Wolf, Inc. (a)	105,200	472,348
Halliburton Co.	348,700	11,071,225
Helmerich & Payne, Inc.	200	5,064
Maverick Tube Corp. (a)	13,300	383,572
Nabors Industries Ltd. (a)	65,100	3,027,150
National-Oilwell, Inc. (a)	80,800	2,702,760
Noble Corp. (a)	39,000	1,510,080
Pason Systems, Inc.	17,900	457,179
Patterson-UTI Energy, Inc.	32,600	594,298
Precision Drilling Corp. (a)	27,200	1,350,536
Pride International, Inc. (a)	111,700	2,010,600
Rowan Companies, Inc. (a)	65,600	1,601,952
Schlumberger Ltd. (NY Shares)	246,300	15,842,016
Smith International, Inc. (a)	152,000	8,858,560
Tidewater, Inc.	14,700	446,145
Transocean, Inc. (a)	34,700	985,480
Varco International, Inc. (a)	69,300	1,674,981
Weatherford International Ltd. (a)	148,400	6,942,152
Willbros Group, Inc. (a)	42,600	626,646
TOTAL ENERGY EQUIPMENT & SERVICES		81,309,377
MACHINERY - 0.2%
Bucyrus International, Inc. Class A	26,600	638,400
METALS & MINING - 14.5%
Aber Diamond Corp. (a)	9,300	279,437
Alcan, Inc.	134,900	5,336,123
Alcoa, Inc.	363,200	11,633,296
Anglo American PLC ADR	200	4,256
Apex Silver Mines Ltd. (a)	19,300	346,049
CONSOL Energy, Inc.	95,000	3,404,800
Freeport-McMoRan Copper & Gold, Inc. Class B	103,097	3,592,930
Goldcorp, Inc.	132,300	1,524,797
Inco Ltd. (a)	31,600	1,047,905
Kinross Gold Corp. (a)	66,500	353,199
Massey Energy Co.	37,000	1,023,050

	Shares	Value (Note 1)
Meridian Gold, Inc. (a)	32,800	$ 436,511
Newmont Mining Corp.	336,800	13,630,296
Nucor Corp.	10,000	836,500
Peabody Energy Corp.	66,100	3,713,498
Phelps Dodge Corp.	55,900	4,356,846
TOTAL METALS & MINING		51,519,493
OIL & GAS - 51.9%
Amerada Hess Corp.	31,900	2,658,865
BP PLC sponsored ADR	587,148	33,091,664
Burlington Resources, Inc.	153,500	5,859,095
ChevronTexaco Corp.	243,718	23,311,627
ConocoPhillips	217,499	17,132,396
Cross Timbers Royalty Trust	511	15,764
EnCana Corp.	185,732	8,229,915
Encore Acquisition Co. (a)	56,400	1,662,108
EOG Resources, Inc.	200	12,710
Exxon Mobil Corp.	659,560	30,537,628
Forest Oil Corp. (a)	31,500	891,135
Frontier Oil Corp.	41,900	898,755
Kerr-McGee Corp.	390	20,475
Kinder Morgan, Inc.	17,400	1,044,174
Marathon Oil Corp.	65,000	2,448,550
Newfield Exploration Co. (a)	9,200	543,444
Noble Energy, Inc.	200	11,062
Occidental Petroleum Corp.	266,600	13,135,382
Patina Oil & Gas Corp.	60,600	1,787,094
Petro-Canada	111,100	5,186,199
Pioneer Natural Resources Co.	100	3,605
Pogo Producing Co.	200	8,876
Premcor, Inc. (a)	63,900	2,294,010
Quicksilver Resources, Inc. (a)	114,100	3,613,547
Range Resources Corp.	108,700	1,820,725
Royal Dutch Petroleum Co. (NY Shares)	9,000	452,700
Sibneft sponsored ADR	700	17,661
Sunoco, Inc.	34,900	2,379,133
Talisman Energy, Inc.	281,600	6,683,829
Total SA sponsored ADR	99,500	9,686,325
Ultra Petroleum Corp. (a)	36,900	1,655,703
Valero Energy Corp.	78,400	5,873,728
Vintage Petroleum, Inc.	53,900	921,690
YUKOS Corp. sponsored ADR	18,983	298,982
TOTAL OIL & GAS		184,188,556
PAPER & FOREST PRODUCTS - 5.8%
Bowater, Inc.	200	7,460
Canfor Corp.	2,629	30,260
Domtar, Inc.	100	1,298
Georgia-Pacific Corp.	91,900	3,087,840
International Paper Co.	200,100	8,650,323
Common Stocks - continued
	Shares	Value (Note 1)
PAPER & FOREST PRODUCTS - CONTINUED
MeadWestvaco Corp.	71,137	$ 2,124,151
Weyerhaeuser Co.	110,600	6,857,200
TOTAL PAPER & FOREST PRODUCTS		20,758,532
SPECIALTY RETAIL - 0.1%
Boise Cascade Corp.	11,100	357,975
TOTAL COMMON STOCKS (Cost $267,323,399)		343,725,266
Money Market Funds - 3.4%

Fidelity Cash Central Fund, 1.33% (b)	10,852,614	10,852,614
Fidelity Securities Lending Cash Central Fund, 1.32% (b)(c)	1,294,425	1,294,425
TOTAL MONEY MARKET FUNDS (Cost $12,147,039)		12,147,039
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $279,470,438)		355,872,305
NET OTHER ASSETS - (0.2)%		(611,614)
NET ASSETS - 100%		$ 355,260,691
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	72.6%
United Kingdom	9.3%
Canada	9.2%
Netherlands Antilles	4.5%
France	2.7%
Cayman Islands	1.3%
Others (individually less than 1%)	0.4%
100.0%
Income Tax Information
At July 31, 2004, the fund had a capital loss carryforward of approximately $9,417,000 all of which will expire on July 31, 2011.

See accompanying notes which are an integral part of the financial statements.

Natural Resources

Advisor Natural Resources Fund

Financial Statements

Statement of Assets and Liabilities

July 31, 2004

Assets
Investment in securities, at value (including securities loaned of $1,278,212) (cost $279,470,438) - See accompanying schedule		$ 355,872,305
Cash		676
Receivable for investments sold		10,238,293
Receivable for fund shares sold		480,065
Dividends receivable		194,928
Interest receivable		13,767
Prepaid expenses		470
Other affiliated receivables		819
Other receivables		36,943
Total assets		366,838,266
Liabilities
Payable for investments purchased	$ 9,157,660
Payable for fund shares redeemed	609,326
Accrued management fee	167,266
Distribution fees payable	177,818
Other affiliated payables	100,898
Other payables and accrued expenses	70,182
Collateral on securities loaned, at value	1,294,425
Total liabilities		11,577,575

Net Assets		$ 355,260,691
Net Assets consist of:
Paid in capital		$ 289,836,735
Accumulated net investment loss		(82,794)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(10,895,112)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		76,401,862
Net Assets		$ 355,260,691
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($44,314,786 ÷ 1,521,788 shares)		$ 29.12
Maximum offering price per share (100/94.25 of $29.12)		$ 30.90
Class T: Net Asset Value and redemption price per share ($201,187,406 ÷ 6,816,021 shares)		$ 29.52
Maximum offering price per share (100/96.50 of $29.52)		$ 30.59
Class B: Net Asset Value and offering price per share ($68,346,895 ÷ 2,395,099 shares) A		$ 28.54
Class C: Net Asset Value and offering price per share ($37,205,971 ÷ 1,297,144 shares) A		$ 28.68
Institutional Class: Net Asset Value, offering price and redemption price per share ($4,205,633 ÷ 141,893 shares)		$ 29.64

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

Year ended July 31, 2004

Investment Income
Dividends		$ 4,599,259
Interest		95,168
Security lending		41,881
Total income		4,736,308

Expenses
Management fee	$ 1,741,552
Transfer agent fees	967,493
Distribution fees	1,860,886
Accounting and security lending fees	120,302
Non-interested trustees' compensation	1,595
Custodian fees and expenses	15,133
Registration fees	71,036
Audit	38,898
Legal	1,014
Miscellaneous	48,544
Total expenses before reductions	4,866,453
Expense reductions	(39,000)	4,827,453
Net investment income (loss)		(91,145)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	23,851,679
Foreign currency transactions	7,472
Total net realized gain (loss)		23,859,151
Change in net unrealized appreciation (depreciation) on: Investment securities	63,349,385
Assets and liabilities in foreign currencies	301
Total change in net unrealized appreciation (depreciation)		63,349,686
Net gain (loss)		87,208,837
Net increase (decrease) in net assets resulting from operations		$ 87,117,692
See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Natural Resources Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2004	Year ended July 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (91,145)	$ 921,486
Net realized gain (loss)	23,859,151	(8,227,381)
Change in net unrealized appreciation (depreciation)	63,349,686	23,378,509
Net increase (decrease) in net assets resulting from operations	87,117,692	16,072,614
Distributions to shareholders from net investment income	(681,969)	(648,436)
Share transactions - net increase (decrease)	16,197,507	(47,333,823)
Redemption fees	51,991	26,765
Total increase (decrease) in net assets	102,685,221	(31,882,880)

Net Assets
Beginning of period	252,575,470	284,458,350
End of period (including accumulated net investment loss of $82,794 and undistributed net investment income of $481,755, respectively)	$ 355,260,691	$ 252,575,470

Financial Highlights - Class A

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 21.65	$ 20.33	$ 26.42	$ 24.07	$ 21.98
Income from Investment Operations
Net investment income (loss) C	.07	.13	.15	.19	.10
Net realized and unrealized gain (loss)	7.50	1.30	(4.36)	2.34	2.06
Total from investment operations	7.57	1.43	(4.21)	2.53	2.16
Distributions from net investment income	(.10)	(.11)	(.18)	(.19)	(.08)
Distributions from net realized gain	-	-	(1.70)	-	-
Total distributions	(.10)	(.11)	(1.88)	(.19)	(.08)
Redemption fees added to paid in capital C	- E	- E	- E	.01	.01
Net asset value, end of period	$ 29.12	$ 21.65	$ 20.33	$ 26.42	$ 24.07
Total Return A, B	35.08%	7.07%	(16.92)%	10.56%	9.92%
Ratios to Average Net Assets D
Expenses before expense reductions	1.30%	1.36%	1.28%	1.23%	1.26%
Expenses net of voluntary waivers, if any	1.30%	1.36%	1.28%	1.23%	1.26%
Expenses net of all reductions	1.29%	1.32%	1.24%	1.18%	1.21%
Net investment income (loss)	.28%	.63%	.64%	.69%	.43%
Supplemental Data
Net assets, end of period (000 omitted)	$ 44,315	$ 21,798	$ 21,993	$ 21,849	$ 10,381
Portfolio turnover rate	40%	41%	85%	130%	90%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Natural Resources

Financial Highlights - Class T

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 21.97	$ 20.61	$ 26.73	$ 24.35	$ 22.21
Income from Investment Operations
Net investment income (loss) C	.03	.10	.11	.14	.06
Net realized and unrealized gain (loss)	7.60	1.32	(4.42)	2.36	2.08
Total from investment operations	7.63	1.42	(4.31)	2.50	2.14
Distributions from net investment income	(.08)	(.06)	(.11)	(.13)	(.01)
Distributions from net realized gain	-	-	(1.70)	-	-
Total distributions	(.08)	(.06)	(1.81)	(.13)	(.01)
Redemption fees added to paid in capital C	- E	- E	- E	.01	.01
Net asset value, end of period	$ 29.52	$ 21.97	$ 20.61	$ 26.73	$ 24.35
Total Return A, B	34.82%	6.91%	(17.07)%	10.32%	9.69%
Ratios to Average Net Assets D
Expenses before expense reductions	1.48%	1.50%	1.45%	1.41%	1.41%
Expenses net of voluntary waivers, if any	1.48%	1.50%	1.45%	1.41%	1.41%
Expenses net of all reductions	1.47%	1.47%	1.41%	1.37%	1.37%
Net investment income (loss)	.10%	.48%	.47%	.51%	.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 201,187	$ 155,249	$ 174,670	$ 253,062	$ 245,995
Portfolio turnover rate	40%	41%	85%	130%	90%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. E Amount represents less than $.01 per share.

Financial Highlights - Class B

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 21.28	$ 20.02	$ 26.04	$ 23.77	$ 21.78
Income from Investment Operations
Net investment income (loss) C	(.11)	(.01)	(.02)	(.01)	(.06)
Net realized and unrealized gain (loss)	7.37	1.27	(4.29)	2.31	2.04
Total from investment operations	7.26	1.26	(4.31)	2.30	1.98
Distributions from net investment income	-	-	(.01)	(.04)	-
Distributions from net realized gain	-	-	(1.70)	-	-
Total distributions	-	-	(1.71)	(.04)	-
Redemption fees added to paid in capital C	- E	- E	- E	.01	.01
Net asset value, end of period	$ 28.54	$ 21.28	$ 20.02	$ 26.04	$ 23.77
Total Return A, B	34.12%	6.29%	(17.51)%	9.72%	9.14%
Ratios to Average Net Assets D
Expenses before expense reductions	2.02%	2.06%	2.00%	1.95%	1.96%
Expenses net of voluntary waivers, if any	2.02%	2.06%	2.00%	1.95%	1.96%
Expenses net of all reductions	2.01%	2.02%	1.95%	1.91%	1.92%
Net investment income (loss)	(.44)%	(.07)%	(.07)%	(.03)%	(.28)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 68,347	$ 50,833	$ 58,656	$ 83,243	$ 50,685
Portfolio turnover rate	40%	41%	85%	130%	90%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 21.38	$ 20.10	$ 26.15	$ 23.88	$ 21.92
Income from Investment Operations
Net investment income (loss) C	(.10)	- E	(.01)	-E	(.05)
Net realized and unrealized gain (loss)	7.40	1.28	(4.32)	2.32	2.04
Total from investment operations	7.30	1.28	(4.33)	2.32	1.99
Distributions from net investment income	-	-	(.02)	(.06)	(.04)
Distributions from net realized gain	-	-	(1.70)	-	-
Total distributions	-	-	(1.72)	(.06)	(.04)
Redemption fees added to paid in capital C	- E	- E	- E	.01	.01
Net asset value, end of period	$ 28.68	$ 21.38	$ 20.10	$ 26.15	$ 23.88
Total Return A, B	34.14%	6.37%	(17.52)%	9.76%	9.15%
Ratios to Average Net Assets D
Expenses before expense reductions	1.99%	2.01%	1.96%	1.92%	1.91%
Expenses net of voluntary waivers, if any	1.99%	2.01%	1.96%	1.92%	1.91%
Expenses net of all reductions	1.97%	1.97%	1.92%	1.87%	1.87%
Net investment income (loss)	(.41)%	(.02)%	(.03)%	-	(.23)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 37,206	$ 22,044	$ 24,201	$ 29,699	$ 13,741
Portfolio turnover rate	40%	41%	85%	130%	90%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokrage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. E Amount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 22.03	$ 20.67	$ 26.82	$ 24.43	$ 22.28
Income from Investment Operations
Net investment income (loss) B	.18	.22	.23	.28	.19
Net realized and unrealized gain (loss)	7.62	1.32	(4.43)	2.37	2.07
Total from investment operations	7.80	1.54	(4.20)	2.65	2.26
Distributions from net investment income	(.19)	(.18)	(.25)	(.27)	(.13)
Distributions from net realized gain	-	-	(1.70)	-	-
Total distributions	(.19)	(.18)	(1.95)	(.27)	(.13)
Redemption fees added to paid in capital B	- D	- D	- D	.01	.02
Net asset value, end of period	$ 29.64	$ 22.03	$ 20.67	$ 26.82	$ 24.43
Total Return A	35.60%	7.51%	(16.64)%	10.90%	10.31%
Ratios to Average Net Assets C
Expenses before expense reductions	.90%	.95%	.93%	.88%	.86%
Expenses net of voluntary waivers, if any	.90%	.95%	.93%	.88%	.86%
Expenses net of all reductions	.89%	.91%	.89%	.84%	.82%
Net investment income (loss)	.68%	1.04%	.99%	1.04%	.82%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,206	$ 2,652	$ 4,938	$ 6,960	$ 3,470
Portfolio turnover rate	40%	41%	85%	130%	90%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. D Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Natural Resources

Notes to Financial Statements

For the period ended July 31, 2004

1. Significant Accounting Policies.

Fidelity Advisor Natural Resources Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 77,085,929	|
Unrealized depreciation	(2,244,282)
Net unrealized appreciation (depreciation)	74,841,647

Capital loss carryforward	(9,416,999)

Cost for federal income tax purposes	$ 281,030,658

The tax character of distributions paid was as follows:

	July 31, 2004	July 31, 2003

Ordinary Income	$ 681,969	$ 648,436

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $121,914,625 and $117,231,117, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 76,920	$ 48
Class T	.25%	.25%	897,022	11,122
Class B	.75%	.25%	611,696	458,773
Class C	.75%	.25%	275,248	52,636
			$ 1,860,886	$ 522,579

Natural Resources

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 43,377
Class T	21,176
Class B*	144,590
Class C*	4,128
$ 213,271

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 116,089.38
Class T	544,563.30
Class B	213,786.35
Class C	85,714.31
Institutional Class	7,341.22
	$ 967,493

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $95,144 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,710 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $39,000 for the period.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended July 31,
	2004	2003
From net investment income
Class A	$ 99,224	$ 122,749
Class T	560,230	484,682
Institutional Class	22,515	41,005
Total	$ 681,969	$ 648,436

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended July 31,		Years ended July 31,
	2004	2003	2004	2003
Class A
Shares sold	879,939	345,235	$ 23,517,820	$ 6,972,414
Reinvestment of distributions	3,715	5,188	87,332	105,443
Shares redeemed	(368,575)	(425,490)	(9,483,597)	(8,681,223)
Net increase (decrease)	515,079	(75,067)	$ 14,121,555	$ (1,603,366)
Class T
Shares sold	1,119,622	554,155	$ 29,514,297	$ 11,575,295
Reinvestment of distributions	22,018	21,538	522,475	445,500
Shares redeemed	(1,393,256)	(1,983,967)	(36,120,583)	(40,997,580)
Net increase (decrease)	(251,616)	(1,408,274)	$ (6,083,811)	$ (28,976,785)
Class B
Shares sold	634,362	269,444	$ 16,119,361	$ 5,459,915
Shares redeemed	(627,931)	(811,138)	(16,075,114)	(16,148,876)
Net increase (decrease)	6,431	(541,694)	$ 44,247	$ (10,688,961)
Class C
Shares sold	581,963	187,479	$ 15,409,819	$ 3,795,065
Shares redeemed	(315,706)	(360,375)	(7,916,650)	(7,275,416)
Net increase (decrease)	266,257	(172,896)	$ 7,493,169	$ (3,480,351)
Institutional Class
Shares sold	62,791	34,404	$ 1,688,343	$ 712,141
Reinvestment of distributions	613	1,446	14,771	29,777
Shares redeemed	(41,908)	(154,352)	(1,080,767)	(3,326,278)
Net increase (decrease)	21,496	(118,502)	$ 622,347	$ (2,584,360)

Natural Resources

Advisor Technology Fund - Institutional Class

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2004	Past 1 year	Past 5 years	Life of fundA
Institutional Class	5.22%	-8.74%	7.61%

A From September 3, 1996.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Technology Fund - Institutional Class on September 3, 1996, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Annual Report

Advisor Technology Fund - Institutional Class

Management's Discussion of Fund Performance

Comments from Sonu Kalra, Portfolio Manager of Fidelity® Advisor Technology Fund

U.S. equity markets reversed course during the 12 months that ended July 31, 2004. In the first half of the period, stocks rose as investors grew more confident about the recovering economy. Speculative, high-growth industries such as semiconductors and biotechnology led the charge early on. In the second half, though, the less glamorous but steadier growth of household and personal product companies, among others, gained favor against a backdrop of near-record-high prices for oil and gasoline, concerns about rising interest rates and threats of terrorism. The Standard & Poor's 500 SM Index - a popular benchmark of commonly held stocks - reflects the equity markets' reversal well. In the first six months of the period, the S&P 500 ® gained 15.23%. But the benchmark lost 1.78% in the second half of the period. For the 12 months overall, the S&P 500 climbed 13.17%. Meanwhile, the Dow Jones Industrial Average SM - a performance measure of 30 large-cap, blue-chip stocks - rose 12.11%, and the tech-heavy NASDAQ Composite ® Index returned 9.29%, despite losing 8.45% in the past six months.

For the 12 months ending July 31, 2004, the fund's Institutional Class shares returned 5.22%, trailing both the 9.15% return of the Goldman Sachs ® Technology Index and the Standard & Poor's 500 Index. Versus the Goldman Sachs index, the fund was particularly hurt by an overweighting and unfavorable stock picking in semiconductors. Agere Systems, a maker of chips for handsets and computer disk drives, was the fund's largest detractor in absolute terms and relative to its sector index. Also detracting from absolute performance was the fund's second-largest holding, Intel, which encountered some problems migrating to its new 90-nanometer semiconductor production technology. On the other hand, my picks in computer hardware and an overweighting in wireless telecommunication equipment aided performance compared with the Goldman Sachs index. Wireless handset maker Motorola was the fund's largest contributor, as a number of the company's handset products logged healthy sales during the period. Another contributor was wireless infrastructure stock LM Ericsson, which benefited from increasing competition among wireless service providers to improve their network quality.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Technology Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2004 to July 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2004	Ending Account Value July 31, 2004	Expenses Paid During Period * February 1, 2004 to July 31, 2004
Class A
Actual	$ 1,000.00	$ 840.60	$ 6.68
Hypothetical A	$ 1,000.00	$ 1,017.65	$ 7.35
Class T
Actual	$ 1,000.00	$ 840.00	$ 7.55
Hypothetical A	$ 1,000.00	$ 1,016.69	$ 8.31
Class B
Actual	$ 1,000.00	$ 837.50	$ 10.14
Hypothetical A	$ 1,000.00	$ 1,013.82	$ 11.18
Class C
Actual	$ 1,000.00	$ 838.20	$ 9.83
Hypothetical A	$ 1,000.00	$ 1,014.18	$ 10.82
Institutional
Actual	$ 1,000.00	$ 843.30	$ 4.40
Hypothetical A	$ 1,000.00	$ 1,020.17	$ 4.83

A 5% return per year before expenses.

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.46%
Class T	1.65%
Class B	2.22%
Class C	2.15%
Institutional	.96%

Annual Report

Advisor Technology Fund

Investment Summary

Top Ten Stocks as of July 31, 2004
% of fund's net assets
Microsoft Corp.	10.3
Intel Corp.	9.1
Cisco Systems, Inc.	8.8
Dell, Inc.	7.4
EMC Corp.	4.7
Micron Technology, Inc.	2.5
National Semiconductor Corp.	2.5
Analog Devices, Inc.	2.2
Applied Materials, Inc.	2.1
QUALCOMM, Inc.	2.0
51.6
Top Industries as of July 31, 2004
% of fund's net assets
Semiconductors & Semiconductor Equipment	32.2%
Communications Equipment	20.1%
Computers & Peripherals	18.8%
Software	18.5%
Internet Software & Services	3.2%
All Others *	7.2%

* Includes short-term investments and net other assets.

Annual Report

Advisor Technology Fund

Investments July 31, 2004

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value (Note 1)
COMMERCIAL SERVICES & SUPPLIES - 0.3%
Monster Worldwide, Inc. (a)	147,600	$ 3,260,484
COMMUNICATIONS EQUIPMENT - 20.1%
ADC Telecommunications, Inc. (a)	1,004,500	2,410,800
Alcatel SA sponsored ADR (a)	811,500	10,500,810
Avaya, Inc. (a)	718,500	10,526,025
Brocade Communications Systems, Inc. (a)	140,800	678,656
CIENA Corp. (a)	1,040,500	2,934,210
Cisco Systems, Inc. (a)	4,119,700	85,936,942
Comverse Technology, Inc. (a)	237,000	4,043,220
Corning, Inc. (a)	385,000	4,758,600
Emulex Corp. (a)	330,500	3,566,095
Enterasys Networks, Inc. (a)	966,100	1,623,048
Extreme Networks, Inc. (a)	453,700	2,459,054
F5 Networks, Inc. (a)	57,100	1,495,449
Foundry Networks, Inc. (a)	120,500	1,236,330
ITF Optical Technologies, Inc. Series A (d)	34,084	42,605
Juniper Networks, Inc. (a)	85,646	1,966,432
Marconi Corp. PLC (a)	434,833	4,949,079
McDATA Corp. Class A (a)	631,000	3,249,650
Motorola, Inc.	782,300	12,462,039
Nortel Networks Corp. (a)	236,300	864,859
Oplink Communications, Inc. (a)	459,100	821,789
OZ Optics Ltd. unit (d)	68,000	1,003,000
Plantronics, Inc. (a)	25,200	974,736
Powerwave Technologies, Inc. (a)	411,300	2,278,602
QLogic Corp. (a)	64,900	1,586,805
QUALCOMM, Inc.	290,600	20,074,648
Research in Motion Ltd. (a)	61,800	3,821,674
Scientific-Atlanta, Inc.	180,400	5,547,300
SiRF Technology Holdings, Inc.	700	7,833
Sonus Networks, Inc. (a)	43,500	221,415
Telefonaktiebolaget LM Ericsson ADR (a)	128,300	3,426,893
WJ Communications, Inc. (a)	604,100	1,576,701
TOTAL COMMUNICATIONS EQUIPMENT		197,045,299
COMPUTERS & PERIPHERALS - 18.8%
Apple Computer, Inc. (a)	384,000	12,418,560
Compal Electronics, Inc.	1,804,000	1,799,223
Dell, Inc. (a)	2,057,100	72,965,337
Dot Hill Systems Corp. (a)	493,000	4,091,900
EMC Corp. (a)	4,190,072	45,965,090
Gateway, Inc. (a)	219,700	988,650
Hutchinson Technology, Inc. (a)	18,500	411,995
International Business Machines Corp.	164,700	14,340,429
Lexmark International, Inc. Class A (a)	81,600	7,221,600
Network Appliance, Inc. (a)	108,900	2,102,859
PalmOne, Inc. (a)	139,868	5,625,491
Quanta Computer, Inc.	1,738,237	2,812,681
Storage Technology Corp. (a)	81,600	2,035,920
Sun Microsystems, Inc. (a)	1,613,000	6,371,350

	Shares	Value (Note 1)
Synaptics, Inc. (a)	78,000	$ 1,153,620
Western Digital Corp. (a)	536,300	3,759,463
TOTAL COMPUTERS & PERIPHERALS		184,064,168
ELECTRICAL EQUIPMENT - 0.2%
BYD Co. Ltd. (H Shares)	623,000	1,781,152
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.6%
Arrow Electronics, Inc. (a)	104,200	2,465,372
Avnet, Inc. (a)	119,500	2,320,690
Benchmark Electronics, Inc. (a)	81,400	2,326,412
Flextronics International Ltd. (a)	216,300	2,718,891
Hon Hai Precision Industries Co. Ltd.	1,038,665	3,743,350
Phoenix Precision Technology Corp. (a)	787	364
Photon Dynamics, Inc. (a)	58,600	1,610,914
Symbol Technologies, Inc.	350,500	4,588,045
Vishay Intertechnology, Inc. (a)	267,300	4,143,150
Xyratex Ltd.	120,000	1,098,000
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		25,015,188
HOUSEHOLD DURABLES - 0.4%
Harman International Industries, Inc.	22,300	1,911,779
ReignCom Ltd.	24,592	435,340
Sony Corp. sponsored ADR	39,200	1,358,280
TOTAL HOUSEHOLD DURABLES		3,705,399
INTERNET & CATALOG RETAIL - 0.6%
Amazon.com, Inc. (a)	92,500	3,600,100
eBay, Inc. (a)	22,200	1,738,926
Netflix, Inc. (a)	48,500	994,250
TOTAL INTERNET & CATALOG RETAIL		6,333,276
INTERNET SOFTWARE & SERVICES - 3.2%
Akamai Technologies, Inc. (a)	148,700	2,220,091
EarthLink, Inc. (a)	212,900	2,101,323
Openwave Systems, Inc. (a)	205,466	2,336,148
United Online, Inc. (a)	306,650	4,783,740
Yahoo!, Inc. (a)	631,800	19,459,440
TOTAL INTERNET SOFTWARE & SERVICES		30,900,742
IT SERVICES - 0.5%
Ceridian Corp. (a)	118,200	2,127,600
Infosys Technologies Ltd. sponsored ADR	46,200	2,321,550
Kanbay International, Inc.	6,500	100,815
TOTAL IT SERVICES		4,549,965
OFFICE ELECTRONICS - 0.2%
Canon, Inc.	45,000	2,205,000
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 32.2%
Altera Corp. (a)	217,400	4,526,268
Common Stocks - continued
	Shares	Value (Note 1)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Analog Devices, Inc.	548,600	$ 21,779,420
Applied Materials, Inc. (a)	1,203,700	20,426,789
ATI Technologies, Inc. (a)	67,200	1,074,290
ATMI, Inc. (a)	171,700	3,495,812
Axcelis Technologies, Inc. (a)	94,600	882,618
Broadcom Corp. Class A (a)	68,500	2,422,160
Conexant Systems, Inc. (a)	1,332,742	2,119,060
Cypress Semiconductor Corp. (a)	321,200	3,642,408
Fairchild Semiconductor International, Inc. (a)	342,600	5,032,794
FormFactor, Inc.	105,500	2,118,440
Freescale Semiconductor, Inc. Class A	189,900	2,668,095
Infineon Technologies AG sponsored ADR (a)	209,600	2,297,216
Integrated Circuit Systems, Inc. (a)	676,100	16,172,312
Integrated Device Technology, Inc. (a)	459,700	5,254,371
Intel Corp.	3,657,400	89,167,412
International Rectifier Corp. (a)	122,800	4,813,760
Intersil Corp. Class A	343,500	6,310,095
KLA-Tencor Corp. (a)	413,000	17,019,730
Lam Research Corp. (a)	90,200	2,151,270
Lattice Semiconductor Corp. (a)	312,400	1,530,760
Linear Technology Corp.	37,100	1,450,610
LSI Logic Corp. (a)	74,900	381,241
Micron Technology, Inc. (a)	1,839,300	24,885,729
National Semiconductor Corp. (a)	1,438,700	24,673,705
Omnivision Technologies, Inc. (a)	237,500	2,797,750
ON Semiconductor Corp. (a)	471,800	1,887,200
PMC-Sierra, Inc. (a)	69,800	829,224
Samsung Electronics Co. Ltd.	12,341	4,411,655
Silicon Image, Inc. (a)	294,000	3,525,060
Taiwan Semiconductor Manufacturing Co. Ltd.	725,591	915,794
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	920,069	6,550,891
Teradyne, Inc. (a)	662,600	11,330,460
Texas Instruments, Inc.	234,700	5,006,151
Tower Semicondutor Ltd. (a)	90,500	352,950
United Microelectronics Corp. sponsored ADR (a)	1,345,627	4,978,820
Varian Semiconductor Equipment Associates, Inc. (a)	32,700	976,749
Xilinx, Inc.	206,000	6,062,580
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		315,921,649
SOFTWARE - 18.5%
Amdocs Ltd. (a)	210,100	4,559,170
Cadence Design Systems, Inc. (a)	474,700	6,394,209
Lawson Software, Inc. (a)	149,200	1,059,320
Microsoft Corp.	3,534,300	100,586,179
Oracle Corp. (a)	1,801,800	18,936,918
Quest Software, Inc. (a)	675,600	8,147,736

	Shares	Value (Note 1)
RADWARE Ltd. (a)	83,400	$ 1,491,192
Red Hat, Inc. (a)	609,100	10,427,792
Salesforce.com, Inc.	700	9,107
SAP AG sponsored ADR	62,200	2,488,622
Siebel Systems, Inc. (a)	469,700	3,785,782
Symantec Corp. (a)	99,500	4,652,620
Synopsys, Inc. (a)	257,800	6,519,762
THQ, Inc. (a)	104,500	1,990,725
VERITAS Software Corp. (a)	523,900	9,985,534
TOTAL SOFTWARE		181,034,668
SPECIALTY RETAIL - 0.2%
Best Buy Co., Inc.	47,500	2,287,600
WIRELESS TELECOMMUNICATION SERVICES - 0.4%
American Tower Corp. Class A (a)	88,700	1,282,602
Nextel Communications, Inc. Class A (a)	95,700	2,178,132
TOTAL WIRELESS TELECOMMUNICATION SERVICES		3,460,734
TOTAL COMMON STOCKS (Cost $1,004,951,202)		961,565,324
Convertible Preferred Stocks - 0.0%

COMMUNICATIONS EQUIPMENT - 0.0%
Chorum Technologies, Inc. Series E (a)(d)	17,200	7,224
Procket Networks, Inc. Series C (d)	276,000	3
TOTAL COMMUNICATIONS EQUIPMENT		7,227
SOFTWARE - 0.0%
Monterey Design Systems Series E (d)	342,000	171,000
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $4,786,591)		178,227
Money Market Funds - 2.9%

Fidelity Cash Central Fund, 1.33% (b)	18,822,396	18,822,396
Fidelity Securities Lending Cash Central Fund, 1.32% (b)(c)	9,361,175	9,361,175
TOTAL MONEY MARKET FUNDS (Cost $28,183,571)		28,183,571
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $1,037,921,364)		989,927,122
NET OTHER ASSETS - (1.1)%		(10,301,811)
NET ASSETS - 100%		$ 979,625,311
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,223,832 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Chorum Technologies, Inc. Series E	9/19/00	$ 296,528
ITF Optical Technologies, Inc. Series A	10/11/00	$ 1,711,500
Monterey Design Systems Series E	11/1/00	$ 1,795,500
OZ Optics Ltd. unit	8/18/00	$ 1,003,680
Procket Networks, Inc. Series C	11/15/00 - 12/26/00	$ 2,725,776
Income Tax Information
At July 31, 2004, the fund had a capital loss carryforward of approximately $1,724,899,000 of which $1,225,092,000 and $499,807,000 will expire on July 31, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Technology Fund

Financial Statements

Statement of Assets and Liabilities

July 31, 2004

Assets
Investment in securities, at value (including securities loaned of $8,904,160) (cost $1,037,921,364) - See accompanying schedule		$ 989,927,122
Foreign currency held at value (cost $2,385,576)		2,363,062
Receivable for investments sold		7,010,999
Receivable for fund shares sold		421,748
Dividends receivable		140,002
Interest receivable		11,555
Prepaid expenses		1,983
Other affiliated receivables		1,179
Other receivables		164,394
Total assets		1,000,042,044
Liabilities
Payable for investments purchased	$ 5,478,287
Payable for fund shares redeemed	3,671,594
Accrued management fee	480,078
Distribution fees payable	592,617
Other affiliated payables	484,519
Other payables and accrued expenses	348,463
Collateral on securities loaned, at value	9,361,175
Total liabilities		20,416,733
Net Assets		$ 979,625,311
Net Assets consist of:
Paid in capital		$ 2,740,365,048
Accumulated net investment loss		(843)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,712,721,019)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(48,017,875)
Net Assets		$ 979,625,311
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($123,389,101 ÷ 8,826,208 shares)		$ 13.98
Maximum offering price per share (100/94.25 of $13.98)		$ 14.83
Class T: Net Asset Value and redemption price per share ($363,398,740 ÷ 26,411,548 shares)		$ 13.76
Maximum offering price per share (100/96.50 of $13.76)		$ 14.26
Class B: Net Asset Value and offering price per share ($355,927,162 ÷ 26,856,711 shares) A		$ 13.25
Class C: Net Asset Value and offering price per share ($125,926,418 ÷ 9,462,950 shares) A		$ 13.31
Institutional: Net Asset Value, offering price and redemption price per share ($10,983,890 ÷ 767,212 shares)		$ 14.32

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

Year ended July 31, 2004

Investment Income
Dividends		$ 2,757,608
Interest		146,034
Security lending		127,089
		3,030,731
Less foreign taxes withheld		(188,972)
Total income		2,841,759

Expenses
Management fee	$ 6,644,571
Transfer agent fees	5,805,763
Distribution fees	8,245,958
Accounting and security lending fees	353,493
Non-interested trustees' compensation	6,380
Custodian fees and expenses	72,278
Registration fees	76,192
Audit	44,891
Legal	4,247
Miscellaneous	365,028
Total expenses before reductions	21,618,801
Expense reductions	(1,076,398)	20,542,403
Net investment income (loss)		(17,700,644)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	172,501,785
Foreign currency transactions	(15,278)
Total net realized gain (loss)		172,486,507
Change in net unrealized appreciation (depreciation) on: Investment securities	(101,929,036)
Assets and liabilities in foreign currencies	(22,485)
Total change in net unrealized appreciation (depreciation)		(101,951,521)
Net gain (loss)		70,534,986
Net increase (decrease) in net assets resulting from operations		$ 52,834,342

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Technology Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2004	Year ended July 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (17,700,644)	$ (12,623,914)
Net realized gain (loss)	172,486,507	(113,015,425)
Change in net unrealized appreciation (depreciation)	(101,951,521)	376,634,726
Net increase (decrease) in net assets resulting from operations	52,834,342	250,995,387
Share transactions - net increase (decrease)	(107,215,077)	(93,098,351)
Redemption fees	148,216	149,242
Total increase (decrease) in net assets	(54,232,519)	158,046,278

Net Assets
Beginning of period	1,033,857,830	875,811,552
End of period (including accumulated net investment loss of $843 and $0, respectively)	$ 979,625,311	$ 1,033,857,830

Financial Highlights - Class A

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.36	$ 10.03	$ 17.76	$ 36.23	$ 24.95
Income from Investment Operations
Net investment income (loss) C	(.17)	(.11)	(.15)	(.17)	(.19)
Net realized and unrealized gain (loss)	.79	3.44	(7.58)	(16.67)	13.04
Total from investment operations	.62	3.33	(7.73)	(16.84)	12.85
Distributions from net realized gain	-	-	-	(1.63)	(1.58)
Redemption fees added to paid in capital C	- E	- E	- E	- E	.01
Net asset value, end of period	$ 13.98	$ 13.36	$ 10.03	$ 17.76	$ 36.23
Total Return A, B	4.64%	33.20%	(43.52)%	(48.83)%	53.76%
Ratios to Average Net Assets D
Expenses before expense reductions	1.44%	1.70%	1.53%	1.23%	1.16%
Expenses net of voluntary waivers, if any	1.44%	1.59%	1.51%	1.23%	1.16%
Expenses net of all reductions	1.35%	1.38%	1.43%	1.21%	1.15%
Net investment income (loss)	(1.10)%	(1.03)%	(1.07)%	(.68)%	(.55)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 123,389	$ 123,604	$ 101,649	$ 211,429	$ 388,756
Portfolio turnover rate	105%	140%	164%	181%	125%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Technology

Financial Highlights - Class T

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.17	$ 9.91	$ 17.59	$ 35.95	$ 24.76
Income from Investment Operations
Net investment income (loss) C	(.19)	(.14)	(.18)	(.22)	(.27)
Net realized and unrealized gain (loss)	.78	3.40	(7.50)	(16.55)	12.96
Total from investment operations	.59	3.26	(7.68)	(16.77)	12.69
Distributions from net realized gain	-	-	-	(1.59)	(1.51)
Redemption fees added to paid in capital C	- E	- E	- E	- E	.01
Net asset value, end of period	$ 13.76	$ 13.17	$ 9.91	$ 17.59	$ 35.95
Total Return A, B	4.48%	32.90%	(43.66)%	(48.96)%	53.41%
Ratios to Average Net Assets D
Expenses before expense reductions	1.62%	1.85%	1.70%	1.43%	1.38%
Expenses net of voluntary waivers, if any	1.62%	1.83%	1.70%	1.43%	1.38%
Expenses net of all reductions	1.53%	1.63%	1.62%	1.41%	1.37%
Net investment income (loss)	(1.28)%	(1.28)%	(1.26)%	(.88)%	(.77)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 363,399	$ 367,257	$ 302,657	$ 645,015	$ 1,286,376
Portfolio turnover rate	105%	140%	164%	181%	125%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. E Amount represents less than $.01 per share.

Financial Highlights - Class B

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 12.76	$ 9.64	$ 17.21	$ 35.33	$ 24.44
Income from Investment Operations
Net investment income (loss) C	(.27)	(.17)	(.25)	(.35)	(.45)
Net realized and unrealized gain (loss)	.76	3.29	(7.32)	(16.27)	12.78
Total from investment operations	.49	3.12	(7.57)	(16.62)	12.33
Distributions from net realized gain	-	-	-	(1.50)	(1.45)
Redemption fees added to paid in capital C	- E	- E	- E	- E	.01
Net asset value, end of period	$ 13.25	$ 12.76	$ 9.64	$ 17.21	$ 35.33
Total Return A, B	3.84%	32.37%	(43.99)%	(49.28)%	52.57%
Ratios to Average Net Assets D
Expenses before expense reductions	2.21%	2.38%	2.28%	1.98%	1.91%
Expenses net of voluntary waivers, if any	2.21%	2.25%	2.25%	1.98%	1.91%
Expenses net of all reductions	2.12%	2.05%	2.18%	1.96%	1.91%
Net investment income (loss)	(1.87)%	(1.69)%	(1.81)%	(1.43)%	(1.30)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 355,927	$ 391,832	$ 337,976	$ 729,518	$ 1,372,523
Portfolio turnover rate	105%	140%	164%	181%	125%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 12.80	$ 9.67	$ 17.25	$ 35.39	$ 24.49
Income from Investment Operations
Net investment income (loss) C	(.26)	(.17)	(.24)	(.33)	(.44)
Net realized and unrealized gain (loss)	.77	3.30	(7.34)	(16.30)	12.80
Total from investment operations	.51	3.13	(7.58)	(16.63)	12.36
Distributions from net realized gain	-	-	-	(1.51)	(1.47)
Redemption fees added to paid in capital C	- E	- E	- E	- E	.01
Net asset value, end of period	$ 13.31	$ 12.80	$ 9.67	$ 17.25	$ 35.39
Total Return A, B	3.98%	32.37%	(43.94)%	(49.24)%	52.60%
Ratios to Average Net Assets D
Expenses before expense reductions	2.13%	2.28%	2.18%	1.94%	1.89%
Expenses net of voluntary waivers, if any	2.13%	2.25%	2.18%	1.94%	1.89%
Expenses net of all reductions	2.04%	2.05%	2.11%	1.91%	1.89%
Net investment income (loss)	(1.79)%	(1.69)%	(1.74)%	(1.38)%	(1.28)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 125,926	$ 139,654	$ 123,034	$ 269,563	$ 472,462
Portfolio turnover rate	105%	140%	164%	181%	125%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. E Amount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.61	$ 10.15	$ 17.90	$ 36.43	$ 25.05
Income from Investment Operations
Net investment income (loss) B	(.09)	(.05)	(.08)	(.08)	(.09)
Net realized and unrealized gain (loss)	.80	3.51	(7.67)	(16.78)	13.08
Total from investment operations	.71	3.46	(7.75)	(16.86)	12.99
Distributions from net realized gain	-	-	-	(1.67)	(1.62)
Redemption fees added to paid in capital B	- D	- D	- D	- D	.01
Net asset value, end of period	$ 14.32	$ 13.61	$ 10.15	$ 17.90	$ 36.43
Total Return A	5.22%	34.09%	(43.30)%	(48.67)%	54.16%
Ratios to Average Net Assets C
Expenses before expense reductions	.93%	.99%	1.00%	.86%	.87%
Expenses net of voluntary waivers, if any	.93%	.99%	1.00%	.86%	.87%
Expenses net of all reductions	.84%	.79%	.92%	.84%	.87%
Net investment income (loss)	(.59)%	(.43)%	(.56)%	(.31)%	(.26)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,984	$ 11,511	$ 10,495	$ 24,084	$ 63,957
Portfolio turnover rate	105%	140%	164%	181%	125%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. D Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Technology

Notes to Financial Statements

For the period ended July 31, 2004

1. Significant Accounting Policies.

Fidelity Advisor Technology Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 96,960,320
Unrealized depreciation	(132,800,206)
Net unrealized appreciation (depreciation)	(35,839,886)
Capital loss carryforward	(1,724,899,006)

Cost for federal income tax purposes	$ 1,025,767,008

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,176,959,390 and $1,288,618,867, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 350,489	$ 829
Class T	.25%	.25%	2,098,398	520
Class B	.75%	.25%	4,273,239	3,205,356
Class C	.75%	.25%	1,523,832	133,584
			$ 8,245,958	$ 3,340,289

Technology

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 64,357
Class T	54,391
Class B*	1,047,655
Class C*	21,340
$ 1,187,743

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 747,300.53
Class T	1,937,409.46
Class B	2,363,931.55
Class C	721,604.47
Institutional Class	35,519.28
	$ 5,805,763

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $141,803 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $432,300 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned

Annual Report

Notes to Financial Statements - continued

6. Security Lending - continued

because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $1,075,980 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $418.

8. Other Information.

At the end of the period, one otherwise unaffiliated shareholder was the owner of record of 12% of the total outstanding shares of the fund.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended July 31,		Years ended July 31,
	2004	2003	2004	2003
Class A
Shares sold	1,949,432	1,802,585	$ 30,174,313	$ 19,778,045
Shares redeemed	(2,376,787)	(2,687,789)	(36,367,643)	(28,008,624)
Net increase (decrease)	(427,355)	(885,204)	$ (6,193,330)	$ (8,230,579)
Class T
Shares sold	6,284,281	6,499,652	$ 95,617,905	$ 69,995,024
Shares redeemed	(7,757,438)	(9,153,206)	(117,704,082)	(94,351,747)
Net increase (decrease)	(1,473,157)	(2,653,554)	$ (22,086,177)	$ (24,356,723)
Class B
Shares sold	1,611,188	2,551,777	$ 23,596,499	$ 26,996,352
Shares redeemed	(5,460,468)	(6,904,437)	(80,101,949)	(68,882,635)
Net increase (decrease)	(3,849,280)	(4,352,660)	$ (56,505,450)	$ (41,886,283)
Class C
Shares sold	1,207,664	1,584,472	$ 17,854,754	$ 17,036,571
Shares redeemed	(2,652,498)	(3,396,214)	(39,082,309)	(33,826,918)
Net increase (decrease)	(1,444,834)	(1,811,742)	$ (21,227,555)	$ (16,790,347)
Institutional Class
Shares sold	171,199	212,132	$ 2,734,772	$ 2,356,185
Shares redeemed	(249,741)	(400,084)	(3,937,337)	(4,190,604)
Net increase (decrease)	(78,542)	(187,952)	$ (1,202,565)	$ (1,834,419)

Technology

Advisor Telecommunications & Utilities Growth Fund - Institutional Class

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2004	Past 1 year	Past 5 years	Life of fundA
Institutional Class	18.14%	-7.42%	6.85%

A From September 3, 1996.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Telecommunications & Utilities Growth Fund - Institutional Class on September 3, 1996, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Annual Report

Advisor Telecommunications & Utilities Growth Fund - Institutional Class

Management's Discussion of Fund Performance

Comments from Brian Younger, Portfolio Manager of Fidelity® Advisor Telecommunications & Utilities Growth Fund

U.S. equity markets reversed course during the 12 months that ended July 31, 2004. In the first half of the period, stocks rose as investors grew more confident about the recovering economy. Speculative, high-growth industries such as semiconductors and biotechnology led the charge early on. In the second half, though, the less glamorous but steadier growth of household and personal product companies, among others, gained favor against a backdrop of near-record-high prices for oil and gasoline, concerns about rising interest rates and threats of terrorism. The Standard & Poor's 500SM Index - a popular benchmark of commonly held stocks - reflects the equity markets' reversal well. In the first six months of the period, the S&P 500® gained 15.23%. But the benchmark lost 1.78% in the second half of the period. For the 12 months overall, the S&P 500 climbed 13.17%. Meanwhile, the Dow Jones Industrial AverageSM - a performance measure of 30 large-cap, blue-chip stocks - rose 12.11%, and the tech-heavy NASDAQ Composite® Index returned 9.29%, despite losing 8.45% in the past six months.

For the 12 months that ended July 31, 2004, the fund's Institutional Class shares returned 18.14%. These returns were in line with the Goldman Sachs® Utilities Index, which gained 18.08%, and ahead of the S&P 500. Utilities benefited as investors grew more risk averse and moved into safer-haven sectors. Strong stock selection within electric utilities and wireline telecommunications aided relative performance, while disappointing stock picks in broadcasting and wireless telecom hurt. The fund's best performers were TXU, a regulated utility with better-than-expected financial results, and AES, an electric wholesaler benefiting from debt reductions and turnarounds in its Latin American markets. Regional Bell Operating Companies such as Verizon Communications were strong absolute performers, but modest relative detractors because of the fund's overweighting in them early in the period when they were not performing as well. The fund suffered from investing in EchoStar Communications, a satellite television stock that fell as investors worried about increased cable competition. The fund also was hurt by not owning enough of AT&T Wireless, which rallied strongly after Cingular's acquisition announcement.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Telecommunications & Utilities Growth Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2004 to July 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2004	Ending Account Value July 31, 2004	Expenses Paid During Period* February 1, 2004 to July 31, 2004
Class A
Actual	$ 1,000.00	$ 1,040.40	$ 7.61
HypotheticalA	$ 1,000.00	$ 1,017.45	$ 7.55
Class T
Actual	$ 1,000.00	$ 1,039.70	$ 8.87
HypotheticalA	$ 1,000.00	$ 1,016.19	$ 8.81
Class B
Actual	$ 1,000.00	$ 1,036.80	$ 11.39
HypotheticalA	$ 1,000.00	$ 1,013.67	$ 11.33
Class C
Actual	$ 1,000.00	$ 1,037.70	$ 10.89
HypotheticalA	$ 1,000.00	$ 1,014.18	$ 10.82
Institutional
Actual	$ 1,000.00	$ 1,042.70	$ 5.43
HypotheticalA	$ 1,000.00	$ 1,019.61	$ 5.39

A 5% return per year before expenses.

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.50%
Class T	1.75%
Class B	2.25%
Class C	2.15%
Institutional	1.07%

Annual Report

Advisor Telecommunications & Utilities Growth Fund

Investment Summary

Top Ten Stocks as of July 31, 2004
% of fund's net assets
Verizon Communications, Inc.	10.9
SBC Communications, Inc.	10.3
BellSouth Corp.	9.5
TXU Corp.	7.1
Nextel Communications, Inc. Class A	6.3
EchoStar Communications Corp. Class A	5.5
AT&T Wireless Services, Inc.	4.9
Citizens Communications Co.	4.7
FirstEnergy Corp.	4.5
Dominion Resources, Inc.	4.0
67.7
Top Industries as of July 31, 2004
% of fund's net assets
Diversified Telecommunication Services	39.5%
Electric Utilities	23.4%
Wireless Telecommunication Services	19.5%
Media	7.9%
Multi-Utilities & Unregulated Power	7.6%
All Others*	2.1%

* Includes short-term investments and net other assets.

Annual Report

Advisor Telecommunications & Utilities Growth Fund

Investments July 31, 2004

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value (Note 1)
COMMUNICATIONS EQUIPMENT - 0.0%
SiRF Technology Holdings, Inc.	200	$ 2,238
CONSTRUCTION & ENGINEERING - 0.6%
Dycom Industries, Inc. (a)	41,200	1,109,928
DIVERSIFIED TELECOMMUNICATION SERVICES - 39.5%
ALLTEL Corp.	20,700	1,076,400
BellSouth Corp.	689,300	18,673,137
Citizens Communications Co. (a)	645,300	9,292,320
Covad Communications Group, Inc. (a)	400	760
Qwest Communications International, Inc. (a)	1,149,000	4,469,610
SBC Communications, Inc.	801,600	20,312,544
Sprint Corp. - FON Group	135,200	2,525,536
Verizon Communications, Inc.	558,000	21,505,320
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		77,855,627
ELECTRIC UTILITIES - 23.4%
Black Hills Corp.	6,500	179,530
Entergy Corp.	89,800	5,163,500
Exelon Corp.	40,800	1,423,920
FirstEnergy Corp.	229,500	8,973,450
PG&E Corp. (a)	266,400	7,603,056
PPL Corp.	75,300	3,490,155
TXU Corp.	353,500	14,019,810
Westar Energy, Inc.	14,700	296,499
Wisconsin Energy Corp.	159,600	5,131,140
TOTAL ELECTRIC UTILITIES		46,281,060
GAS UTILITIES - 0.7%
KeySpan Corp.	33,900	1,220,061
UGI Corp.	6,200	200,818
TOTAL GAS UTILITIES		1,420,879
INDUSTRIAL CONGLOMERATES - 0.1%
Allete, Inc.	5,900	163,548
MEDIA - 7.9%
EchoStar Communications Corp. Class A (a)	393,800	10,916,136
The DIRECTV Group, Inc. (a)	268,924	4,359,258
XM Satellite Radio Holdings, Inc. Class A (a)	13,900	366,821
TOTAL MEDIA		15,642,215
MULTI-UTILITIES & UNREGULATED POWER - 7.6%
AES Corp. (a)	81,700	788,405
Constellation Energy Group, Inc.	65,400	2,521,170
Dominion Resources, Inc.	125,800	7,983,268
Energen Corp.	3,500	165,725

	Shares	Value (Note 1)
Equitable Resources, Inc.	12,000	$ 615,360
SCANA Corp.	36,900	1,351,278
Sierra Pacific Resources (a)	203,400	1,671,948
TOTAL MULTI-UTILITIES & UNREGULATED POWER		15,097,154
WATER UTILITIES - 0.2%
Aqua America, Inc.	17,194	334,423
WIRELESS TELECOMMUNICATION SERVICES - 19.5%
American Tower Corp. Class A (a)	361,600	5,228,736
AT&T Wireless Services, Inc. (a)	669,900	9,673,356
Crown Castle International Corp. (a)	154,800	2,185,776
Nextel Communications, Inc. Class A (a)	550,100	12,520,276
Nextel Partners, Inc. Class A (a)	165,400	2,657,978
NII Holdings, Inc. (a)	76,200	2,897,124
SpectraSite, Inc. (a)	38,400	1,651,200
Western Wireless Corp. Class A (a)	63,740	1,682,099
TOTAL WIRELESS TELECOMMUNICATION SERVICES		38,496,545
TOTAL COMMON STOCKS (Cost $176,879,589)		196,403,617
Money Market Funds - 1.0%

Fidelity Cash Central Fund, 1.33% (b)	553,962	553,962
Fidelity Securities Lending Cash Central Fund, 1.32% (b)(c)	1,377,000	1,377,000
TOTAL MONEY MARKET FUNDS (Cost $1,930,962)		1,930,962
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $178,810,551)		198,334,579
NET OTHER ASSETS - (0.5)%		(1,058,604)
NET ASSETS - 100%		$ 197,275,975
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
Income Tax Information
At July 31, 2004, the fund had a capital loss carryforward of approximately $352,944,000 of which $57,788,000, $140,743,000 and $154,413,000 will expire on July 31, 2009, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Telecommunications & Utilities Growth Fund

Financial Statements

Statement of Assets and Liabilities

July 31, 2004
Assets
Investment in securities, at value (including securities loaned of $1,331,640) (cost $178,810,551) - See accompanying schedule		$ 198,334,579
Receivable for investments sold		1,898,313
Receivable for fund shares sold		61,128
Dividends receivable		704,188
Interest receivable		286
Prepaid expenses		386
Receivable from investment adviser for expense reductions		16,503
Other affiliated receivables		114
Other receivables		8,811
Total assets		201,024,308
Liabilities
Payable for investments purchased	$ 1,476,579
Payable for fund shares redeemed	486,938
Accrued management fee	94,111
Distribution fees payable	126,114
Other affiliated payables	92,049
Other payables and accrued expenses	95,542
Collateral on securities loaned, at value	1,377,000
Total liabilities		3,748,333

Net Assets		$ 197,275,975
Net Assets consist of:
Paid in capital		$ 534,363,422
Undistributed net investment income		473,223
Accumulated undistributed net realized gain (loss) on investments		(357,084,698)
Net unrealized appreciation (depreciation) on investments		19,524,028
Net Assets		$ 197,275,975
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($21,987,311 ÷ 1,818,196 shares)		$ 12.09
Maximum offering price per share (100/94.25 of $12.09)		$ 12.83
Class T: Net Asset Value and redemption price per share ($53,254,651 ÷ 4,423,738 shares)		$ 12.04
Maximum offering price per share (100/96.50 of $12.04)		$ 12.48
Class B: Net Asset Value and offering price per share ($84,742,432 ÷ 7,168,374 shares)A		$ 11.82
Class C: Net Asset Value and offering price per share ($35,037,752 ÷ 2,960,348 shares)A		$ 11.84
Institutional: Net Asset Value, offering price and redemption price per share ($2,253,829 ÷ 184,787 shares)		$ 12.20

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

Year ended July 31, 2004
Investment Income
Dividends		$ 4,749,598
Interest		15,608
Security lending		8,983
Total income		4,774,189

Expenses
Management fee	$ 1,184,937
Transfer agent fees	1,117,302
Distribution fees	1,586,037
Accounting and security lending fees	81,211
Non-interested trustees' compensation	1,138
Custodian fees and expenses	5,376
Registration fees	57,519
Audit	37,259
Legal	1,032
Miscellaneous	78,050
Total expenses before reductions	4,149,861
Expense reductions	(133,214)	4,016,647
Net investment income (loss)		757,542
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		26,016,597
Change in net unrealized appreciation (depreciation) on investment securities		5,705,831
Net gain (loss)		31,722,428
Net increase (decrease) in net assets resulting from operations		$ 32,479,970

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Telecommunications & Utilities Growth Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2004	Year ended July 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 757,542	$ 2,004,042
Net realized gain (loss)	26,016,597	(28,721,331)
Change in net unrealized appreciation (depreciation)	5,705,831	63,352,175
Net increase (decrease) in net assets resulting from operations	32,479,970	36,634,886
Distributions to shareholders from net investment income	(1,058,918)	(2,317,127)
Share transactions - net increase (decrease)	(39,718,704)	(46,408,827)
Redemption fees	13,588	16,304
Total increase (decrease) in net assets	(8,284,064)	(12,074,764)

Net Assets
Beginning of period	205,560,039	217,634,803
End of period (including undistributed net investment income of $473,223 and undistributed net investment income of $774,598, respectively)	$ 197,275,975	$ 205,560,039

Financial Highlights - Class A

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 10.37	$ 8.74	$ 15.18	$ 21.08	$ 20.31
Income from Investment Operations
Net investment income (loss)C	.10	.13	.10	.05	.53D
Net realized and unrealized gain (loss)	1.72	1.69	(6.54)	(5.41)	1.29
Total from investment operations	1.82	1.82	(6.44)	(5.36)	1.82
Distributions from net investment income	(.10)	(.19)	-	(.28)	(.05)
Distributions from net realized gain	-	-	-	(.26)	(1.01)
Total distributions	(.10)	(.19)	-	(.54)	(1.06)
Redemption fees added to paid in capitalC	-F	-F	-F	-F	.01
Net asset value, end of period	$ 12.09	$ 10.37	$ 8.74	$ 15.18	$ 21.08
Total ReturnA,B	17.67%	21.22%	(42.42)%	(26.09)%	9.59%
Ratios to Average Net AssetsE
Expenses before expense reductions	1.51%	1.67%	1.45%	1.25%	1.20%
Expenses net of voluntary waivers, if any	1.50%	1.58%	1.45%	1.25%	1.20%
Expenses net of all reductions	1.45%	1.47%	1.36%	1.20%	1.17%
Net investment income (loss)	.87%	1.46%	.79%	.32%	2.39%
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,987	$ 21,761	$ 22,377	$ 54,265	$ 61,610
Portfolio turnover rate	38%	81%	116%	220%	172%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Investment income per share reflects a special dividend which amounted to $.52 per share. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Telecommunications & Utilities Growth

Financial Highlights - Class T

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 10.33	$ 8.68	$ 15.11	$ 21.01	$ 20.23
Income from Investment Operations
Net investment income (loss)C	.07	.11	.07	.01	.47D
Net realized and unrealized gain (loss)	1.72	1.68	(6.50)	(5.40)	1.31
Total from investment operations	1.79	1.79	(6.43)	(5.39)	1.78
Distributions from net investment income	(.08)	(.14)	-	(.25)	(.01)
Distributions from net realized gain	-	-	-	(.26)	(1.00)
Total distributions	(.08)	(.14)	-	(.51)	(1.01)
Redemption fees added to paid in capitalC	-F	-F	-F	-F	.01
Net asset value, end of period	$ 12.04	$ 10.33	$ 8.68	$ 15.11	$ 21.01
Total ReturnA,B	17.42%	20.91%	(42.55)%	(26.29)%	9.41%
Ratios to Average Net AssetsE
Expenses before expense reductions	1.79%	1.94%	1.71%	1.49%	1.44%
Expenses net of voluntary waivers, if any	1.75%	1.83%	1.71%	1.49%	1.44%
Expenses net of all reductions	1.70%	1.72%	1.62%	1.44%	1.41%
Net investment income (loss)	.62%	1.21%	.53%	.08%	2.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 53,255	$ 55,510	$ 59,306	$ 149,618	$ 225,415
Portfolio turnover rate	38%	81%	116%	220%	172%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Investment income per share reflects a special dividend which amounted to $.52 per share. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F Amount represents less than $.01 per share.

Financial Highlights - Class B

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 10.15	$ 8.49	$ 14.85	$ 20.72	$ 20.02
Income from Investment Operations
Net investment income (loss)C	.01	.07	.01	(.07)	.35D
Net realized and unrealized gain (loss)	1.69	1.65	(6.37)	(5.33)	1.29
Total from investment operations	1.70	1.72	(6.36)	(5.40)	1.64
Distributions from net investment income	(.03)	(.06)	-	(.21)	-
Distributions from net realized gain	-	-	-	(.26)	(.95)
Total distributions	(.03)	(.06)	-	(.47)	(.95)
Redemption fees added to paid in capitalC	-F	-F	-F	-F	.01
Net asset value, end of period	$ 11.82	$ 10.15	$ 8.49	$ 14.85	$ 20.72
Total ReturnA,B	16.79%	20.37%	(42.83)%	(26.66)%	8.77%
Ratios to Average Net AssetsE
Expenses before expense reductions	2.25%	2.32%	2.20%	2.01%	1.96%
Expenses net of voluntary waivers, if any	2.25%	2.25%	2.20%	2.01%	1.96%
Expenses net of all reductions	2.20%	2.13%	2.11%	1.96%	1.93%
Net investment income (loss)	.12%	.79%	.04%	(.44)%	1.63%
Supplemental Data
Net assets, end of period (000 omitted)	$ 84,742	$ 87,868	$ 91,517	$ 213,767	$ 242,888
Portfolio turnover rate	38%	81%	116%	220%	172%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Investment income per share reflects a special dividend which amounted to $.52 per share. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 10.16	$ 8.50	$ 14.85	$ 20.71	$ 20.01
Income from Investment Operations
Net investment income (loss)C	.02	.07	.02	(.06)	.36D
Net realized and unrealized gain (loss)	1.70	1.65	(6.37)	(5.33)	1.29
Total from investment operations	1.72	1.72	(6.35)	(5.39)	1.65
Distributions from net investment income	(.04)	(.06)	-	(.21)	-
Distributions from net realized gain	-	-	-	(.26)	(.96)
Total distributions	(.04)	(.06)	-	(.47)	(.96)
Redemption fees added to paid in capitalC	-F	-F	-F	-F	.01
Net asset value, end of period	$ 11.84	$ 10.16	$ 8.50	$ 14.85	$ 20.71
Total ReturnA,B	16.98%	20.35%	(42.76)%	(26.62)%	8.84%
Ratios to Average Net AssetsE
Expenses before expense reductions	2.17%	2.23%	2.11%	1.96%	1.93%
Expenses net of voluntary waivers, if any	2.17%	2.23%	2.11%	1.96%	1.93%
Expenses net of all reductions	2.12%	2.12%	2.02%	1.91%	1.90%
Net investment income (loss)	.21%	.80%	.13%	(.39)%	1.66%
Supplemental Data
Net assets, end of period (000 omitted)	$ 35,038	$ 37,530	$ 41,496	$ 104,628	$ 107,332
Portfolio turnover rate	38%	81%	116%	220%	172%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Investment income per share reflects a special dividend which amounted to $.52 per share. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F Amount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 10.47	$ 8.86	$ 15.31	$ 21.19	$ 20.38
Income from Investment Operations
Net investment income (loss)B	.15	.18	.16	.12	.60C
Net realized and unrealized gain (loss)	1.73	1.71	(6.61)	(5.44)	1.29
Total from investment operations	1.88	1.89	(6.45)	(5.32)	1.89
Distributions from net investment income	(.15)	(.28)	-	(.30)	(.08)
Distributions from net realized gain	-	-	-	(.26)	(1.01)
Total distributions	(.15)	(.28)	-	(.56)	(1.09)
Redemption fees added to paid in capitalB	-E	-E	-E	-E	.01
Net asset value, end of period	$ 12.20	$ 10.47	$ 8.86	$ 15.31	$ 21.19
Total ReturnA	18.14%	21.94%	(42.13)%	(25.78)%	9.93%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.09%	1.06%	.96%	.85%	.88%
Expenses net of voluntary waivers, if any	1.09%	1.06%	.96%	.85%	.88%
Expenses net of all reductions	1.04%	.94%	.87%	.80%	.85%
Net investment income (loss)	1.29%	1.98%	1.28%	.72%	2.71%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,254	$ 2,891	$ 2,939	$ 8,945	$ 19,064
Portfolio turnover rate	38%	81%	116%	220%	172%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Investment income per share reflects a special dividend which amounted to $.52 per share. D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Telecommunications & Utilities Growth

Notes to Financial Statements

For the period ended July 31, 2004

1. Significant Accounting Policies.

Fidelity Advisor Telecommunications & Utilities Growth Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 29,272,536	|
Unrealized depreciation	(13,888,963)
Net unrealized appreciation (depreciation)	15,383,573
Undistributed ordinary income	473,370
Capital loss carryforward	(352,944,244)
Cost for federal income tax purposes	$ 182,951,006

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2004	July 31, 2003
Ordinary Income	$ 1,058,918	$ 2,317,127

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $77,061,731 and $114,498,743, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 54,965	$ 41
Class T	.25%	.25%	278,174	614
Class B	.75%	.25%	883,804	662,855
Class C	.75%	.25%	369,094	20,186
			$ 1,586,037	$ 683,696

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 11,628
Class T	8,677
Class B*	293,259
Class C*	1,363
$ 314,927

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Telecommunications & Utilities Growth

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 123,211.56
Class T	326,914.59
Class B	486,196.55
Class C	170,976.46
Institutional Class	10,005.38
	$ 1,117,302

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $15,592 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,697 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from Adviser

Class A	1.50%	$ 3,243
Class T	1.75%	22,650
Class B	2.25%	2,733
		$ 28,626

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $104,588 for the period.

Annual Report

Notes to Financial Statements - continued

8. Other Information.

At the end of the period, one otherwise unaffiliated shareholder was the owner of record of 10% of the total outstanding shares of the fund.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended July 31,
From net investment income	2004	2003
Class A	$ 201,967	$ 464,762
Class T	417,451	900,722
Class B	256,606	594,921
Class C	143,592	272,875
Institutional Class	39,302	83,847
Total	$ 1,058,918	$ 2,317,127

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended July 31,		Years ended July 31,
	2004	2003	2004	2003
Class A
Shares sold	298,298	276,709	$ 3,438,753	$ 2,506,688
Reinvestment of distributions	17,065	47,515	183,774	418,463
Shares redeemed	(595,057)	(786,112)	(6,759,275)	(7,112,889)
Net increase (decrease)	(279,694)	(461,888)	$ (3,136,748)	$ (4,187,738)
Class T
Shares sold	494,942	687,303	$ 5,575,654	$ 6,362,754
Reinvestment of distributions	36,573	94,963	392,232	835,527
Shares redeemed	(1,480,100)	(2,241,515)	(16,736,309)	(20,155,205)
Net increase (decrease)	(948,585)	(1,459,249)	$ (10,768,423)	$ (12,956,924)
Class B
Shares sold	312,692	485,244	$ 3,435,209	$ 4,462,261
Reinvestment of distributions	21,061	56,917	219,667	497,557
Shares redeemed	(1,821,311)	(2,669,897)	(20,266,895)	(23,339,570)
Net increase (decrease)	(1,487,558)	(2,127,736)	$ (16,612,019)	$ (18,379,752)
Class C
Shares sold	267,567	516,658	$ 2,967,003	$ 4,655,427
Reinvestment of distributions	10,338	23,481	108,777	205,553
Shares redeemed	(1,009,938)	(1,732,363)	(11,224,441)	(15,285,051)
Net increase (decrease)	(732,033)	(1,192,224)	$ (8,148,661)	$ (10,424,071)
Institutional Class
Shares sold	23,573	46,922	$ 273,182	$ 453,326
Reinvestment of distributions	2,128	4,314	22,996	38,181
Shares redeemed	(117,098)	(106,668)	(1,349,031)	(951,849)
Net increase (decrease)	(91,397)	(55,432)	$ (1,052,853)	$ (460,342)

Telecommunications & Utilities Growth

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VII and Shareholders of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Consumer Industries Fund, Fidelity Advisor Cyclical Industries Fund, Fidelity Advisor Developing Communications Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Natural Resources Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Telecommunications & Utilities Growth Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Consumer Industries Fund, Fidelity Advisor Cyclical Industries Fund, Fidelity Advisor Developing Communications Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Natural Resources Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Telecommunications & Utilities Growth Fund, (collectively, the "Funds"), including the portfolios of investments, as of July 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Consumer Industries Fund, Fidelity Advisor Cyclical Industries Fund, Fidelity Advisor Developing Communications Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Natural Resources Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Telecommunications & Utilities Growth Fund, as of July 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 21, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, each of the Trustees oversees 295 funds advised by FMR or an affiliate. Mr. McCoy oversees 297 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Biotechnology (2001), Advisor Consumer Industries (2001), Advisor Cyclical Industries (2001), Advisor Developing Communications (2001), Advisor Electronics (2001), Advisor Financial Services (2001), Advisor Health Care (2001), Advisor Natural Resources (2001), Advisor Technology (2001), and Advisor Telecommunications & Utilities Growth (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/ consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks and Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VII. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VII. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VII. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Eric D. Roiter (55)

Year of Election or Appointment: 1998 or 2000

Secretary of Advisor Biotechnology (2000), Advisor Consumer Industries (1998), Advisor Cyclical Industries (1998), Advisor Developing Communications (2000), Advisor Electronics (2000), Advisor Financial Services (1998), Advisor Health Care (1998), Advisor Natural Resources (1998), Advisor Technology (1998), and Advisor Telecommunications & Utilities Growth (1998). He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.

Christine Reynolds (45)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (57)

Year of Election or Appointment: 1987, 1996, or 2000

Assistant Treasurer of Advisor Biotechnology (2000), Advisor Consumer Industries (1996), Advisor Cyclical Industries (1996), Advisor Developing Communications (2000), Advisor Electronics (2000), Advisor Financial Services (1996), Advisor Health Care (1996), Advisor Natural Resources (1987), Advisor Technology (1996), and Advisor Telecommunications & Utilities Growth (1996). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (49)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Kenneth B. Robins (34)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Institutional Class	Pay Date	Record Date	Dividends	Capital Gains
Consumer Industries	09/13/04	09/10/04	-	$.53
Cyclical Industries	09/13/04	09/10/04	-	$.65
Financial Services	09/13/04	09/10/04	-	$1.48
Telecommunications & Utilities Growth	09/13/04	09/10/04	$.10	-

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Institutional Class
Financial Services	100%
Natural Resources	100%
Telecommunications & Utilities Growth	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for the purposes of the maximum rate under section 1 (h)(11) of the Internal Revenue Code:

Institutional Class
Financial Services	100%
Natural Resources	100%
Telecommunications & Utilities Growth	100%

The funds will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 19, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	1,258,992,294.05	67.854
Against	285,112,169.59	15.366
Abstain	81,809,335.63	4.409
Broker Non-Votes	229,530,071.74	12.371
TOTAL	1,855,443,871.01	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	1,764,542,479.15	95.101
Withheld	90,901,391.86	4.899
TOTAL	1,855,443,871.01	100.000
Ralph F. Cox
Affirmative	1,762,691,678.51	95.001
Withheld	92,752,192.50	4.999
TOTAL	1,855,443,871.01	100.000
Laura B. Cronin
Affirmative	1,764,743,077.37	95.112
Withheld	90,700,793.64	4.888
TOTAL	1,855,443,871.01	100.000
Robert M. Gates
Affirmative	1,763,804,232.45	95.061
Withheld	91,639,638.56	4.939
TOTAL	1,855,443,871.01	100.000
George H. Heilmeier
Affirmative	1,764,595,044.83	95.104
Withheld	90,848,826.18	4.896
TOTAL	1,855,443,871.01	100.000
Abigail P. Johnson
Affirmative	1,762,763,373.33	95.005
Withheld	92,680,497.68	4.995
TOTAL	1,855,443,871.01	100.000
Edward C. Johnson 3d
Affirmative	1,762,006,438.92	94.964
Withheld	93,437,432.09	5.036
TOTAL	1,855,443,871.01	100.000
Donald J. Kirk
Affirmative	1,763,115,160.88	95.024
Withheld	92,328,710.13	4.976
TOTAL	1,855,443,871.01	100.000
Marie L. Knowles
Affirmative	1,764,877,372.29	95.119
Withheld	90,566,498.72	4.881
TOTAL	1,855,443,871.01	100.000
Ned C. Lautenbach
Affirmative	1,765,030,930.72	95.127
Withheld	90,412,940.29	4.873
TOTAL	1,855,443,871.01	100.000
Marvin L. Mann
Affirmative	1,763,707,568.69	95.056
Withheld	91,736,302.32	4.944
TOTAL	1,855,443,871.01	100.000
William O. McCoy
Affirmative	1,763,731,348.95	95.057
Withheld	91,712,522.06	4.943
TOTAL	1,855,443,871.01	100.000
Robert L. Reynolds
Affirmative	1,764,938,615.07	95.122
Withheld	90,505,255.94	4.878
TOTAL	1,855,443,871.01	100.000
William S. Stavropoulos
Affirmative	1,764,361,513.28	95.091
Withheld	91,082,357.73	4.909
TOTAL	1,855,443,871.01	100.000
* Denotes trust-wide proposals and voting results.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodians

JPMorgan Chase Bank

New York, NY

Brown Brothers Harriman & Co. (dagger)

Boston, MA

State Street Bank and Trust (dagger)(dagger)

Quincy, MA

* Custodian for Fidelity Advisor Natural Resources Fund only.

(dagger)(dagger) Custodian for Fidelity Advisor Biotechnology Fund, Fidelity Advisor Developing Communications Fund, and Fidelity Advisor Electronics Fund only.

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Freedom Income, 2005, 2010, 2015, 2020, 2025, 2030, 2035, 2040 FundsSM
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor International Small Cap Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mid Cap II Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New Insights Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Short Intermediate Municipal Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Total Bond Fund
Fidelity Advisor Ultra-Short Bond Fund
Fidelity Advisor Value Fund
Fidelity Advisor Value Leaders Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

Printed on Recycled Paper

AFOCI-UANNPRO-0904
1.789242.101

Fidelity Advisor

Focus Funds®

Class A, Class T, Class B and Class C

Biotechnology

Consumer Industries

Cyclical Industries

Developing Communications

Electronics

Financial Services

Health Care

Natural Resources

Technology

Telecommunications &
Utilities Growth

Annual Report

July 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Biotechnology	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Consumer Industries	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Cyclical Industries	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Developing Communications	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Electronics	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Financial Services	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Health Care	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Natural Resources	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Technology	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Telecommunications & Utilities Growth	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Summary
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle logo)This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Commencing with the fiscal quarter ending October 31, 2004, each fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. Each fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of each fund's portfolio holdings, view each fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Advisor Biotechnology Fund - Class A, T, B, and C

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2004	Past 1 year	Life of fund A
Class A (incl. 5.75% sales charge)	-4.80%	-14.66%
Class T (incl. 3.50% sales charge)	-2.68%	-14.30%
Class B (incl. contingent deferred sales charge) B	-4.66%	-14.62%
Class C (incl. contingent deferred sales charge) C	-0.66%	-13.90%

A From December 27, 2000.

B Class B shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 3%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Biotechnology Fund - Class T on December 27, 2000, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index did over the same period.

Annual Report

Advisor Biotechnology Fund - Class A, T, B, and C

Management's Discussion of Fund Performance

Comments from Andraz Razen, Portfolio Manager of Fidelity® Advisor Biotechnology Fund

U.S. equity markets reversed course during the 12 months that ended July 31, 2004. In the first half of the period, stocks rose as investors grew more confident about the recovering economy. Speculative, high-growth industries such as semiconductors and biotechnology led the charge early on. In the second half, though, the less glamorous but steadier growth of household and personal product companies, among others, gained favor against a backdrop of near-record-high prices for oil and gasoline, concerns about rising interest rates and threats of terrorism. The Standard & Poor's 500SM Index - a popular benchmark of commonly held stocks - reflects the equity markets' reversal well. In the first six months of the period, the S&P 500® gained 15.23%. But the benchmark lost 1.78% in the second half of the period. For the 12 months overall, the S&P 500 climbed 13.17%. Meanwhile, the Dow Jones Industrial AverageSM - a performance measure of 30 large-cap, blue-chip stocks - rose 12.11%, and the tech-heavy NASDAQ Composite® Index returned 9.29%, despite losing 8.45% in the past six months.

Fidelity Advisor Biotechnology Fund underperformed its benchmark indexes, with the fund's Class A, Class T, Class B and Class C shares returning 1.01%, 0.85%, 0.34% and 0.34%, respectively. In comparison, the Goldman Sachs® Health Care Index returned 4.22%, while the S&P 500 gained 13.17%. Biotechnology stocks generally underperformed the broader market as well as pharmaceutical stocks, which are included in the Goldman Sachs index. Disappointing new product sales hurt several stocks, including MedImmune, Millennium Pharmaceuticals, Trimeris and Gilead Sciences. CV Therapeutics detracted because the Food and Drug Administration required further clinical trials of its Angina drug, Ranexa. I sold both Trimeris and CV Therapeutics before the end of the period. On the other hand, several large holdings performed well, including Genentech, which makes a treatment for colon cancer, and Sepracor, which saw continued strength in its asthma drug, Xopenex. Biogen Idec and Elan, which combined to develop a successful treatment for Crohn's disease, also had solid returns.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Biotechnology Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2004 to July 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2004	Ending Account Value July 31, 2004	Expenses Paid During Period* February 1, 2004 to July 31, 2004
Class A
Actual	$ 1,000.00	$ 975.60	$ 7.37
HypotheticalA	$ 1,000.00	$ 1,017.45	$ 7.55
Class T
Actual	$ 1,000.00	$ 975.40	$ 8.60
HypotheticalA	$ 1,000.00	$ 1,016.19	$ 8.81
Class B
Actual	$ 1,000.00	$ 973.30	$ 11.04
HypotheticalA	$ 1,000.00	$ 1,013.67	$ 11.33
Class C
Actual	$ 1,000.00	$ 973.30	$ 11.04
HypotheticalA	$ 1,000.00	$ 1,013.67	$ 11.33
Institutional Class
Actual	$ 1,000.00	$ 979.00	$ 5.41
HypotheticalA	$ 1,000.00	$ 1,019.46	$ 5.54

A 5% return per year before expenses.

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.50%
Class T	1.75%
Class B	2.25%
Class C	2.25%
Institutional Class	1.10%

Annual Report

Advisor Biotechnology Fund

Investment Summary

Top Ten Stocks as of July 31, 2004
% of fund's net assets
Biogen Idec, Inc.	10.8
Genentech, Inc.	10.0
Celgene Corp.	6.8
Gilead Sciences, Inc.	5.7
Cephalon, Inc.	5.6
ImClone Systems, Inc.	5.5
Elan Corp. PLC sponsored ADR	5.3
Genzyme Corp. - General Division	5.2
MedImmune, Inc.	5.1
Millennium Pharmaceuticals, Inc.	4.5
64.5
Top Industries as of July 31, 2004
% of fund's net assets
Biotechnology	83.1%
Pharmaceuticals	13.5%
Health Care Equipment & Supplies	0.1%
All Others *	3.3%

* Includes short-term investments and net other assets.

Annual Report

Advisor Biotechnology Fund

Investments July 31, 2004

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value (Note 1)
BIOTECHNOLOGY - 83.1%
Actelion Ltd. (Reg.) (a)	15,710	$ 1,499,256
Affymetrix, Inc. (a)	42,200	1,139,822
Alkermes, Inc. (a)	67,140	724,441
Amgen, Inc. (a)	9,910	563,681
Amylin Pharmaceuticals, Inc. (a)	7,600	156,560
Biogen Idec, Inc. (a)	98,334	5,900,038
Celgene Corp. (a)	69,520	3,707,502
Cephalon, Inc. (a)	61,099	3,086,721
Dendreon Corp. (a)	37,300	343,533
Dyax Corp. (a)	4,200	32,298
Enzon Pharmaceuticals, Inc. (a)	24,000	297,840
Genentech, Inc. (a)	112,600	5,481,368
Genta, Inc. (a)	13,700	23,564
Genzyme Corp. - General Division (a)	55,820	2,862,450
Gilead Sciences, Inc. (a)	48,600	3,141,504
Harvard Bioscience, Inc. (a)	300	1,144
ICOS Corp. (a)	26,900	647,214
ImClone Systems, Inc. (a)	50,864	2,996,907
ImmunoGen, Inc. (a)	56,300	302,331
Immunomedics, Inc. (a)	8,600	34,400
Invitrogen Corp. (a)	30,650	1,608,512
Ligand Pharmaceuticals, Inc. Class B (a)	44,700	617,307
Medarex, Inc. (a)	25,290	155,281
MedImmune, Inc. (a)	120,300	2,771,712
Millennium Pharmaceuticals, Inc. (a)	219,871	2,444,966
Neurocrine Biosciences, Inc. (a)	21,400	996,598
NPS Pharmaceuticals, Inc. (a)	12,000	223,800
OSI Pharmaceuticals, Inc. (a)	2,600	156,260
Pharmion Corp.	13,904	624,012
Protein Design Labs, Inc. (a)	41,900	678,780
Regeneron Pharmaceuticals, Inc. (a)	19,822	169,676
Seattle Genetics, Inc. (a)	22,000	131,560
Serologicals Corp. (a)	27,500	539,000
Tanox, Inc. (a)	10,700	167,669
Techne Corp. (a)	18,410	732,718
Telik, Inc. (a)	8,900	175,864
Transkaryotic Therapies, Inc. (a)	11,640	173,552
XOMA Ltd. (a)	49,300	179,452
TOTAL BIOTECHNOLOGY		45,489,293
HEALTH CARE EQUIPMENT & SUPPLIES - 0.1%
Cyberonics, Inc. (a)	1,300	36,374
Epix Medical, Inc. (a)	3,100	55,955
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		92,329
PHARMACEUTICALS - 13.5%
Cypress Bioscience, Inc. (a)	2,600	25,974
Elan Corp. PLC sponsored ADR (a)	141,100	2,899,605
Guilford Pharmaceuticals, Inc. (a)	29,300	121,595
Medicines Co. (a)	18,800	497,448
Merck KGaA	15,926	893,092

	Shares	Value (Note 1)
MGI Pharma, Inc. (a)	36,200	$ 1,013,962
Sepracor, Inc. (a)	40,996	1,884,586
SkyePharma PLC (a)	39,123	39,719
TOTAL PHARMACEUTICALS		7,375,981
TOTAL COMMON STOCKS (Cost $50,319,142)		52,957,603
Money Market Funds - 17.1%

Fidelity Cash Central Fund, 1.33% (b)(c) (Cost $9,337,928)	9,337,928	9,337,928
TOTAL INVESTMENT PORTFOLIO - 113.8% (Cost $59,657,070)		62,295,531
NET OTHER ASSETS - (13.8)%		(7,552,540)
NET ASSETS - 100%		$ 54,742,991
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
Income Tax Information
At July 31, 2004, the fund had a capital loss carryforward of approximately $12,285,000 all of which will expire on July 31, 2011.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Biotechnology Fund

Financial Statements

Statement of Assets and Liabilities

July 31, 2004
Assets
Investment in securities, at value (including securities loaned of $8,795,550) (cost $59,657,070) - See accompanying schedule		$ 62,295,531
Receivable for investments sold		1,069,222
Receivable for fund shares sold		322,834
Interest receivable		7,861
Prepaid expenses		80
Receivable from investment adviser for expense reductions		12,181
Other affiliated receivables		347
Other receivables		2,547
Total assets		63,710,603
Liabilities
Payable to custodian bank	$ 25,085
Payable for fund shares redeemed	345,479
Accrued management fee	27,416
Distribution fees payable	34,265
Other affiliated payables	28,089
Other payables and accrued expenses	52,153
Collateral on securities loaned, at value	8,455,125
Total liabilities		8,967,612
Net Assets		$ 54,742,991
Net Assets consist of:
Paid in capital		$ 64,950,896
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(12,846,366)
Net unrealized appreciation (depreciation) on investments		2,638,461
Net Assets		$ 54,742,991
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($10,196,831 ÷ 1,698,378 shares)		$ 6.00
Maximum offering price per share (100/94.25 of $6.00)		$ 6.37
Class T: Net Asset Value and redemption price per share ($13,366,724 ÷ 2,247,343 shares)		$ 5.95
Maximum offering price per share (100/96.50 of $5.95)		$ 6.17
Class B: Net Asset Value and offering price per share ($16,819,107 ÷ 2,881,237 shares) A		$ 5.84
Class C: Net Asset Value and offering price per share ($13,214,547 ÷ 2,263,304 shares) A		$ 5.84
Institutional Class: Net Asset Value, offering price and redemption price per share ($1,145,782 ÷ 189,160 shares)		$ 6.06

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

Year ended July 31, 2004

Investment Income
Dividends		$ 11,637
Interest		29,644
Security lending		10,862
Total income		52,143

Expenses
Management fee	$ 296,962
Transfer agent fees	282,027
Distribution fees	375,751
Accounting and security lending fees	46,078
Non-interested trustees' compensation	237
Custodian fees and expenses	8,837
Registration fees	55,140
Audit	36,203
Legal	192
Miscellaneous	19,757
Total expenses before reductions	1,121,184
Expense reductions	(114,772)	1,006,412
Net investment income (loss)		(954,269)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	2,868,648
Foreign currency transactions	(1,461)
Total net realized gain (loss)		2,867,187
Change in net unrealized appreciation (depreciation) on investment securities		(2,278,403)
Net gain (loss)		588,784
Net increase (decrease) in net assets resulting from operations		$ (365,485)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Biotechnology Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2004	Year ended July 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (954,269)	$ (526,064)
Net realized gain (loss)	2,867,187	(2,908,047)
Change in net unrealized appreciation (depreciation)	(2,278,403)	13,954,492
Net increase (decrease) in net assets resulting from operations	(365,485)	10,520,381
Share transactions - net increase (decrease)	10,289,718	3,458,182
Redemption fees	18,272	25,473
Total increase (decrease) in net assets	9,942,505	14,004,036

Net Assets
Beginning of period	44,800,486	30,796,450
End of period (including undistributed net investment income of $0 and $2,379, respectively)	$ 54,742,991	$ 44,800,486

Financial Highlights - Class A

Years ended July 31,	2004	2003	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 5.94	$ 4.39	$ 7.09	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.09)	(.05)	(.07)	(.04)
Net realized and unrealized gain (loss)	.15	1.60	(2.64)	(2.88)
Total from investment operations	.06	1.55	(2.71)	(2.92)
Redemption fees added to paid in capital E	- H	- H	.01	.01
Net asset value, end of period	$ 6.00	$ 5.94	$ 4.39	$ 7.09
Total Return B, C, D	1.01%	35.31%	(38.08)%	(29.10)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.68%	2.04%	1.99%	3.07% A
Expenses net of voluntary waivers, if any	1.50%	1.50%	1.50%	1.50% A
Expenses net of all reductions	1.48%	1.47%	1.46%	1.49% A
Net investment income (loss)	(1.38)%	(1.11)%	(1.19)%	(.94)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,197	$ 7,718	$ 4,657	$ 4,232
Portfolio turnover rate	50%	71%	113%	64% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F For the period December 27, 2000 (commencement of operations) to July 31, 2001. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Biotechnology

Financial Highlights - Class T

Years ended July 31,	2004	2003	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 5.90	$ 4.37	$ 7.07	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.10)	(.06)	(.09)	(.05)
Net realized and unrealized gain (loss)	.15	1.59	(2.62)	(2.89)
Total from investment operations	.05	1.53	(2.71)	(2.94)
Redemption fees added to paid in capital E	- H	- H	.01	.01
Net asset value, end of period	$ 5.95	$ 5.90	$ 4.37	$ 7.07
Total ReturnB,C,D	.85%	35.01%	(38.19)%	(29.30)%
Ratios to Average Net AssetsG
Expenses before expense reductions	2.10%	2.39%	2.27%	3.29% A
Expenses net of voluntary waivers, if any	1.75%	1.75%	1.75%	1.75% A
Expenses net of all reductions	1.73%	1.72%	1.72%	1.74% A
Net investment income (loss)	(1.63)%	(1.36)%	(1.45)%	(1.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,367	$ 10,281	$ 6,861	$ 7,721
Portfolio turnover rate	50%	71%	113%	64% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F For the period December 27, 2000 (commencement of operations) to July 31, 2001. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share.

Financial Highlights - Class B

Years ended July 31,	2004	2003	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 5.82	$ 4.33	$ 7.05	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.13)	(.09)	(.12)	(.07)
Net realized and unrealized gain (loss)	.15	1.58	(2.61)	(2.89)
Total from investment operations	.02	1.49	(2.73)	(2.96)
Redemption fees added to paid in capital E	- H	- H	.01	.01
Net asset value, end of period	$ 5.84	$ 5.82	$ 4.33	$ 7.05
Total Return B, C, D	.34%	34.41%	(38.58)%	(29.50)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.46%	2.78%	2.74%	3.83% A
Expenses net of voluntary waivers, if any	2.25%	2.25%	2.25%	2.25% A
Expenses net of all reductions	2.22%	2.22%	2.22%	2.24% A
Net investment income (loss)	(2.12)%	(1.86)%	(1.95)%	(1.69)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,819	$ 15,154	$ 10,218	$ 8,875
Portfolio turnover rate	50%	71%	113%	64% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F For the period December 27, 2000 (commencement of operations) to July 31, 2001. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2004	2003	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 5.82	$ 4.33	$ 7.05	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.13)	(.09)	(.12)	(.07)
Net realized and unrealized gain (loss)	.15	1.58	(2.61)	(2.89)
Total from investment operations	.02	1.49	(2.73)	(2.96)
Redemption fees added to paid in capital E	- H	- H	.01	.01
Net asset value, end of period	$ 5.84	$ 5.82	$ 4.33	$ 7.05
Total Return B, C, D	.34%	34.41%	(38.58)%	(29.50)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.31%	2.58%	2.57%	3.73% A
Expenses net of voluntary waivers, if any	2.25%	2.25%	2.25%	2.25% A
Expenses net of all reductions	2.23%	2.22%	2.22%	2.24% A
Net investment income (loss)	(2.13)%	(1.86)%	(1.95)%	(1.69)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,215	$ 10,493	$ 8,204	$ 6,321
Portfolio turnover rate	50%	71%	113%	64% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F For the period December 27, 2000 (commencement of operations) to July 31, 2001. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended July 31,	2004	2003	2002	2001 E
Selected Per-Share Data
Net asset value, beginning of period	$ 5.97	$ 4.40	$ 7.09	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.06)	(.04)	(.06)	(.03)
Net realized and unrealized gain (loss)	.15	1.61	(2.64)	(2.89)
Total from investment operations	.09	1.57	(2.70)	(2.92)
Redemption fees added to paid in capital D	- G	- G	.01	.01
Net asset value, end of period	$ 6.06	$ 5.97	$ 4.40	$ 7.09
Total Return B, C	1.51%	35.68%	(37.94)%	(29.10)%
Ratios to Average Net Assets F
Expenses before expense reductions	1.16%	1.37%	1.41%	2.58% A
Expenses net of voluntary waivers, if any	1.16%	1.25%	1.25%	1.25% A
Expenses net of all reductions	1.14%	1.22%	1.22%	1.24% A
Net investment income (loss)	(1.04)%	(.86)%	(.94)%	(.69)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,146	$ 1,153	$ 857	$ 911
Portfolio turnover rate	50%	71%	113%	64% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E For the period December 27, 2000 (commencement of operations) to July 31, 2001. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Biotechnology

Notes to Financial Statements

For the period ended July 31, 2004

1. Significant Accounting Policies.

Fidelity Advisor Biotechnology Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 8,168,906	|
Unrealized depreciation	(6,092,072)
Net unrealized appreciation (depreciation)	2,076,834
Capital loss carryforward	(12,284,743)

Cost for federal income tax purposes	$ 60,218,697

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $38,821,556 and $24,431,685, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 22,710	$ -
Class T	.25%	.25%	60,890	-
Class B	.75%	.25%	168,580	126,436
Class C	.75%	.25%	123,571	32,723

			$ 375,751	$ 159,159

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Biotechnology

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 21,240
Class T	10,577
Class B*	62,296
Class C*	3,124
$ 97,237

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 48,526.53
Class T	85,260.70
Class B	94,797.56
Class C	50,706.41
Institutional Class	2,738.26
	$ 282,027

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $40,870 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $765 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

FMR agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 16,637
Class T	1.75%	42,438
Class B	2.25%	36,252
Class C	2.25%	7,595
		$ 102,922

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $11,763 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $87.

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended July 31,		Years ended July 31,
	2004	2003	2004	2003
Class A
Shares sold	878,734	680,076	$ 5,475,076	$ 3,440,096
Shares redeemed	(480,064)	(441,219)	(2,905,863)	(2,151,060)
Net increase (decrease)	398,670	238,857	$ 2,569,213	$ 1,289,036
Class T
Shares sold	1,105,179	780,971	$ 6,864,105	$ 3,727,715
Shares redeemed	(601,131)	(607,382)	(3,678,218)	(2,754,456)
Net increase (decrease)	504,048	173,589	$ 3,185,887	$ 973,259
Class B
Shares sold	951,709	1,029,065	$ 5,766,243	$ 4,968,448
Shares redeemed	(675,608)	(781,932)	(4,063,659)	(3,620,850)
Net increase (decrease)	276,101	247,133	$ 1,702,584	$ 1,347,598
Class C
Shares sold	962,707	755,361	$ 5,865,287	$ 3,589,348
Shares redeemed	(502,895)	(844,807)	(3,048,910)	(3,793,398)
Net increase (decrease)	459,812	(89,446)	$ 2,816,377	$ (204,050)
Institutional Class
Shares sold	64,860	85,342	$ 427,262	$ 466,184
Shares redeemed	(68,780)	(86,741)	(411,605)	(413,845)
Net increase (decrease)	(3,920)	(1,399)	$ 15,657	$ 52,339

Biotechnology

Advisor Consumer Industries Fund - Class A, T, B, and C

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2004	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	-0.25%	-2.30%	7.31%
Class T (incl. 3.50% sales charge)	1.93%	-2.06%	7.34%
Class B (incl. contingent deferred sales charge) B,C	0.12%	-2.24%	7.35%
Class C (incl. contingent deferred sales charge) D,E	4.11%	-1.86%	7.32%

A From September 3, 1996.

B Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on March 3, 1997. Returns prior to March 3, 1997 are those of Class T and reflect a 0.50% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower.

C Class B shares' contingent deferred sales charges included in the past one year, five year, and life of fund total return figures are 5%, 2% and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns between March 3, 1997 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T and reflect a 0.50% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower.

E Class C shares' contingent deferred sales charges included in the past one year, five year, and life of fund total return figures are 1%, 0% and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Industries Fund - Class T on September 3, 1996, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Annual Report

Advisor Consumer Industries Fund - Class A, T, B, and C

Management's Discussion of Fund Performance

Comments from John Roth, who became Portfolio Manager of Fidelity® Advisor Consumer Industries Fund on June 14, 2004

U.S. equity markets reversed course during the 12 months that ended July 31, 2004. In the first half of the period, stocks rose as investors grew more confident about the recovering economy. Speculative, high-growth industries such as semiconductors and biotechnology led the charge early on. In the second half, though, the less glamorous but steadier growth of household and personal product companies, among others, gained favor against a backdrop of near-record-high prices for oil and gasoline, concerns about rising interest rates and threats of terrorism. The Standard & Poor's 500SM Index - a popular benchmark of commonly held stocks - reflects the equity markets' reversal well. In the first six months of the period, the S&P 500® gained 15.23%. But the benchmark lost 1.78% in the second half of the period. For the 12 months overall, the S&P 500 climbed 13.17%. Meanwhile, the Dow Jones Industrial Average SM - a performance measure of 30 large-cap, blue-chip stocks - rose 12.11%, and the tech-heavy NASDAQ Composite® Index returned 9.29%, despite losing 8.45% in the past six months.

For the 12-month period ending July 31, 2004, the fund's Class A, Class T, Class B and Class C shares returned 5.84%, 5.63%, 5.12% and 5.11%, respectively, underperforming the Goldman Sachs ® Consumer Industries Index, which gained 10.73%, and the S&P 500 index. The fund's heavy weighting in media companies involved with radio hurt its relative performance, because most discretionary ad spending went to other media, most notably Internet advertising. Additionally, the S&P® and Goldman Sachs indexes both held a broader range of stocks than the fund, and were helped by their larger weightings in better-performing consumer staples stocks during the period. Internet portal Yahoo!, the fund's No. 1 absolute and relative contributor, was a big beneficiary of the shift in ad dollars to the Internet. Also helping was Procter & Gamble, the diversified consumer products giant, which executed its business strategy extremely well and saw its earnings estimates move up consistently. Detractors included Viacom, which owns Infinity Broadcasting, and radio operator Clear Channel Communications. During the period, radio advertising lagged while other forms of advertising picked up, causing these companies' earnings growth to come in lower than expected. Elsewhere, doughnut franchiser Krispy Kreme was not able to sustain the strong growth rate it previously achieved following its initial public offering, which disappointed investors and hurt its stock price.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Consumer Industries Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2004 to July 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2004	Ending Account Value July 31, 2004	Expenses Paid During Period * February 1, 2004 to July 31, 2004
Class A
Actual	$ 1,000.00	$ 950.20	$ 7.27
Hypothetical A	$ 1,000.00	$ 1,017.45	$ 7.55
Class T
Actual	$ 1,000.00	$ 948.80	$ 8.48
Hypothetical A	$ 1,000.00	$ 1,016.19	$ 8.81
Class B
Actual	$ 1,000.00	$ 947.00	$ 10.89
Hypothetical A	$ 1,000.00	$ 1,013.67	$ 11.33
Class C
Actual	$ 1,000.00	$ 947.00	$ 10.84
Hypothetical A	$ 1,000.00	$ 1,013.72	$ 11.28
Institutional
Actual	$ 1,000.00	$ 951.80	$ 6.07
Hypothetical A	$ 1,000.00	$ 1,018.71	$ 6.29

A 5% return per year before expenses.

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.50%
Class T	1.75%
Class B	2.25%
Class C	2.24%
Institutional	1.25%

Annual Report

Advisor Consumer Industries Fund

Investment Summary

Top Ten Stocks as of July 31, 2004
% of fund's net assets
Viacom, Inc. Class B (non-vtg.)	6.7
Fox Entertainment Group, Inc. Class A	5.3
Wal-Mart Stores, Inc.	4.0
Home Depot, Inc.	3.4
McDonald's Corp.	2.9
News Corp. Ltd. sponsored ADR	2.7
Univision Communications, Inc. Class A	2.2
Procter & Gamble Co.	2.0
Yahoo!, Inc.	1.8
Target Corp.	1.7
32.7
Top Industries as of July 31, 2004
% of fund's net assets
Media	31.9%
Hotels, Restaurants & Leisure	15.7%
Specialty Retail	11.2%
Food & Staples Retailing	6.0%
Internet Software & Services	4.4%
All Others *	30.8%

* Includes short-term investments and net other assets.

Annual Report

Advisor Consumer Industries Fund

Investments July 31, 2004

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value (Note 1)
AUTOMOBILES - 2.2%
Harley-Davidson, Inc.	12,800	$ 766,336
Thor Industries, Inc.	12,900	403,899
TOTAL AUTOMOBILES		1,170,235
BEVERAGES - 2.3%
Anheuser-Busch Companies, Inc.	10,000	519,000
PepsiCo, Inc.	9,700	485,000
The Coca-Cola Co.	5,200	228,072
TOTAL BEVERAGES		1,232,072
COMMERCIAL SERVICES & SUPPLIES - 2.8%
Bright Horizons Family Solutions, Inc. (a)	4,877	247,508
Cendant Corp.	38,200	874,016
R.R. Donnelley & Sons Co.	4,200	133,308
Strayer Education, Inc.	2,300	224,066
TOTAL COMMERCIAL SERVICES & SUPPLIES		1,478,898
FOOD & STAPLES RETAILING - 6.0%
Costco Wholesale Corp.	14,500	589,570
CVS Corp.	8,500	355,895
Sysco Corp.	200	6,890
Wal-Mart Stores, Inc.	39,880	2,114,039
Whole Foods Market, Inc.	900	74,088
TOTAL FOOD & STAPLES RETAILING		3,140,482
FOOD PRODUCTS - 3.7%
Bunge Ltd.	7,100	284,923
Dean Foods Co. (a)	14,050	519,569
Fresh Del Monte Produce, Inc.	9,500	252,225
Hershey Foods Corp.	200	9,688
Smithfield Foods, Inc. (a)	22,500	637,650
SunOpta, Inc. (a)	7,900	58,125
The J.M. Smucker Co.	4,000	167,240
TOTAL FOOD PRODUCTS		1,929,420
HOTELS, RESTAURANTS & LEISURE - 15.7%
Boyd Gaming Corp.	200	5,258
Brinker International, Inc. (a)	9,900	354,519
Caesars Entertainment, Inc. (a)	10,100	148,773
Carnival Corp. unit	17,600	820,336
CBRL Group, Inc.	3,700	122,914
Hilton Hotels Corp.	21,700	386,911
International Game Technology	8,300	268,422
Kerzner International Ltd. (a)	3,000	140,730
Krispy Kreme Doughnuts, Inc. (a)	21,500	338,410
McDonald's Corp.	54,700	1,504,250
MGM MIRAGE (a)	12,500	551,875
Outback Steakhouse, Inc.	13,700	556,357
Royal Caribbean Cruises Ltd.	20,700	884,925

	Shares	Value (Note 1)
Starbucks Corp. (a)	2,900	$ 136,184
Starwood Hotels & Resorts Worldwide, Inc. unit	16,400	738,000
Wendy's International, Inc.	14,640	523,673
Wyndham International, Inc. Class A (a)	262,500	257,250
Yum! Brands, Inc.	14,100	541,299
TOTAL HOTELS, RESTAURANTS & LEISURE		8,280,086
HOUSEHOLD PRODUCTS - 3.7%
Colgate-Palmolive Co.	13,400	712,880
Kimberly-Clark Corp.	3,100	198,617
Procter & Gamble Co.	19,970	1,041,436
TOTAL HOUSEHOLD PRODUCTS		1,952,933
INDUSTRIAL CONGLOMERATES - 0.5%
3M Co.	3,200	263,552
INTERNET & CATALOG RETAIL - 0.7%
Amazon.com, Inc. (a)	5,700	221,844
eBay, Inc. (a)	1,700	133,161
TOTAL INTERNET & CATALOG RETAIL		355,005
INTERNET SOFTWARE & SERVICES - 4.4%
iVillage, Inc. (a)	48,000	248,160
Sina Corp. (a)	20,500	581,175
Sohu.com, Inc. (a)	25,300	524,216
Yahoo!, Inc. (a)	31,870	981,596
TOTAL INTERNET SOFTWARE & SERVICES		2,335,147
LEISURE EQUIPMENT & PRODUCTS - 3.6%
Brunswick Corp.	21,000	819,630
MarineMax, Inc. (a)	11,200	275,408
Polaris Industries, Inc.	11,400	544,920
SCP Pool Corp.	5,900	243,257
TOTAL LEISURE EQUIPMENT & PRODUCTS		1,883,215
MEDIA - 31.9%
ADVO, Inc.	6,000	185,940
Clear Channel Communications, Inc.	14,549	519,399
Comcast Corp.:
Class A (a)	10,500	287,700
Class A (special) (a)	9,480	254,064
E.W. Scripps Co. Class A	5,200	532,584
EchoStar Communications Corp. Class A (a)	14,200	393,624
Fox Entertainment Group, Inc. Class A (a)	103,200	2,789,496
Gannett Co., Inc.	5,680	472,235
Harte-Hanks, Inc.	4,400	106,304
JC Decaux SA (a)	15,500	329,492
Lamar Advertising Co. Class A (a)	13,220	531,576
Liberty Media Corp. Class A (a)	56,800	481,664
Common Stocks - continued
	Shares	Value (Note 1)
MEDIA - CONTINUED
Liberty Media International, Inc.:
Class A (a)	5,240	$ 163,383
Class A rights 8/23/04 (a)	1,048	6,298
News Corp. Ltd. sponsored ADR	45,300	1,439,181
Omnicom Group, Inc.	8,600	619,372
Radio One, Inc. Class D (non-vtg.) (a)	36,600	556,686
Reuters Group PLC sponsored ADR	3,800	134,406
SBS Broadcasting SA (a)	100	3,631
Spanish Broadcasting System, Inc. Class A (a)	14,140	121,463
Time Warner, Inc. (a)	44,600	742,590
Tribune Co.	12,500	530,625
Univision Communications, Inc. Class A (a)	40,200	1,164,594
Viacom, Inc.:
Class A	18,700	636,735
Class B (non-vtg.)	104,397	3,506,694
Washington Post Co. Class B	200	173,580
Westwood One, Inc. (a)	4,500	107,100
TOTAL MEDIA		16,790,416
MULTILINE RETAIL - 4.1%
Big Lots, Inc. (a)	8,700	106,488
Family Dollar Stores, Inc.	9,000	250,740
Federated Department Stores, Inc.	5,400	258,768
JCPenney Co., Inc.	7,400	296,000
Neiman Marcus Group, Inc. Class A	1,900	103,645
Nordstrom, Inc.	4,500	197,550
Saks, Inc.	3,200	41,760
Target Corp.	21,000	915,600
TOTAL MULTILINE RETAIL		2,170,551
PERSONAL PRODUCTS - 2.6%
Alberto-Culver Co.	5,500	256,410
Avon Products, Inc.	20,300	873,103
Gillette Co.	6,400	249,472
TOTAL PERSONAL PRODUCTS		1,378,985
REAL ESTATE - 0.3%
MeriStar Hospitality Corp. (a)	24,700	143,260
SPECIALTY RETAIL - 11.2%
Aeropostale, Inc. (a)	4,400	134,112
American Eagle Outfitters, Inc. (a)	25,700	842,189
Best Buy Co., Inc.	4,300	207,088
Chico's FAS, Inc. (a)	5,900	247,033
Foot Locker, Inc.	16,400	369,000
Gap, Inc.	5,600	127,120
Home Depot, Inc.	53,590	1,807,055
Hot Topic, Inc. (a)	4,350	69,252

	Shares	Value (Note 1)
Limited Brands, Inc.	8,100	$ 165,564
Lowe's Companies, Inc.	10,300	501,816
Office Depot, Inc. (a)	15,900	260,760
PETsMART, Inc.	4,500	139,545
Staples, Inc.	15,500	447,640
Steiner Leisure Ltd. (a)	11,272	269,514
Toys 'R' Us, Inc. (a)	9,200	151,432
West Marine, Inc. (a)	6,100	126,026
TOTAL SPECIALTY RETAIL		5,865,146
TEXTILES APPAREL & LUXURY GOODS - 3.1%
Coach, Inc. (a)	2,800	119,812
Kenneth Cole Productions, Inc. Class A	3,200	102,688
Liz Claiborne, Inc.	10,500	379,995
NIKE, Inc. Class B	7,200	523,512
Phoenix Footwear Group, Inc. (a)	10,900	119,246
Polo Ralph Lauren Corp. Class A	7,600	250,496
Quiksilver, Inc. (a)	4,900	105,644
TOTAL TEXTILES APPAREL & LUXURY GOODS		1,601,393
TOTAL COMMON STOCKS (Cost $51,131,306)		51,970,796
Money Market Funds - 3.3%

Fidelity Cash Central Fund, 1.33% (b)	1,310,661	1,310,661
Fidelity Securities Lending Cash Central Fund, 1.32% (b)(c)	412,050	412,050
TOTAL MONEY MARKET FUNDS (Cost $1,722,711)		1,722,711
TOTAL INVESTMENT PORTFOLIO - 102.1% (Cost $52,854,017)		53,693,507
NET OTHER ASSETS - (2.1)%		(1,081,742)
NET ASSETS - 100%		$ 52,611,765
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
Income Tax Information
The fund hereby designates approximately $184,000 as a capital gain dividend for the purpose of the dividend paid deduction.

Consumer Industries

Advisor Consumer Industries Fund

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

July 31, 2004
Assets
Investment in securities, at value (including securities loaned of $416,472) (cost $52,854,017) - See accompanying schedule		$ 53,693,507
Cash		11,805
Receivable for fund shares sold		167,173
Dividends receivable		17,666
Interest receivable		3,380
Prepaid expenses		87
Receivable from investment adviser for expense reductions		6,199
Other affiliated receivables		9
Other receivables		4,363
Total assets		53,904,189
Liabilities
Payable for investments purchased	$ 666,408
Payable for fund shares redeemed	98,403
Accrued management fee	25,388
Distribution fees payable	29,411
Other affiliated payables	21,947
Other payables and accrued expenses	38,817
Collateral on securities loaned, at value	412,050
Total liabilities		1,292,424
Net Assets		$ 52,611,765
Net Assets consist of:
Paid in capital		$ 49,776,131
Accumulated net investment loss		(36)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,996,180
Net unrealized appreciation (depreciation) on investments		839,490
Net Assets		$ 52,611,765
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($11,856,427 ÷ 817,042 shares)		$ 14.51
Maximum offering price per share (100/94.25 of $14.51)		$ 15.40
Class T: Net Asset Value and redemption price per share ($15,555,263 ÷ 1,089,936 shares)		$ 14.27
Maximum offering price per share (100/96.50 of $14.27)		$ 14.79
Class B: Net Asset Value and offering price per share ($17,301,503 ÷ 1,258,479 shares) A		$ 13.75
Class C: Net Asset Value and offering price per share ($6,991,879 ÷ 507,870 shares) A		$ 13.77
Institutional: Net Asset Value, offering price and redemption price per share ($906,693 ÷ 61,232 shares)		$ 14.81

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

Year ended July 31, 2004
Investment Income
Dividends		$ 482,242
Interest		18,130
Security lending		2,470
Total income		502,842

Expenses
Management fee	$ 304,315
Transfer agent fees	221,774
Distribution fees	354,599
Accounting and security lending fees	44,395
Non-interested trustees' compensation	286
Custodian fees and expenses	6,819
Registration fees	56,012
Audit	36,600
Legal	220
Miscellaneous	12,981
Total expenses before reductions	1,038,001
Expense reductions	(51,311)	986,690
Net investment income (loss)		(483,848)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	5,966,359
Foreign currency transactions	(254)
Total net realized gain (loss)		5,966,105
Change in net unrealized appreciation (depreciation) on investment securities		(3,103,656)
Net gain (loss)		2,862,449
Net increase (decrease) in net assets resulting from operations		$ 2,378,601

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Consumer Industries Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2004	Year ended July 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (483,848)	$ (323,122)
Net realized gain (loss)	5,966,105	(2,493,545)
Change in net unrealized appreciation (depreciation)	(3,103,656)	5,783,611
Net increase (decrease) in net assets resulting from operations	2,378,601	2,966,944
Share transactions - net increase (decrease)	3,962,592	3,526,707
Redemption fees	7,430	16,225
Total increase (decrease) in net assets	6,348,623	6,509,876

Net Assets
Beginning of period	46,263,142	39,753,266
End of period (including accumulated net investment loss of $36 and $0, respectively)	$ 52,611,765	$ 46,263,142

Financial Highlights - Class A

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.71	$ 12.71	$ 15.20	$ 15.04	$ 16.01
Income from Investment Operations
Net investment income (loss) C	(.07)	(.04)	(.05)	.01	(.04)
Net realized and unrealized gain (loss)	.87	1.04	(2.09)	.15	(.68)
Total from investment operations	.80	1.00	(2.14)	.16	(.72)
Distributions from net realized gain	-	-	(.35)	-	(.20)
Distributions in excess of net realized gain	-	-	-	-	(.06)
Total distributions	-	-	(.35)	-	(.26)
Redemption fees added to paid in capital C	- E	- E	- E	- E	.01
Net asset value, end of period	$ 14.51	$ 13.71	$ 12.71	$ 15.20	$ 15.04
Total Return A, B	5.84%	7.87%	(14.30)%	1.06%	(4.48)%
Ratios to Average Net Assets D
Expenses before expense reductions	1.55%	1.70%	1.69%	1.71%	1.62%
Expenses net of voluntary waivers, if any	1.50%	1.53%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.45%	1.48%	1.47%	1.49%	1.49%
Net investment income (loss)	(.50)%	(.33)%	(.36)%	.08%	(.24)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,856	$ 9,101	$ 7,209	$ 4,648	$ 3,609
Portfolio turnover rate	152%	88%	136%	77%	69%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Consumer Industries

Financial Highlights - Class T

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.51	$ 12.57	$ 15.06	$ 14.93	$ 15.93
Income from Investment Operations
Net investment income (loss) C	(.11)	(.07)	(.09)	(.02)	(.08)
Net realized and unrealized gain (loss)	.87	1.01	(2.05)	.15	(.67)
Total from investment operations	.76	.94	(2.14)	.13	(.75)
Distributions from net realized gain	-	-	(.35)	-	(.20)
Distributions in excess of net realized gain	-	-	-	-	(.06)
Total distributions	-	-	(.35)	-	(.26)
Redemption fees added to paid in capitalC	-E	-E	-E	-E	.01
Net asset value, end of period	$ 14.27	$ 13.51	$ 12.57	$ 15.06	$ 14.93
Total ReturnA,B	5.63%	7.48%	(14.44)%	.87%	(4.69)%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.81%	1.87%	1.89%	1.98%	1.85%
Expenses net of voluntary waivers, if any	1.75%	1.78%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.70%	1.73%	1.72%	1.73%	1.73%
Net investment income (loss)	(.74)%	(.58)%	(.61)%	(.17)%	(.49)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,555	$ 13,693	$ 12,132	$ 12,899	$ 13,275
Portfolio turnover rate	152%	88%	136%	77%	69%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. CCalculated based on average shares outstanding during the period. DExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. E Amount represents less than $.01 per share.

Financial Highlights - Class B

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.08	$ 12.22	$ 14.73	$ 14.69	$ 15.76
Income from Investment Operations
Net investment income (loss) C	(.18)	(.13)	(.15)	(.10)	(.15)
Net realized and unrealized gain (loss)	.85	.99	(2.01)	.14	(.67)
Total from investment operations	.67	.86	(2.16)	.04	(.82)
Distributions from net realized gain	-	-	(.35)	-	(.20)
Distributions in excess of net realized gain	-	-	-	-	(.06)
Total distributions	-	-	(.35)	-	(.26)
Redemption fees added to paid in capital C	- E	- E	-E	-E	.01
Net asset value, end of period	$ 13.75	$ 13.08	$ 12.22	$ 14.73	$ 14.69
Total Return A,B	5.12%	7.04%	(14.91)%	.27%	(5.19)%
Ratios to Average Net Assets D
Expenses before expense reductions	2.29%	2.37%	2.39%	2.51%	2.41%
Expenses net of voluntary waivers, if any	2.25%	2.25%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.20%	2.19%	2.22%	2.24%	2.24%
Net investment income (loss)	(1.25)%	(1.05)%	(1.11)%	(.67)%	(.99)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,302	$ 15,944	$ 13,807	$ 13,483	$ 9,021
Portfolio turnover rate	152%	88%	136%	77%	69%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.10	$ 12.24	$ 14.75	$ 14.71	$ 15.78
Income from Investment Operations
Net investment income (loss) C	(.18)	(.13)	(.15)	(.10)	(.15)
Net realized and unrealized gain (loss)	.85	.99	(2.01)	.14	(.67)
Total from investment operations	.67	.86	(2.16)	.04	(.82)
Distributions from net realized gain	-	-	(.35)	-	(.20)
Distributions in excess of net realized gain	-	-	-	-	(.06)
Total distributions	-	-	(.35)	-	(.26)
Redemption fees added to paid in capital C	- E	- E	- E	- E	.01
Net asset value, end of period	$ 13.77	$ 13.10	$ 12.24	$ 14.75	$ 14.71
Total Return A,B	5.11%	7.03%	(14.89)%	.27%	(5.19)%
Ratios to Average Net Assets D
Expenses before expense reductions	2.24%	2.33%	2.35%	2.49%	2.42%
Expenses net of voluntary waivers, if any	2.24%	2.25%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.19%	2.19%	2.22%	2.24%	2.24%
Net investment income (loss)	(1.24)%	(1.05)%	(1.11)%	(.67)%	(.99)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,992	$ 6,759	$ 5,391	$ 5,504	$ 3,048
Portfolio turnover rate	152%	88%	136%	77%	69%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. E Amount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.95	$ 12.91	$ 15.38	$ 15.18	$ 16.11
Income from Investment Operations
Net investment income (loss) B	(.04)	(.01)	(.02)	.05	- D
Net realized and unrealized gain (loss)	.90	1.05	(2.10)	.15	(.69)
Total from investment operations	.86	1.04	(2.12)	.20	(.69)
Distributions from net realized gain	-	-	(.35)	-	(.20)
Distributions in excess of net realized gain	-	-	-	-	(.06)
Total distributions	-	-	(.35)	-	(.26)
Redemption fees added to paid in capital B	- D	- D	- D	- D	.02
Net asset value, end of period	$ 14.81	$ 13.95	$ 12.91	$ 15.38	$ 15.18
Total Return A	6.16%	8.06%	(14.00)%	1.32%	(4.20)%
Ratios to Average Net Assets C
Expenses before expense reductions	1.34%	1.49%	1.39%	1.57%	1.31%
Expenses net of voluntary waivers, if any	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.20%	1.19%	1.22%	1.24%	1.24%
Net investment income (loss)	(.25)%	(.05)%	(.11)%	.33%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$ 907	$ 766	$ 1,215	$ 1,249	$ 1,449
Portfolio turnover rate	152%	88%	136%	77%	69%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. BCalculated based on average shares outstanding during the period. CExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. DAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Consumer Industries

Notes to Financial Statements

For the period ended July 31, 2004

1. Significant Accounting Policies.

Fidelity Advisor Consumer Industries Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from realized gain for income tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 4,079,576	|
Unrealized depreciation	(3,318,225)
Net unrealized appreciation (depreciation)	761,351
Undistributed long-term capital gain	1,928,104

Cost for federal income tax purposes	$ 52,932,156

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.
2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $80,991,514 and $77,699,133, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 27,921	$ -
Class T	.25%	.25%	80,665	57
Class B	.75%	.25%	178,570	133,929
Class C	.75%	.25%	67,443	11,582
			$ 354,599	$ 145,568

Consumer Industries

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 19,384
Class T	3,826
Class B*	46,893
Class C*	637
$ 70,740

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 47,522.43
Class T	70,920.44
Class B	74,503.42
Class C	24,663.37
Institutional Class	4,166.47
	$ 221,774

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $18,096 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6,947 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

FMR agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 5,213
Class T	1.75%	10,536
Class B	2.25%	7,489
Institutional Class	1.25%	835
		$ 24,073

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $27,238 for the period.

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended July 31,		Years ended July 31,
	2004	2003	2004	2003
Class A
Shares sold	362,299	377,980	$ 5,424,551	$ 4,774,106
Shares redeemed	(209,272)	(281,020)	(3,099,528)	(3,483,682)
Net increase (decrease)	153,027	96,960	$ 2,325,023	$ 1,290,424
Class T
Shares sold	372,905	363,773	$ 5,380,121	$ 4,562,911
Shares redeemed	(296,211)	(315,873)	(4,343,994)	(3,918,341)
Net increase (decrease)	76,694	47,900	$ 1,036,127	$ 644,570
Class B
Shares sold	317,001	479,966	$ 4,519,412	$ 5,825,118
Shares redeemed	(277,375)	(390,683)	(3,946,551)	(4,652,792)
Net increase (decrease)	39,626	89,283	$ 572,861	$ 1,172,326
Class C
Shares sold	145,559	207,444	$ 2,089,237	$ 2,509,927
Shares redeemed	(153,637)	(131,925)	(2,161,430)	(1,592,035)
Net increase (decrease)	(8,078)	75,519	$ (72,193)	$ 917,892
Institutional Class
Shares sold	20,688	21,067	$ 317,524	$ 270,692
Shares redeemed	(14,366)	(60,319)	(216,750)	(769,197)
Net increase (decrease)	6,322	(39,252)	$ 100,774	$ (498,505)

Consumer Industries

Advisor Cyclical Industries Fund - Class A, T, B, and C

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2004	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	20.56%	4.94%	9.70%
Class T (incl. 3.50% sales charge)	23.21%	5.19%	9.78%
Class B (incl. contingent deferred sales charge) B, C	21.89%	5.06%	9.79%
Class C (incl. contingent deferred sales charge) D, E	25.99%	5.40%	9.73%

A From September 3, 1996.

B Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on March 3, 1997. Returns prior to March 3, 1997 are those of Class T and reflect a 0.50% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower.

C Class B shares contingent deferred sales charges included in the past one year, five year and life of fund total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns between March 3, 1997 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T and reflect a 0.50% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower.

E Class C shares' contingent deferred sales charges included in the past one year, five year and life of fund total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Cyclical Industries Fund - Class T on September 3, 1996, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Annual Report

Advisor Cyclical Industries Fund - Class A, T, B, and C

Management's Discussion of Fund Performance

Comments from Matthew Friedman, who became Portfolio Manager of Fidelity ® Advisor Cyclical Industries Fund on May 3, 2004

U.S. equity markets reversed course during the 12 months that ended July 31, 2004. In the first half of the period, stocks rose as investors grew more confident about the recovering economy. Speculative, high-growth industries such as semiconductors and biotechnology led the charge early on. In the second half, though, the less glamorous but steadier growth of household and personal product companies, among others, gained favor against a backdrop of near-record-high prices for oil and gasoline, concerns about rising interest rates and threats of terrorism. The Standard & Poor's 500 SM Index - a popular benchmark of commonly held stocks - reflects the equity markets' reversal well. In the first six months of the period, the S&P 500 ® gained 15.23%. But the benchmark lost 1.78% in the second half of the period. For the 12 months overall, the S&P 500 climbed 13.17%. Meanwhile, the Dow Jones Industrial Average SM - a performance measure of 30 large-cap, blue-chip stocks - rose 12.11%, and the tech-heavy NASDAQ Composite ® Index returned 9.29%, despite losing 8.45% in the past six months.

While the broad market reversed course during the 12-month period, cyclical stocks thrived throughout the time frame. The fund's Class A, Class T, Class B and Class C shares returned 27.92%, 27.67%, 26.89% and 26.99%, respectively, easily outdistancing the S&P 500 and the Goldman Sachs ® Cyclical Industries Index, which increased 24.72% for the 12 months. After beginning the period with an overweighting in early-cycle companies - those that see increased profits early in an economic recovery - we reversed our overweighting to late-cycle stocks, which typically profit later when orders for their products increase faster than their expenses. This weighting shift worked in the fund's favor, as late-cycle companies in aerospace and chemicals outperformed. Conglomerates Tyco International and General Electric were among the top contributors to both absolute and relative performance. Tyco emerged strongly from its accounting problems and GE benefited from late-cycle products. Elsewhere, Boeing and Honeywell benefited from new plane orders. Chemical company Solutia, which filed for bankruptcy in December, and Continental Airlines, which was caught in a spiral of higher fuel prices and competition from discount airlines, dragged on performance.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Cyclical Industries Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2004 to July 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2004	Ending Account Value July 31, 2004	Expenses Paid During Period* February 1, 2004 to July 31, 2004
Class A
Actual	$ 1,000.00	$ 1,067.20	$ 7.71
HypotheticalA	$ 1,000.00	$ 1,017.45	$ 7.55
Class T
Actual	$ 1,000.00	$ 1,066.10	$ 8.99
HypotheticalA	$ 1,000.00	$ 1,016.19	$ 8.81
Class B
Actual	$ 1,000.00	$ 1,062.80	$ 11.54
HypotheticalA	$ 1,000.00	$ 1,013.67	$ 11.33
Class C
Actual	$ 1,000.00	$ 1,063.10	$ 11.54
HypotheticalA	$ 1,000.00	$ 1,013.67	$ 11.33
Institutional
Actual	$ 1,000.00	$ 1,068.20	$ 6.43
HypotheticalA	$ 1,000.00	$ 1,018.71	$ 6.29

A 5% return per year before expenses.

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.50%
Class T	1.75%
Class B	2.25%
Class C	2.25%
Institutional	1.25%

Annual Report

Advisor Cyclical Industries Fund

Investment Summary

Top Ten Stocks as of July 31, 2004
% of fund's net assets
General Electric Co.	7.0
Tyco International Ltd.	6.2
3M Co.	5.3
Honeywell International, Inc.	5.0
The Boeing Co.	3.3
Dow Chemical Co.	3.1
Lockheed Martin Corp.	2.8
FedEx Corp.	2.1
Lyondell Chemical Co.	2.0
ITT Industries, Inc.	1.8
38.6
Top Industries as of July 31, 2004
% of fund's net assets
Industrial Conglomerates	18.7%
Aerospace & Defense	17.5%
Chemicals	14.2%
Machinery	10.1%
Air Freight & Logistics	7.5%
All Others *	32.0%

* Includes short-term investments and net other assets.

Annual Report

Advisor Cyclical Industries Fund

Investments July 31, 2004

Showing Percentage of Net Assets

Common Stocks - 94.7%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 17.5%
Bombardier, Inc. Class B (sub. vtg.)	1,600	$ 4,020
DRS Technologies, Inc. (a)	6,600	235,752
EADS NV	4,579	126,077
EDO Corp.	4,040	95,667
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	2,800	80,080
General Dynamics Corp.	100	9,882
Goodrich Corp.	10,900	352,397
Honeywell International, Inc.	68,500	2,576,285
L-3 Communications Holdings, Inc.	2,000	122,300
Lockheed Martin Corp.	27,414	1,452,668
Northrop Grumman Corp.	13,354	702,420
Precision Castparts Corp.	8,300	467,539
Raytheon Co.	6,700	224,785
Rockwell Collins, Inc.	5,840	199,845
The Boeing Co.	33,300	1,689,975
United Defense Industries, Inc. (a)	19,100	661,815
TOTAL AEROSPACE & DEFENSE		9,001,507
AIR FREIGHT & LOGISTICS - 7.5%
C.H. Robinson Worldwide, Inc.	1,900	83,087
CNF, Inc.	10,200	420,852
Dynamex, Inc. (a)	15,740	244,757
EGL, Inc. (a)	18,000	457,380
FedEx Corp.	13,000	1,064,440
J.B. Hunt Transport Services, Inc.	3,700	142,117
Ryder System, Inc.	3,300	141,570
United Parcel Service, Inc. Class B	10,400	748,384
UTI Worldwide, Inc.	10,580	544,764
TOTAL AIR FREIGHT & LOGISTICS		3,847,351
AIRLINES - 2.3%
AirTran Holdings, Inc. (a)	9,800	109,270
Alaska Air Group, Inc. (a)	2,300	47,909
AMR Corp. (a)	31,000	261,330
Continental Airlines, Inc. Class B (a)	33,400	300,266
Frontier Airlines, Inc. (a)	80	630
Southwest Airlines Co.	33,100	478,957
TOTAL AIRLINES		1,198,362
AUTO COMPONENTS - 1.7%
American Axle & Manufacturing Holdings, Inc.	2,100	72,135
Autoliv, Inc.	100	4,209
BorgWarner, Inc.	1,800	84,942
Delphi Corp.	100	951
Gentex Corp.	7,300	261,340
Goodyear Tire & Rubber Co. (a)	200	2,190

	Shares	Value (Note 1)
Johnson Controls, Inc.	8,000	$ 451,600
Lear Corp.	100	5,513
TOTAL AUTO COMPONENTS		882,880
AUTOMOBILES - 0.5%
Bayerische Motoren Werke AG (BMW)	4,400	195,319
Ford Motor Co.	100	1,472
Hyundai Motor Co. Ltd.	1,150	42,786
TOTAL AUTOMOBILES		239,577
BUILDING PRODUCTS - 1.4%
American Standard Companies, Inc. (a)	10,700	405,423
Masco Corp.	10,800	326,592
TOTAL BUILDING PRODUCTS		732,015
CHEMICALS - 14.2%
Air Products & Chemicals, Inc.	16,100	833,175
Airgas, Inc.	8,500	184,875
Cytec Industries, Inc.	6,000	279,600
Dow Chemical Co.	39,700	1,583,633
Eastman Chemical Co.	3,740	167,103
Ecolab, Inc.	8,100	247,050
Ferro Corp.	8,300	165,253
Georgia Gulf Corp.	3,600	127,980
Hercules, Inc. (a)	18,700	220,847
Lyondell Chemical Co.	57,223	1,040,314
Millennium Chemicals, Inc.	27,700	488,905
Minerals Technologies, Inc.	400	22,348
Monsanto Co.	8,500	308,210
Olin Corp.	12,000	207,360
PolyOne Corp. (a)	20,700	149,661
Potash Corp. of Saskatchewan	1,600	154,337
PPG Industries, Inc.	4,200	247,590
Praxair, Inc.	21,500	848,175
Rohm & Haas Co.	300	11,760
Spartech Corp.	100	2,390
TOTAL CHEMICALS		7,290,566
COMMERCIAL SERVICES & SUPPLIES - 2.5%
Allied Waste Industries, Inc. (a)	14,400	133,056
Central Parking Corp.	6,700	106,731
Herman Miller, Inc.	11,600	310,880
HNI Corp.	1,300	52,585
Republic Services, Inc.	2,600	74,360
Waste Connections, Inc. (a)	5,550	160,173
Waste Management, Inc.	16,900	475,566
TOTAL COMMERCIAL SERVICES & SUPPLIES		1,313,351
CONSTRUCTION & ENGINEERING - 2.5%
Dycom Industries, Inc. (a)	25,700	692,358
EMCOR Group, Inc. (a)	2,600	112,502
Common Stocks - continued
	Shares	Value (Note 1)
CONSTRUCTION & ENGINEERING - CONTINUED
Fluor Corp.	4,400	$ 200,420
Granite Construction, Inc.	10,700	190,353
Jacobs Engineering Group, Inc. (a)	1,700	67,966
TOTAL CONSTRUCTION & ENGINEERING		1,263,599
CONSTRUCTION MATERIALS - 0.4%
Eagle Materials, Inc.	40	2,639
Martin Marietta Materials, Inc.	64	2,800
Texas Industries, Inc.	4,700	201,301
TOTAL CONSTRUCTION MATERIALS		206,740
CONTAINERS & PACKAGING - 0.1%
Owens-Illinois, Inc. (a)	900	13,230
Packaging Corp. of America	1,800	42,048
TOTAL CONTAINERS & PACKAGING		55,278
DIVERSIFIED FINANCIAL SERVICES - 0.1%
GATX Corp.	2,500	63,700
ELECTRICAL EQUIPMENT - 1.0%
Baldor Electric Co.	100	2,288
Cooper Industries Ltd. Class A	1,500	85,305
Emerson Electric Co.	3,600	218,520
Roper Industries, Inc.	3,700	207,200
TOTAL ELECTRICAL EQUIPMENT		513,313
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.5%
Cognex Corp.	3,000	90,240
Mettler-Toledo International, Inc. (a)	1,500	62,550
Molex, Inc.	2,400	69,504
Tech Data Corp. (a)	1,300	48,698
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		270,992
ENERGY EQUIPMENT & SERVICES - 0.2%
Cooper Cameron Corp. (a)	2,100	107,289
HEALTH CARE EQUIPMENT & SUPPLIES - 0.4%
Millipore Corp. (a)	1,800	94,842
Thermo Electron Corp. (a)	3,500	90,020
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		184,862
HOUSEHOLD DURABLES - 3.9%
D.R. Horton, Inc.	17,100	472,473
Harman International Industries, Inc.	500	42,865
Hovnanian Enterprises, Inc. Class A (a)	100	3,103
KB Home	4,600	294,630
Leggett & Platt, Inc.	2,300	62,215
Pulte Homes, Inc.	7,800	426,114
Ryland Group, Inc.	5,000	387,100

	Shares	Value (Note 1)
Standard Pacific Corp.	100	$ 4,641
Toll Brothers, Inc. (a)	7,600	302,024
TOTAL HOUSEHOLD DURABLES		1,995,165
INDUSTRIAL CONGLOMERATES - 18.7%
3M Co.	32,860	2,706,350
Carlisle Companies, Inc.	700	44,443
General Electric Co.	108,500	3,607,626
Teleflex, Inc.	700	31,115
Tyco International Ltd.	103,800	3,217,800
TOTAL INDUSTRIAL CONGLOMERATES		9,607,334
MACHINERY - 10.1%
AGCO Corp. (a)	19,500	407,940
Astec Industries, Inc. (a)	8,000	136,240
Caterpillar, Inc.	8,300	609,967
Cummins, Inc.	6,800	472,124
Danaher Corp.	2,300	116,495
Dover Corp.	7,600	301,568
IDEX Corp.	4,750	152,428
Ingersoll-Rand Co. Ltd. Class A	5,700	391,533
ITT Industries, Inc.	11,700	935,415
Kennametal, Inc.	873	38,412
Manitowoc Co., Inc.	16,600	562,906
Navistar International Corp. (a)	3,140	112,883
Oshkosh Truck Co.	600	31,782
PACCAR, Inc.	1,650	98,934
Pall Corp.	8,600	199,262
Pentair, Inc.	8,000	250,560
SPX Corp.	3,000	122,850
Terex Corp. (a)	1,500	58,365
Timken Co.	2,100	52,164
Toro Co.	1,200	78,600
Wabash National Corp. (a)	3,000	86,640
TOTAL MACHINERY		5,217,068
MEDIA - 0.4%
EchoStar Communications Corp. Class A (a)	7,300	202,356
METALS & MINING - 1.8%
Massey Energy Co.	4,600	127,190
Nucor Corp.	9,600	803,040
TOTAL METALS & MINING		930,230
OFFICE ELECTRONICS - 0.0%
Xerox Corp. (a)	100	1,386
OIL & GAS - 1.1%
OMI Corp.	10,500	152,775
Common Stocks - continued
	Shares	Value (Note 1)
OIL & GAS - CONTINUED
Overseas Shipholding Group, Inc.	4,000	$ 179,640
Teekay Shipping Corp.	5,500	218,790
TOTAL OIL & GAS		551,205
ROAD & RAIL - 4.7%
Canadian National Railway Co.	10,450	468,707
CSX Corp.	27,750	868,575
Landstar System, Inc. (a)	3,825	190,523
Marten Transport Ltd. (a)	600	11,790
Norfolk Southern Corp.	6,300	168,147
P.A.M. Transportation Services, Inc. (a)	1,900	34,979
Union Pacific Corp.	11,700	659,178
USF Corp.	500	17,750
TOTAL ROAD & RAIL		2,419,649
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.1%
Cabot Microelectronics Corp. (a)	800	28,392
SPECIALTY RETAIL - 0.6%
Advance Auto Parts, Inc. (a)	7,800	289,536
TRADING COMPANIES & DISTRIBUTORS - 0.5%
Fastenal Co.	2,100	130,998
W.W. Grainger, Inc.	2,840	150,378
TOTAL TRADING COMPANIES & DISTRIBUTORS		281,376
TOTAL COMMON STOCKS (Cost $42,658,296)		48,695,079
Nonconvertible Preferred Stocks - 0.2%

AUTOMOBILES - 0.2%
Porsche AG (non-vtg.) (Cost $96,547)	148	95,674
Money Market Funds - 6.7%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.33% (b)	3,151,374	$ 3,151,374
Fidelity Securities Lending Cash Central Fund, 1.32% (b)(c)	285,000	285,000
TOTAL MONEY MARKET FUNDS (Cost $3,436,374)		3,436,374
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $46,191,217)		52,227,127
NET OTHER ASSETS - (1.6)%		(807,475)
NET ASSETS - 100%		$ 51,419,652
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
Income Tax Information
The fund hereby designates approximately $33,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Cyclical Industries Fund

Financial Statements

Statement of Assets and Liabilities

July 31, 2004
Assets
Investment in securities, at value (including securities loaned of $269,700) (cost $46,191,217) - See accompanying schedule		$ 52,227,127
Cash		687
Receivable for investments sold		7,327
Receivable for fund shares sold		251,155
Dividends receivable		16,439
Interest receivable		4,436
Prepaid expenses		47
Receivable from investment adviser for expense reductions		4,890
Other receivables		3,989
Total assets		52,516,097
Liabilities
Payable for investments purchased	$ 414,003
Payable for fund shares redeemed	292,503
Accrued management fee	24,231
Distribution fees payable	27,851
Other affiliated payables	16,569
Other payables and accrued expenses	36,288
Collateral on securities loaned, at value	285,000
Total liabilities		1,096,445
Net Assets		$ 51,419,652
Net Assets consist of:
Paid in capital		$ 43,695,443
Accumulated net investment loss		(20)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,688,317
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		6,035,912
Net Assets		$ 51,419,652
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($12,612,175 ÷ 696,847 shares)		$ 18.10

Maximum offering price per share (100/94.25 of $18.10)		$ 19.20
Class T: Net Asset Value and redemption price per share ($13,088,587 ÷ 731,363 shares)		$ 17.90

Maximum offering price per share (100/96.50 of $17.90)		$ 18.55
Class B: Net Asset Value and offering price per share ($14,721,967 ÷ 852,236 shares) A		$ 17.27
Class C: Net Asset Value and offering price per share ($9,506,845 ÷ 547,600 shares) A		$ 17.36
Institutional: Net Asset Value, offering price and redemption price per share ($1,490,078 ÷ 80,636 shares)		$ 18.48

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

Year ended July 31, 2004
Investment Income
Dividends		$ 490,281
Interest		17,164
Security lending		1,667
Total income		509,112

Expenses
Management fee	$ 216,642
Transfer agent fees	137,318
Distribution fees	263,248
Accounting and security lending fees	44,341
Non-interested trustees' compensation	191
Custodian fees and expenses	11,749
Registration fees	56,511
Audit	36,531
Legal	152
Miscellaneous	8,739
Total expenses before reductions	775,422
Expense reductions	(54,000)	721,422
Net investment income (loss)		(212,310)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	3,764,121
Foreign currency transactions	(1,026)
Total net realized gain (loss)		3,763,095
Change in net unrealized appreciation (depreciation) on: Investment securities	4,474,845
Assets and liabilities in foreign currencies	(7)
Total change in net unrealized appreciation (depreciation)		4,474,838
Net gain (loss)		8,237,933
Net increase (decrease) in net assets resulting from operations		$ 8,025,623

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Cyclical Industries Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2004	Year ended July 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (212,310)	$ 5,720
Net realized gain (loss)	3,763,095	(481,261)
Change in net unrealized appreciation (depreciation)	4,474,838	2,738,197
Net increase (decrease) in net assets resulting from operations	8,025,623	2,262,656
Distributions to shareholders from net investment income	-	(14,952)
Share transactions - net increase (decrease)	18,136,365	(2,648,164)
Redemption fees	24,255	2,815
Total increase (decrease) in net assets	26,186,243	(397,645)

Net Assets
Beginning of period	25,233,409	25,631,054
End of period (including accumulated net investment loss of $20 and $0, respectively)	$ 51,419,652	$ 25,233,409

Financial Highlights - Class A

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 14.15	$ 12.75	$ 15.15	$ 13.56	$ 14.13
Income from Investment Operations
Net investment income (loss) C	(.02) E	.06	(.04)	.04	.02
Net realized and unrealized gain (loss)	3.96	1.36	(2.37)	1.98	(.33)
Total from investment operations	3.94	1.42	(2.41)	2.02	(.31)
Distributions from net investment income	-	(.02)	-	(.04)	-
Distributions from net realized gain	-	-	-	(.40)	(.27)
Total distributions	-	(.02)	-	(.44)	(.27)
Redemption fees added to paid in capital C	.01	- E	.01	.01	.01
Net asset value, end of period	$ 18.10	$ 14.15	$ 12.75	$ 15.15	$ 13.56
Total Return A, B	27.92%	11.16%	(15.84)%	15.27%	(2.13)%
Ratios to Average Net Assets D
Expenses before expense reductions	1.65%	1.99%	1.83%	2.59%	2.87%
Expenses net of voluntary waivers, if any	1.50%	1.53%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.47%	1.46%	1.49%	1.49%	1.49%
Net investment income (loss)	(.12)%	.46%	(.25)%	.28%	.18%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,612	$ 4,272	$ 3,160	$ 2,270	$ 973
Portfolio turnover rate	106%	149%	45%	78%	111%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Cyclical Industries

Financial Highlights - Class T

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 14.02	$ 12.66	$ 15.09	$ 13.48	$ 14.07
Income from Investment Operations
Net investment income (loss) C	(.06)	.03	(.07)	- E	(.01)
Net realized and unrealized gain (loss)	3.93	1.34	(2.36)	2.00	(.34)
Total from investment operations	3.87	1.37	(2.43)	2.00	(.35)
Distributions from net investment income	-	(.01)	-	(.01)	-
Distributions from net realized gain	-	-	-	(.39)	(.25)
Total distributions	-	(.01)	-	(.40)	(.25)
Redemption fees added to paid in capital C	.01	- E	- E	.01	.01
Net asset value, end of period	$ 17.90	$ 14.02	$ 12.66	$ 15.09	$ 13.48
Total Return A, B	27.67%	10.84%	(16.10)%	15.18%	(2.43)%
Ratios to Average Net Assets D
Expenses before expense reductions	1.90%	2.25%	2.07%	2.85%	3.12%
Expenses net of voluntary waivers, if any	1.75%	1.78%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.72%	1.71%	1.74%	1.74%	1.74%
Net investment income (loss)	(.36)%	.22%	(.50)%	.03%	(.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,089	$ 5,493	$ 6,216	$ 5,654	$ 3,885
Portfolio turnover rate	106%	149%	45%	78%	111%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. E Amount represents less than $.01 per share.

Financial Highlights - Class B

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.61	$ 12.33	$ 14.77	$ 13.25	$ 13.89
Income from Investment Operations
Net investment income (loss) C	(.14)	(.03)	(.14)	(.07)	(.07)
Net realized and unrealized gain (loss)	3.79	1.31	(2.30)	1.95	(.34)
Total from investment operations	3.65	1.28	(2.44)	1.88	(.41)
Distributions from net realized gain	-	-	-	(.37)	(.24)
Redemption fees added to paid in capital C	.01	- E	- E	.01	.01
Net asset value, end of period	$ 17.27	$ 13.61	$ 12.33	$ 14.77	$ 13.25
Total Return A, B	26.89%	10.38%	(16.52)%	14.51%	(2.90)%
Ratios to Average Net Assets D
Expenses before expense reductions	2.37%	2.68%	2.58%	3.39%	3.64%
Expenses net of voluntary waivers, if any	2.25%	2.25%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.22%	2.18%	2.24%	2.24%	2.24%
Net investment income (loss)	(.87)%	(.26)%	(1.00)%	(.47)%	(.57)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,722	$ 9,005	$ 9,008	$ 5,674	$ 1,879
Portfolio turnover rate	106%	149%	45%	78%	111%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.67	$ 12.39	$ 14.84	$ 13.26	$ 13.91
Income from Investment Operations
Net investment income (loss) C	(.14)	(.03)	(.14)	(.07)	(.08)
Net realized and unrealized gain (loss)	3.82	1.31	(2.31)	2.00	(.36)
Total from investment operations	3.68	1.28	(2.45)	1.93	(.44)
Distributions from net realized gain	-	-	-	(.35)	(.22)
Redemption fees added to paid in capital C	.01	- E	- E	- E	.01
Net asset value, end of period	$ 17.36	$ 13.67	$ 12.39	$ 14.84	$ 13.26
Total Return A, B	26.99%	10.33%	(16.51)%	14.78%	(3.11)%
Ratios to Average Net Assets D
Expenses before expense reductions	2.28%	2.57%	2.49%	3.36%	3.62%
Expenses net of voluntary waivers, if any	2.25%	2.25%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.22%	2.18%	2.24%	2.24%	2.24%
Net investment income (loss)	(.87)%	(.26)%	(1.00)%	(.47)%	(.57)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,507	$ 5,307	$ 5,143	$ 2,847	$ 625
Portfolio turnover rate	106%	149%	45%	78%	111%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. E Amount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 14.41	$ 12.96	$ 15.37	$ 13.70	$ 14.28
Income from Investment Operations
Net investment income (loss) B	.02	.09	- D	.08	.06
Net realized and unrealized gain (loss)	4.04	1.39	(2.41)	2.05	(.36)
Total from investment operations	4.06	1.48	(2.41)	2.13	(.30)
Distributions from net investment income	-	(.03)	-	(.07)	-
Distributions from net realized gain	-	-	-	(.40)	(.29)
Total distributions	-	(.03)	-	(.47)	(.29)
Redemption fees added to paid in capital B	.01	- D	- D	.01	.01
Net asset value, end of period	$ 18.48	$ 14.41	$ 12.96	$ 15.37	$ 13.70
Total Return A	28.24%	11.46%	(15.68)%	15.95%	(2.04)%
Ratios to Average Net Assets C
Expenses before expense reductions	1.38%	1.55%	1.45%	2.27%	2.50%
Expenses net of voluntary waivers, if any	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.22%	1.18%	1.24%	1.24%	1.24%
Net investment income (loss)	.13%	.74%	-	.53%	.43%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,490	$ 1,156	$ 2,104	$ 1,751	$ 1,706
Portfolio turnover rate	106%	149%	45%	78%	111%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. D Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Cyclical Industries

Notes to Financial Statements

For the period ended July 31, 2004

1. Significant Accounting Policies.

Fidelity Advisor Cyclical Industries Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income and realized gain for income tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 6,915,811	|
Unrealized depreciation	(1,317,531)
Net unrealized appreciation (depreciation)	5,598,280
Undistributed ordinary income	714,922
Undistributed long-term capital gain	1,342,472

Cost for federal income tax purposes	$ 46,628,847

The tax character of distributions paid was as follows:

	July 31, 2004	July 31, 2003
Ordinary Income	$ -	$ 14,952

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $53,901,173 and $38,156,857, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 19,471	$ -
Class T	.25%	.25%	42,018	-
Class B	.75%	.25%	121,958	91,469
Class C	.75%	.25%	79,801	26,220
			$ 263,248	$ 117,689

Cyclical Industries

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 27,909
Class T	3,899
Class B*	29,896
Class C*	2,911
$ 64,615

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 30,863.40
Class T	33,895.40
Class B	45,337.37
Class C	22,581.28
Institutional Class	4,642.38
	$ 137,318

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $17,139 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6,684 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

FMR agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 11,698
Class T	1.75%	13,264
Class B	2.25%	15,332
Class C	2.25%	2,838
Institutional Class	1.25%	1,604
		$ 44,736

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $9,264 for the period.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended July 31,
	2004	2003
From net investment income
Class A	$ -	$ 5,752
Class T	-	4,663
Institutional Class	-	4,537
Total	$ -	$ 14,952

Cyclical Industries

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended July 31,		Dollars Years ended July 31,
	2004	2003	2004	2003
Class A
Shares sold	906,243	236,068	$ 15,361,054	$ 2,919,194
Reinvestment of distributions	-	416	-	5,011
Shares redeemed	(511,353)	(182,486)	(8,642,465)	(2,231,044)
Net increase (decrease)	394,890	53,998	$ 6,718,589	$ 693,161
Class T
Shares sold	524,204	99,527	$ 8,942,910	$ 1,210,658
Reinvestment of distributions	-	347	-	4,150
Shares redeemed	(184,575)	(199,161)	(3,062,075)	(2,441,170)
Net increase (decrease)	339,629	(99,287)	$ 5,880,835	$ (1,226,362)
Class B
Shares sold	439,402	176,262	$ 7,031,675	$ 2,099,562
Shares redeemed	(249,000)	(245,144)	(4,000,080)	(2,926,892)
Net increase (decrease)	190,402	(68,882)	$ 3,031,595	$ (827,330)
Class C
Shares sold	350,466	106,747	$ 5,537,878	$ 1,304,843
Shares redeemed	(191,062)	(133,698)	(3,095,385)	(1,603,922)
Net increase (decrease)	159,404	(26,951)	$ 2,442,493	$ (299,079)
Institutional Class
Shares sold	56,561	18,786	$ 991,073	$ 240,107
Reinvestment of distributions	-	308	-	3,771
Shares redeemed	(56,142)	(101,267)	(928,220)	(1,232,432)
Net increase (decrease)	419	(82,173)	$ 62,853	$ (988,554)

Annual Report

Advisor Developing Communications Fund - Class A, T, B, and C

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2004	Past 1 year	Life of fundA
Class A (incl. 5.75% sales charge)	10.49%	-12.63%
Class T (incl. 3.50% sales charge)	12.87%	-12.24%
Class B (incl. contingent deferred sales charge)B	11.27%	-12.57%
Class C (incl. contingent deferred sales charge)C	15.27%	-11.83%

A From December 27, 2000.

B Class B shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 3%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Developing Communications Fund - Class T on December 27, 2000, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index did over the same period.

Annual Report

Advisor Developing Communications Fund - Class A, T, B, and C

Management's Discussion of Fund Performance

Comments from Charlie Chai, Portfolio Manager of Fidelity® Advisor Developing Communications Fund

U.S. equity markets reversed course during the 12 months that ended July 31, 2004. In the first half of the period, stocks rose as investors grew more confident about the recovering economy. Speculative, high-growth industries such as semiconductors and biotechnology led the charge early on. In the second half, though, the less glamorous but steadier growth of household and personal product companies, among others, gained favor against a backdrop of near-record-high prices for oil and gasoline, concerns about rising interest rates and threats of terrorism. The Standard & Poor's 500SM Index - a popular benchmark of commonly held stocks - reflects the equity markets' reversal well. In the first six months of the period, the S&P 500® gained 15.23%. But the benchmark lost 1.78% in the second half of the period. For the 12 months overall, the S&P 500 climbed 13.17%. Meanwhile, the Dow Jones Industrial Average SM - a performance measure of 30 large-cap, blue-chip stocks - rose 12.11%, and the tech-heavy NASDAQ Composite® Index returned 9.29%, despite losing 8.45% in the past six months.

For the 12 months ending July 31, 2004, the fund's Class A, Class T, Class B and Class C shares returned 17.24%, 16.97%, 16.27% and 16.27%, respectively, beating both the 9.15% return of the Goldman Sachs ® Technology Index and the Standard & Poor's 500 Index. A sizable overweighting in wireless telecommunications equipment was the most important factor helping the fund's performance. The strongest contributor during the period was LM Ericsson, which was aided by an effective cost-cutting program and increased competition among wireless service providers to improve their networks. Wireless handset provider Motorola also turned in a strong performance, helped by a number of exciting new products. On the negative side, the fund's results suffered from unfavorable stock picking in semiconductors, computer storage and peripherals, and wireline telecom equipment. In the latter category, CIENA underperformed, as the company missed its earnings targets due in part to difficulties in integrating a recent acquisition. Enterasys Networks was one of the enterprise equipment stocks I bought that didn't live up to my expectations. Despite a relatively cheap valuation, the stock was hurt by cautious corporate spending resulting from doubts about the staying power of the U.S. economic recovery.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Developing Communications Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2004 to July 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2004	Ending Account Value July 31, 2004	Expenses Paid During Period* February 1, 2004 to July 31, 2004
Class A
Actual	$ 1,000.00	$ 805.20	$ 6.73
HypotheticalA	$ 1,000.00	$ 1,017.45	$ 7.55
Class T
Actual	$ 1,000.00	$ 804.00	$ 7.85
HypotheticalA	$ 1,000.00	$ 1,016.19	$ 8.81
Class B
Actual	$ 1,000.00	$ 802.00	$ 10.08
HypotheticalA	$ 1,000.00	$ 1,013.67	$ 11.33
Class C
Actual	$ 1,000.00	$ 802.00	$ 10.08
HypotheticalA	$ 1,000.00	$ 1,013.67	$ 11.33
Institutional Class
Actual	$ 1,000.00	$ 806.80	$ 5.62
HypotheticalA	$ 1,000.00	$ 1,018.71	$ 6.29

A 5% return per year before expenses.

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.50%
Class T	1.75%
Class B	2.25%
Class C	2.25%
Institutional Class	1.25%

Annual Report

Advisor Developing Communications Fund

Investment Summary

Top Ten Stocks as of July 31, 2004
% of fund's net assets
QUALCOMM, Inc.	8.0
Marconi Corp. PLC	6.9
Alcatel SA sponsored ADR	5.7
Comverse Technology, Inc.	5.2
Telefonaktiebolaget LM Ericsson ADR	3.3
Motorola, Inc.	2.6
F5 Networks, Inc.	2.6
Mindspeed Technologies, Inc.	2.3
Powerwave Technologies, Inc.	2.2
Extreme Networks, Inc.	2.0
40.8
Top Industries as of July 31, 2004
% of fund's net assets
Communications Equipment	64.6%
Semiconductors & Semiconductor Equipment	13.9%
Wireless Telecommunication Services	4.4%
Software	3.4%
Electronic Equipment & Instruments	2.5%
All Others*	11.2%

* Includes short-term investments and net other assets.

Annual Report

Advisor Developing Communications Fund

Investments July 31, 2004

Showing Percentage of Net Assets

Common Stocks - 94.2%
	Shares	Value (Note 1)
COMMUNICATIONS EQUIPMENT - 64.6%
3Com Corp. (a)	34,600	$ 170,578
Aastra Technologies Ltd. (a)	3,300	45,928
ADC Telecommunications, Inc. (a)	38,105	91,452
Adtran, Inc.	3,100	82,801
Adva AG Optical Networking (a)	16,952	105,580
Advanced Fibre Communications, Inc. (a)	60	1,006
Airspan Networks, Inc. (a)	4,000	17,480
Alcatel SA sponsored ADR (a)	59,340	767,860
Alvarion Ltd. (a)	21,400	260,866
Arris Group, Inc. (a)	6,800	29,886
AudioCodes Ltd. (a)	3,800	40,280
Avaya, Inc. (a)	3,050	44,683
Bookham Technology PLC sponsored ADR (a)	5,700	5,187
Brooktrout, Inc. (a)	6,200	54,684
C-COR.net Corp. (a)	4,224	34,299
Carrier Access Corp. (a)	15,200	113,088
CIENA Corp. (a)	91,350	257,607
Comverse Technology, Inc. (a)	41,360	705,602
Ditech Communications Corp. (a)	3,350	68,977
Emulex Corp. (a)	2,120	22,875
Endwave Corp. (a)	500	5,260
Enterasys Networks, Inc. (a)	103,530	173,930
Extreme Networks, Inc. (a)	50,320	272,734
F5 Networks, Inc. (a)	13,200	345,708
Foundry Networks, Inc. (a)	23,080	236,801
Harmonic, Inc. (a)	11,300	73,563
Ixia (a)	3,200	24,960
Juniper Networks, Inc. (a)	2,950	67,732
Marconi Corp. PLC (a)	81,696	929,828
Motorola, Inc.	22,200	353,646
Network Equipment Technologies, Inc. (a)	4,500	32,040
Nokia Corp. sponsored ADR	14,800	171,976
Nortel Networks Corp. (a)	56,580	207,083
Oplink Communications, Inc. (a)	3,100	5,549
Packeteer, Inc. (a)	2,600	24,388
Powerwave Technologies, Inc. (a)	53,940	298,828
QLogic Corp. (a)	1,300	31,785
QUALCOMM, Inc.	15,700	1,084,551
Redback Networks, Inc. (a)	37,900	202,386
REMEC, Inc. (a)	30,100	140,868
Research in Motion Ltd. (a)	1,940	119,968
Riverstone Networks, Inc. (a)	113,800	142,250
Scientific-Atlanta, Inc.	6,140	188,805
SpectraLink Corp.	3,600	33,156
Stratex Networks, Inc. (a)	2,700	6,696
Sycamore Networks, Inc. (a)	18,700	69,938
Tekelec (a)	2,820	54,793
Telefonaktiebolaget LM Ericsson ADR (a)	16,422	438,632
Telson Electronics Co. Ltd. (a)	16,942	799

	Shares	Value (Note 1)
Vyyo, Inc. (a)	4,500	$ 24,300
WJ Communications, Inc. (a)	19,200	50,112
TOTAL COMMUNICATIONS EQUIPMENT		8,733,784
COMPUTERS & PERIPHERALS - 1.7%
Compal Electronics, Inc.	74,000	73,804
Concurrent Computer Corp. (a)	12,990	21,304
Hutchinson Technology, Inc. (a)	1,300	28,951
NEC Corp. ADR	90	567
Seagate Technology	6,280	72,032
Synaptics, Inc. (a)	700	10,353
Western Digital Corp. (a)	3,700	25,937
TOTAL COMPUTERS & PERIPHERALS		232,948
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.4%
Philippine Long Distance Telephone Co. sponsored ADR (a)	1,000	22,410
PT Indosat Tbk sponsored ADR	700	16,037
PT Telkomunikasi Indonesia Tbk sponsored ADR	1,000	17,010
Verizon Communications, Inc.	10	385
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		55,842
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.5%
Aeroflex, Inc. (a)	6,000	66,540
Anritsu Corp.	7,000	40,856
AU Optronics Corp. sponsored ADR	8,975	105,456
Ingram Micro, Inc. Class A (a)	2,960	42,180
Merix Corp. (a)	3,100	31,806
Richardson Electronics Ltd.	1,500	14,025
Sirenza Microdevices, Inc. (a)	8,100	39,366
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		340,229
HOUSEHOLD DURABLES - 0.5%
LG Electronics, Inc.	1,580	65,963
INTERNET SOFTWARE & SERVICES - 1.6%
InfoSpace, Inc. (a)	1,100	41,206
Openwave Systems, Inc. (a)	15,360	174,643
TOTAL INTERNET SOFTWARE & SERVICES		215,849
MEDIA - 1.2%
EchoStar Communications Corp. Class A (a)	5,300	146,916
News Corp. Ltd. sponsored ADR	267	8,483
Viacom, Inc. Class B (non-vtg.)	10	336
TOTAL MEDIA		155,735
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 13.9%
Advanced Energy Industries, Inc. (a)	9,300	91,698
Common Stocks - continued
	Shares	Value (Note 1)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Agere Systems, Inc. Class B (a)	103,650	$ 117,125
Amkor Technology, Inc. (a)	3,200	12,960
Analog Devices, Inc.	6,800	269,960
Applied Materials, Inc. (a)	2,700	45,819
Conexant Systems, Inc. (a)	45,795	72,814
Freescale Semiconductor, Inc. Class A	3,700	51,985
Helix Technology Corp.	2,900	41,876
Intel Corp.	2,840	69,239
Intersil Corp. Class A	7,900	145,123
KLA-Tencor Corp. (a)	2,400	98,904
LTX Corp. (a)	4,500	36,585
Marvell Technology Group Ltd. (a)	1,600	37,152
Mindspeed Technologies, Inc. (a)	94,581	305,497
National Semiconductor Corp. (a)	3,800	65,170
Novellus Systems, Inc. (a)	1,500	40,500
O2Micro International Ltd. (a)	7,300	93,951
PMC-Sierra, Inc. (a)	3,670	43,600
RF Micro Devices, Inc. (a)	2,100	12,432
Rohm Co. Ltd.	800	85,759
Silicon Laboratories, Inc. (a)	800	28,232
Teradyne, Inc. (a)	1,200	20,520
Varian Semiconductor Equipment Associates, Inc. (a)	2,100	62,727
Vitesse Semiconductor Corp. (a)	10,100	28,280
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		1,877,908
SOFTWARE - 3.4%
Intervoice, Inc. (a)	10,600	93,386
RADWARE Ltd. (a)	14,900	266,412
Ulticom, Inc. (a)	1,398	15,001
Verint Systems, Inc. (a)	20	634
VERITAS Software Corp. (a)	4,400	83,864
TOTAL SOFTWARE		459,297
WIRELESS TELECOMMUNICATION SERVICES - 4.4%
Centennial Communications Corp. Class A (a)	800	4,496
KDDI Corp.	1	5,117
Nextel Communications, Inc. Class A (a)	4,800	109,248
Nextel Partners, Inc. Class A (a)	6,500	104,455
NII Holdings, Inc. (a)	2,200	83,644
Telesystem International Wireless, Inc. (a)	14,020	148,506
Western Wireless Corp. Class A (a)	1,410	37,210
Wireless Facilities, Inc. (a)	14,370	107,488
TOTAL WIRELESS TELECOMMUNICATION SERVICES		600,164
TOTAL COMMON STOCKS (Cost $15,689,701)		12,737,719
Money Market Funds - 1.8%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.33% (b) (Cost $243,430)	243,430	$ 243,430
TOTAL INVESTMENT PORTFOLIO - 96.0% (Cost $15,933,131)		12,981,149
NET OTHER ASSETS - 4.0%		534,089
NET ASSETS - 100%		$ 13,515,238
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	69.3%
United Kingdom	6.9%
France	5.7%
Israel	4.2%
Canada	3.8%
Sweden	3.3%
Taiwan	1.3%
Finland	1.3%
Cayman Islands	1.2%
Others (individually less than 1%)	3.0%
100.0%
Income Tax Information
At July 31, 2004, the fund had a capital loss carryforward of approximately $480,000 all of which will expire on July 31, 2011.

See accompanying notes which are an integral part of the financial statements.

Developing Communications

Advisor Developing Communications Fund

Financial Statements

Statement of Assets and Liabilities

July 31, 2004
Assets
Investment in securities, at value (cost $15,933,131) - See accompanying schedule		$ 12,981,149
Cash		7,049
Foreign currency held at value (cost $74,209)		74,110
Receivable for investments sold		930,959
Receivable for fund shares sold		43,105
Dividends receivable		927
Interest receivable		405
Prepaid expenses		12
Receivable from investment adviser for expense reductions		10,326
Other affiliated receivables		24
Other receivables		8,630
Total assets		14,056,696
Liabilities
Payable for investments purchased	$ 327,230
Payable for fund shares redeemed	155,078
Accrued management fee	6,909
Distribution fees payable	7,656
Other affiliated payables	9,271
Other payables and accrued expenses	35,314
Total liabilities		541,458
Net Assets		$ 13,515,238
Net Assets consist of:
Paid in capital		$ 17,426,699
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(959,380)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(2,952,081)
Net Assets		$ 13,515,238
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($3,480,174 ÷ 532,631 shares)		$ 6.53
Maximum offering price per share (100/94.25 of $6.53)		$ 6.93
Class T: Net Asset Value and redemption price per share ($3,249,886 ÷ 501,539 shares)		$ 6.48
Maximum offering price per share (100/96.50 of $6.48)		$ 6.72
Class B: Net Asset Value and offering price per share ($2,997,959 ÷ 471,037 shares) A		$ 6.36
Class C: Net Asset Value and offering price per share ($3,180,207 ÷ 499,829 shares) A		$ 6.36
Institutional Class: Net Asset Value, offering price and redemption price per share ($607,012 ÷ 92,014 shares)		$ 6.60

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

Year ended July 31, 2004
Investment Income
Dividends		$ 18,937
Interest		6,681
		25,618
Less foreign taxes withheld		(2,092)
Total income		23,526

Expenses
Management fee	$ 78,909
Transfer agent fees	68,179
Distribution fees	85,712
Accounting fees and expenses	44,256
Non-interested trustees' compensation	61
Custodian fees and expenses	26,016
Registration fees	54,283
Audit	36,683
Legal	73
Miscellaneous	4,824
Total expenses before reductions	398,996
Expense reductions	(162,598)	236,398
Net investment income (loss)		(212,872)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	3,028,098
Investments not meeting investment restrictions	103
Foreign currency transactions	3,516
Total net realized gain (loss)		3,031,717
Change in net unrealized appreciation (depreciation) on: Investment securities	(3,435,175)
Assets and liabilities in foreign currencies	(100)
Total change in net unrealized appreciation (depreciation)		(3,435,275)
Net gain (loss)		(403,558)
Net increase (decrease) in net assets resulting from operations		$ (616,430)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Developing Communications Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2004	Year ended July 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (212,872)	$ (49,080)
Net realized gain (loss)	3,031,717	(575,030)
Change in net unrealized appreciation (depreciation)	(3,435,275)	2,034,921
Net increase (decrease) in net assets resulting from operations	(616,430)	1,410,811
Share transactions - net increase (decrease)	8,358,921	1,213,427
Redemption fees	70,726	1,900
Total increase (decrease) in net assets	7,813,217	2,626,138

Net Assets
Beginning of period	5,702,021	3,075,883
End of period	$ 13,515,238	$ 5,702,021

Financial Highlights - Class A

Years ended July 31,	2004	2003	2002	2001F
Selected Per-Share Data
Net asset value, beginning of period	$ 5.57	$ 3.96	$ 8.40	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.09)	(.04)	(.05)	(.04)
Net realized and unrealized gain (loss)	1.01	1.65	(4.40)	(1.57)
Total from investment operations	.92	1.61	(4.45)	(1.61)
Redemption fees added to paid in capitalE	.04	-H	.01	.01
Net asset value, end of period	$ 6.53	$ 5.57	$ 3.96	$ 8.40
Total ReturnB,C,D	17.24%	40.66%	(52.86)%	(16.00)%
Ratios to Average Net AssetsG
Expenses before expense reductions	2.38%	6.13%	4.97%	6.46%A
Expenses net of voluntary waivers, if any	1.50%	1.50%	1.50%	1.50%A
Expenses net of all reductions	1.35%	1.36%	1.40%	1.45%A
Net investment income (loss)	(1.18)%	(.82)%	(.85)%	(.74)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,480	$ 970	$ 371	$ 934
Portfolio turnover rate	306%	167%	305%	644%A

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. FFor the period December 27, 2000 (commencement of operations) to July 31, 2001. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Developing Communications

Financial Highlights - Class T

Years ended July 31,	2004	2003	2002	2001F
Selected Per-Share Data
Net asset value, beginning of period	$ 5.54	$ 3.95	$ 8.40	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.10)	(.05)	(.07)	(.05)
Net realized and unrealized gain (loss)	1.00	1.64	(4.39)	(1.56)
Total from investment operations	.90	1.59	(4.46)	(1.61)
Redemption fees added to paid in capitalE	.04	-H	.01	.01
Net asset value, end of period	$ 6.48	$ 5.54	$ 3.95	$ 8.40
Total ReturnB,C,D	16.97%	40.25%	(52.98)%	(16.00)%
Ratios to Average Net AssetsG
Expenses before expense reductions	3.06%	6.82%	5.36%	6.66%A
Expenses net of voluntary waivers, if any	1.75%	1.75%	1.75%	1.75%A
Expenses net of all reductions	1.60%	1.61%	1.64%	1.70%A
Net investment income (loss)	(1.43)%	(1.07)%	(1.10)%	(.99)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,250	$ 1,723	$ 775	$ 2,131
Portfolio turnover rate	306%	167%	305%	644%A

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. FFor the period December 27, 2000 (commencement of operations) to July 31, 2001. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HAmount represents less than $.01 per share.

Financial Highlights - Class B

Years ended July 31,	2004	2003	2002	2001F
Selected Per-Share Data
Net asset value, beginning of period	$ 5.47	$ 3.92	$ 8.37	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.13)	(.07)	(.10)	(.07)
Net realized and unrealized gain (loss)	.98	1.62	(4.36)	(1.57)
Total from investment operations	.85	1.55	(4.46)	(1.64)
Redemption fees added to paid in capitalE	.04	-H	.01	.01
Net asset value, end of period	$ 6.36	$ 5.47	$ 3.92	$ 8.37
Total ReturnB,C,D	16.27%	39.54%	(53.17)%	(16.30)%
Ratios to Average Net AssetsG
Expenses before expense reductions	3.48%	6.88%	5.62%	7.21%A
Expenses net of voluntary waivers, if any	2.25%	2.25%	2.25%	2.25%A
Expenses net of all reductions	2.11%	2.11%	2.14%	2.20%A
Net investment income (loss)	(1.93)%	(1.56)%	(1.60)%	(1.49)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,998	$ 1,846	$ 1,162	$ 2,236
Portfolio turnover rate	306%	167%	305%	644%A

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the contingent deferred sales charge. ECalculated based on average shares outstanding during the period. FFor the period December 27, 2000 (commencement of operations) to July 31, 2001. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2004	2003	2002	2001F
Selected Per-Share Data
Net asset value, beginning of period	$ 5.47	$ 3.92	$ 8.37	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.14)	(.07)	(.10)	(.07)
Net realized and unrealized gain (loss)	.99	1.62	(4.36)	(1.57)
Total from investment operations	.85	1.55	(4.46)	(1.64)
Redemption fees added to paid in capitalE	.04	-H	.01	.01
Net asset value, end of period	$ 6.36	$ 5.47	$ 3.92	$ 8.37
Total ReturnB,C,D	16.27%	39.54%	(53.17)%	(16.30)%
Ratios to Average Net AssetsG
Expenses before expense reductions	3.19%	6.81%	5.49%	7.09%A
Expenses net of voluntary waivers, if any	2.25%	2.25%	2.25%	2.25%A
Expenses net of all reductions	2.10%	2.11%	2.14%	2.20%A
Net investment income (loss)	(1.93)%	(1.57)%	(1.60)%	(1.49)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,180	$ 1,009	$ 667	$ 1,566
Portfolio turnover rate	306%	167%	305%	644%A

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the contingent deferred sales charge. ECalculated based on average shares outstanding during the period. FFor the period December 27, 2000 (commencement of operations) to July 31, 2001. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HAmount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended July 31,	2004	2003	2002	2001E
Selected Per-Share Data
Net asset value, beginning of period	$ 5.61	$ 3.98	$ 8.42	$ 10.00
Income from Investment Operations
Net investment income (loss)D	(.07)	(.03)	(.04)	(.03)
Net realized and unrealized gain (loss)	1.02	1.66	(4.41)	(1.56)
Total from investment operations	.95	1.63	(4.45)	(1.59)
Redemption fees added to paid in capitalD	.04	-G	.01	.01
Net asset value, end of period	$ 6.60	$ 5.61	$ 3.98	$ 8.42
Total ReturnB,C	17.65%	40.95%	(52.73)%	(15.80)%
Ratios to Average Net AssetsF
Expenses before expense reductions	1.55%	5.34%	4.24%	5.95%A
Expenses net of voluntary waivers, if any	1.25%	1.25%	1.25%	1.25%A
Expenses net of all reductions	1.11%	1.11%	1.14%	1.20%A
Net investment income (loss)	(.93)%	(.57)%	(.60)%	(.49)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 607	$ 154	$ 100	$ 283
Portfolio turnover rate	306%	167%	305%	644%A

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DCalculated based on average shares outstanding during the period. EFor the period December 27, 2000 (commencement of operations) to July 31, 2001. FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. GAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Developing Communications

Notes to Financial Statements

For the period ended July 31, 2004

1. Significant Accounting Policies.

Fidelity Advisor Developing Communications Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 333,424	|
Unrealized depreciation	(3,765,046)
Net unrealized appreciation (depreciation)	(3,431,622)
Capital loss carryforward	(479,837)

Cost for federal income tax purposes	$ 16,412,771

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $46,261,610 and $38,364,478, respectively. The fund realized a gain on the sale of an investment not meeting the investment restrictions of the fund.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 7,992	$ 301
Class T	.25%	.25%	17,266	684
Class B	.75%	.25%	33,471	25,429
Class C	.75%	.25%	26,983	13,419
			$ 85,712	$ 39,833

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Developing Communications

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 15,017
Class T	4,574
Class B*	22,936
Class C*	4,566
$ 47,093

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 13,363.42
Class T	22,506.65
Class B	18,672.56
Class C	12,072.45
Institutional Class	1,566.16
	$ 68,179

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $6,498 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $7,448 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from Adviser
Class A	1.50%	$ 28,265
Class T	1.75%	45,111
Class B	2.25%	40,954
Class C	2.25%	25,422
Institutional Class	1.25%	2,869
		$ 142,621

Annual Report

Notes to Financial Statements - continued

6. Expense Reductions - continued

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $19,977 for the period.

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended July 31,		Dollars Years ended July 31,
	2004	2003	2004	2003
Class A
Shares sold	856,040	109,128	$ 6,688,889	$ 507,048
Shares redeemed	(497,414)	(28,681)	(3,670,051)	(128,278)
Net increase (decrease)	358,626	80,447	$ 3,018,838	$ 378,770
Class T
Shares sold	608,342	172,249	$ 4,433,681	$ 779,171
Shares redeemed	(417,749)	(57,631)	(2,928,626)	(255,329)
Net increase (decrease)	190,593	114,618	$ 1,505,055	$ 523,842
Class B
Shares sold	592,476	122,332	$ 4,376,737	$ 576,220
Shares redeemed	(458,816)	(81,826)	(3,282,550)	(356,626)
Net increase (decrease)	133,660	40,506	$ 1,094,187	$ 219,594
Class C
Shares sold	580,072	80,758	$ 4,396,643	$ 363,207
Shares redeemed	(264,829)	(66,535)	(1,922,022)	(282,621)
Net increase (decrease)	315,243	14,223	$ 2,474,621	$ 80,586
Institutional Class
Shares sold	609,795	5,027	$ 4,639,769	$ 23,470
Shares redeemed	(545,179)	(2,812)	(4,373,549)	(12,835)
Net increase (decrease)	64,616	2,215	$ 266,220	$ 10,635

Developing Communications

Advisor Electronics Fund - Class A, T, B, and C

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2004	Past 1 year	Life of fundA
Class A (incl. 5.75% sales charge)	-5.89%	-12.44%
Class T (incl. 3.50% sales charge)	-3.94%	-12.05%
Class B (incl. contingent deferred sales charge) B	-5.88%	-12.34%
Class C (incl. contingent deferred sales charge) C	-1.92%	-11.64%

A From December 27, 2000.

B Class B shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 3%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Electronics Fund - Class T on December 27, 2000, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index did over the same period.

Annual Report

Advisor Electronics Fund - Class A, T, B, and C

Management's Discussion of Fund Performance

Comments from Jim Morrow, Portfolio Manager of Fidelity ® Advisor Electronics Fund

U.S. equity markets reversed course during the 12 months that ended July 31, 2004. In the first half of the period, stocks rose as investors grew more confident about the recovering economy. Speculative, high-growth industries such as semiconductors and biotechnology led the charge early on. In the second half, though, the less glamorous but steadier growth of household and personal product companies, among others, gained favor against a backdrop of near-record-high prices for oil and gasoline, concerns about rising interest rates and threats of terrorism. The Standard & Poor's 500 SM Index - a popular benchmark of commonly held stocks - reflects the equity markets' reversal well. In the first six months of the period, the S&P 500 ® gained 15.23%. But the benchmark lost 1.78% in the second half of the period. For the 12 months overall, the S&P 500 climbed 13.17%. Meanwhile, the Dow Jones Industrial Average SM - a performance measure of 30 large-cap, blue-chip stocks - rose 12.11%, and the tech-heavy NASDAQ Composite ® Index returned 9.29%, despite losing 8.45% in the past six months.

Fidelity Advisor Electronics Fund's Class A, Class T, Class B and Class C shares returned -0.15%, -0.46%, -0.93% and -0.93%, respectively, during the 12-month period, trailing the 9.15% return of the Goldman Sachs ® Technology Index and the 13.17% return of the Standard & Poor's 500 Index. The fund's overweighting in semiconductor industry stocks caused the bulk of its weakness relative to the Goldman Sachs index, as this was among the worst-performing industries within the tech sector. Among the fund's biggest detractors were semiconductor equipment manufacturing stocks such as KLA-Tencor and Applied Materials. Underweighting wireless telecommunications equipment manufacturer QUALCOMM relative to the sector benchmark also was disappointing, as the share price of the company rallied sharply. On the positive side of the ledger, overweighted holdings in Motorola and Texas Instruments, two suppliers of chips to the wireless communications industry, worked out well, and I eliminated the position in Motorola to lock in a profit. Elsewhere, testing and measurement instruments provider Tektronix performed well due in large part to positive quarterly earnings surprises throughout the period.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Electronics Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2004 to July 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2004	Ending Account Value July 31, 2004	Expenses Paid During Period* February 1, 2004 to July 31, 2004
Class A
Actual	$ 1,000.00	$ 768.70	$ 6.60
HypotheticalA	$ 1,000.00	$ 1,017.45	$ 7.55
Class T
Actual	$ 1,000.00	$ 767.30	$ 7.69
HypotheticalA	$ 1,000.00	$ 1,016.19	$ 8.81
Class B
Actual	$ 1,000.00	$ 765.20	$ 9.87
HypotheticalA	$ 1,000.00	$ 1,013.67	$ 11.33
Class C
Actual	$ 1,000.00	$ 765.80	$ 9.83
HypotheticalA	$ 1,000.00	$ 1,013.72	$ 11.28
Institutional Class
Actual	$ 1,000.00	$ 769.70	$ 4.88
HypotheticalA	$ 1,000.00	$ 1,019.41	$ 5.59

A 5% return per year before expenses.

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.50%
Class T	1.75%
Class B	2.25%
Class C	2.24%
Institutional Class	1.11%

Annual Report

Advisor Electronics Fund

Investment Summary

Top Ten Stocks as of July 31, 2004
% of fund's net assets
National Semiconductor Corp.	8.7
Micron Technology, Inc.	8.6
Analog Devices, Inc.	7.6
Intel Corp.	6.6
Applied Materials, Inc.	5.2
KLA-Tencor Corp.	5.1
Flextronics International Ltd.	3.7
Texas Instruments, Inc.	3.5
Samsung Electronics Co. Ltd.	2.7
Altera Corp.	2.6
54.3
Top Industries as of July 31, 2004
% of fund's net assets
Semiconductors & Semiconductor Equipment	76.3%
Electronic Equipment & Instruments	12.0%
Communications Equipment	2.5%
Computers & Peripherals	1.5%
Software	1.1%
All Others *	6.6%

* Includes short-term investments and net other assets.

Annual Report

Advisor Electronics Fund

Investments July 31, 2004

Showing Percentage of Net Assets

Common Stocks - 95.0%
	Shares	Value (Note 1)
BIOTECHNOLOGY - 0.2%
Affymetrix, Inc. (a)	4,000	$ 108,040
CHEMICALS - 0.7%
Nitto Denko Corp.	7,700	322,694
COMMUNICATIONS EQUIPMENT - 2.5%
Corning, Inc. (a)	36,200	447,432
QLogic Corp. (a)	9,200	224,940
Scientific-Atlanta, Inc.	14,900	458,175
TOTAL COMMUNICATIONS EQUIPMENT		1,130,547
COMPUTERS & PERIPHERALS - 1.5%
Applied Films Corp. (a)	4,500	83,925
Hutchinson Technology, Inc. (a)	11,600	258,332
Quanta Computer, Inc.	209,274	338,631
TOTAL COMPUTERS & PERIPHERALS		680,888
ELECTRONIC EQUIPMENT & INSTRUMENTS - 12.0%
Amphenol Corp. Class A (a)	12,760	401,047
Arrow Electronics, Inc. (a)	20,000	473,200
AVX Corp.	34,900	435,203
Flextronics International Ltd. (a)	134,300	1,688,151
Hon Hai Precision Industries Co. Ltd.	316,000	1,138,864
Ingram Micro, Inc. Class A (a)	43,200	615,600
Solectron Corp. (a)	58,800	323,400
Staktek Holdings, Inc.	51,100	254,478
Veeco Instruments, Inc. (a)	5,000	113,750
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		5,443,693
LEISURE EQUIPMENT & PRODUCTS - 0.1%
Leapfrog Enterprises, Inc. Class A (a)	1,200	23,760
OFFICE ELECTRONICS - 0.6%
Canon, Inc. ADR	5,000	245,000
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 76.3%
Altera Corp. (a)	57,100	1,188,822
Analog Devices, Inc.	86,850	3,447,945
Applied Materials, Inc. (a)	138,460	2,349,666
ASML Holding NV (NY Shares) (a)	22,800	323,988
ATMI, Inc. (a)	22,613	460,401
Axcelis Technologies, Inc. (a)	64,700	603,651
Cabot Microelectronics Corp. (a)	2,100	74,529
Cohu, Inc.	29,700	562,370
Credence Systems Corp. (a)	10,800	96,768
Cypress Semiconductor Corp. (a)	19,900	225,666
DSP Group, Inc. (a)	45,300	892,863
Fairchild Semiconductor International, Inc. (a)	17,900	262,951
FormFactor, Inc.	16,000	321,280
Integrated Circuit Systems, Inc. (a)	35,000	837,200
Intel Corp.	122,390	2,983,868
International Rectifier Corp. (a)	10,600	415,520

	Shares	Value (Note 1)
Intersil Corp. Class A	6,700	$ 123,079
KLA-Tencor Corp. (a)	56,690	2,336,195
Lam Research Corp. (a)	44,630	1,064,426
Lattice Semiconductor Corp. (a)	51,800	253,820
Micron Technology, Inc. (a)	286,860	3,881,216
National Semiconductor Corp. (a)	228,920	3,925,979
Novellus Systems, Inc. (a)	25,200	680,400
O2Micro International Ltd. (a)	34,700	446,589
Photronics, Inc. (a)	17,300	250,331
PMC-Sierra, Inc. (a)	10,300	122,364
Samsung Electronics Co. Ltd.	3,440	1,229,729
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	62,718	446,552
Teradyne, Inc. (a)	62,730	1,072,683
Texas Instruments, Inc.	74,380	1,586,525
Trident Microsystems, Inc. (a)	29,600	361,416
United Microelectronics Corp. sponsored ADR (a)	61,889	228,989
Varian Semiconductor Equipment Associates, Inc. (a)	15,000	448,050
Volterra Semiconductor Corp.	400	3,236
Xilinx, Inc.	37,020	1,089,499
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		34,598,566
SOFTWARE - 1.1%
Cadence Design Systems, Inc. (a)	36,983	498,161
TOTAL COMMON STOCKS (Cost $49,881,671)		43,051,349
Money Market Funds - 9.5%

Fidelity Cash Central Fund, 1.33% (b)(c) (Cost $4,326,597)	4,326,597	4,326,597
TOTAL INVESTMENT PORTFOLIO - 104.5% (Cost $54,208,268)		47,377,946
NET OTHER ASSETS - (4.5)%		(2,051,748)
NET ASSETS - 100%		$ 45,326,198
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	85.9%
Taiwan	4.7%
Singapore	3.7%
Korea (South)	2.7%
Japan	1.3%
Cayman Islands	1.0%
Others (individually less than 1%)	0.7%
100.0%
Income Tax Information
At July 31, 2004, the fund had a capital loss carryforward of approximately $13,968,000 of which $5,873,000, $5,828,000 and $2,267,000 will expire on July 31, 2010, 2011 and 2012, respectively.

See accompanying notes which are an integral part of the financial statements.

Electronics

Advisor Electronics Fund

Financial Statements

Statement of Assets and Liabilities

July 31, 2004
Assets
Investment in securities, at value (including securities loaned of $2,067,384) (cost $54,208,268) - See accompanying schedule		$ 47,377,946
Foreign currency held at value (cost $28,767)		28,476
Receivable for fund shares sold		222,924
Dividends receivable		38,636
Interest receivable		3,322
Prepaid expenses		91
Receivable from investment adviser for expense reductions		10,948
Other affiliated receivables		10
Other receivables		11,271
Total assets		47,693,624
Liabilities
Payable for investments purchased	$ 34,226
Payable for fund shares redeemed	77,704
Accrued management fee	22,518
Distribution fees payable	26,388
Other affiliated payables	23,081
Other payables and accrued expenses	44,309
Collateral on securities loaned, at value	2,139,200
Total liabilities		2,367,426
Net Assets		$ 45,326,198
Net Assets consist of:
Paid in capital		$ 67,148,867
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(14,991,820)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(6,830,849)
Net Assets		$ 45,326,198
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($8,373,887 ÷ 1,273,449 shares)		$ 6.58
Maximum offering price per share (100/94.25 of $6.58)		$ 6.98
Class T: Net Asset Value and redemption price per share ($15,444,500 ÷ 2,365,839 shares)		$ 6.53
Maximum offering price per share (100/96.50 of $6.53)		$ 6.77
Class B: Net Asset Value and offering price per share ($8,498,459 ÷ 1,323,834 shares) A		$ 6.42
Class C: Net Asset Value and offering price per share ($12,322,022 ÷ 1,922,158 shares) A		$ 6.41
Institutional Class: Net Asset Value, offering price and redemption price per share ($687,330 ÷ 103,328 shares)		$ 6.65

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

Year ended July 31, 2004
Investment Income
Dividends		$ 182,556
Interest		15,273
Security lending		10,957
		208,786
Less foreign taxes withheld		(17,419)
Total income		191,367

Expenses
Management fee	$ 333,989
Transfer agent fees	249,957
Distribution fees	401,627
Accounting and security lending fees	45,802
Non-interested trustees' compensation	271
Custodian fees and expenses	17,121
Registration fees	54,197
Audit	39,371
Legal	222
Miscellaneous	17,378
Total expenses before reductions	1,159,935
Expense reductions	(54,385)	1,105,550
Net investment income (loss)		(914,183)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	5,040,584
Foreign currency transactions	(6,149)
Total net realized gain (loss)		5,034,435
Change in net unrealized appreciation (depreciation) on: Investment securities	(4,663,952)
Assets and liabilities in foreign currencies	(474)
Total change in net unrealized appreciation (depreciation)		(4,664,426)
Net gain (loss)		370,009
Net increase (decrease) in net assets resulting from operations		$ (544,174)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Electronics Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2004	Year ended July 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (914,183)	$ (522,102)
Net realized gain (loss)	5,034,435	(11,837,556)
Change in net unrealized appreciation (depreciation)	(4,664,426)	18,576,586
Net increase (decrease) in net assets resulting from operations	(544,174)	6,216,928
Share transactions - net increase (decrease)	(1,655,023)	5,255,566
Redemption fees	26,533	32,181
Total increase (decrease) in net assets	(2,172,664)	11,504,675

Net Assets
Beginning of period	47,498,862	35,994,187
End of period	$ 45,326,198	$ 47,498,862

Financial Highlights - Class A

Years ended July 31,	2004	2003	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.59	$ 5.57	$ 9.62	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.09)	(.06)	(.10)	(.04)
Net realized and unrealized gain (loss)	.08	1.07	(3.96)	(.35)
Total from investment operations	(.01)	1.01	(4.06)	(.39)
Redemption fees added to paid in capital E	- H	.01	.01	.01
Net asset value, end of period	$ 6.58	$ 6.59	$ 5.57	$ 9.62
Total Return B, C, D	(.15)%	18.31%	(42.10)%	(3.80)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.55%	1.89%	1.68%	2.57% A
Expenses net of voluntary waivers, if any	1.50%	1.50%	1.50%	1.50% A
Expenses net of all reductions	1.48%	1.46%	1.49%	1.49% A
Net investment income (loss)	(1.15)%	(1.09)%	(1.14)%	(.77)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,374	$ 8,116	$ 4,912	$ 3,400
Portfolio turnover rate	84%	66%	58%	98% A

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. FFor the period December 27, 2000 (commencement of operations) to July 31, 2001. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Electronics

Financial Highlights - Class T

Years ended July 31,	2004	2003	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.56	$ 5.55	$ 9.62	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.11)	(.07)	(.12)	(.06)
Net realized and unrealized gain (loss)	.08	1.07	(3.96)	(.33)
Total from investment operations	(.03)	1.00	(4.08)	(.39)
Redemption fees added to paid in capital E	- H	.01	.01	.01
Net asset value, end of period	$ 6.53	$ 6.56	$ 5.55	$ 9.62
Total Return B, C, D	(.46)%	18.20%	(42.31)%	(3.80)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.83%	2.14%	1.91%	2.81% A
Expenses net of voluntary waivers, if any	1.75%	1.75%	1.75%	1.75% A
Expenses net of all reductions	1.72%	1.71%	1.74%	1.74% A
Net investment income (loss)	(1.39)%	(1.33)%	(1.39)%	(1.02)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,445	$ 14,362	$ 11,615	$ 11,493
Portfolio turnover rate	84%	66%	58%	98% A

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. FFor the period December 27, 2000 (commencement of operations) to July 31, 2001. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HAmount represents less than $.01 per share.

Financial Highlights - Class B

Years ended July 31,	2004	2003	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.48	$ 5.52	$ 9.60	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.14)	(.10)	(.16)	(.08)
Net realized and unrealized gain (loss)	.08	1.06	(3.93)	(.33)
Total from investment operations	(.06)	.96	(4.09)	(.41)
Redemption fees added to paid in capital E	- H	- H	.01	.01
Net asset value, end of period	$ 6.42	$ 6.48	$ 5.52	$ 9.60
Total Return B, C, D	(.93)%	17.39%	(42.50)%	(4.00)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.41%	2.76%	2.43%	3.34% A
Expenses net of voluntary waivers, if any	2.25%	2.25%	2.25%	2.25% A
Expenses net of all reductions	2.23%	2.21%	2.24%	2.24% A
Net investment income (loss)	(1.90)%	(1.83)%	(1.89)%	(1.52)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,498	$ 11,335	$ 8,362	$ 10,941
Portfolio turnover rate	84%	66%	58%	98% A

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the contingent deferred sales charge. ECalculated based on average shares outstanding during the period. FFor the period December 27, 2000 (commencement of operations) to July 31, 2001. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2004	2003	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 6.47	$ 5.51	$ 9.59	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.14)	(.10)	(.16)	(.09)
Net realized and unrealized gain (loss)	.08	1.06	(3.93)	(.33)
Total from investment operations	(.06)	.96	(4.09)	(.42)
Redemption fees added to paid in capital E	- H	- H	.01	.01
Net asset value, end of period	$ 6.41	$ 6.47	$ 5.51	$ 9.59
Total Return B, C, D	(.93)%	17.42%	(42.54)%	(4.10)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.24%	2.52%	2.34%	3.25% A
Expenses net of voluntary waivers, if any	2.24%	2.25%	2.25%	2.25% A
Expenses net of all reductions	2.21%	2.21%	2.24%	2.24% A
Net investment income (loss)	(1.88)%	(1.83)%	(1.89)%	(1.52)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,322	$ 13,061	$ 9,921	$ 10,782
Portfolio turnover rate	84%	66%	58%	98% A

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the contingent deferred sales charge. ECalculated based on average shares outstanding during the period. FFor the period December 27, 2000 (commencement of operations) to July 31, 2001. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HAmount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended July 31,	2004	2003	2002	2001 E
Selected Per-Share Data
Net asset value, beginning of period	$ 6.64	$ 5.60	$ 9.64	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.06)	(.04)	(.08)	(.03)
Net realized and unrealized gain (loss)	.07	1.07	(3.97)	(.34)
Total from investment operations	.01	1.03	(4.05)	(.37)
Redemption fees added to paid in capital D	- G	.01	.01	.01
Net asset value, end of period	$ 6.65	$ 6.64	$ 5.60	$ 9.64
Total Return B, C	.15%	18.57%	(41.91)%	(3.60)%
Ratios to Average Net Assets F
Expenses before expense reductions	1.12%	1.46%	1.31%	2.16% A
Expenses net of voluntary waivers, if any	1.12%	1.25%	1.25%	1.25% A
Expenses net of all reductions	1.09%	1.21%	1.24%	1.24% A
Net investment income (loss)	(.76)%	(.84)%	(.89)%	(.52)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 687	$ 625	$ 1,184	$ 622
Portfolio turnover rate	84%	66%	58%	98% A

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DCalculated based on average shares outstanding during the period. EFor the period December 27, 2000 (commencement of operations) to July 31, 2001. FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. GAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Electronics

Notes to Financial Statements

For the period ended July 31, 2004

1. Significant Accounting Policies.

Fidelity Advisor Electronics Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,569,412	|
Unrealized depreciation	(9,423,833)
Net unrealized appreciation (depreciation)	(7,854,421)
Capital loss carryforward	(13,968,243)

Cost for federal income tax purposes	$ 55,232,367

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $46,680,952 and $47,801,653, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 28,058	$ 84
Class T	.25%	.25%	86,126	-
Class B	.75%	.25%	124,924	93,708
Class C	.75%	.25%	162,519	31,387
			$ 401,627	$ 125,179

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Electronics

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 23,659
Class T	6,151
Class B*	36,813
Class C*	4,195
$ 70,818

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 46,961.42
Class T	78,020.45
Class B	65,201.52
Class C	58,026.36
Institutional Class	1,749.24
	$ 249,957

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $22,935 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,336 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

FMR agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from Adviser

Class A	1.50%	$ 4,984
Class T	1.75%	14,667
Class B	2.25%	18,849
		$ 38,500

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $15,885 for the period.

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended July 31,		Dollars Years ended July 31,
	2004	2003	2004	2003
Class A
Shares sold	1,163,033	890,305	$ 9,193,928	$ 4,733,982
Shares redeemed	(1,121,519)	(540,592)	(8,464,153)	(2,676,332)
Net increase (decrease)	41,514	349,713	$ 729,775	$ 2,057,650
Class T
Shares sold	880,005	732,407	$ 6,765,488	$ 3,899,064
Shares redeemed	(704,477)	(633,473)	(5,391,404)	(3,094,794)
Net increase (decrease)	175,528	98,934	$ 1,374,084	$ 804,270
Class B
Shares sold	538,613	983,554	$ 4,191,366	$ 5,591,186
Shares redeemed	(963,986)	(749,700)	(7,331,908)	(3,905,482)
Net increase (decrease)	(425,373)	233,854	$ (3,140,542)	$ 1,685,704
Class C
Shares sold	604,856	702,366	$ 4,611,449	$ 3,686,077
Shares redeemed	(701,380)	(484,780)	(5,302,803)	(2,418,447)
Net increase (decrease)	(96,524)	217,586	$ (691,354)	$ 1,267,630
Institutional Class
Shares sold	63,253	40,336	$ 495,615	$ 222,173
Shares redeemed	(54,003)	(157,790)	(422,601)	(781,861)
Net increase (decrease)	9,250	(117,454)	$ 73,014	$ (559,688)

Electronics

Advisor Financial Services Fund - Class A, T, B, and C

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2004	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	5.33%	4.33%	11.58%
Class T (incl. 3.50% sales charge)	7.59%	4.58%	11.65%
Class B (incl. contingent deferred sales charge) B,C	5.96%	4.45%	11.66%
Class C (incl. contingent deferred sales charge) D,E	9.96%	4.82%	11.62%

A From September 3, 1996.

B Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on March 3, 1997. Returns prior to March 3, 1997 are those of Class T and reflect a 0.50% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower.

C Class B shares' contingent deferred sales charges included in the past one year, five year, and life of fund total return figures are 5%, 2% and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns between March 3, 1997 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T and reflect a 0.50% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower.

E Class C shares' contingent deferred sales charges included in the past one year, five year, and life of fund total return figures are 1%, 0% and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Financial Services Fund - Class T on September 3, 1996, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Annual Report

Advisor Financial Services Fund - Class A, T, B, and C

Management's Discussion of Fund Performance

Comments from Matthew Fruhan, who became Portfolio Manager of Fidelity ® Advisor Financial Services Fund on April 1, 2004

U.S. equity markets reversed course during the 12 months that ended July 31, 2004. In the first half of the period, stocks rose as investors grew more confident about the recovering economy. Speculative, high-growth industries such as semiconductors and biotechnology led the charge early on. In the second half, though, the less glamorous but steadier growth of household and personal product companies, among others, gained favor against a backdrop of near-record-high prices for oil and gasoline, concerns about rising interest rates and threats of terrorism. The Standard & Poor's 500 SM Index - a popular benchmark of commonly held stocks - reflects the equity markets' reversal well. In the first six months of the period, the S&P 500 ® gained 15.23%. But the benchmark lost 1.78% in the second half of the period. For the 12 months overall, the S&P 500 climbed 13.17%. Meanwhile, the Dow Jones Industrial Average SM - a performance measure of 30 large-cap, blue-chip stocks - rose 12.11%, and the tech-heavy NASDAQ Composite ® Index returned 9.29%, despite losing 8.45% in the past six months.

For the 12 months that ended July 31, 2004, Fidelity Advisor Financial Services Fund's Class A, Class T, Class B and Class C shares had total returns of 11.76%, 11.49%, 10.96%, and 10.96% respectively. During the same period, the Goldman Sachs ® Financial Services Index rose 14.75%, while the Standard & Poor's 500 Index gained 13.17%. Financial stocks showed impressive performance during the first half of the 12-month period, but lost ground later on. Early on, banks had strong earnings gains, benefiting from improved loan quality and low funding costs. Investment banks and specialty lenders also were aided by the economic recovery. However, the environment changed during the second half of the period as interest rates began to rise and investors worried that banks and other financial institutions were vulnerable to rising rates. Contributing factors in the underperformance relative to the Goldman Sachs index included underweighting regional banks and real estate investment trusts, and stock selection in the consumer finance industry. Stocks that helped performance included National Bank of Canada, which rose from a low valuation after recording strong earnings improvements, and General Electric. GE gains about half its income from its GE Capital Unit, whose superior knowledge of specific industries gave it a competitive advantage over other lenders. Countrywide Financial also appreciated as investors recognized the benefits of management's decision to build up its mortgage servicing business as a hedge against a decline in the mortgage origination business. National Community Bancorp was a significant detractor. The market worried about the company's decision to use the proceeds from a stock offering to invest in mortgage-backed securities. Bank of New York and Northern Trust, two institutions heavily engaged in securities processing, also declined as asset growth slowed because of weak returns in the financial markets.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Financial Services Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2004 to July 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2004	Ending Account Value July 31, 2004	Expenses Paid During Period* February 1, 2004 to July 31, 2004
Class A
Actual	$ 1,000.00	$ 961.80	$ 6.29
HypotheticalA	$ 1,000.00	$ 1,018.51	$ 6.49
Class T
Actual	$ 1,000.00	$ 960.40	$ 7.41
HypotheticalA	$ 1,000.00	$ 1,017.35	$ 7.65
Class B
Actual	$ 1,000.00	$ 958.40	$ 9.88
HypotheticalA	$ 1,000.00	$ 1,014.78	$ 10.22
Class C
Actual	$ 1,000.00	$ 958.40	$ 9.64
HypotheticalA	$ 1,000.00	$ 1,015.03	$ 9.97
Institutional
Actual	$ 1,000.00	$ 963.40	$ 4.34
HypotheticalA	$ 1,000.00	$ 1,020.52	$ 4.48

A 5% return per year before expenses.

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.29%
Class T	1.52%
Class B	2.03%
Class C	1.98%
Institutional	.89%

Annual Report

Advisor Financial Services Fund

Investment Summary

Top Ten Stocks as of July 31, 2004
% of fund's net assets
Bank of America Corp.	8.4
American International Group, Inc.	6.7
Citigroup, Inc.	5.1
J.P. Morgan Chase & Co.	4.2
Fannie Mae	3.9
MBNA Corp.	3.8
American Express Co.	3.5
Wachovia Corp.	3.4
Wells Fargo & Co.	3.0
Morgan Stanley	2.8
44.8
Top Industries as of July 31, 2004
% of fund's net assets
Commercial Banks	23.2%
Insurance	22.5%
Capital Markets	15.3%
Diversified Financial Services	11.0%
Consumer Finance	11.0%
All Others*	17.0%

* Includes short-term investments and net other assets.

Annual Report

Advisor Financial Services Fund

Investments July 31, 2004

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value (Note 1)
CAPITAL MARKETS - 15.3%
American Capital Strategies Ltd.	12,100	$ 353,683
Ameritrade Holding Corp. (a)	734,800	8,148,932
Bank of New York Co., Inc.	142,160	4,084,257
Bear Stearns Companies, Inc.	21,500	1,793,530
E*TRADE Financial Corp. (a)	239,900	2,655,693
Federated Investors, Inc. Class B (non-vtg.)	20,200	567,822
Franklin Resources, Inc.	45,300	2,185,725
Goldman Sachs Group, Inc.	83,400	7,355,046
Janus Capital Group, Inc.	41,800	554,268
LaBranche & Co., Inc.	31,500	257,985
Lehman Brothers Holdings, Inc.	131,000	9,183,100
Merrill Lynch & Co., Inc.	221,900	11,032,868
Morgan Stanley	270,300	13,333,899
Northern Trust Corp.	155,200	6,228,176
Piper Jaffray Companies (a)	2,479	101,019
State Street Corp.	96,100	4,114,041
TradeStation Group, Inc. (a)	82,400	490,280
Waddell & Reed Financial, Inc. Class A	67,867	1,317,977
TOTAL CAPITAL MARKETS		73,758,301
COMMERCIAL BANKS - 23.2%
Banco Popolare di Verona e Novara	103,500	1,724,783
Bank of America Corp.	478,851	40,707,122
Banknorth Group, Inc.	28,700	915,817
BB&T Corp.	37,900	1,467,867
Cathay General Bancorp	31,070	2,082,001
City National Corp.	10,100	651,450
East West Bancorp, Inc.	48,677	1,641,388
Hanmi Financial Corp.	52,500	1,522,500
HDFC Bank Ltd. sponsored ADR	46,800	1,267,344
M&T Bank Corp.	21,500	2,004,445
Mercantile Bankshares Corp.	14,400	653,904
Mitsubishi Tokyo Financial Group, Inc. (MTFG) sponsored ADR	177,500	1,608,150
National Bank of Canada	69,400	2,336,915
National Commerce Financial Corp.	52,800	1,716,000
North Fork Bancorp, Inc., New York	31,800	1,241,790
Royal Bank of Canada	50,500	2,336,468
Silicon Valley Bancshares (a)	7,600	278,236
SouthTrust Corp.	31,300	1,214,127
Synovus Financial Corp.	1,100	28,017
TCF Financial Corp.	11,400	688,560
U.S. Bancorp, Delaware	351,200	9,938,960
UCBH Holdings, Inc.	85,000	3,322,650
Valley National Bancorp	245	6,096
Wachovia Corp.	370,420	16,413,310
Wells Fargo & Co.	253,000	14,524,730
Zions Bancorp	28,300	1,712,150
TOTAL COMMERCIAL BANKS		112,004,780

	Shares	Value (Note 1)
COMMERCIAL SERVICES & SUPPLIES - 1.0%
Asset Acceptance Capital Corp.	219,248	$ 3,775,451
Portfolio Recovery Associates, Inc. (a)	40,400	1,069,388
TOTAL COMMERCIAL SERVICES & SUPPLIES		4,844,839
CONSUMER FINANCE - 11.0%
American Express Co.	337,300	16,949,325
AmeriCredit Corp. (a)	146,800	2,803,880
Capital One Financial Corp.	134,700	9,337,404
First Marblehead Corp.	49,500	2,077,020
MBNA Corp.	747,075	18,445,282
SLM Corp.	84,300	3,196,656
TOTAL CONSUMER FINANCE		52,809,567
DIVERSIFIED FINANCIAL SERVICES - 11.0%
Chicago Mercantile Exchange Holdings, Inc. Class A	400	50,200
CIT Group, Inc.	198,800	6,910,288
Citigroup, Inc.	556,469	24,534,718
Encore Capital Group, Inc. (a)	30,500	467,260
J.P. Morgan Chase & Co.	540,894	20,191,573
Principal Financial Group, Inc.	32,400	1,101,276
TOTAL DIVERSIFIED FINANCIAL SERVICES		53,255,315
INDUSTRIAL CONGLOMERATES - 0.7%
General Electric Co.	108,300	3,600,975
INSURANCE - 22.5%
ACE Ltd.	166,200	6,746,058
AFLAC, Inc.	92,200	3,654,808
Allstate Corp.	40,900	1,925,572
AMBAC Financial Group, Inc.	76,350	5,429,249
American International Group, Inc.	459,660	32,474,979
Berkshire Hathaway, Inc. Class B (a)	4,124	11,934,856
Cincinnati Financial Corp.	33,421	1,332,829
Endurance Specialty Holdings Ltd.	141,970	4,692,109
Everest Re Group Ltd.	32,900	2,417,492
Fidelity National Financial, Inc.	32,350	1,172,688
Genworth Financial, Inc. Class A	26,700	607,158
Hartford Financial Services Group, Inc.	110,400	7,187,040
HCC Insurance Holdings, Inc.	28,100	851,430
Lincoln National Corp.	6,500	284,050
Marsh & McLennan Companies, Inc.	71,500	3,173,170
MBIA, Inc.	67,200	3,627,456
MetLife, Inc.	185,000	6,598,950
Montpelier Re Holdings Ltd.	24,500	866,810
PartnerRe Ltd.	8,000	418,480
Protective Life Corp.	17,200	623,500
Scottish Re Group Ltd.	27,500	561,000
Sun Life Financial, Inc.	142,200	3,947,474
Torchmark Corp.	17,500	914,900
Common Stocks - continued
	Shares	Value (Note 1)
INSURANCE - CONTINUED
UnumProvident Corp.	88,800	$ 1,416,360
XL Capital Ltd. Class A	80,800	5,710,944
TOTAL INSURANCE		108,569,362
IT SERVICES - 0.2%
Paychex, Inc.	24,000	737,040
REAL ESTATE - 2.7%
Apartment Investment & Management Co. Class A	130,500	4,172,085
CBL & Associates Properties, Inc.	12,146	669,245
Duke Realty Corp.	23,000	707,480
Equity Residential (SBI)	29,600	874,680
Federal Realty Investment Trust (SBI)	7,400	312,280
Healthcare Realty Trust, Inc.	47,000	1,697,640
Manufactured Home Communities, Inc.	14,200	449,998
Reckson Associates Realty Corp.	25,400	703,834
Simon Property Group, Inc.	54,400	2,807,584
The Mills Corp.	9,500	433,200
Vornado Realty Trust	300	17,427
TOTAL REAL ESTATE		12,845,453
SOFTWARE - 0.1%
Fair, Isaac & Co., Inc.	15,800	451,564
THRIFTS & MORTGAGE FINANCE - 10.2%
Countrywide Financial Corp.	60,408	4,355,417
Doral Financial Corp.	800	31,400
Fannie Mae	264,335	18,757,212
Golden West Financial Corp., Delaware	47,100	5,035,461
Greenpoint Financial Corp.	26,400	1,072,632
MGIC Investment Corp.	36,200	2,570,200
NetBank, Inc.	146,800	1,576,632
New York Community Bancorp, Inc.	100,533	1,934,255
Radian Group, Inc.	45,455	2,091,839
Sovereign Bancorp, Inc.	434,800	9,465,596
The PMI Group, Inc.	28,200	1,162,686
W Holding Co., Inc.	29,600	488,400
Washington Mutual, Inc.	12,400	481,120
TOTAL THRIFTS & MORTGAGE FINANCE		49,022,850
TOTAL COMMON STOCKS (Cost $394,282,976)		471,900,046
Money Market Funds - 1.1%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.33% (b)	5,274,915	$ 5,274,915
Fidelity Securities Lending Cash Central Fund, 1.32% (b)(c)	255,750	255,750
TOTAL MONEY MARKET FUNDS (Cost $5,530,665)		5,530,665
TOTAL INVESTMENT PORTFOLIO - 99.0% (Cost $399,813,641)		477,430,711
NET OTHER ASSETS - 1.0%		4,757,801
NET ASSETS - 100%		$ 482,188,512
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
Income Tax Information
The fund hereby designates approximately $4,729,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Financial Services

Advisor Financial Services Fund

Financial Statements

Statement of Assets and Liabilities

July 31, 2004
Assets
Investment in securities, at value (including securities loaned of $253,890) (cost $399,813,641) - See accompanying schedule		$ 477,430,711
Receivable for investments sold		13,272,826
Receivable for fund shares sold		103,958
Dividends receivable		795,892
Interest receivable		6,817
Prepaid expenses		957
Other affiliated receivables		936
Other receivables		220,396
Total assets		491,832,493
Liabilities
Payable for investments purchased	$ 7,256,929
Payable for fund shares redeemed	1,314,465
Accrued management fee	233,828
Distribution fees payable	298,062
Other affiliated payables	159,404
Other payables and accrued expenses	125,543
Collateral on securities loaned, at value	255,750
Total liabilities		9,643,981
Net Assets		$ 482,188,512
Net Assets consist of:
Paid in capital		$ 370,382,581
Undistributed net investment income		1,503
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		34,187,064
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		77,617,364
Net Assets		$ 482,188,512
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($58,221,963 ÷ 2,625,956 shares)		$ 22.17
Maximum offering price per share (100/94.25 of $22.17)		$ 23.52
Class T: Net Asset Value and redemption price per share ($144,887,392 ÷ 6,564,444 shares)		$ 22.07
Maximum offering price per share (100/96.50 of $22.07)		$ 22.87
Class B: Net Asset Value and offering price per share ($179,872,615 ÷ 8,309,796 shares) A		$ 21.65
Class C: Net Asset Value and offering price per share ($86,199,008 ÷ 3,980,885 shares) A		$ 21.65
Institutional: Net Asset Value, offering price and redemption price per share ($13,007,534 ÷ 581,389 shares)		$ 22.37

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

Year ended July 31, 2004
Investment Income
Dividends		$ 9,895,622
Interest		43,378
Security lending		53,021
Total income		9,992,021

Expenses
Management fee	$ 3,061,745
Transfer agent fees	1,799,314
Distribution fees	3,912,453
Accounting and security lending fees	204,603
Non-interested trustees' compensation	2,929
Custodian fees and expenses	18,868
Registration fees	63,775
Audit	39,911
Legal	1,886
Miscellaneous	112,528
Total expenses before reductions	9,218,012
Expense reductions	(113,546)	9,104,466
Net investment income (loss)		887,555
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	60,134,324
Foreign currency transactions	(45,282)
Total net realized gain (loss)		60,089,042
Change in net unrealized appreciation (depreciation) on: Investment securities	(3,466,311)
Assets and liabilities in foreign currencies	1,590
Total change in net unrealized appreciation (depreciation)		(3,464,721)
Net gain (loss)		56,624,321
Net increase (decrease) in net assets resulting from operations		$ 57,511,876

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Financial Services Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2004	Year ended July 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 887,555	$ 2,210,845
Net realized gain (loss)	60,089,042	2,197,120
Change in net unrealized appreciation (depreciation)	(3,464,721)	48,537,174
Net increase (decrease) in net assets resulting from operations	57,511,876	52,945,139
Distributions to shareholders from net investment income	(1,712,624)	(1,354,216)
Share transactions - net increase (decrease)	(93,511,617)	(91,318,552)
Redemption fees	62,072	20,838
Total increase (decrease) in net assets	(37,650,293)	(39,706,791)

Net Assets
Beginning of period	519,838,805	559,545,596
End of period (including undistributed net investment income of $1,503 and undistributed net investment income of $849,010, respectively)	$ 482,188,512	$ 519,838,805

Financial Highlights - Class A

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 19.98	$ 17.83	$ 20.45	$ 18.29	$ 17.49
Income from Investment Operations
Net investment income (loss)C	.14	.16	.12	.15	.15
Net realized and unrealized gain (loss)	2.20	2.07	(2.60)	2.20	.73
Total from investment operations	2.34	2.23	(2.48)	2.35	.88
Distributions from net investment income	(.15)	(.08)	(.14)	(.19)	(.09)
Redemption fees added to paid in capitalC	-E	-E	-E	-E	.01
Net asset value, end of period	$ 22.17	$ 19.98	$ 17.83	$ 20.45	$ 18.29
Total ReturnA,B	11.76%	12.57%	(12.16)%	12.86%	5.12%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.27%	1.31%	1.27%	1.20%	1.25%
Expenses net of voluntary waivers, if any	1.27%	1.31%	1.27%	1.20%	1.25%
Expenses net of all reductions	1.25%	1.27%	1.23%	1.18%	1.22%
Net investment income (loss)	.63%	.89%	.60%	.77%	.92%
Supplemental Data
Net assets, end of period (000 omitted)	$ 58,222	$ 57,255	$ 60,475	$ 78,115	$ 48,088
Portfolio turnover rate	74%	60%	125%	110%	73%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the sales charges. CCalculated based on average shares outstanding during the period. DExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. EAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Financial Services

Financial Highlights - Class T

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 19.90	$ 17.77	$ 20.38	$ 18.21	$ 17.42
Income from Investment Operations
Net investment income (loss)C	.09	.12	.07	.11	.12
Net realized and unrealized gain (loss)	2.19	2.07	(2.59)	2.19	.71
Total from investment operations	2.28	2.19	(2.52)	2.30	.83
Distributions from net investment income	(.11)	(.06)	(.09)	(.13)	(.05)
Redemption fees added to paid in capitalC	-E	-E	-E	-E	.01
Net asset value, end of period	$ 22.07	$ 19.90	$ 17.77	$ 20.38	$ 18.21
Total ReturnA,B	11.49%	12.37%	(12.39)%	12.64%	4.84%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.50%	1.53%	1.49%	1.43%	1.47%
Expenses net of voluntary waivers, if any	1.50%	1.53%	1.49%	1.43%	1.47%
Expenses net of all reductions	1.48%	1.49%	1.45%	1.41%	1.44%
Net investment income (loss)	.41%	.67%	.38%	.54%	.70%
Supplemental Data
Net assets, end of period (000 omitted)	$ 144,887	$ 157,238	$ 169,429	$ 234,268	$ 179,862
Portfolio turnover rate	74%	60%	125%	110%	73%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the sales charges. CCalculated based on average shares outstanding during the period. DExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. EAmount represents less than $.01 per share.

Financial Highlights - Class B

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 19.53	$ 17.50	$ 20.08	$ 17.95	$ 17.21
Income from Investment Operations
Net investment income (loss)C	(.02)	.03	(.03)	-	.03
Net realized and unrealized gain (loss)	2.16	2.03	(2.55)	2.16	.70
Total from investment operations	2.14	2.06	(2.58)	2.16	.73
Distributions from net investment income	(.02)	(.03)	-	(.03)	-
Redemption fees added to paid in capitalC	-E	-E	-E	-E	.01
Net asset value, end of period	$ 21.65	$ 19.53	$ 17.50	$ 20.08	$ 17.95
Total ReturnA,B	10.96%	11.80%	(12.85)%	12.03%	4.30%
Ratios to Average Net AssetsD
Expenses before expense reductions	2.02%	2.03%	2.01%	1.96%	2.01%
Expenses net of voluntary waivers, if any	2.02%	2.03%	2.01%	1.96%	2.01%
Expenses net of all reductions	2.00%	1.99%	1.97%	1.94%	1.98%
Net investment income (loss)	(.11)%	.17%	(.14)%	.01%	.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 179,873	$ 193,373	$ 206,460	$ 269,612	$ 150,880
Portfolio turnover rate	74%	60%	125%	110%	73%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the contingent deferred sales charge. CCalculated based on average shares outstanding during the period. DExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. EAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 19.53	$ 17.49	$ 20.05	$ 17.96	$ 17.24
Income from Investment Operations
Net investment income (loss)C	(.01)	.04	(.02)	.01	.03
Net realized and unrealized gain (loss)	2.15	2.03	(2.54)	2.15	.70
Total from investment operations	2.14	2.07	(2.56)	2.16	.73
Distributions from net investment income	(.02)	(.03)	-	(.07)	(.02)
Redemption fees added to paid in capitalC	-E	-E	-E	-E	.01
Net asset value, end of period	$ 21.65	$ 19.53	$ 17.49	$ 20.05	$ 17.96
Total ReturnA,B	10.96%	11.86%	(12.77)%	12.03%	4.30%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.97%	1.99%	1.96%	1.92%	1.96%
Expenses net of voluntary waivers, if any	1.97%	1.99%	1.96%	1.92%	1.96%
Expenses net of all reductions	1.95%	1.95%	1.92%	1.90%	1.93%
Net investment income (loss)	(.06)%	.22%	(.09)%	.05%	.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 86,199	$ 97,434	$ 107,899	$ 149,160	$ 83,078
Portfolio turnover rate	74%	60%	125%	110%	73%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the contingent deferred sales charge. CCalculated based on average shares outstanding during the period. DExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. EAmount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 20.17	$ 17.95	$ 20.59	$ 18.39	$ 17.60
Income from Investment Operations
Net investment income (loss)B	.23	.24	.19	.22	.21
Net realized and unrealized gain (loss)	2.21	2.09	(2.62)	2.22	.72
Total from investment operations	2.44	2.33	(2.43)	2.44	.93
Distributions from net investment income	(.24)	(.11)	(.21)	(.24)	(.15)
Redemption fees added to paid in capitalB	-D	-D	-D	-D	.01
Net asset value, end of period	$ 22.37	$ 20.17	$ 17.95	$ 20.59	$ 18.39
Total ReturnA	12.18%	13.07%	(11.84)%	13.29%	5.40%
Ratios to Average Net AssetsC
Expenses before expense reductions	.88%	.88%	.89%	.87%	.90%
Expenses net of voluntary waivers, if any	.88%	.88%	.89%	.87%	.90%
Expenses net of all reductions	.85%	.84%	.85%	.84%	.87%
Net investment income (loss)	1.03%	1.32%	.98%	1.10%	1.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,008	$ 14,539	$ 15,283	$ 17,966	$ 9,749
Portfolio turnover rate	74%	60%	125%	110%	73%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BCalculated based on average shares outstanding during the period. CExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. DAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Financial Services

Notes to Financial Statements

For the period ended July 31, 2004

1. Significant Accounting Policies.

Fidelity Advisor Financial Services Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income and realized gain for income tax purposes.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 83,886,754
Unrealized depreciation	(8,607,848)
Net unrealized appreciation (depreciation)	75,278,906
Undistributed long-term capital gain	32,055,411

Cost for federal income tax purposes	$ 402,151,805

The tax character of distributions paid was as follows:

	July 31, 2004	July 31, 2003

Ordinary Income	$ 1,674,060	$ 1,354,216
Long-term Capital Gains	38,564	-
Total	$ 1,712,624	$ 1,354,216

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $390,518,639 and $494,584,050, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Financial Services

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 152,368	$ 136
Class T	.25%	.25%	797,600	3,990
Class B	.75%	.25%	1,982,856	1,487,588
Class C	.75%	.25%	979,629	73,897
			$ 3,912,453	$ 1,565,611

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC

Class A	$ 29,407
Class T	12,628
Class B*	519,390
Class C*	31,184
$ 592,609

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 221,140.36
Class T	538,347.34
Class B	708,097.36
Class C	300,870.31
Institutional Class	30,860.22
	$ 1,799,314

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $43,343 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $19,477 for the period.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $113,546 for the period.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended July 31,
	2004	2003
From net investment income
Class A	$ 420,433	$ 252,487
Class T	838,212	523,447
Class B	192,478	326,913
Class C	96,077	167,726
Institutional Class	165,424	83,643
Total	$ 1,712,624	$ 1,354,216

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended July 31,		Years ended July 31,
	2004	2003	2004	2003
Class A
Shares sold	614,653	466,106	$ 13,695,749	$ 8,361,698
Reinvestment of distributions	18,128	12,924	378,140	225,396
Shares redeemed	(872,521)	(1,005,991)	(19,145,577)	(17,596,177)
Net increase (decrease)	(239,740)	(526,961)	$ (5,071,688)	$ (9,009,083)
Class T
Shares sold	658,242	786,561	$ 14,430,306	$ 14,027,178
Reinvestment of distributions	37,421	27,729	777,299	482,206
Shares redeemed	(2,033,778)	(2,445,445)	(44,388,616)	(42,791,925)
Net increase (decrease)	(1,338,115)	(1,631,155)	$ (29,181,011)	$ (28,282,541)
Class B
Shares sold	461,768	669,921	$ 9,850,610	$ 11,895,054
Reinvestment of distributions	7,853	15,797	162,959	270,445
Shares redeemed	(2,060,890)	(2,581,642)	(44,422,627)	(44,031,477)
Net increase (decrease)	(1,591,269)	(1,895,924)	$ (34,409,058)	$ (31,865,978)
Class C
Shares sold	653,543	411,834	$ 13,848,576	$ 7,357,880
Reinvestment of distributions	3,576	7,556	74,185	129,283
Shares redeemed	(1,665,874)	(1,598,865)	(35,686,628)	(27,368,101)
Net increase (decrease)	(1,008,755)	(1,179,475)	$ (21,763,867)	$ (19,880,938)
Institutional Class
Shares sold	67,364	104,118	$ 1,519,011	$ 1,915,337
Reinvestment of distributions	5,506	3,152	115,490	55,316
Shares redeemed	(212,405)	(237,964)	(4,720,494)	(4,250,665)
Net increase (decrease)	(139,535)	(130,694)	$ (3,085,993)	$ (2,280,012)

Financial Services

Advisor Health Care Fund - Class A, T, B, and C

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2004	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	-2.56%	0.67%	9.82%
Class T (incl. 3.50% sales charge)	-0.45%	0.91%	9.87%
Class B (incl. contingent deferred sales charge) B, C	-2.36%	0.74%	9.86%
Class C (incl. contingent deferred sales charge) D, E	1.69%	1.17%	9.84%

A From September 3, 1996.

B Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on March 3, 1997. Returns prior to March 3, 1997 are those of Class T and reflect a 0.50% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower.

C Class B shares' contingent deferred sales charges included in the past one year, five year and life of fund total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns between March 3, 1997 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T and reflect a 0.50% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower.

E Class C shares' contingent deferred sales charges included in the past one year, five year and life of fund total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Health Care Fund - Class T on September 3, 1996, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Annual Report

Advisor Health Care Fund - Class A, T, B, and C

Management's Discussion of Fund Performance

Comments from Sam Peters, Portfolio Manager of Fidelity ® Advisor Health Care Fund

U.S. equity markets reversed course during the 12 months that ended July 31, 2004. In the first half of the period, stocks rose as investors grew more confident about the recovering economy. Speculative, high-growth industries such as semiconductors and biotechnology led the charge early on. In the second half, though, the less glamorous but steadier growth of household and personal product companies, among others, gained favor against a backdrop of near-record-high prices for oil and gasoline, concerns about rising interest rates and threats of terrorism. The Standard & Poor's 500SM Index - a popular benchmark of commonly held stocks - reflects the equity markets' reversal well. In the first six months of the period, the S&P 500® gained 15.23%. But the benchmark lost 1.78% in the second half of the period. For the 12 months overall, the S&P 500 climbed 13.17%. Meanwhile, the Dow Jones Industrial AverageSM - a performance measure of 30 large-cap, blue-chip stocks - rose 12.11%, and the tech-heavy NASDAQ Composite® Index returned 9.29%, despite losing 8.45% in the past six months.

For the 12 months that ended July 31, 2004, the fund's Class A, Class T, Class B and Class C shares had returns of 3.39%, 3.16%, 2.64% and 2.69%, respectively, lagging both the Goldman Sachs ® Health Care Index, which posted a 4.22% return, and the Standard & Poor's 500 Index. The fund's underperformance was attributable mainly to its somewhat defensive positioning relative to the health care sector, which benefited from having more exposure to growth-oriented stocks in a period of cyclical recovery. In the biotechnology space, Millennium Pharmaceuticals detracted from performance not because the company performed poorly, but because it did not meet investors' expectations. Pharmaceutical giants Merck and Wyeth fell victim to investor concerns about future governmental efforts to control health care costs. Performance was helped by Genentech, whose stock rose on robust sales of a new colorectal cancer drug; St. Jude Medical, which holds a strong position in heart therapy devices; and Caremark Rx, a leading prescription benefits manager that is helping to lower drug costs through group purchases.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Health Care Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2004 to July 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2004	Ending Account Value July 31, 2004	Expenses Paid During Period* February 1, 2004 to July 31, 2004
Class A
Actual	$ 1,000.00	$ 959.90	$ 6.53
HypotheticalA	$ 1,000.00	$ 1,018.25	$ 6.75
Class T
Actual	$ 1,000.00	$ 959.30	$ 7.75
HypotheticalA	$ 1,000.00	$ 1,016.99	$ 8.01
Class B
Actual	$ 1,000.00	$ 956.70	$ 10.12
HypotheticalA	$ 1,000.00	$ 1,014.53	$ 10.47
Class C
Actual	$ 1,000.00	$ 956.80	$ 9.78
HypotheticalA	$ 1,000.00	$ 1,014.88	$ 10.12
Institutional
Actual	$ 1,000.00	$ 962.10	$ 4.49
HypotheticalA	$ 1,000.00	$ 1,020.37	$ 4.63

A 5% return per year before expenses.

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.34%
Class T	1.59%
Class B	2.08%
Class C	2.01%
Institutional	.92%

Annual Report

Advisor Health Care Fund

Investment Summary

Top Ten Stocks as of July 31, 2004
% of fund's net assets
Johnson & Johnson	10.4
Pfizer, Inc.	7.5
Medtronic, Inc.	7.1
Abbott Laboratories	5.5
Genentech, Inc.	5.2
UnitedHealth Group, Inc.	5.1
Merck & Co., Inc.	5.0
Baxter International, Inc.	4.9
Amgen, Inc.	4.1
Eli Lilly & Co.	4.1
58.9
Top Industries as of July 31, 2004
% of fund's net assets
Pharmaceuticals	41.8%
Health Care Equipment & Supplies	26.0%
Health Care Providers & Services	15.7%
Biotechnology	15.5%
Insurance	0.2%
All Others *	0.8%

* Includes short-term investments and net other assets.

Annual Report

Advisor Health Care Fund

Investments July 31, 2004

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value (Note 1)
BIOTECHNOLOGY - 15.5%
Affymetrix, Inc. (a)	56,600	$ 1,528,766
Alkermes, Inc. (a)	331,200	3,573,648
Amgen, Inc. (a)	563,900	32,074,632
Biogen Idec, Inc. (a)	165,500	9,930,000
Celgene Corp. (a)	102,100	5,444,993
Genentech, Inc. (a)	840,300	40,905,804
Genzyme Corp. - General Division (a)	160,600	8,235,568
ImClone Systems, Inc. (a)	49,500	2,916,540
MedImmune, Inc. (a)	213,030	4,908,211
Millennium Pharmaceuticals, Inc. (a)	496,100	5,516,632
Neurocrine Biosciences, Inc. (a)	85,600	3,986,392
OSI Pharmaceuticals, Inc. (a)	26,000	1,562,600
Protein Design Labs, Inc. (a)	59,600	965,520
TOTAL BIOTECHNOLOGY		121,549,306
HEALTH CARE EQUIPMENT & SUPPLIES - 26.0%
Alcon, Inc.	168,400	12,899,440
Animas Corp.	200	3,044
Baxter International, Inc.	1,283,600	38,597,852
Biomet, Inc.	431,275	18,971,787
Boston Scientific Corp. (a)	426,600	16,321,716
Cytyc Corp. (a)	119,900	2,897,983
Dade Behring Holdings, Inc. (a)	65,500	3,254,695
Edwards Lifesciences Corp. (a)	302,200	10,628,374
Epix Medical, Inc. (a)	102,500	1,850,125
Guidant Corp.	19,100	1,056,612
Hospira, Inc. (a)	4,182	108,356
Kinetic Concepts, Inc.	69,100	3,103,972
Medtronic, Inc.	1,113,196	55,292,445
Novoste Corp. (a)(d)	12,500	25,625
ResMed, Inc. (a)	66,300	3,248,700
Respironics, Inc. (a)	59,200	3,298,624
Smith & Nephew PLC sponsored ADR	25,000	1,291,500
St. Jude Medical, Inc. (a)	300,900	20,500,317
Thoratec Corp. (a)	78,700	802,740
Waters Corp. (a)	44,700	1,961,436
Zimmer Holdings, Inc. (a)	94,300	7,196,033
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		203,311,376
HEALTH CARE PROVIDERS & SERVICES - 15.7%
Cardinal Health, Inc.	57,600	2,563,200
Caremark Rx, Inc. (a)	558,700	17,040,350
Coventry Health Care, Inc. (a)	146,100	7,467,171
DaVita, Inc. (a)	71,550	2,172,974

	Shares	Value (Note 1)
Health Management Associates, Inc. Class A	3,800	$ 76,228
Health Net, Inc. (a)	93,500	2,256,155
IMS Health, Inc.	190,200	4,610,448
Inveresk Research Group, Inc. (a)	32,100	1,165,230
Laboratory Corp. of America Holdings (a)	102,600	4,017,816
McKesson Corp.	228,000	7,334,760
Omnicare, Inc.	162,400	4,591,048
PacifiCare Health Systems, Inc. (a)	386,090	11,802,771
Patterson Companies, Inc. (a)	25,400	1,864,868
Quest Diagnostics, Inc.	77,200	6,336,576
Tenet Healthcare Corp. (a)	354,500	3,963,310
UnitedHealth Group, Inc.	639,900	40,249,710
WebMD Corp. (a)	618,700	5,036,218
TOTAL HEALTH CARE PROVIDERS & SERVICES		122,548,833
INSURANCE - 0.2%
American Medical Securities Group, Inc. (a)	65,100	1,654,191
PERSONAL PRODUCTS - 0.1%
NBTY, Inc. (a)	42,700	929,152
PHARMACEUTICALS - 41.8%
Abbott Laboratories	1,094,920	43,085,102
Allergan, Inc.	98,900	7,480,796
Barr Pharmaceuticals, Inc. (a)	87,902	3,019,434
Biovail Corp. (a)	220,470	3,429,994
Eli Lilly & Co.	499,500	31,828,140
Endo Pharmaceuticals Holdings, Inc. (a)	89,000	1,708,800
Forest Laboratories, Inc. (a)	89,000	4,475,810
Hollis-Eden Pharmaceutcals, Inc. (a)	165,100	1,581,658
Johnson & Johnson	1,477,362	81,653,798
King Pharmaceuticals, Inc. (a)	351,500	3,968,435
Medicis Pharmaceutical Corp. Class A	30,300	1,083,831
Merck & Co., Inc.	867,600	39,345,660
Novartis AG sponsored ADR	102,000	4,555,320
Perrigo Co.	148,200	2,469,012
Pfizer, Inc.	1,846,320	59,008,387
Schering-Plough Corp.	1,024,500	19,936,770
Sepracor, Inc. (a)	60,100	2,762,797
Watson Pharmaceuticals, Inc. (a)	102,300	2,578,983
Wyeth	384,220	13,601,388
TOTAL PHARMACEUTICALS		327,574,115
TOTAL COMMON STOCKS (Cost $728,781,855)		777,566,973
Nonconvertible Preferred Stocks - 0.0%

BIOTECHNOLOGY - 0.0%
Geneprot, Inc. Series A (e) (Cost $236,500)	43,000	150,500
Money Market Funds - 0.6%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.33% (b)	3,534,017	$ 3,534,017
Fidelity Securities Lending Cash Central Fund, 1.32% (b)(c)	1,327,000	1,327,000
TOTAL MONEY MARKET FUNDS (Cost $4,861,017)		4,861,017
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $733,879,372)		782,578,490
NET OTHER ASSETS - 0.1%		696,554
NET ASSETS - 100%		$ 783,275,044
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $25,625 or 0.0% of net assets.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $150,500 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Geneprot, Inc. Series A	7/7/00	$ 236,500
Income Tax Information
At July 31, 2004, the fund had a capital loss carryforward of approximately $39,599,000 of which $26,199,000 and $13,400,000 will expire on July 31, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Health Care

Advisor Health Care Fund

Financial Statements

Statement of Assets and Liabilities

July 31, 2004
Assets
Investment in securities, at value (including securities loaned of $1,271,266) (cost $733,879,372) - See accompanying schedule		$ 782,578,490
Receivable for investments sold		14,631,105
Receivable for fund shares sold		482,949
Dividends receivable		296,449
Interest receivable		10,702
Prepaid expenses		1,571
Other affiliated receivables		1,161
Other receivables		13,338
Total assets		798,015,765
Liabilities
Payable for investments purchased	$ 10,269,641
Payable for fund shares redeemed	1,766,128
Accrued management fee	387,378
Distribution fees payable	484,369
Other affiliated payables	297,205
Other payables and accrued expenses	209,000
Collateral on securities loaned, at value	1,327,000
Total liabilities		14,740,721
Net Assets		$ 783,275,044
Net Assets consist of:
Paid in capital		$ 791,501,801
Accumulated net investment loss		(581)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(56,925,294)
Net unrealized appreciation (depreciation) on investments		48,699,118
Net Assets		$ 783,275,044
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($104,257,690 ÷ 5,513,701 shares)		$ 18.91
Maximum offering price per share (100/94.25 of $18.91)		$ 20.06
Class T: Net Asset Value and redemption price per share ($243,176,146 ÷ 13,077,001 shares)		$ 18.60
Maximum offering price per share (100/96.50 of $18.60)		$ 19.27
Class B: Net Asset Value and offering price per share ($285,299,471 ÷ 15,932,867 shares) A		$ 17.91
Class C: Net Asset Value and offering price per share ($130,184,219 ÷ 7,257,722 shares) A		$ 17.94
Institutional: Net Asset Value, offering price and redemption price per share ($20,357,518 ÷ 1,055,960 shares)		$ 19.28

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

Year ended July 31, 2004
Investment Income
Dividends		$ 8,514,928
Interest		90,455
Security lending		32,350
Total income		8,637,733

Expenses
Management fee	$ 4,857,388
Transfer agent fees	3,322,048
Distribution fees	6,102,170
Accounting and security lending fees	279,659
Non-interested trustees' compensation	4,639
Custodian fees and expenses	15,107
Registration fees	75,906
Audit	40,437
Legal	3,294
Miscellaneous	209,535
Total expenses before reductions	14,910,183
Expense reductions	(224,391)	14,685,792
Net investment income (loss)		(6,048,059)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	55,613,597
Foreign currency transactions	5,472
Total net realized gain (loss)		55,619,069
Change in net unrealized appreciation (depreciation) on: Investment securities	(24,649,715)
Assets and liabilities in foreign currencies	(6,063)
Total change in net unrealized appreciation (depreciation)		(24,655,778)
Net gain (loss)		30,963,291
Net increase (decrease) in net assets resulting from operations		$ 24,915,232

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Health Care Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2004	Year ended July 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (6,048,059)	$ (3,893,423)
Net realized gain (loss)	55,619,069	13,765,258
Change in net unrealized appreciation (depreciation)	(24,655,778)	71,504,161
Net increase (decrease) in net assets resulting from operations	24,915,232	81,375,996
Share transactions - net increase (decrease)	(106,348,165)	(125,179,240)
Redemption fees	55,534	65,218
Total increase (decrease) in net assets	(81,377,399)	(43,738,026)

Net Assets
Beginning of period	864,652,443	908,390,469
End of period (including accumulated net investment loss of $581 and $0, respectively)	$ 783,275,044	$ 864,652,443

Financial Highlights - Class A

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 18.29	$ 16.51	$ 20.41	$ 22.02	$ 18.52
Income from Investment Operations
Net investment income (loss) C	(.05)	- E	(.04)	.01	.01
Net realized and unrealized gain (loss)	.67	1.78	(3.86)	(.50)	3.89
Total from investment operations	.62	1.78	(3.90)	(.49)	3.90
Distributions from net realized gain	-	-	-	(1.12)	(.41)
Redemption fees added to paid in capital C	- E	- E	- E	- E	.01
Net asset value, end of period	$ 18.91	$ 18.29	$ 16.51	$ 20.41	$ 22.02
Total Return A, B	3.39%	10.78%	(19.11)%	(2.50)%	21.44%
Ratios to Average Net Assets D
Expenses before expense reductions	1.32%	1.34%	1.29%	1.19%	1.20%
Expenses net of voluntary waivers, if any	1.32%	1.34%	1.29%	1.19%	1.20%
Expenses net of all reductions	1.29%	1.27%	1.24%	1.17%	1.18%
Net investment income (loss)	(.26)%	(.01)%	(.23)%	.05%	.07%
Supplemental Data
Net assets, end of period (000 omitted)	$ 104,258	$ 108,692	$ 103,292	$ 136,304	$ 108,248
Portfolio turnover rate	60%	120%	167%	71%	51%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Health Care

Financial Highlights - Class T

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 18.03	$ 16.31	$ 20.22	$ 21.87	$ 18.40
Income from Investment Operations
Net investment income (loss) C	(.09)	(.04)	(.09)	(.04)	(.03)
Net realized and unrealized gain (loss)	.66	1.76	(3.82)	(.49)	3.86
Total from investment operations	.57	1.72	(3.91)	(.53)	3.83
Distributions from net realized gain	-	-	-	(1.12)	(.37)
Redemption fees added to paid in capital C	- E	- E	- E	- E	.01
Net asset value, end of period	$ 18.60	$ 18.03	$ 16.31	$ 20.22	$ 21.87
Total Return A, B	3.16%	10.55%	(19.34)%	(2.71)%	21.16%
Ratios to Average Net Assets D
Expenses before expense reductions	1.56%	1.59%	1.52%	1.43%	1.42%
Expenses net of voluntary waivers, if any	1.56%	1.59%	1.52%	1.43%	1.42%
Expenses net of all reductions	1.53%	1.51%	1.47%	1.41%	1.40%
Net investment income (loss)	(.51)%	(.26)%	(.46)%	(.18)%	(.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 243,176	$ 264,115	$ 274,243	$ 383,643	$ 361,351
Portfolio turnover rate	60%	120%	167%	71%	51%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. E Amount represents less than $.01 per share.

Financial Highlights - Class B

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 17.45	$ 15.86	$ 19.76	$ 21.50	$ 18.16
Income from Investment Operations
Net investment income (loss) C	(.18)	(.12)	(.18)	(.14)	(.13)
Net realized and unrealized gain (loss)	.64	1.71	(3.72)	(.48)	3.80
Total from investment operations	.46	1.59	(3.90)	(.62)	3.67
Distributions from net realized gain	-	-	-	(1.12)	(.34)
Redemption fees added to paid in capital C	- E	- E	- E	- E	.01
Net asset value, end of period	$ 17.91	$ 17.45	$ 15.86	$ 19.76	$ 21.50
Total Return A, B	2.64%	10.03%	(19.74)%	(3.20)%	20.53%
Ratios to Average Net Assets D
Expenses before expense reductions	2.06%	2.05%	2.02%	1.95%	1.94%
Expenses net of voluntary waivers, if any	2.06%	2.05%	2.02%	1.95%	1.94%
Expenses net of all reductions	2.03%	1.98%	1.98%	1.93%	1.93%
Net investment income (loss)	(1.01) %	(.73)%	(.97)%	(.70)%	(.68)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 285,299	$ 317,906	$ 334,056	$ 456,851	$ 366,413
Portfolio turnover rate	60%	120%	167%	71%	51%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 17.47	$ 15.87	$ 19.76	$ 21.50	$ 18.17
Income from Investment Operations
Net investment income (loss) C	(.17)	(.11)	(.17)	(.14)	(.12)
Net realized and unrealized gain (loss)	.64	1.71	(3.72)	(.48)	3.80
Total from investment operations	.47	1.60	(3.89)	(.62)	3.68
Distributions from net realized gain	-	-	-	(1.12)	(.36)
Redemption fees added to paid in capital C	- E	- E	- E	- E	.01
Net asset value, end of period	$ 17.94	$ 17.47	$ 15.87	$ 19.76	$ 21.50
Total Return A, B	2.69%	10.08%	(19.69)%	(3.20)%	20.59%
Ratios to Average Net Assets D
Expenses before expense reductions	2.00%	2.00%	1.97%	1.91%	1.91%
Expenses net of voluntary waivers, if any	2.00%	2.00%	1.97%	1.91%	1.91%
Expenses net of all reductions	1.97%	1.92%	1.93%	1.89%	1.89%
Net investment income (loss)	(.95)%	(.67)%	(.92)%	(.66)%	(.64)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 130,184	$ 150,576	$ 160,877	$ 229,494	$ 183,264
Portfolio turnover rate	60%	120%	167%	71%	51%
A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. E Amount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 18.58	$ 16.70	$ 20.58	$ 22.13	$ 18.59
Income from Investment Operations
Net investment income (loss) B	.03	.06	.02	.07	.07
Net realized and unrealized gain (loss)	.67	1.82	(3.90)	(.50)	3.90
Total from investment operations	.70	1.88	(3.88)	(.43)	3.97
Distributions from net investment income	-	-	-	-	(.03)
Distributions from net realized gain	-	-	-	(1.12)	(.41)
Total distributions	-	-	-	(1.12)	(.44)
Redemption fees added to paid in capital B	- D	- D	- D	- D	.01
Net asset value, end of period	$ 19.28	$ 18.58	$ 16.70	$ 20.58	$ 22.13
Total Return A	3.77%	11.26%	(18.85)%	(2.21)%	21.77%
Ratios to Average Net Assets C
Expenses before expense reductions	.91%	.96%	.95%	.91%	.93%
Expenses net of voluntary waivers, if any	.91%	.96%	.95%	.91%	.93%
Expenses net of all reductions	.88%	.88%	.90%	.89%	.92%
Net investment income (loss)	.14%	.37%	.11%	.33%	.33%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,358	$ 23,364	$ 35,923	$ 45,200	$ 40,320
Portfolio turnover rate	60%	120%	167%	71%	51%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. D Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Health Care

Notes to Financial Statements

For the period ended July 31, 2004

1. Significant Accounting Policies.

Fidelity Advisor Health Care Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 83,446,487
Unrealized depreciation	(50,019,877)
Net unrealized appreciation (depreciation)	33,426,610
Capital loss carryforward	(39,598,744)

Cost for federal income tax purposes	$ 749,151,880

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $497,867,080 and $606,249,674, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 265,277	$ 125
Class T	.25%	.25%	1,301,860	8,192
Class B	.75%	.25%	3,101,804	2,326,466
Class C	.75%	.25%	1,433,229	105,800
			$ 6,102,170	$ 2,440,583

Health Care

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 61,017
Class T	39,283
Class B*	813,736
Class C*	8,645
$ 922,681

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 439,635.41
Class T	1,056,432.41
Class B	1,269,262.41
Class C	498,550.35
Institutional Class	58,169.26
	$ 3,322,048

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $90,391 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $13,807 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $224,341 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $50.

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended July 31,		Years ended July 31,
	2004	2003	2004	2003
Class A
Shares sold	1,326,830	1,203,411	$ 25,583,854	$ 20,267,921
Shares redeemed	(1,754,987)	(1,518,948)	(33,233,576)	(25,469,009)
Net increase (decrease)	(428,157)	(315,537)	$ (7,649,722)	$ (5,201,088)
Class T
Shares sold	2,113,234	1,868,517	$ 40,035,265	$ 31,251,267
Shares redeemed	(3,681,338)	(4,033,622)	(68,961,682)	(66,788,799)
Net increase (decrease)	(1,568,104)	(2,165,105)	$ (28,926,417)	$ (35,537,532)
Class B
Shares sold	1,131,221	1,399,903	$ 20,552,323	$ 22,699,963
Shares redeemed	(3,413,291)	(4,244,862)	(61,904,937)	(67,782,071)
Net increase (decrease)	(2,282,070)	(2,844,959)	$ (41,352,614)	$ (45,082,108)
Class C
Shares sold	865,725	882,963	$ 15,749,574	$ 14,326,120
Shares redeemed	(2,225,887)	(2,401,732)	(40,266,820)	(38,459,329)
Net increase (decrease)	(1,360,162)	(1,518,769)	$ (24,517,246)	$ (24,133,209)
Institutional Class
Shares sold	122,545	185,023	$ 2,394,261	$ 3,143,586
Shares redeemed	(324,350)	(1,078,595)	(6,296,427)	(18,368,889)
Net increase (decrease)	(201,805)	(893,572)	$ (3,902,166)	$ (15,225,303)

Health Care

Advisor Natural Resources Fund - Class A, T, B, and C

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2004	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	27.31%	6.60%	9.41%
Class T (incl. 3.50% sales charge)	30.10%	6.89%	9.56%
Class B (incl. contingent deferred sales charge) B, C	29.12%	6.78%	9.55%
Class C (incl. contingent deferred sales charge) D, E	33.14%	7.11%	9.37%

A Class A's 12b-1 fee may range over time between 0.25% and 0.35%, as an amount of brokerage commissions equivalent to up to 0.10% of the class's average net assets may be used to promote the sale of class shares. The initial offering of Class A shares took place on September 3, 1996. Returns prior to September 3, 1996 are those of Class T, the original class of the fund, and reflect a 0.50% 12b-1 fee (0.65% prior to January 1, 1996).

B Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on July 3, 1995. Returns prior to July 3, 1995 are those of Class T and reflect a 0.65% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to July 3, 1995 would have been lower.

C Class B shares' contingent deferred sales charges included in the past one year, five year, and ten year total return figures are 5%, 2% and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns between July 3, 1995 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to July 3, 1995 are those of Class T and reflect a 0.65% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to July 3, 1995 would have been lower.

E Class C shares' contingent deferred sales charges included in the past one year, five year, and ten year total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Natural Resources Fund - Class T on July 31, 1994, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Annual Report

Advisor Natural Resources Fund - Class A, T, B, and C

Management's Discussion of Fund Performance

Comments from Matt Friedman, who became Portfolio Manager of Fidelity ® Advisor Natural Resources Fund on June 1, 2004

U.S. equity markets reversed course during the 12 months that ended July 31, 2004. In the first half of the period, stocks rose as investors grew more confident about the recovering economy. Speculative, high-growth industries such as semiconductors and biotechnology led the charge early on. In the second half, though, the less glamorous but steadier growth of household and personal product companies, among others, gained favor against a backdrop of near-record-high prices for oil and gasoline, concerns about rising interest rates and threats of terrorism. The Standard & Poor's 500 SM Index - a popular benchmark of commonly held stocks - reflects the equity markets' reversal well. In the first six months of the period, the S&P 500 ® gained 15.23%. But the benchmark lost 1.78% in the second half of the period. For the 12 months overall, the S&P 500 climbed 13.17%. Meanwhile, the Dow Jones Industrial Average SM - a performance measure of 30 large-cap, blue-chip stocks - rose 12.11%, and the tech-heavy NASDAQ Composite ® Index returned 9.29%, despite losing 8.45% in the past six months.

Although it posted strong absolute performance during the past year and easily outdistanced the overall market's gain, the fund lagged its sector benchmark. For the 12 months ending July 31, 2004, the fund's Class A, Class T, Class B and Class C shares returned 35.08%, 34.82%, 34.12% and 34.14%, respectively, significantly higher than the S&P 500, but lagging the Goldman Sachs ® Natural Resources Index, which gained 36.88% during the same time frame. Flat capital expenditures, strong refining margins and higher fuel prices helped place integrated oil companies, such as BP and ConocoPhillips, among the fund's top contributors to absolute performance and relative to the Goldman Sachs index. Oil services companies, which depend on increased capital spending by integrated oil companies, generally did not fare as well, although oil refiner Schlumberger saw its stock price rise as its international exploration efforts increased. Russian oil companies YUKOS and Sibneft detracted from performance - the former embroiled in a year-long tax dispute with the Kremlin. Gold producer Kinross also struggled as gold prices plummeted during the period.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Natural Resources Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2004 to July 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2004	Ending Account Value July 31, 2004	Expenses Paid During Period* February 1, 2004 to July 31, 2004
Class A
Actual	$ 1,000.00	$ 1,117.90	$ 6.79
HypotheticalA	$ 1,000.00	$ 1,018.51	$ 6.49
Class T
Actual	$ 1,000.00	$ 1,116.90	$ 7.84
HypotheticalA	$ 1,000.00	$ 1,017.50	$ 7.50
Class B
Actual	$ 1,000.00	$ 1,114.00	$ 10.62
HypotheticalA	$ 1,000.00	$ 1,014.83	$ 10.17
Class C
Actual	$ 1,000.00	$ 1,113.80	$ 10.41
HypotheticalA	$ 1,000.00	$ 1,015.03	$ 9.97
Institutional Class
Actual	$ 1,000.00	$ 1,119.80	$ 4.80
HypotheticalA	$ 1,000.00	$ 1,020.42	$ 4.58

A 5% return per year before expenses.

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.29%
Class T	1.49%
Class B	2.02%
Class C	1.98%
Institutional Class	.91%

Annual Report

Advisor Natural Resources Fund

Investment Summary

Top Ten Stocks as of July 31, 2004
% of fund's net assets
BP PLC sponsored ADR	9.3
Exxon Mobil Corp.	8.6
ChevronTexaco Corp.	6.6
ConocoPhillips	4.8
Schlumberger Ltd. (NY Shares)	4.5
Newmont Mining Corp.	3.8
Occidental Petroleum Corp.	3.7
Alcoa, Inc.	3.3
Halliburton Co.	3.1
Total SA sponsored ADR	2.7
50.4
Top Industries as of July 31, 2004
% of fund's net assets
Oil & Gas	51.9%
Energy Equipment & Services	22.9%
Metals & Mining	14.5%
Paper & Forest Products	5.8%
Containers & Packaging	1.4%
All Others *	3.5%

* Includes short-term investments and net other assets.

Annual Report

Advisor Natural Resources Fund

Investments July 31, 2004

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value (Note 1)
CONTAINERS & PACKAGING - 1.4%
Packaging Corp. of America	63,300	$ 1,478,688
Smurfit-Stone Container Corp. (a)	186,687	3,474,245
TOTAL CONTAINERS & PACKAGING		4,952,933
ENERGY EQUIPMENT & SERVICES - 22.9%
Baker Hughes, Inc.	136,750	5,511,025
BJ Services Co. (a)	89,200	4,429,672
Cal Dive International, Inc. (a)	13,700	424,700
Cooper Cameron Corp. (a)	12,600	643,734
Diamond Offshore Drilling, Inc.	52,300	1,278,212
ENSCO International, Inc.	99,000	2,980,890
GlobalSantaFe Corp.	109,766	3,007,588
Grant Prideco, Inc. (a)	130,800	2,470,812
Grey Wolf, Inc. (a)	105,200	472,348
Halliburton Co.	348,700	11,071,225
Helmerich & Payne, Inc.	200	5,064
Maverick Tube Corp. (a)	13,300	383,572
Nabors Industries Ltd. (a)	65,100	3,027,150
National-Oilwell, Inc. (a)	80,800	2,702,760
Noble Corp. (a)	39,000	1,510,080
Pason Systems, Inc.	17,900	457,179
Patterson-UTI Energy, Inc.	32,600	594,298
Precision Drilling Corp. (a)	27,200	1,350,536
Pride International, Inc. (a)	111,700	2,010,600
Rowan Companies, Inc. (a)	65,600	1,601,952
Schlumberger Ltd. (NY Shares)	246,300	15,842,016
Smith International, Inc. (a)	152,000	8,858,560
Tidewater, Inc.	14,700	446,145
Transocean, Inc. (a)	34,700	985,480
Varco International, Inc. (a)	69,300	1,674,981
Weatherford International Ltd. (a)	148,400	6,942,152
Willbros Group, Inc. (a)	42,600	626,646
TOTAL ENERGY EQUIPMENT & SERVICES		81,309,377
MACHINERY - 0.2%
Bucyrus International, Inc. Class A	26,600	638,400
METALS & MINING - 14.5%
Aber Diamond Corp. (a)	9,300	279,437
Alcan, Inc.	134,900	5,336,123
Alcoa, Inc.	363,200	11,633,296
Anglo American PLC ADR	200	4,256
Apex Silver Mines Ltd. (a)	19,300	346,049
CONSOL Energy, Inc.	95,000	3,404,800
Freeport-McMoRan Copper & Gold, Inc. Class B	103,097	3,592,930
Goldcorp, Inc.	132,300	1,524,797
Inco Ltd. (a)	31,600	1,047,905
Kinross Gold Corp. (a)	66,500	353,199
Massey Energy Co.	37,000	1,023,050

	Shares	Value (Note 1)
Meridian Gold, Inc. (a)	32,800	$ 436,511
Newmont Mining Corp.	336,800	13,630,296
Nucor Corp.	10,000	836,500
Peabody Energy Corp.	66,100	3,713,498
Phelps Dodge Corp.	55,900	4,356,846
TOTAL METALS & MINING		51,519,493
OIL & GAS - 51.9%
Amerada Hess Corp.	31,900	2,658,865
BP PLC sponsored ADR	587,148	33,091,664
Burlington Resources, Inc.	153,500	5,859,095
ChevronTexaco Corp.	243,718	23,311,627
ConocoPhillips	217,499	17,132,396
Cross Timbers Royalty Trust	511	15,764
EnCana Corp.	185,732	8,229,915
Encore Acquisition Co. (a)	56,400	1,662,108
EOG Resources, Inc.	200	12,710
Exxon Mobil Corp.	659,560	30,537,628
Forest Oil Corp. (a)	31,500	891,135
Frontier Oil Corp.	41,900	898,755
Kerr-McGee Corp.	390	20,475
Kinder Morgan, Inc.	17,400	1,044,174
Marathon Oil Corp.	65,000	2,448,550
Newfield Exploration Co. (a)	9,200	543,444
Noble Energy, Inc.	200	11,062
Occidental Petroleum Corp.	266,600	13,135,382
Patina Oil & Gas Corp.	60,600	1,787,094
Petro-Canada	111,100	5,186,199
Pioneer Natural Resources Co.	100	3,605
Pogo Producing Co.	200	8,876
Premcor, Inc. (a)	63,900	2,294,010
Quicksilver Resources, Inc. (a)	114,100	3,613,547
Range Resources Corp.	108,700	1,820,725
Royal Dutch Petroleum Co. (NY Shares)	9,000	452,700
Sibneft sponsored ADR	700	17,661
Sunoco, Inc.	34,900	2,379,133
Talisman Energy, Inc.	281,600	6,683,829
Total SA sponsored ADR	99,500	9,686,325
Ultra Petroleum Corp. (a)	36,900	1,655,703
Valero Energy Corp.	78,400	5,873,728
Vintage Petroleum, Inc.	53,900	921,690
YUKOS Corp. sponsored ADR	18,983	298,982
TOTAL OIL & GAS		184,188,556
PAPER & FOREST PRODUCTS - 5.8%
Bowater, Inc.	200	7,460
Canfor Corp.	2,629	30,260
Domtar, Inc.	100	1,298
Georgia-Pacific Corp.	91,900	3,087,840
International Paper Co.	200,100	8,650,323
Common Stocks - continued
	Shares	Value (Note 1)
PAPER & FOREST PRODUCTS - CONTINUED
MeadWestvaco Corp.	71,137	$ 2,124,151
Weyerhaeuser Co.	110,600	6,857,200
TOTAL PAPER & FOREST PRODUCTS		20,758,532
SPECIALTY RETAIL - 0.1%
Boise Cascade Corp.	11,100	357,975
TOTAL COMMON STOCKS (Cost $267,323,399)		343,725,266
Money Market Funds - 3.4%

Fidelity Cash Central Fund, 1.33% (b)	10,852,614	10,852,614
Fidelity Securities Lending Cash Central Fund, 1.32% (b)(c)	1,294,425	1,294,425
TOTAL MONEY MARKET FUNDS (Cost $12,147,039)		12,147,039
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $279,470,438)		355,872,305
NET OTHER ASSETS - (0.2)%		(611,614)
NET ASSETS - 100%		$ 355,260,691
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	72.6%
United Kingdom	9.3%
Canada	9.2%
Netherlands Antilles	4.5%
France	2.7%
Cayman Islands	1.3%
Others (individually less than 1%)	0.4%
100.0%
Income Tax Information
At July 31, 2004, the fund had a capital loss carryforward of approximately $9,417,000 all of which will expire on July 31, 2011.

See accompanying notes which are an integral part of the financial statements.

Natural Resources

Advisor Natural Resources Fund

Financial Statements

Statement of Assets and Liabilities

July 31, 2004

Assets
Investment in securities, at value (including securities loaned of $1,278,212) (cost $279,470,438) - See accompanying schedule		$ 355,872,305
Cash		676
Receivable for investments sold		10,238,293
Receivable for fund shares sold		480,065
Dividends receivable		194,928
Interest receivable		13,767
Prepaid expenses		470
Other affiliated receivables		819
Other receivables		36,943
Total assets		366,838,266
Liabilities
Payable for investments purchased	$ 9,157,660
Payable for fund shares redeemed	609,326
Accrued management fee	167,266
Distribution fees payable	177,818
Other affiliated payables	100,898
Other payables and accrued expenses	70,182
Collateral on securities loaned, at value	1,294,425
Total liabilities		11,577,575

Net Assets		$ 355,260,691
Net Assets consist of:
Paid in capital		$ 289,836,735
Accumulated net investment loss		(82,794)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(10,895,112)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		76,401,862
Net Assets		$ 355,260,691
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($44,314,786 ÷ 1,521,788 shares)		$ 29.12
Maximum offering price per share (100/94.25 of $29.12)		$ 30.90
Class T: Net Asset Value and redemption price per share ($201,187,406 ÷ 6,816,021 shares)		$ 29.52
Maximum offering price per share (100/96.50 of $29.52)		$ 30.59
Class B: Net Asset Value and offering price per share ($68,346,895 ÷ 2,395,099 shares) A		$ 28.54
Class C: Net Asset Value and offering price per share ($37,205,971 ÷ 1,297,144 shares) A		$ 28.68
Institutional Class: Net Asset Value, offering price and redemption price per share ($4,205,633 ÷ 141,893 shares)		$ 29.64

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

Year ended July 31, 2004

Investment Income
Dividends		$ 4,599,259
Interest		95,168
Security lending		41,881
Total income		4,736,308

Expenses
Management fee	$ 1,741,552
Transfer agent fees	967,493
Distribution fees	1,860,886
Accounting and security lending fees	120,302
Non-interested trustees' compensation	1,595
Custodian fees and expenses	15,133
Registration fees	71,036
Audit	38,898
Legal	1,014
Miscellaneous	48,544
Total expenses before reductions	4,866,453
Expense reductions	(39,000)	4,827,453
Net investment income (loss)		(91,145)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	23,851,679
Foreign currency transactions	7,472
Total net realized gain (loss)		23,859,151
Change in net unrealized appreciation (depreciation) on: Investment securities	63,349,385
Assets and liabilities in foreign currencies	301
Total change in net unrealized appreciation (depreciation)		63,349,686
Net gain (loss)		87,208,837
Net increase (decrease) in net assets resulting from operations		$ 87,117,692

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Natural Resources Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2004	Year ended July 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (91,145)	$ 921,486
Net realized gain (loss)	23,859,151	(8,227,381)
Change in net unrealized appreciation (depreciation)	63,349,686	23,378,509
Net increase (decrease) in net assets resulting from operations	87,117,692	16,072,614
Distributions to shareholders from net investment income	(681,969)	(648,436)
Share transactions - net increase (decrease)	16,197,507	(47,333,823)
Redemption fees	51,991	26,765
Total increase (decrease) in net assets	102,685,221	(31,882,880)

Net Assets
Beginning of period	252,575,470	284,458,350
End of period (including accumulated net investment loss of $82,794 and undistributed net investment income of $481,755, respectively)	$ 355,260,691	$ 252,575,470

Financial Highlights - Class A

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 21.65	$ 20.33	$ 26.42	$ 24.07	$ 21.98
Income from Investment Operations
Net investment income (loss) C	.07	.13	.15	.19	.10
Net realized and unrealized gain (loss)	7.50	1.30	(4.36)	2.34	2.06
Total from investment operations	7.57	1.43	(4.21)	2.53	2.16
Distributions from net investment income	(.10)	(.11)	(.18)	(.19)	(.08)
Distributions from net realized gain	-	-	(1.70)	-	-
Total distributions	(.10)	(.11)	(1.88)	(.19)	(.08)
Redemption fees added to paid in capital C	- E	- E	- E	.01	.01
Net asset value, end of period	$ 29.12	$ 21.65	$ 20.33	$ 26.42	$ 24.07
Total Return A, B	35.08%	7.07%	(16.92)%	10.56%	9.92%
Ratios to Average Net Assets D
Expenses before expense reductions	1.30%	1.36%	1.28%	1.23%	1.26%
Expenses net of voluntary waivers, if any	1.30%	1.36%	1.28%	1.23%	1.26%
Expenses net of all reductions	1.29%	1.32%	1.24%	1.18%	1.21%
Net investment income (loss)	.28%	.63%	.64%	.69%	.43%
Supplemental Data
Net assets, end of period (000 omitted)	$ 44,315	$ 21,798	$ 21,993	$ 21,849	$ 10,381
Portfolio turnover rate	40%	41%	85%	130%	90%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Natural Resources

Financial Highlights - Class T

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 21.97	$ 20.61	$ 26.73	$ 24.35	$ 22.21
Income from Investment Operations
Net investment income (loss) C	.03	.10	.11	.14	.06
Net realized and unrealized gain (loss)	7.60	1.32	(4.42)	2.36	2.08
Total from investment operations	7.63	1.42	(4.31)	2.50	2.14
Distributions from net investment income	(.08)	(.06)	(.11)	(.13)	(.01)
Distributions from net realized gain	-	-	(1.70)	-	-
Total distributions	(.08)	(.06)	(1.81)	(.13)	(.01)
Redemption fees added to paid in capital C	- E	- E	- E	.01	.01
Net asset value, end of period	$ 29.52	$ 21.97	$ 20.61	$ 26.73	$ 24.35
Total Return A, B	34.82%	6.91%	(17.07)%	10.32%	9.69%
Ratios to Average Net Assets D
Expenses before expense reductions	1.48%	1.50%	1.45%	1.41%	1.41%
Expenses net of voluntary waivers, if any	1.48%	1.50%	1.45%	1.41%	1.41%
Expenses net of all reductions	1.47%	1.47%	1.41%	1.37%	1.37%
Net investment income (loss)	.10%	.48%	.47%	.51%	.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 201,187	$ 155,249	$ 174,670	$ 253,062	$ 245,995
Portfolio turnover rate	40%	41%	85%	130%	90%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. E Amount represents less than $.01 per share.

Financial Highlights - Class B

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 21.28	$ 20.02	$ 26.04	$ 23.77	$ 21.78
Income from Investment Operations
Net investment income (loss) C	(.11)	(.01)	(.02)	(.01)	(.06)
Net realized and unrealized gain (loss)	7.37	1.27	(4.29)	2.31	2.04
Total from investment operations	7.26	1.26	(4.31)	2.30	1.98
Distributions from net investment income	-	-	(.01)	(.04)	-
Distributions from net realized gain	-	-	(1.70)	-	-
Total distributions	-	-	(1.71)	(.04)	-
Redemption fees added to paid in capital C	- E	- E	- E	.01	.01
Net asset value, end of period	$ 28.54	$ 21.28	$ 20.02	$ 26.04	$ 23.77
Total Return A, B	34.12%	6.29%	(17.51)%	9.72%	9.14%
Ratios to Average Net Assets D
Expenses before expense reductions	2.02%	2.06%	2.00%	1.95%	1.96%
Expenses net of voluntary waivers, if any	2.02%	2.06%	2.00%	1.95%	1.96%
Expenses net of all reductions	2.01%	2.02%	1.95%	1.91%	1.92%
Net investment income (loss)	(.44)%	(.07)%	(.07)%	(.03)%	(.28)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 68,347	$ 50,833	$ 58,656	$ 83,243	$ 50,685
Portfolio turnover rate	40%	41%	85%	130%	90%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 21.38	$ 20.10	$ 26.15	$ 23.88	$ 21.92
Income from Investment Operations
Net investment income (loss) C	(.10)	- E	(.01)	-E	(.05)
Net realized and unrealized gain (loss)	7.40	1.28	(4.32)	2.32	2.04
Total from investment operations	7.30	1.28	(4.33)	2.32	1.99
Distributions from net investment income	-	-	(.02)	(.06)	(.04)
Distributions from net realized gain	-	-	(1.70)	-	-
Total distributions	-	-	(1.72)	(.06)	(.04)
Redemption fees added to paid in capital C	- E	- E	- E	.01	.01
Net asset value, end of period	$ 28.68	$ 21.38	$ 20.10	$ 26.15	$ 23.88
Total Return A, B	34.14%	6.37%	(17.52)%	9.76%	9.15%
Ratios to Average Net Assets D
Expenses before expense reductions	1.99%	2.01%	1.96%	1.92%	1.91%
Expenses net of voluntary waivers, if any	1.99%	2.01%	1.96%	1.92%	1.91%
Expenses net of all reductions	1.97%	1.97%	1.92%	1.87%	1.87%
Net investment income (loss)	(.41)%	(.02)%	(.03)%	-	(.23)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 37,206	$ 22,044	$ 24,201	$ 29,699	$ 13,741
Portfolio turnover rate	40%	41%	85%	130%	90%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokrage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. E Amount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 22.03	$ 20.67	$ 26.82	$ 24.43	$ 22.28
Income from Investment Operations
Net investment income (loss) B	.18	.22	.23	.28	.19
Net realized and unrealized gain (loss)	7.62	1.32	(4.43)	2.37	2.07
Total from investment operations	7.80	1.54	(4.20)	2.65	2.26
Distributions from net investment income	(.19)	(.18)	(.25)	(.27)	(.13)
Distributions from net realized gain	-	-	(1.70)	-	-
Total distributions	(.19)	(.18)	(1.95)	(.27)	(.13)
Redemption fees added to paid in capital B	- D	- D	- D	.01	.02
Net asset value, end of period	$ 29.64	$ 22.03	$ 20.67	$ 26.82	$ 24.43
Total Return A	35.60%	7.51%	(16.64)%	10.90%	10.31%
Ratios to Average Net Assets C
Expenses before expense reductions	.90%	.95%	.93%	.88%	.86%
Expenses net of voluntary waivers, if any	.90%	.95%	.93%	.88%	.86%
Expenses net of all reductions	.89%	.91%	.89%	.84%	.82%
Net investment income (loss)	.68%	1.04%	.99%	1.04%	.82%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,206	$ 2,652	$ 4,938	$ 6,960	$ 3,470
Portfolio turnover rate	40%	41%	85%	130%	90%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. D Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Natural Resources

Notes to Financial Statements

For the period ended July 31, 2004

1. Significant Accounting Policies.

Fidelity Advisor Natural Resources Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 77,085,929	|
Unrealized depreciation	(2,244,282)
Net unrealized appreciation (depreciation)	74,841,647

Capital loss carryforward	(9,416,999)

Cost for federal income tax purposes	$ 281,030,658

The tax character of distributions paid was as follows:

	July 31, 2004	July 31, 2003

Ordinary Income	$ 681,969	$ 648,436

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $121,914,625 and $117,231,117, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 76,920	$ 48
Class T	.25%	.25%	897,022	11,122
Class B	.75%	.25%	611,696	458,773
Class C	.75%	.25%	275,248	52,636
			$ 1,860,886	$ 522,579

Natural Resources

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 43,377
Class T	21,176
Class B*	144,590
Class C*	4,128
$ 213,271

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 116,089.38
Class T	544,563.30
Class B	213,786.35
Class C	85,714.31
Institutional Class	7,341.22
	$ 967,493

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $95,144 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,710 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $39,000 for the period.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended July 31,
	2004	2003
From net investment income
Class A	$ 99,224	$ 122,749
Class T	560,230	484,682
Institutional Class	22,515	41,005
Total	$ 681,969	$ 648,436

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended July 31,		Years ended July 31,
	2004	2003	2004	2003
Class A
Shares sold	879,939	345,235	$ 23,517,820	$ 6,972,414
Reinvestment of distributions	3,715	5,188	87,332	105,443
Shares redeemed	(368,575)	(425,490)	(9,483,597)	(8,681,223)
Net increase (decrease)	515,079	(75,067)	$ 14,121,555	$ (1,603,366)
Class T
Shares sold	1,119,622	554,155	$ 29,514,297	$ 11,575,295
Reinvestment of distributions	22,018	21,538	522,475	445,500
Shares redeemed	(1,393,256)	(1,983,967)	(36,120,583)	(40,997,580)
Net increase (decrease)	(251,616)	(1,408,274)	$ (6,083,811)	$ (28,976,785)
Class B
Shares sold	634,362	269,444	$ 16,119,361	$ 5,459,915
Shares redeemed	(627,931)	(811,138)	(16,075,114)	(16,148,876)
Net increase (decrease)	6,431	(541,694)	$ 44,247	$ (10,688,961)
Class C
Shares sold	581,963	187,479	$ 15,409,819	$ 3,795,065
Shares redeemed	(315,706)	(360,375)	(7,916,650)	(7,275,416)
Net increase (decrease)	266,257	(172,896)	$ 7,493,169	$ (3,480,351)
Institutional Class
Shares sold	62,791	34,404	$ 1,688,343	$ 712,141
Reinvestment of distributions	613	1,446	14,771	29,777
Shares redeemed	(41,908)	(154,352)	(1,080,767)	(3,326,278)
Net increase (decrease)	21,496	(118,502)	$ 622,347	$ (2,584,360)

Natural Resources

Advisor Technology Fund - Class A, T, B, and C

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2004	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	-1.38%	-10.21%	6.44%
Class T (incl. 3.50% sales charge)	0.82%	-9.98%	6.49%
Class B (incl. contingent deferred sales charge) B,C	-1.16%	-10.17%	6.47%
Class C (incl. contingent deferred sales charge) D,E	2.98%	-9.78%	6.46%

A From September 3, 1996.

B Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on March 3, 1997. Returns prior to March 3, 1997 are those of Class T and reflect a 0.50% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower.

C Class B shares' contingent deferred sales charges included in the past one year, five year, and life of fund total return figures are 5%, 2% and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns between March 3, 1997 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T and reflect a 0.50% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower.

E Class C shares' contingent deferred sales charges included in the past one year, five year, and life of fund total return figures are 1%, 0% and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Technology Fund - Class T on September 3, 1996, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Annual Report

Advisor Technology Fund - Class A, T, B, and C

Management's Discussion of Fund Performance

Comments from Sonu Kalra, Portfolio Manager of Fidelity ® Advisor Technology Fund

U.S. equity markets reversed course during the 12 months that ended July 31, 2004. In the first half of the period, stocks rose as investors grew more confident about the recovering economy. Speculative, high-growth industries such as semiconductors and biotechnology led the charge early on. In the second half, though, the less glamorous but steadier growth of household and personal product companies, among others, gained favor against a backdrop of near-record-high prices for oil and gasoline, concerns about rising interest rates and threats of terrorism. The Standard & Poor's 500 SM Index - a popular benchmark of commonly held stocks - reflects the equity markets' reversal well. In the first six months of the period, the S&P 500 ® gained 15.23%. But the benchmark lost 1.78% in the second half of the period. For the 12 months overall, the S&P 500 climbed 13.17%. Meanwhile, the Dow Jones Industrial Average SM - a performance measure of 30 large-cap, blue-chip stocks - rose 12.11%, and the tech-heavy NASDAQ Composite ® Index returned 9.29%, despite losing 8.45% in the past six months.

For the 12 months ending July 31, 2004, the fund's Class A, Class T, Class B and Class C shares returned 4.64%, 4.48%, 3.84% and 3.98%, respectively, trailing both the 9.15% return of the Goldman Sachs® Technology Index and the Standard & Poor's 500 Index. Versus the Goldman Sachs index, the fund was particularly hurt by an overweighting and unfavorable stock picking in semiconductors. Agere Systems, a maker of chips for handsets and computer disk drives, was the fund's largest detractor in absolute terms and relative to its sector index. Also detracting from absolute performance was the fund's second-largest holding, Intel, which encountered some problems migrating to its new 90-nanometer semiconductor production technology. On the other hand, my picks in computer hardware and an overweighting in wireless telecommunication equipment aided performance compared with the Goldman Sachs index. Wireless handset maker Motorola was the fund's largest contributor, as a number of the company's handset products logged healthy sales during the period. Another contributor was wireless infrastructure stock LM Ericsson, which benefited from increasing competition among wireless service providers to improve their network quality.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Technology Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2004 to July 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2004	Ending Account Value July 31, 2004	Expenses Paid During Period * February 1, 2004 to July 31, 2004
Class A
Actual	$ 1,000.00	$ 840.60	$ 6.68
Hypothetical A	$ 1,000.00	$ 1,017.65	$ 7.35
Class T
Actual	$ 1,000.00	$ 840.00	$ 7.55
Hypothetical A	$ 1,000.00	$ 1,016.69	$ 8.31
Class B
Actual	$ 1,000.00	$ 837.50	$ 10.14
Hypothetical A	$ 1,000.00	$ 1,013.82	$ 11.18
Class C
Actual	$ 1,000.00	$ 838.20	$ 9.83
Hypothetical A	$ 1,000.00	$ 1,014.18	$ 10.82
Institutional
Actual	$ 1,000.00	$ 843.30	$ 4.40
Hypothetical A	$ 1,000.00	$ 1,020.17	$ 4.83

A 5% return per year before expenses.

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.46%
Class T	1.65%
Class B	2.22%
Class C	2.15%
Institutional	.96%

Annual Report

Advisor Technology Fund

Investment Summary

Top Ten Stocks as of July 31, 2004
% of fund's net assets
Microsoft Corp.	10.3
Intel Corp.	9.1
Cisco Systems, Inc.	8.8
Dell, Inc.	7.4
EMC Corp.	4.7
Micron Technology, Inc.	2.5
National Semiconductor Corp.	2.5
Analog Devices, Inc.	2.2
Applied Materials, Inc.	2.1
QUALCOMM, Inc.	2.0
51.6
Top Industries as of July 31, 2004
% of fund's net assets
Semiconductors & Semiconductor Equipment	32.2%
Communications Equipment	20.1%
Computers & Peripherals	18.8%
Software	18.5%
Internet Software & Services	3.2%
All Others *	7.2%

* Includes short-term investments and net other assets.

Annual Report

Advisor Technology Fund

Investments July 31, 2004

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value (Note 1)
COMMERCIAL SERVICES & SUPPLIES - 0.3%
Monster Worldwide, Inc. (a)	147,600	$ 3,260,484
COMMUNICATIONS EQUIPMENT - 20.1%
ADC Telecommunications, Inc. (a)	1,004,500	2,410,800
Alcatel SA sponsored ADR (a)	811,500	10,500,810
Avaya, Inc. (a)	718,500	10,526,025
Brocade Communications Systems, Inc. (a)	140,800	678,656
CIENA Corp. (a)	1,040,500	2,934,210
Cisco Systems, Inc. (a)	4,119,700	85,936,942
Comverse Technology, Inc. (a)	237,000	4,043,220
Corning, Inc. (a)	385,000	4,758,600
Emulex Corp. (a)	330,500	3,566,095
Enterasys Networks, Inc. (a)	966,100	1,623,048
Extreme Networks, Inc. (a)	453,700	2,459,054
F5 Networks, Inc. (a)	57,100	1,495,449
Foundry Networks, Inc. (a)	120,500	1,236,330
ITF Optical Technologies, Inc. Series A (d)	34,084	42,605
Juniper Networks, Inc. (a)	85,646	1,966,432
Marconi Corp. PLC (a)	434,833	4,949,079
McDATA Corp. Class A (a)	631,000	3,249,650
Motorola, Inc.	782,300	12,462,039
Nortel Networks Corp. (a)	236,300	864,859
Oplink Communications, Inc. (a)	459,100	821,789
OZ Optics Ltd. unit (d)	68,000	1,003,000
Plantronics, Inc. (a)	25,200	974,736
Powerwave Technologies, Inc. (a)	411,300	2,278,602
QLogic Corp. (a)	64,900	1,586,805
QUALCOMM, Inc.	290,600	20,074,648
Research in Motion Ltd. (a)	61,800	3,821,674
Scientific-Atlanta, Inc.	180,400	5,547,300
SiRF Technology Holdings, Inc.	700	7,833
Sonus Networks, Inc. (a)	43,500	221,415
Telefonaktiebolaget LM Ericsson ADR (a)	128,300	3,426,893
WJ Communications, Inc. (a)	604,100	1,576,701
TOTAL COMMUNICATIONS EQUIPMENT		197,045,299
COMPUTERS & PERIPHERALS - 18.8%
Apple Computer, Inc. (a)	384,000	12,418,560
Compal Electronics, Inc.	1,804,000	1,799,223
Dell, Inc. (a)	2,057,100	72,965,337
Dot Hill Systems Corp. (a)	493,000	4,091,900
EMC Corp. (a)	4,190,072	45,965,090
Gateway, Inc. (a)	219,700	988,650
Hutchinson Technology, Inc. (a)	18,500	411,995
International Business Machines Corp.	164,700	14,340,429
Lexmark International, Inc. Class A (a)	81,600	7,221,600
Network Appliance, Inc. (a)	108,900	2,102,859
PalmOne, Inc. (a)	139,868	5,625,491
Quanta Computer, Inc.	1,738,237	2,812,681
Storage Technology Corp. (a)	81,600	2,035,920
Sun Microsystems, Inc. (a)	1,613,000	6,371,350

	Shares	Value (Note 1)
Synaptics, Inc. (a)	78,000	$ 1,153,620
Western Digital Corp. (a)	536,300	3,759,463
TOTAL COMPUTERS & PERIPHERALS		184,064,168
ELECTRICAL EQUIPMENT - 0.2%
BYD Co. Ltd. (H Shares)	623,000	1,781,152
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.6%
Arrow Electronics, Inc. (a)	104,200	2,465,372
Avnet, Inc. (a)	119,500	2,320,690
Benchmark Electronics, Inc. (a)	81,400	2,326,412
Flextronics International Ltd. (a)	216,300	2,718,891
Hon Hai Precision Industries Co. Ltd.	1,038,665	3,743,350
Phoenix Precision Technology Corp. (a)	787	364
Photon Dynamics, Inc. (a)	58,600	1,610,914
Symbol Technologies, Inc.	350,500	4,588,045
Vishay Intertechnology, Inc. (a)	267,300	4,143,150
Xyratex Ltd.	120,000	1,098,000
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		25,015,188
HOUSEHOLD DURABLES - 0.4%
Harman International Industries, Inc.	22,300	1,911,779
ReignCom Ltd.	24,592	435,340
Sony Corp. sponsored ADR	39,200	1,358,280
TOTAL HOUSEHOLD DURABLES		3,705,399
INTERNET & CATALOG RETAIL - 0.6%
Amazon.com, Inc. (a)	92,500	3,600,100
eBay, Inc. (a)	22,200	1,738,926
Netflix, Inc. (a)	48,500	994,250
TOTAL INTERNET & CATALOG RETAIL		6,333,276
INTERNET SOFTWARE & SERVICES - 3.2%
Akamai Technologies, Inc. (a)	148,700	2,220,091
EarthLink, Inc. (a)	212,900	2,101,323
Openwave Systems, Inc. (a)	205,466	2,336,148
United Online, Inc. (a)	306,650	4,783,740
Yahoo!, Inc. (a)	631,800	19,459,440
TOTAL INTERNET SOFTWARE & SERVICES		30,900,742
IT SERVICES - 0.5%
Ceridian Corp. (a)	118,200	2,127,600
Infosys Technologies Ltd. sponsored ADR	46,200	2,321,550
Kanbay International, Inc.	6,500	100,815
TOTAL IT SERVICES		4,549,965
OFFICE ELECTRONICS - 0.2%
Canon, Inc.	45,000	2,205,000
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 32.2%
Altera Corp. (a)	217,400	4,526,268
Common Stocks - continued
	Shares	Value (Note 1)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Analog Devices, Inc.	548,600	$ 21,779,420
Applied Materials, Inc. (a)	1,203,700	20,426,789
ATI Technologies, Inc. (a)	67,200	1,074,290
ATMI, Inc. (a)	171,700	3,495,812
Axcelis Technologies, Inc. (a)	94,600	882,618
Broadcom Corp. Class A (a)	68,500	2,422,160
Conexant Systems, Inc. (a)	1,332,742	2,119,060
Cypress Semiconductor Corp. (a)	321,200	3,642,408
Fairchild Semiconductor International, Inc. (a)	342,600	5,032,794
FormFactor, Inc.	105,500	2,118,440
Freescale Semiconductor, Inc. Class A	189,900	2,668,095
Infineon Technologies AG sponsored ADR (a)	209,600	2,297,216
Integrated Circuit Systems, Inc. (a)	676,100	16,172,312
Integrated Device Technology, Inc. (a)	459,700	5,254,371
Intel Corp.	3,657,400	89,167,412
International Rectifier Corp. (a)	122,800	4,813,760
Intersil Corp. Class A	343,500	6,310,095
KLA-Tencor Corp. (a)	413,000	17,019,730
Lam Research Corp. (a)	90,200	2,151,270
Lattice Semiconductor Corp. (a)	312,400	1,530,760
Linear Technology Corp.	37,100	1,450,610
LSI Logic Corp. (a)	74,900	381,241
Micron Technology, Inc. (a)	1,839,300	24,885,729
National Semiconductor Corp. (a)	1,438,700	24,673,705
Omnivision Technologies, Inc. (a)	237,500	2,797,750
ON Semiconductor Corp. (a)	471,800	1,887,200
PMC-Sierra, Inc. (a)	69,800	829,224
Samsung Electronics Co. Ltd.	12,341	4,411,655
Silicon Image, Inc. (a)	294,000	3,525,060
Taiwan Semiconductor Manufacturing Co. Ltd.	725,591	915,794
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	920,069	6,550,891
Teradyne, Inc. (a)	662,600	11,330,460
Texas Instruments, Inc.	234,700	5,006,151
Tower Semicondutor Ltd. (a)	90,500	352,950
United Microelectronics Corp. sponsored ADR (a)	1,345,627	4,978,820
Varian Semiconductor Equipment Associates, Inc. (a)	32,700	976,749
Xilinx, Inc.	206,000	6,062,580
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		315,921,649
SOFTWARE - 18.5%
Amdocs Ltd. (a)	210,100	4,559,170
Cadence Design Systems, Inc. (a)	474,700	6,394,209
Lawson Software, Inc. (a)	149,200	1,059,320
Microsoft Corp.	3,534,300	100,586,179
Oracle Corp. (a)	1,801,800	18,936,918
Quest Software, Inc. (a)	675,600	8,147,736

	Shares	Value (Note 1)
RADWARE Ltd. (a)	83,400	$ 1,491,192
Red Hat, Inc. (a)	609,100	10,427,792
Salesforce.com, Inc.	700	9,107
SAP AG sponsored ADR	62,200	2,488,622
Siebel Systems, Inc. (a)	469,700	3,785,782
Symantec Corp. (a)	99,500	4,652,620
Synopsys, Inc. (a)	257,800	6,519,762
THQ, Inc. (a)	104,500	1,990,725
VERITAS Software Corp. (a)	523,900	9,985,534
TOTAL SOFTWARE		181,034,668
SPECIALTY RETAIL - 0.2%
Best Buy Co., Inc.	47,500	2,287,600
WIRELESS TELECOMMUNICATION SERVICES - 0.4%
American Tower Corp. Class A (a)	88,700	1,282,602
Nextel Communications, Inc. Class A (a)	95,700	2,178,132
TOTAL WIRELESS TELECOMMUNICATION SERVICES		3,460,734
TOTAL COMMON STOCKS (Cost $1,004,951,202)		961,565,324
Convertible Preferred Stocks - 0.0%

COMMUNICATIONS EQUIPMENT - 0.0%
Chorum Technologies, Inc. Series E (a)(d)	17,200	7,224
Procket Networks, Inc. Series C (d)	276,000	3
TOTAL COMMUNICATIONS EQUIPMENT		7,227
SOFTWARE - 0.0%
Monterey Design Systems Series E (d)	342,000	171,000
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $4,786,591)		178,227
Money Market Funds - 2.9%

Fidelity Cash Central Fund, 1.33% (b)	18,822,396	18,822,396
Fidelity Securities Lending Cash Central Fund, 1.32% (b)(c)	9,361,175	9,361,175
TOTAL MONEY MARKET FUNDS (Cost $28,183,571)		28,183,571
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $1,037,921,364)		989,927,122
NET OTHER ASSETS - (1.1)%		(10,301,811)
NET ASSETS - 100%		$ 979,625,311
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,223,832 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Chorum Technologies, Inc. Series E	9/19/00	$ 296,528
ITF Optical Technologies, Inc. Series A	10/11/00	$ 1,711,500
Monterey Design Systems Series E	11/1/00	$ 1,795,500
OZ Optics Ltd. unit	8/18/00	$ 1,003,680
Procket Networks, Inc. Series C	11/15/00 - 12/26/00	$ 2,725,776
Income Tax Information
At July 31, 2004, the fund had a capital loss carryforward of approximately $1,724,899,000 of which $1,225,092,000 and $499,807,000 will expire on July 31, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Technology Fund

Financial Statements

Statement of Assets and Liabilities

July 31, 2004

Assets
Investment in securities, at value (including securities loaned of $8,904,160) (cost $1,037,921,364) - See accompanying schedule		$ 989,927,122
Foreign currency held at value (cost $2,385,576)		2,363,062
Receivable for investments sold		7,010,999
Receivable for fund shares sold		421,748
Dividends receivable		140,002
Interest receivable		11,555
Prepaid expenses		1,983
Other affiliated receivables		1,179
Other receivables		164,394
Total assets		1,000,042,044
Liabilities
Payable for investments purchased	$ 5,478,287
Payable for fund shares redeemed	3,671,594
Accrued management fee	480,078
Distribution fees payable	592,617
Other affiliated payables	484,519
Other payables and accrued expenses	348,463
Collateral on securities loaned, at value	9,361,175
Total liabilities		20,416,733
Net Assets		$ 979,625,311
Net Assets consist of:
Paid in capital		$ 2,740,365,048
Accumulated net investment loss		(843)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,712,721,019)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(48,017,875)
Net Assets		$ 979,625,311
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($123,389,101 ÷ 8,826,208 shares)		$ 13.98
Maximum offering price per share (100/94.25 of $13.98)		$ 14.83
Class T: Net Asset Value and redemption price per share ($363,398,740 ÷ 26,411,548 shares)		$ 13.76
Maximum offering price per share (100/96.50 of $13.76)		$ 14.26
Class B: Net Asset Value and offering price per share ($355,927,162 ÷ 26,856,711 shares) A		$ 13.25
Class C: Net Asset Value and offering price per share ($125,926,418 ÷ 9,462,950 shares) A		$ 13.31
Institutional: Net Asset Value, offering price and redemption price per share ($10,983,890 ÷ 767,212 shares)		$ 14.32

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

Year ended July 31, 2004

Investment Income
Dividends		$ 2,757,608
Interest		146,034
Security lending		127,089
		3,030,731
Less foreign taxes withheld		(188,972)
Total income		2,841,759

Expenses
Management fee	$ 6,644,571
Transfer agent fees	5,805,763
Distribution fees	8,245,958
Accounting and security lending fees	353,493
Non-interested trustees' compensation	6,380
Custodian fees and expenses	72,278
Registration fees	76,192
Audit	44,891
Legal	4,247
Miscellaneous	365,028
Total expenses before reductions	21,618,801
Expense reductions	(1,076,398)	20,542,403
Net investment income (loss)		(17,700,644)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	172,501,785
Foreign currency transactions	(15,278)
Total net realized gain (loss)		172,486,507
Change in net unrealized appreciation (depreciation) on: Investment securities	(101,929,036)
Assets and liabilities in foreign currencies	(22,485)
Total change in net unrealized appreciation (depreciation)		(101,951,521)
Net gain (loss)		70,534,986
Net increase (decrease) in net assets resulting from operations		$ 52,834,342

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Technology Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2004	Year ended July 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (17,700,644)	$ (12,623,914)
Net realized gain (loss)	172,486,507	(113,015,425)
Change in net unrealized appreciation (depreciation)	(101,951,521)	376,634,726
Net increase (decrease) in net assets resulting from operations	52,834,342	250,995,387
Share transactions - net increase (decrease)	(107,215,077)	(93,098,351)
Redemption fees	148,216	149,242
Total increase (decrease) in net assets	(54,232,519)	158,046,278

Net Assets
Beginning of period	1,033,857,830	875,811,552
End of period (including accumulated net investment loss of $843 and $0, respectively)	$ 979,625,311	$ 1,033,857,830

Financial Highlights - Class A

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.36	$ 10.03	$ 17.76	$ 36.23	$ 24.95
Income from Investment Operations
Net investment income (loss) C	(.17)	(.11)	(.15)	(.17)	(.19)
Net realized and unrealized gain (loss)	.79	3.44	(7.58)	(16.67)	13.04
Total from investment operations	.62	3.33	(7.73)	(16.84)	12.85
Distributions from net realized gain	-	-	-	(1.63)	(1.58)
Redemption fees added to paid in capital C	- E	- E	- E	- E	.01
Net asset value, end of period	$ 13.98	$ 13.36	$ 10.03	$ 17.76	$ 36.23
Total Return A, B	4.64%	33.20%	(43.52)%	(48.83)%	53.76%
Ratios to Average Net Assets D
Expenses before expense reductions	1.44%	1.70%	1.53%	1.23%	1.16%
Expenses net of voluntary waivers, if any	1.44%	1.59%	1.51%	1.23%	1.16%
Expenses net of all reductions	1.35%	1.38%	1.43%	1.21%	1.15%
Net investment income (loss)	(1.10)%	(1.03)%	(1.07)%	(.68)%	(.55)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 123,389	$ 123,604	$ 101,649	$ 211,429	$ 388,756
Portfolio turnover rate	105%	140%	164%	181%	125%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Technology

Financial Highlights - Class T

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.17	$ 9.91	$ 17.59	$ 35.95	$ 24.76
Income from Investment Operations
Net investment income (loss) C	(.19)	(.14)	(.18)	(.22)	(.27)
Net realized and unrealized gain (loss)	.78	3.40	(7.50)	(16.55)	12.96
Total from investment operations	.59	3.26	(7.68)	(16.77)	12.69
Distributions from net realized gain	-	-	-	(1.59)	(1.51)
Redemption fees added to paid in capital C	- E	- E	- E	- E	.01
Net asset value, end of period	$ 13.76	$ 13.17	$ 9.91	$ 17.59	$ 35.95
Total Return A, B	4.48%	32.90%	(43.66)%	(48.96)%	53.41%
Ratios to Average Net Assets D
Expenses before expense reductions	1.62%	1.85%	1.70%	1.43%	1.38%
Expenses net of voluntary waivers, if any	1.62%	1.83%	1.70%	1.43%	1.38%
Expenses net of all reductions	1.53%	1.63%	1.62%	1.41%	1.37%
Net investment income (loss)	(1.28)%	(1.28)%	(1.26)%	(.88)%	(.77)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 363,399	$ 367,257	$ 302,657	$ 645,015	$ 1,286,376
Portfolio turnover rate	105%	140%	164%	181%	125%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. E Amount represents less than $.01 per share.

Financial Highlights - Class B

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 12.76	$ 9.64	$ 17.21	$ 35.33	$ 24.44
Income from Investment Operations
Net investment income (loss) C	(.27)	(.17)	(.25)	(.35)	(.45)
Net realized and unrealized gain (loss)	.76	3.29	(7.32)	(16.27)	12.78
Total from investment operations	.49	3.12	(7.57)	(16.62)	12.33
Distributions from net realized gain	-	-	-	(1.50)	(1.45)
Redemption fees added to paid in capital C	- E	- E	- E	- E	.01
Net asset value, end of period	$ 13.25	$ 12.76	$ 9.64	$ 17.21	$ 35.33
Total Return A, B	3.84%	32.37%	(43.99)%	(49.28)%	52.57%
Ratios to Average Net Assets D
Expenses before expense reductions	2.21%	2.38%	2.28%	1.98%	1.91%
Expenses net of voluntary waivers, if any	2.21%	2.25%	2.25%	1.98%	1.91%
Expenses net of all reductions	2.12%	2.05%	2.18%	1.96%	1.91%
Net investment income (loss)	(1.87)%	(1.69)%	(1.81)%	(1.43)%	(1.30)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 355,927	$ 391,832	$ 337,976	$ 729,518	$ 1,372,523
Portfolio turnover rate	105%	140%	164%	181%	125%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 12.80	$ 9.67	$ 17.25	$ 35.39	$ 24.49
Income from Investment Operations
Net investment income (loss) C	(.26)	(.17)	(.24)	(.33)	(.44)
Net realized and unrealized gain (loss)	.77	3.30	(7.34)	(16.30)	12.80
Total from investment operations	.51	3.13	(7.58)	(16.63)	12.36
Distributions from net realized gain	-	-	-	(1.51)	(1.47)
Redemption fees added to paid in capital C	- E	- E	- E	- E	.01
Net asset value, end of period	$ 13.31	$ 12.80	$ 9.67	$ 17.25	$ 35.39
Total Return A, B	3.98%	32.37%	(43.94)%	(49.24)%	52.60%
Ratios to Average Net Assets D
Expenses before expense reductions	2.13%	2.28%	2.18%	1.94%	1.89%
Expenses net of voluntary waivers, if any	2.13%	2.25%	2.18%	1.94%	1.89%
Expenses net of all reductions	2.04%	2.05%	2.11%	1.91%	1.89%
Net investment income (loss)	(1.79)%	(1.69)%	(1.74)%	(1.38)%	(1.28)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 125,926	$ 139,654	$ 123,034	$ 269,563	$ 472,462
Portfolio turnover rate	105%	140%	164%	181%	125%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. E Amount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.61	$ 10.15	$ 17.90	$ 36.43	$ 25.05
Income from Investment Operations
Net investment income (loss) B	(.09)	(.05)	(.08)	(.08)	(.09)
Net realized and unrealized gain (loss)	.80	3.51	(7.67)	(16.78)	13.08
Total from investment operations	.71	3.46	(7.75)	(16.86)	12.99
Distributions from net realized gain	-	-	-	(1.67)	(1.62)
Redemption fees added to paid in capital B	- D	- D	- D	- D	.01
Net asset value, end of period	$ 14.32	$ 13.61	$ 10.15	$ 17.90	$ 36.43
Total Return A	5.22%	34.09%	(43.30)%	(48.67)%	54.16%
Ratios to Average Net Assets C
Expenses before expense reductions	.93%	.99%	1.00%	.86%	.87%
Expenses net of voluntary waivers, if any	.93%	.99%	1.00%	.86%	.87%
Expenses net of all reductions	.84%	.79%	.92%	.84%	.87%
Net investment income (loss)	(.59)%	(.43)%	(.56)%	(.31)%	(.26)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,984	$ 11,511	$ 10,495	$ 24,084	$ 63,957
Portfolio turnover rate	105%	140%	164%	181%	125%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. D Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Technology

Notes to Financial Statements

For the period ended July 31, 2004

1. Significant Accounting Policies.

Fidelity Advisor Technology Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 96,960,320
Unrealized depreciation	(132,800,206)
Net unrealized appreciation (depreciation)	(35,839,886)
Capital loss carryforward	(1,724,899,006)

Cost for federal income tax purposes	$ 1,025,767,008

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,176,959,390 and $1,288,618,867, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 350,489	$ 829
Class T	.25%	.25%	2,098,398	520
Class B	.75%	.25%	4,273,239	3,205,356
Class C	.75%	.25%	1,523,832	133,584
			$ 8,245,958	$ 3,340,289

Technology

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 64,357
Class T	54,391
Class B*	1,047,655
Class C*	21,340
$ 1,187,743

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 747,300.53
Class T	1,937,409.46
Class B	2,363,931.55
Class C	721,604.47
Institutional Class	35,519.28
	$ 5,805,763

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $141,803 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $432,300 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned

Annual Report

Notes to Financial Statements - continued

6. Security Lending - continued

because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $1,075,980 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $418.

8. Other Information.

At the end of the period, one otherwise unaffiliated shareholder was the owner of record of 12% of the total outstanding shares of the fund.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended July 31,		Years ended July 31,
	2004	2003	2004	2003
Class A
Shares sold	1,949,432	1,802,585	$ 30,174,313	$ 19,778,045
Shares redeemed	(2,376,787)	(2,687,789)	(36,367,643)	(28,008,624)
Net increase (decrease)	(427,355)	(885,204)	$ (6,193,330)	$ (8,230,579)
Class T
Shares sold	6,284,281	6,499,652	$ 95,617,905	$ 69,995,024
Shares redeemed	(7,757,438)	(9,153,206)	(117,704,082)	(94,351,747)
Net increase (decrease)	(1,473,157)	(2,653,554)	$ (22,086,177)	$ (24,356,723)
Class B
Shares sold	1,611,188	2,551,777	$ 23,596,499	$ 26,996,352
Shares redeemed	(5,460,468)	(6,904,437)	(80,101,949)	(68,882,635)
Net increase (decrease)	(3,849,280)	(4,352,660)	$ (56,505,450)	$ (41,886,283)
Class C
Shares sold	1,207,664	1,584,472	$ 17,854,754	$ 17,036,571
Shares redeemed	(2,652,498)	(3,396,214)	(39,082,309)	(33,826,918)
Net increase (decrease)	(1,444,834)	(1,811,742)	$ (21,227,555)	$ (16,790,347)
Institutional Class
Shares sold	171,199	212,132	$ 2,734,772	$ 2,356,185
Shares redeemed	(249,741)	(400,084)	(3,937,337)	(4,190,604)
Net increase (decrease)	(78,542)	(187,952)	$ (1,202,565)	$ (1,834,419)

Technology

Advisor Telecommunications & Utilities Growth Fund - Class A, T, B, and C

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2004	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	10.90%	-8.91%	5.64%
Class T (incl. 3.50% sales charge)	13.31%	-8.69%	5.70%
Class B (incl. contingent deferred sales charge) B,C	11.79%	-8.85%	5.71%
Class C (incl. contingent deferred sales charge) D,E	15.98%	-8.44%	5.72%

A From September 3, 1996.

B Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on March 3, 1997. Returns prior to March 3, 1997 are those of Class T and reflect a 0.50% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower.

C Class B shares' contingent deferred sales charges included in the past one year, five year, and life of fund total return figures are 5%, 2% and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns between March 3, 1997 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T and reflect a 0.50% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower.

E Class C shares' contingent deferred sales charges included in the past one year, five year, and life of fund total return figures are 1%, 0% and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Telecommunications & Utilities Growth Fund - Class T on September 3, 1996, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

Annual Report

Advisor Telecommunications & Utilities Growth Fund - Class A, T, B, and C

Management's Discussion of Fund Performance

Comments from Brian Younger, Portfolio Manager of Fidelity ® Advisor Telecommunications & Utilities Growth Fund

U.S. equity markets reversed course during the 12 months that ended July 31, 2004. In the first half of the period, stocks rose as investors grew more confident about the recovering economy. Speculative, high-growth industries such as semiconductors and biotechnology led the charge early on. In the second half, though, the less glamorous but steadier growth of household and personal product companies, among others, gained favor against a backdrop of near-record-high prices for oil and gasoline, concerns about rising interest rates and threats of terrorism. The Standard & Poor's 500SM Index - a popular benchmark of commonly held stocks - reflects the equity markets' reversal well. In the first six months of the period, the S&P 500® gained 15.23%. But the benchmark lost 1.78% in the second half of the period. For the 12 months overall, the S&P 500 climbed 13.17%. Meanwhile, the Dow Jones Industrial Average SM - a performance measure of 30 large-cap, blue-chip stocks - rose 12.11%, and the tech-heavy NASDAQ Composite ® Index returned 9.29%, despite losing 8.45% in the past six months.

For the 12 months that ended July 31, 2004, the fund's Class A, Class T, Class B and Class C shares returned 17.67%, 17.42%, 16.79% and 16.98%, respectively. These returns trailed the Goldman Sachs ® Utilities Index, which gained 18.08%, but beat the S&P 500. Utilities benefited as investors grew more risk averse and moved into safer-haven sectors. Strong stock selection within electric utilities and wireline telecommunications aided relative performance, while disappointing stock picks in broadcasting and wireless telecom hurt. The fund's best performers were TXU, a regulated utility with better-than-expected financial results, and AES, an electric wholesaler benefiting from debt reductions and turnarounds in its Latin American markets. Regional Bell Operating Companies such as Verizon Communications were strong absolute performers, but modest relative detractors because of the fund's overweighting in them early in the period when they were not performing as well. The fund suffered from investing in EchoStar Communications, a satellite television stock that fell as investors worried about increased cable competition. The fund also was hurt by not owning enough of AT&T Wireless, which rallied strongly after Cingular's acquisition announcement.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Telecommunications & Utilities Growth Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2004 to July 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2004	Ending Account Value July 31, 2004	Expenses Paid During Period* February 1, 2004 to July 31, 2004
Class A
Actual	$ 1,000.00	$ 1,040.40	$ 7.61
HypotheticalA	$ 1,000.00	$ 1,017.45	$ 7.55
Class T
Actual	$ 1,000.00	$ 1,039.70	$ 8.87
HypotheticalA	$ 1,000.00	$ 1,016.19	$ 8.81
Class B
Actual	$ 1,000.00	$ 1,036.80	$ 11.39
HypotheticalA	$ 1,000.00	$ 1,013.67	$ 11.33
Class C
Actual	$ 1,000.00	$ 1,037.70	$ 10.89
HypotheticalA	$ 1,000.00	$ 1,014.18	$ 10.82
Institutional
Actual	$ 1,000.00	$ 1,042.70	$ 5.43
HypotheticalA	$ 1,000.00	$ 1,019.61	$ 5.39

A 5% return per year before expenses.

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.50%
Class T	1.75%
Class B	2.25%
Class C	2.15%
Institutional	1.07%

Annual Report

Advisor Telecommunications & Utilities Growth Fund

Investment Summary

Top Ten Stocks as of July 31, 2004
% of fund's net assets
Verizon Communications, Inc.	10.9
SBC Communications, Inc.	10.3
BellSouth Corp.	9.5
TXU Corp.	7.1
Nextel Communications, Inc. Class A	6.3
EchoStar Communications Corp. Class A	5.5
AT&T Wireless Services, Inc.	4.9
Citizens Communications Co.	4.7
FirstEnergy Corp.	4.5
Dominion Resources, Inc.	4.0
67.7
Top Industries as of July 31, 2004
% of fund's net assets
Diversified Telecommunication Services	39.5%
Electric Utilities	23.4%
Wireless Telecommunication Services	19.5%
Media	7.9%
Multi-Utilities & Unregulated Power	7.6%
All Others*	2.1%

* Includes short-term investments and net other assets.

Annual Report

Advisor Telecommunications & Utilities Growth Fund

Investments July 31, 2004

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value (Note 1)
COMMUNICATIONS EQUIPMENT - 0.0%
SiRF Technology Holdings, Inc.	200	$ 2,238
CONSTRUCTION & ENGINEERING - 0.6%
Dycom Industries, Inc. (a)	41,200	1,109,928
DIVERSIFIED TELECOMMUNICATION SERVICES - 39.5%
ALLTEL Corp.	20,700	1,076,400
BellSouth Corp.	689,300	18,673,137
Citizens Communications Co. (a)	645,300	9,292,320
Covad Communications Group, Inc. (a)	400	760
Qwest Communications International, Inc. (a)	1,149,000	4,469,610
SBC Communications, Inc.	801,600	20,312,544
Sprint Corp. - FON Group	135,200	2,525,536
Verizon Communications, Inc.	558,000	21,505,320
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		77,855,627
ELECTRIC UTILITIES - 23.4%
Black Hills Corp.	6,500	179,530
Entergy Corp.	89,800	5,163,500
Exelon Corp.	40,800	1,423,920
FirstEnergy Corp.	229,500	8,973,450
PG&E Corp. (a)	266,400	7,603,056
PPL Corp.	75,300	3,490,155
TXU Corp.	353,500	14,019,810
Westar Energy, Inc.	14,700	296,499
Wisconsin Energy Corp.	159,600	5,131,140
TOTAL ELECTRIC UTILITIES		46,281,060
GAS UTILITIES - 0.7%
KeySpan Corp.	33,900	1,220,061
UGI Corp.	6,200	200,818
TOTAL GAS UTILITIES		1,420,879
INDUSTRIAL CONGLOMERATES - 0.1%
Allete, Inc.	5,900	163,548
MEDIA - 7.9%
EchoStar Communications Corp. Class A (a)	393,800	10,916,136
The DIRECTV Group, Inc. (a)	268,924	4,359,258
XM Satellite Radio Holdings, Inc. Class A (a)	13,900	366,821
TOTAL MEDIA		15,642,215
MULTI-UTILITIES & UNREGULATED POWER - 7.6%
AES Corp. (a)	81,700	788,405
Constellation Energy Group, Inc.	65,400	2,521,170
Dominion Resources, Inc.	125,800	7,983,268
Energen Corp.	3,500	165,725

	Shares	Value (Note 1)
Equitable Resources, Inc.	12,000	$ 615,360
SCANA Corp.	36,900	1,351,278
Sierra Pacific Resources (a)	203,400	1,671,948
TOTAL MULTI-UTILITIES & UNREGULATED POWER		15,097,154
WATER UTILITIES - 0.2%
Aqua America, Inc.	17,194	334,423
WIRELESS TELECOMMUNICATION SERVICES - 19.5%
American Tower Corp. Class A (a)	361,600	5,228,736
AT&T Wireless Services, Inc. (a)	669,900	9,673,356
Crown Castle International Corp. (a)	154,800	2,185,776
Nextel Communications, Inc. Class A (a)	550,100	12,520,276
Nextel Partners, Inc. Class A (a)	165,400	2,657,978
NII Holdings, Inc. (a)	76,200	2,897,124
SpectraSite, Inc. (a)	38,400	1,651,200
Western Wireless Corp. Class A (a)	63,740	1,682,099
TOTAL WIRELESS TELECOMMUNICATION SERVICES		38,496,545
TOTAL COMMON STOCKS (Cost $176,879,589)		196,403,617
Money Market Funds - 1.0%

Fidelity Cash Central Fund, 1.33% (b)	553,962	553,962
Fidelity Securities Lending Cash Central Fund, 1.32% (b)(c)	1,377,000	1,377,000
TOTAL MONEY MARKET FUNDS (Cost $1,930,962)		1,930,962
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $178,810,551)		198,334,579
NET OTHER ASSETS - (0.5)%		(1,058,604)
NET ASSETS - 100%		$ 197,275,975
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
Income Tax Information
At July 31, 2004, the fund had a capital loss carryforward of approximately $352,944,000 of which $57,788,000, $140,743,000 and $154,413,000 will expire on July 31, 2009, 2010 and 2011, respectively.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Advisor Telecommunications & Utilities Growth Fund

Financial Statements

Statement of Assets and Liabilities

July 31, 2004
Assets
Investment in securities, at value (including securities loaned of $1,331,640) (cost $178,810,551) - See accompanying schedule		$ 198,334,579
Receivable for investments sold		1,898,313
Receivable for fund shares sold		61,128
Dividends receivable		704,188
Interest receivable		286
Prepaid expenses		386
Receivable from investment adviser for expense reductions		16,503
Other affiliated receivables		114
Other receivables		8,811
Total assets		201,024,308
Liabilities
Payable for investments purchased	$ 1,476,579
Payable for fund shares redeemed	486,938
Accrued management fee	94,111
Distribution fees payable	126,114
Other affiliated payables	92,049
Other payables and accrued expenses	95,542
Collateral on securities loaned, at value	1,377,000
Total liabilities		3,748,333

Net Assets		$ 197,275,975
Net Assets consist of:
Paid in capital		$ 534,363,422
Undistributed net investment income		473,223
Accumulated undistributed net realized gain (loss) on investments		(357,084,698)
Net unrealized appreciation (depreciation) on investments		19,524,028
Net Assets		$ 197,275,975
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($21,987,311 ÷ 1,818,196 shares)		$ 12.09
Maximum offering price per share (100/94.25 of $12.09)		$ 12.83
Class T: Net Asset Value and redemption price per share ($53,254,651 ÷ 4,423,738 shares)		$ 12.04
Maximum offering price per share (100/96.50 of $12.04)		$ 12.48
Class B: Net Asset Value and offering price per share ($84,742,432 ÷ 7,168,374 shares)A		$ 11.82
Class C: Net Asset Value and offering price per share ($35,037,752 ÷ 2,960,348 shares)A		$ 11.84
Institutional: Net Asset Value, offering price and redemption price per share ($2,253,829 ÷ 184,787 shares)		$ 12.20

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

Year ended July 31, 2004
Investment Income
Dividends		$ 4,749,598
Interest		15,608
Security lending		8,983
Total income		4,774,189

Expenses
Management fee	$ 1,184,937
Transfer agent fees	1,117,302
Distribution fees	1,586,037
Accounting and security lending fees	81,211
Non-interested trustees' compensation	1,138
Custodian fees and expenses	5,376
Registration fees	57,519
Audit	37,259
Legal	1,032
Miscellaneous	78,050
Total expenses before reductions	4,149,861
Expense reductions	(133,214)	4,016,647
Net investment income (loss)		757,542
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		26,016,597
Change in net unrealized appreciation (depreciation) on investment securities		5,705,831
Net gain (loss)		31,722,428
Net increase (decrease) in net assets resulting from operations		$ 32,479,970

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Telecommunications & Utilities Growth Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2004	Year ended July 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 757,542	$ 2,004,042
Net realized gain (loss)	26,016,597	(28,721,331)
Change in net unrealized appreciation (depreciation)	5,705,831	63,352,175
Net increase (decrease) in net assets resulting from operations	32,479,970	36,634,886
Distributions to shareholders from net investment income	(1,058,918)	(2,317,127)
Share transactions - net increase (decrease)	(39,718,704)	(46,408,827)
Redemption fees	13,588	16,304
Total increase (decrease) in net assets	(8,284,064)	(12,074,764)

Net Assets
Beginning of period	205,560,039	217,634,803
End of period (including undistributed net investment income of $473,223 and undistributed net investment income of $774,598, respectively)	$ 197,275,975	$ 205,560,039

Financial Highlights - Class A

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 10.37	$ 8.74	$ 15.18	$ 21.08	$ 20.31
Income from Investment Operations
Net investment income (loss)C	.10	.13	.10	.05	.53D
Net realized and unrealized gain (loss)	1.72	1.69	(6.54)	(5.41)	1.29
Total from investment operations	1.82	1.82	(6.44)	(5.36)	1.82
Distributions from net investment income	(.10)	(.19)	-	(.28)	(.05)
Distributions from net realized gain	-	-	-	(.26)	(1.01)
Total distributions	(.10)	(.19)	-	(.54)	(1.06)
Redemption fees added to paid in capitalC	-F	-F	-F	-F	.01
Net asset value, end of period	$ 12.09	$ 10.37	$ 8.74	$ 15.18	$ 21.08
Total ReturnA,B	17.67%	21.22%	(42.42)%	(26.09)%	9.59%
Ratios to Average Net AssetsE
Expenses before expense reductions	1.51%	1.67%	1.45%	1.25%	1.20%
Expenses net of voluntary waivers, if any	1.50%	1.58%	1.45%	1.25%	1.20%
Expenses net of all reductions	1.45%	1.47%	1.36%	1.20%	1.17%
Net investment income (loss)	.87%	1.46%	.79%	.32%	2.39%
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,987	$ 21,761	$ 22,377	$ 54,265	$ 61,610
Portfolio turnover rate	38%	81%	116%	220%	172%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Investment income per share reflects a special dividend which amounted to $.52 per share. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Telecommunications & Utilities Growth

Financial Highlights - Class T

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 10.33	$ 8.68	$ 15.11	$ 21.01	$ 20.23
Income from Investment Operations
Net investment income (loss)C	.07	.11	.07	.01	.47D
Net realized and unrealized gain (loss)	1.72	1.68	(6.50)	(5.40)	1.31
Total from investment operations	1.79	1.79	(6.43)	(5.39)	1.78
Distributions from net investment income	(.08)	(.14)	-	(.25)	(.01)
Distributions from net realized gain	-	-	-	(.26)	(1.00)
Total distributions	(.08)	(.14)	-	(.51)	(1.01)
Redemption fees added to paid in capitalC	-F	-F	-F	-F	.01
Net asset value, end of period	$ 12.04	$ 10.33	$ 8.68	$ 15.11	$ 21.01
Total ReturnA,B	17.42%	20.91%	(42.55)%	(26.29)%	9.41%
Ratios to Average Net AssetsE
Expenses before expense reductions	1.79%	1.94%	1.71%	1.49%	1.44%
Expenses net of voluntary waivers, if any	1.75%	1.83%	1.71%	1.49%	1.44%
Expenses net of all reductions	1.70%	1.72%	1.62%	1.44%	1.41%
Net investment income (loss)	.62%	1.21%	.53%	.08%	2.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 53,255	$ 55,510	$ 59,306	$ 149,618	$ 225,415
Portfolio turnover rate	38%	81%	116%	220%	172%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Investment income per share reflects a special dividend which amounted to $.52 per share. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F Amount represents less than $.01 per share.

Financial Highlights - Class B

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 10.15	$ 8.49	$ 14.85	$ 20.72	$ 20.02
Income from Investment Operations
Net investment income (loss)C	.01	.07	.01	(.07)	.35D
Net realized and unrealized gain (loss)	1.69	1.65	(6.37)	(5.33)	1.29
Total from investment operations	1.70	1.72	(6.36)	(5.40)	1.64
Distributions from net investment income	(.03)	(.06)	-	(.21)	-
Distributions from net realized gain	-	-	-	(.26)	(.95)
Total distributions	(.03)	(.06)	-	(.47)	(.95)
Redemption fees added to paid in capitalC	-F	-F	-F	-F	.01
Net asset value, end of period	$ 11.82	$ 10.15	$ 8.49	$ 14.85	$ 20.72
Total ReturnA,B	16.79%	20.37%	(42.83)%	(26.66)%	8.77%
Ratios to Average Net AssetsE
Expenses before expense reductions	2.25%	2.32%	2.20%	2.01%	1.96%
Expenses net of voluntary waivers, if any	2.25%	2.25%	2.20%	2.01%	1.96%
Expenses net of all reductions	2.20%	2.13%	2.11%	1.96%	1.93%
Net investment income (loss)	.12%	.79%	.04%	(.44)%	1.63%
Supplemental Data
Net assets, end of period (000 omitted)	$ 84,742	$ 87,868	$ 91,517	$ 213,767	$ 242,888
Portfolio turnover rate	38%	81%	116%	220%	172%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Investment income per share reflects a special dividend which amounted to $.52 per share. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 10.16	$ 8.50	$ 14.85	$ 20.71	$ 20.01
Income from Investment Operations
Net investment income (loss)C	.02	.07	.02	(.06)	.36D
Net realized and unrealized gain (loss)	1.70	1.65	(6.37)	(5.33)	1.29
Total from investment operations	1.72	1.72	(6.35)	(5.39)	1.65
Distributions from net investment income	(.04)	(.06)	-	(.21)	-
Distributions from net realized gain	-	-	-	(.26)	(.96)
Total distributions	(.04)	(.06)	-	(.47)	(.96)
Redemption fees added to paid in capitalC	-F	-F	-F	-F	.01
Net asset value, end of period	$ 11.84	$ 10.16	$ 8.50	$ 14.85	$ 20.71
Total ReturnA,B	16.98%	20.35%	(42.76)%	(26.62)%	8.84%
Ratios to Average Net AssetsE
Expenses before expense reductions	2.17%	2.23%	2.11%	1.96%	1.93%
Expenses net of voluntary waivers, if any	2.17%	2.23%	2.11%	1.96%	1.93%
Expenses net of all reductions	2.12%	2.12%	2.02%	1.91%	1.90%
Net investment income (loss)	.21%	.80%	.13%	(.39)%	1.66%
Supplemental Data
Net assets, end of period (000 omitted)	$ 35,038	$ 37,530	$ 41,496	$ 104,628	$ 107,332
Portfolio turnover rate	38%	81%	116%	220%	172%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Investment income per share reflects a special dividend which amounted to $.52 per share. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F Amount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 10.47	$ 8.86	$ 15.31	$ 21.19	$ 20.38
Income from Investment Operations
Net investment income (loss)B	.15	.18	.16	.12	.60C
Net realized and unrealized gain (loss)	1.73	1.71	(6.61)	(5.44)	1.29
Total from investment operations	1.88	1.89	(6.45)	(5.32)	1.89
Distributions from net investment income	(.15)	(.28)	-	(.30)	(.08)
Distributions from net realized gain	-	-	-	(.26)	(1.01)
Total distributions	(.15)	(.28)	-	(.56)	(1.09)
Redemption fees added to paid in capitalB	-E	-E	-E	-E	.01
Net asset value, end of period	$ 12.20	$ 10.47	$ 8.86	$ 15.31	$ 21.19
Total ReturnA	18.14%	21.94%	(42.13)%	(25.78)%	9.93%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.09%	1.06%	.96%	.85%	.88%
Expenses net of voluntary waivers, if any	1.09%	1.06%	.96%	.85%	.88%
Expenses net of all reductions	1.04%	.94%	.87%	.80%	.85%
Net investment income (loss)	1.29%	1.98%	1.28%	.72%	2.71%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,254	$ 2,891	$ 2,939	$ 8,945	$ 19,064
Portfolio turnover rate	38%	81%	116%	220%	172%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Investment income per share reflects a special dividend which amounted to $.52 per share. D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Telecommunications & Utilities Growth

Notes to Financial Statements

For the period ended July 31, 2004

1. Significant Accounting Policies.

Fidelity Advisor Telecommunications & Utilities Growth Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 29,272,536	|
Unrealized depreciation	(13,888,963)
Net unrealized appreciation (depreciation)	15,383,573
Undistributed ordinary income	473,370
Capital loss carryforward	(352,944,244)
Cost for federal income tax purposes	$ 182,951,006

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2004	July 31, 2003
Ordinary Income	$ 1,058,918	$ 2,317,127

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $77,061,731 and $114,498,743, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 54,965	$ 41
Class T	.25%	.25%	278,174	614
Class B	.75%	.25%	883,804	662,855
Class C	.75%	.25%	369,094	20,186
			$ 1,586,037	$ 683,696

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 11,628
Class T	8,677
Class B*	293,259
Class C*	1,363
$ 314,927

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Telecommunications & Utilities Growth

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 123,211.56
Class T	326,914.59
Class B	486,196.55
Class C	170,976.46
Institutional Class	10,005.38
	$ 1,117,302

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $15,592 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,697 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from Adviser

Class A	1.50%	$ 3,243
Class T	1.75%	22,650
Class B	2.25%	2,733
		$ 28,626

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $104,588 for the period.

Annual Report

Notes to Financial Statements - continued

8. Other Information.

At the end of the period, one otherwise unaffiliated shareholder was the owner of record of 10% of the total outstanding shares of the fund.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended July 31,
From net investment income	2004	2003
Class A	$ 201,967	$ 464,762
Class T	417,451	900,722
Class B	256,606	594,921
Class C	143,592	272,875
Institutional Class	39,302	83,847
Total	$ 1,058,918	$ 2,317,127

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended July 31,		Years ended July 31,
	2004	2003	2004	2003
Class A
Shares sold	298,298	276,709	$ 3,438,753	$ 2,506,688
Reinvestment of distributions	17,065	47,515	183,774	418,463
Shares redeemed	(595,057)	(786,112)	(6,759,275)	(7,112,889)
Net increase (decrease)	(279,694)	(461,888)	$ (3,136,748)	$ (4,187,738)
Class T
Shares sold	494,942	687,303	$ 5,575,654	$ 6,362,754
Reinvestment of distributions	36,573	94,963	392,232	835,527
Shares redeemed	(1,480,100)	(2,241,515)	(16,736,309)	(20,155,205)
Net increase (decrease)	(948,585)	(1,459,249)	$ (10,768,423)	$ (12,956,924)
Class B
Shares sold	312,692	485,244	$ 3,435,209	$ 4,462,261
Reinvestment of distributions	21,061	56,917	219,667	497,557
Shares redeemed	(1,821,311)	(2,669,897)	(20,266,895)	(23,339,570)
Net increase (decrease)	(1,487,558)	(2,127,736)	$ (16,612,019)	$ (18,379,752)
Class C
Shares sold	267,567	516,658	$ 2,967,003	$ 4,655,427
Reinvestment of distributions	10,338	23,481	108,777	205,553
Shares redeemed	(1,009,938)	(1,732,363)	(11,224,441)	(15,285,051)
Net increase (decrease)	(732,033)	(1,192,224)	$ (8,148,661)	$ (10,424,071)
Institutional Class
Shares sold	23,573	46,922	$ 273,182	$ 453,326
Reinvestment of distributions	2,128	4,314	22,996	38,181
Shares redeemed	(117,098)	(106,668)	(1,349,031)	(951,849)
Net increase (decrease)	(91,397)	(55,432)	$ (1,052,853)	$ (460,342)

Telecommunications & Utilities Growth

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VII and Shareholders of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Consumer Industries Fund, Fidelity Advisor Cyclical Industries Fund, Fidelity Advisor Developing Communications Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Natural Resources Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Telecommunications & Utilities Growth Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Consumer Industries Fund, Fidelity Advisor Cyclical Industries Fund, Fidelity Advisor Developing Communications Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Natural Resources Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Telecommunications & Utilities Growth Fund, (collectively, the "Funds"), including the portfolios of investments, as of July 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Consumer Industries Fund, Fidelity Advisor Cyclical Industries Fund, Fidelity Advisor Developing Communications Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Natural Resources Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Telecommunications & Utilities Growth Fund, as of July 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 21, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, each of the Trustees oversees 295 funds advised by FMR or an affiliate. Mr. McCoy oversees 297 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Biotechnology (2001), Advisor Consumer Industries (2001), Advisor Cyclical Industries (2001), Advisor Developing Communications (2001), Advisor Electronics (2001), Advisor Financial Services (2001), Advisor Health Care (2001), Advisor Natural Resources (2001), Advisor Technology (2001), and Advisor Telecommunications & Utilities Growth (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/ consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks and Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VII. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VII. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Advisor Series VII. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Eric D. Roiter (55)

Year of Election or Appointment: 1998 or 2000

Secretary of Advisor Biotechnology (2000), Advisor Consumer Industries (1998), Advisor Cyclical Industries (1998), Advisor Developing Communications (2000), Advisor Electronics (2000), Advisor Financial Services (1998), Advisor Health Care (1998), Advisor Natural Resources (1998), Advisor Technology (1998), and Advisor Telecommunications & Utilities Growth (1998). He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.

Christine Reynolds (45)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (57)

Year of Election or Appointment: 1987, 1996, or 2000

Assistant Treasurer of Advisor Biotechnology (2000), Advisor Consumer Industries (1996), Advisor Cyclical Industries (1996), Advisor Developing Communications (2000), Advisor Electronics (2000), Advisor Financial Services (1996), Advisor Health Care (1996), Advisor Natural Resources (1987), Advisor Technology (1996), and Advisor Telecommunications & Utilities Growth (1996). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (49)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Kenneth B. Robins (34)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Consumer Industries	Pay Date	Record Date	Dividends	Capital Gains
Class A	09/13/04	09/10/04	-	$0.53
Class T	09/13/04	09/10/04	-	$0.53
Class B	09/13/04	09/10/04	-	$0.53
Class C	09/13/04	09/10/04	-	$0.53
Cyclical Industries
Class A	09/13/04	09/10/04	-	$0.65
Class T	09/13/04	09/10/04	-	$0.63
Class B	09/13/04	09/10/04	-	$0.52
Class C	09/13/04	09/10/04	-	$0.51
Financial Services
Class A	09/13/04	09/10/04	-	$1.48
Class T	09/13/04	09/10/04	-	$1.48
Class B	09/13/04	09/10/04	-	$1.48
Class C	09/13/04	09/10/04	-	$1.48
Telecommunications & Utilities Growth
Class A	09/13/04	09/10/04	$.07	-
Class T	09/13/04	09/10/04	$.05	-
Class B	09/13/04	09/10/04	$.01	-
Class C	09/13/04	09/10/04	$.02	-

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Financial Services
Class A	100%
Class T	100%
Class B	100%
Class C	100%
Natural Resources
Class A	100%
Class T	100%
Telecommunications & Utilities Growth
Class A	100%
Class T	100%
Class B	100%
Class C	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for the purposes of the maximum rate under section 1 (h)(11) of the Internal Revenue Code.

Financial Services
Class A	100%
Class T	100%
Class B	100%
Class C	100%
Natural Resources
Class A	100%
Class T	100%
Telecommunications & Utilities Growth
Class A	100%
Class T	100%
Class B	100%
Class C	100%

The funds will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 19, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	1,258,992,294.05	67.854
Against	285,112,169.59	15.366
Abstain	81,809,335.63	4.409
Broker Non-Votes	229,530,071.74	12.371
TOTAL	1,855,443,871.01	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	1,764,542,479.15	95.101
Withheld	90,901,391.86	4.899
TOTAL	1,855,443,871.01	100.000
Ralph F. Cox
Affirmative	1,762,691,678.51	95.001
Withheld	92,752,192.50	4.999
TOTAL	1,855,443,871.01	100.000
Laura B. Cronin
Affirmative	1,764,743,077.37	95.112
Withheld	90,700,793.64	4.888
TOTAL	1,855,443,871.01	100.000
Robert M. Gates
Affirmative	1,763,804,232.45	95.061
Withheld	91,639,638.56	4.939
TOTAL	1,855,443,871.01	100.000
George H. Heilmeier
Affirmative	1,764,595,044.83	95.104
Withheld	90,848,826.18	4.896
TOTAL	1,855,443,871.01	100.000
Abigail P. Johnson
Affirmative	1,762,763,373.33	95.005
Withheld	92,680,497.68	4.995
TOTAL	1,855,443,871.01	100.000
Edward C. Johnson 3d
Affirmative	1,762,006,438.92	94.964
Withheld	93,437,432.09	5.036
TOTAL	1,855,443,871.01	100.000
Donald J. Kirk
Affirmative	1,763,115,160.88	95.024
Withheld	92,328,710.13	4.976
TOTAL	1,855,443,871.01	100.000
Marie L. Knowles
Affirmative	1,764,877,372.29	95.119
Withheld	90,566,498.72	4.881
TOTAL	1,855,443,871.01	100.000
Ned C. Lautenbach
Affirmative	1,765,030,930.72	95.127
Withheld	90,412,940.29	4.873
TOTAL	1,855,443,871.01	100.000
Marvin L. Mann
Affirmative	1,763,707,568.69	95.056
Withheld	91,736,302.32	4.944
TOTAL	1,855,443,871.01	100.000
William O. McCoy
Affirmative	1,763,731,348.95	95.057
Withheld	91,712,522.06	4.943
TOTAL	1,855,443,871.01	100.000
Robert L. Reynolds
Affirmative	1,764,938,615.07	95.122
Withheld	90,505,255.94	4.878
TOTAL	1,855,443,871.01	100.000
William S. Stavropoulos
Affirmative	1,764,361,513.28	95.091
Withheld	91,082,357.73	4.909
TOTAL	1,855,443,871.01	100.000
* Denotes trust-wide proposals and voting results.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodians

JPMorgan Chase Bank

New York, NY

Brown Brothers Harriman & Co. (dagger)

Boston, MA

State Street Bank and Trust (dagger)(dagger)

Quincy, MA

* Custodian for Fidelity Advisor Natural Resources Fund only.

(dagger)(dagger) Custodian for Fidelity Advisor Biotechnology Fund, Fidelity Advisor Developing Communications Fund, and Fidelity Advisor Electronics Fund only.

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor California Municipal Income Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Freedom Income, 2005, 2010, 2015, 2020, 2025, 2030, 2035, 2040 FundsSM
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Inflation-Protected Bond Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor International Small Cap Fund
Fidelity Advisor Investment Grade Bond Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mid Cap II Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor New Insights Fund
Fidelity Advisor New York Municipal Income Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Real Estate Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Short Intermediate Municipal Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Total Bond Fund
Fidelity Advisor Ultra-Short Bond Fund
Fidelity Advisor Value Fund
Fidelity Advisor Value Leaders Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

Printed on Recycled Paper

AFOC-UANNPRO-0904
1.789241.101

Item 2. Code of Ethics

As of the end of the period, July 31, 2004, Fidelity Advisor Series VII (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles and Donald J. Kirk are each audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Knowles and Mr. Kirk are each independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended July 31, 2004 and July 31, 2003, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Advisor Biotechnology Fund, Fidelity Advisor Consumer Industries Fund, Fidelity Advisor Cyclical Industries Fund, Fidelity Advisor Developing Communications Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Natural Resources Fund, Fidelity Advisor Real Estate Fund, Fidelity Advisor Technology Fund and Fidelity Advisor Telecommunications & Utilities Growth Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2004A	2003A,B
Fidelity Advisor Biotechnology Fund	$34,000	$32,000
Fidelity Advisor Consumer Industries Fund	$32,000	$30,000
Fidelity Advisor Cyclical Industries Fund	$32,000	$30,000
Fidelity Advisor Developing Communications Fund	$34,000	$32,000
Fidelity Advisor Electronics Fund	$34,000	$32,000
Fidelity Advisor Financial Services Fund	$34,000	$32,000
Fidelity Advisor Health Care Fund	$34,000	$32,000
Fidelity Advisor Natural Resources Fund	$34,000	$32,000
Fidelity Advisor Real Estate FundB	$41,000	$32,000
Fidelity Advisor Technology Fund	$34,000	$32,000
Fidelity Advisor Telecommunications & Utilities Growth Fund	$32,000	$30,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$4,200,000	$3,600,000
A	Aggregate amounts may reflect rounding.
B	Fidelity Advisor Real Estate Fund commenced operations on September 12, 2002.

(b) Audit-Related Fees.

In each of the fiscal years ended July 31, 2004 and July 31, 2003, the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2004A	2003 A, B, C
Fidelity Advisor Biotechnology Fund	$0	$0
Fidelity Advisor Consumer Industries Fund	$0	$0
Fidelity Advisor Cyclical Industries Fund	$0	$0
Fidelity Advisor Developing Communications Fund	$0	$0
Fidelity Advisor Electronics Fund	$0	$0
Fidelity Advisor Financial Services Fund	$0	$0
Fidelity Advisor Health Care Fund	$0	$0
Fidelity Advisor Natural Resources Fund	$0	$0
Fidelity Advisor Real Estate Fund	$0	$0
Fidelity Advisor Technology Fund	$0	$0
Fidelity Advisor Telecommunications & Utilities Growth Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C	Fidelity Advisor Real Estate Fund commenced operations on September 12, 2002.

In each of the fiscal years ended July 31, 2004 and July 31, 2003, the aggregate Audit-Related Fees that were billed by Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2004 A	2003A, B,C
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C	May include amounts billed prior to Fidelity Advisor Real Estate Fund's commencement of operations.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended July 31, 2004 and July 31, 2003, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2004A	2003A, B, C
Fidelity Advisor Biotechnology Fund	$3,900	$4,000
Fidelity Advisor Consumer Industries Fund	$3,900	$4,000
Fidelity Advisor Cyclical Industries Fund	$3,900	$4,000
Fidelity Advisor Developing Communications Fund	$3,900	$4,000
Fidelity Advisor Electronics Fund	$3,900	$4,000
Fidelity Advisor Financial Services Fund	$3,900	$4,000
Fidelity Advisor Health Care Fund	$3,900	$4,000
Fidelity Advisor Natural Resources Fund	$3,900	$4,000
Fidelity Advisor Real Estate Fund	$3,600	$3,000
Fidelity Advisor Technology Fund	$3,900	$4,000
Fidelity Advisor Telecommunications & Utilities Growth Fund	$3,900	$4,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C	Fidelity Advisor Real Estate Fund commenced operations on September 12, 2002.

In each of the fiscal years ended July 31, 2004 and July 31, 2003, the aggregate Tax Fees billed by Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2004A	2003A, B, C
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C	May include amounts billed prior to Fidelity Advisor Real Estate Fund's commencement of operations.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended July 31, 2004 and July 31, 2003, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the funds is shown in the table below.

Fund	2004A	2003A, B, C
Fidelity Advisor Biotechnology Fund	$0	$0
Fidelity Advisor Consumer Industries Fund	$0	$0
Fidelity Advisor Cyclical Industries Fund	$0	$0
Fidelity Advisor Developing Communications Fund	$0	$0
Fidelity Advisor Electronics Fund	$0	$0
Fidelity Advisor Financial Services Fund	$0	$0
Fidelity Advisor Health Care Fund	$0	$0
Fidelity Advisor Natural Resources Fund	$0	$0
Fidelity Advisor Real Estate Fund	$0	$0
Fidelity Advisor Technology Fund	$0	$0
Fidelity Advisor Telecommunications & Utilities Growth Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C	Fidelity Advisor Real Estate Fund commenced operations on September 12, 2002.

In each of the fiscal years ended July 31, 2004 and July 31, 2003, the aggregate Other Fees billed by Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2004A	2003A, B, C
Deloitte Entities	$790,000	$650,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C	May include amounts billed prior to Fidelity Advisor Real Estate Fund's commencement of operations.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2004 and July 31, 2003 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2004 and July 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2004 and July 31, 2003 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2004 and July 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2004 and July 31, 2003 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2004 and July 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) According to Deloitte Entities for the fiscal year ended July 31, 2004, the percentage of hours spent on the audit of each fund's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of Deloitte Entities is as follows:

Fund	2004
Fidelity Advisor Biotechnology Fund	0%
Fidelity Advisor Consumer Industries Fund	0%
Fidelity Advisor Cyclical Industries Fund	0%
Fidelity Advisor Developing Communications Fund	0%
Fidelity Advisor Electronics Fund	0%
Fidelity Advisor Financial Services Fund	0%
Fidelity Advisor Health Care Fund	0%
Fidelity Advisor Natural Resources Fund	0%
Fidelity Advisor Real Estate Fund	0%
Fidelity Advisor Technology Fund	0%
Fidelity Advisor Telecommunications & Utilities Growth Fund	0%

(g) For the fiscal years ended July 31, 2004 and July 31, 2003, the aggregate fees billed by Deloitte Entities of $2,050,000A and $1,300,000A,B,C for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2004A	2003A,B,C
Covered Services	$850,000	$700,000
Non-Covered Services	$1,200,000	$600,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C	May include amounts billed prior to Fidelity Advisor Real Estate Fund's commencement of operations.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the funds, taking into account representations from Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding its independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 10. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the trust's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 11. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series VII

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	September 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	September 23, 2004
By:	/s/Timothy F. Hayes
Timothy F. Hayes
Chief Financial Officer

Date:	September 23, 2004